                           PROSPECTUS 1

Lincoln ChoicePlusSM Bonus
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. These benefits may be a variable or fixed amount or a combination of both. If you die before the Annuity Commencement Date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If your purchase payments, bonus credits and persistency credits are in the fixed account, we promise to pay you your principal and minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, a market value adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

We do offer variable annuity contracts that have lower fees. Expenses for contracts offering a bonus or persistency credit may be higher. Because of this, the amount of the bonus or persistency credits may, over time, be offset by additional fees and charges.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments , bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I):
     Invesco Van Kampen V.I. American Franchise Fund
     (formerly Invesco V.I. Capital Appreciation)
     Invesco V.I. Core Equity Fund
     Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio*
     AllianceBernstein VPS Large Cap Growth Portfolio
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class B):
   DWS Alternative Asset Allocation VIP Portfolio
   (formerly DWS Alternative Asset Allocation Plus VIP Portfolio) Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio Fidelity (Reg. TM) VIP Equity-Income Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio
     Janus Aspen Enterprise Portfolio
     Janus Aspen Worldwide Portfolio
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Social Awareness Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA S&P 500 Index Fund**

Lincoln Variable Insurance Products Trust (Service Class)
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity Fund
     LVIP Dimensional U.S. Equity Fund
     LVIP Dimensional/Vanguard Total Bond Fund
     (formerly LVIP Total Bond Fund)
     LVIP Global Income Fund
     LVIP J.P. Morgan High Yield Fund
     LVIP Janus Capital Appreciation Fund
     LVIP MFS International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund
     LVIP Turner Mid-Cap Growth Fund
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund
     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile Conservative Fund
     (formerly LVIP Conservative Profile Fund)
     LVIP Protected Profile Moderate Fund
     (formerly LVIP Moderate Profile Fund)
     LVIP Protected Profile Growth Fund
     (formerly LVIP Moderately Aggressive Profile Fund)

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio
     (formerly Neuberger Berman AMT Regency Portfolio)

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund
     Putnam VT Growth & Income Fund

*Refer to Description of Funds for specific information regarding the availability of funds.

**"Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2012

Table of Contents



Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 8
Summary of Common Questions                                   12
The Lincoln National Life Insurance Company                   14
Variable Annuity Account (VAA)                                15
Investments of the Variable Annuity Account                   16
Charges and Other Deductions                                  21
The Contracts                                                 28
 Purchase Payments                                            29
 Bonus Credits                                                29
 Persistency Credits                                          30
 Transfers On or Before the Annuity Commencement Date         31
 Surrenders and Withdrawals                                   33
 Death Benefit                                                36
 Investment Requirements                                      41
Living Benefit Riders                                         46
 i4LIFE (Reg. TM) Advantage                                   46
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    51
Discontinued Living Benefit Riders                            56
 Lincoln Lifetime IncomeSM Advantage                          56
 Lincoln SmartSecurity (Reg. TM) Advantage                    65
 4LATER (Reg. TM) Advantage                                   70
 Annuity Payouts                                              74
 Fixed Side of the Contract                                   82
Distribution of the Contracts                                 84
Federal Tax Matters                                           85
Additional Information                                        90
 Voting Rights                                                90
 Return Privilege                                             91
 Other Information                                            91
 Legal Proceedings                                            91
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   92
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage in which the Guaranteed Amount or Income Base, as applicable, minus purchase payments and corresponding bonus credits received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a death benefit.

Account or variable annuity account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select(other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any death benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Bonus credit - The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referred to as account value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death benefit-Before the Annuity Commencement Date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Earnings-The excess of contract value over the sum of bonus credits, persistency credits and purchase payments which have not yet been withdrawn from the contract.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage , the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed annuity payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

Guaranteed Period-The length of the period during which contract value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An annuity payout option which combines periodic variable Regular Income Payments for life and a death benefit with the ability to make withdrawals during a defined period, the Access Period.

Income Base-Under 4LATER (Reg. TM) Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Investment Requirements-Restrictions in how you may allocate your subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a death benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartIncomeSM Inflation-A fixed annuity payout option that provides periodic annuity payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit-A general reference to certain riders that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you own a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. On or after October 13, 2009, the only available living benefit rider that you may elect is i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed annuity payout option available under Lincoln Lifetime IncomeSM Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.

Periodic Income Commencement Date-The valuation date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency credit-The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase payments-Amounts paid into the contract other than bonus credits and persistency credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the death benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, annuity payouts for the life of the annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and Lincoln SmartIncomeSM Inflation, the person designated by the contractowner upon whose life the annuity payouts will also be contingent.

Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children

 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
 o Effective June 15, 2005, the version of this product offered to Selling Group Individuals is no longer available for new sales.

Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                      CONTRACTOWNER TRANSACTION EXPENSES:


Accumulation Phase:
  Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1......    8.50%
We may also apply a market value adjustment to amounts being withdrawn, surrendered or transferred from a
Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum
Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular
Income Payments under i4LIFE (Reg. TM)
Advantage). See Fixed Side of the Contract.




Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):2.............................................................................    7.00%


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

2 The Unscheduled Payment charge percentage is reduced over time.


The next three tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given contractowner. The tables differ based on whether the contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A


Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):2
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.60%
5% Step-up Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.60%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.75%
Estate Enhancement Benefit Rider (EEB) without 5% Step-up
  Mortality and Expense Risk Charge.......................................................        1.65%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.80%
Estate Enhancement Benefit Rider (EEB) in Combination with 5% Step-up
  Mortality and Expense Risk Charge.......................................................        1.70%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.85%

                                                                                    Single      Joint
Optional Living Benefit Rider Charges:3                                              Life        Life
Lincoln Lifetime IncomeSM Advantage:4
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:5
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.65%      0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:5
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage:6
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

3 Only one Living Benefit rider may be elected from this chart.

4 As an annualized percentage of the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. As of June 30, 2009, this rider is no longer available for purchase.

5 As an annualized percentage of the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election), as increased for subsequent purchase payments, any bonus credits, and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. As of June 30, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is no longer available for purchase. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

6 As an annualized percentage of the Income Base (initial purchase payment and any bonus credit or contract value at the time of election), as increased for subsequent purchase payments, any bonus credits, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Charge for further information. As of June 30, 2009, this rider is no longer available for purchase.



                                    TABLE B


Annual Account Fee:1......................................................     $    35
i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.85%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        2.05%




                                                                           Single      Joint
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):3     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge............................................     3.85%      3.85%
  Current Charge.......................................................     2.50%      2.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge............................................     4.05%      4.05%

  Current Charge........    2.70%      2.90%




i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3):4
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.35%
  Current Charge.................................................................    2.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.55%
  Current Charge.................................................................    2.55%


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.

4 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.



                                    TABLE C


Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.35%
  Current Charge..........................................................................        2.50%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.55%
  Current Charge..........................................................................        2.70%


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. As of June 30, 2009, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.28%        2.22%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.28%        1.92%

* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB death benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,476    $2,653    $3,649    $5,905

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $626   $1,853    $3,049    $5,905

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,414    $2,507    $3,469    $5,866

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $564   $1,707    $2,869    $5,866

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your purchase payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. All material state variations are discussed in the prospectus. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your subaccount investments, which means you may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

If you withdraw purchase payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the market value Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? When purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

A persistency credit of 0.05% of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts - Persistency Credits.

We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per contract year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the subaccounts is less than $2,000). If transferring funds from the fixed account to the subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to a market value adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage) or, a minimum annuity payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). On or after October 13, 2009, the only available living benefit rider you may elect is i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit. If you own a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements. Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in The Contracts - Living Benefit riders.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See the Contracts - Discontinued Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage. If you own this rider you will be subject to Investment Requirements. See the Contracts - Investment Requirements. This rider is no longer available for purchase on or after October 13, 2009.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. If you own a Living Benefit rider, Excess Withdrawals will adversely affect the Guaranteed Amount and you will be subject to Investment Requirements. See The Contracts - Discontinued Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage. This rider is no longer available for purchase on or after October 13, 2009.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg.
TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. If you own this benefit, you will be subject to Investment Requirements. See The Contracts
- Discontinued Living Benefit Riders - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase on or after October 13, 2009.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage and The Contracts - Discontinued Living Benefit Riders - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.

Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, PIMCO and Putnam funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The death benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the death benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and death benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Van Kampen V.I. American Franchise Fund: Long-term capital appreciation. (formerly Capital Appreciation Fund)

  o Core Equity Fund: Long-term growth of capital.

  o International Growth Fund: Long-term growth of capital.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund: Long-term growth of capital.

  o Global Small Capitalization Fund: Long-term growth of capital.

  o Growth Fund: Growth of capital.

  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and secondarily high current income.

  o Limited-Term Diversified Income Series: Long-term total return.

  o REIT Series: Total return.

  o Small Cap Value Series: Total return.

  o Smid Cap Growth Series: Total return.

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.

DWS Variable Series II, advised by Deutsche Investment Management Americas Inc.
    and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.
     (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.

  o Growth Portfolio: Capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: Maximize income.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.

  o Templeton Growth Securities Fund: Long-term capital growth.
     (Subadvised by Templeton Asset Management Limited)


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Long-term growth balanced by current income.

  o Enterprise Portfolio: Long-term growth.

  o Worldwide Portfolio: Long-term growth.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)

  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. (Subadvised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total Return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Maximum current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with capital appreciation.
     (formerly LVIP Total Bond Fund)

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP J.P. Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management Inc.)

  o LVIP Janus Capital Appreciation Fund: Long-term growth of capital. (Subadvised by Janus Capital Management LLC)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Subadvised by Massachusetts Financial Services Company)

  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Subadvised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Capital U.S. Aggregate Bond Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund: Replicate broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderate Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.**
     (Sub-advised by SSgA Funds Management, Inc

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 (Reg. TM) index. (Sub-advised by SSgA Funds Management, Inc

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)

  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Protected Profile 2010 Fund: Total return with emphasis on high current income; a fund of funds.

  o LVIP Protected Profile 2020 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: High current income and growth of capital; a fund of funds.
     (formerly LVIP Conservative Profile Fund)

  o LVIP Protected Profile Growth Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderately Aggressive Profile Fund)

  o LVIP Protected Profile Moderate Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderate Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Capital appreciation.

  o Mid-Cap Intrinsic Value Portfolio: Long-term growth.
     (formerly Regency Portfolio)


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
     (Subadvised by Putnam Advisory Company, LLC and Putnam Investments
Limited)

  o Growth & Income Fund: Capital growth and current income.
     (Subadvised by Putnam Investments Limited)

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that death benefits paid will exceed the actual contract value;

 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA


For the base contract, we apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:

                                           EEB Rider
                                           (in combination       EEB Rider                 5% step up
                                           with 5% step up)      (without 5% step up)      death benefit      EGMDB
                                           ------------------    ----------------------    ---------------    ------
o   Mortality and expense risk charge      1.70%                         1.65%                 1.60%          1.45%
o   Administrative charge                   .15%                         0.15%                 0.15%          0.15%
                                           ----                          ----                   ----          ----
o   Total annual charge for each
    subaccount                             1.85%                         1.80%                 1.75%          1.60%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each purchase payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1, 2011, your first contract anniversary would be on January 1, 2012, your second contract anniversary would be on January 1, 2013, and so forth.



                                                        Number of contract anniversaries since
                                                             purchase payment was invested
                                                    -----------------------------------------------
                                             0       1       2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th8.50%   8.50%   8%   7%   6%   5%   4%   3%   2%   0%
      surrendered or withdrawn purchase
      payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;
 o Purchase payments that have been invested in the contract for at least 12 months when used in the calculation of the initial benefit payment to be made under an annuity payout option, other than the i4LIFE (Reg. TM) Advantage option;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the contractowner to an accredited nursing home or equivalent health care facility, if such purchase payments were received by us more than 12 months prior to the admittance, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;

 o A surrender of the contract as a result of the death of the contractowner or annuitant;
 o A surrender or withdrawal of a purchase payment beyond the fifth anniversary since the purchase payment was invested for any contract issued to selling group individuals. For selling group individuals, a reduced schedule of surrender charges applies;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Purchase payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from bonus credits.

3. On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and persistency credits until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to selling group individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Discontinued Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments and bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus Option riders are no longer available for purchase as of October 13, 2009.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option. See The Contracts - Discontinued Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount (initial purchase payment and any bonus credits or contract value at the time of election) as increased for subsequent purchase payments and any bonus credits and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because bonus credits increase the Guaranteed Amount, bonus credits also increase the amount we deduct for the cost of the rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) purchase payments (and bonus credits) made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase as of October 13, 2009.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the valuation date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit if purchased at contract issue, or contract value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, any bonus credits, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

The 4LATER (Reg. TM) Advantage rider is no longer available for purchase as of October 13, 2009.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE (Reg. TM) Advantage becomes effective (or initial purchase payment and bonus credit if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.85% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.05% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all death benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next valuation date after we receive a completed election form in good order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% (2.35% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.70% (2.55% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% for the i4LIFE (Reg. TM) Advantage Account Value death benefit and 2.90% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Account Value death benefit; and 2.70% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

The 4LATER (Reg. TM) Guaranteed Income Benefit is no longer available for purchase.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.35% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.55% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the market value Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.

Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home Office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make purchase payments to the contract at any time, subject to certain conditions. You are not required to make any additional purchase payments after the initial purchase payment. There may be some restrictions on making additional purchase payments if you purchased a Living Benefit rider. See the Living Benefit Riders section of this prospectus for additional information. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to Home Office approval. If you stop making purchase payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits

In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract. For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The amount of any bonus credit applied to the contract will be noted on the confirmation sent after each purchase payment. The bonus credit percentage is based on the owner's cumulative purchase payments at the time each purchase payment is made according to the following scale:



Cumulative Purchase Payments   Bonus Credit %
------------------------------ ---------------
  Less than $100,000  .             3.0%
  $100,000-$999,999  .              4.0%
  $1,000,000 or greater  .          5.0%

Your cumulative purchase payments at the time of a purchase payment are equal to the sum of (1) all prior purchase payments made to your contract; plus (2) the current purchase payment made to your contract; minus (3) all prior withdrawals of purchase payments from your contract.

Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with contract values for only nonqualified contracts.

During the first contract year if you make any purchase payment(s) after the initial purchase payment ("subsequent purchase payment"), we may add a bonus credit ("additional bonus credit") to the contract that is in addition to any bonus credit that was previously added to the contract and the bonus credit that is added due to the subsequent purchase payment. The additional bonus credit will be added to the contract if the subsequent purchase payment increases the owner's investment to a dollar level that qualifies for a higher bonus credit percentage than the bonus credit percentage that any prior purchase payments qualified for. The additional bonus credit will be added to your contract at the time the subsequent purchase payment is made. The bonus credit percentage for the additional bonus credit will be the difference between the higher bonus credit percentage that the subsequent purchase payment qualifies for and the bonus credit percentage that the prior purchase payments qualified for. We will then multiply the sum of all prior first year purchase payments by this bonus credit percentage to determine the amount of the additional bonus credit. You may receive more than one additional bonus credit during the first contract year as we will add an additional bonus credit anytime a subsequent purchase payment increases the amount of the total purchase payments to an amount that qualifies for a higher bonus credit percentage.

We offer a variety of variable annuity contracts. The amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


Persistency Credits

Contractowners will receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 14 years, by 0.05%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available. Corresponding bonus credits will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the variable subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the contract value in the fixed accounts to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to market value adjustments, if applicable. For a description of the market value adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Market Value Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures

(the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any death benefit or Living Benefits in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. This may not be allowed if certain riders are in effect. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the market value adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining contract value in the DCA program will be allocated to the variable subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable surrender charges and market value adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Market Value Adjustment.

The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements and The Contracts - Discontinued Living Benefit Riders..

The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in one fixed income subaccount.
   This model seeks a balance
  between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately
   90% in seven equity subaccounts and 10% in one fixed income subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.

If the contractowner (or a joint owner) or annuitant dies prior to the Annuity Commencement Date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments less the sum of all withdrawals, partial annuitizations and premium tax incurred; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and bonus credits and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest contract value is obtained.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments reduced by the sum of all withdrawals; or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments and bonus credits made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date on a dollar for dollar basis; or
 o (Only if this rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the contract value immediately prior to the withdrawal; and

     (ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the contract value immediately prior to the withdrawal; and

     (ii) is the amount of purchase payments made into the contract prior to the withdrawal.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB and 5% Step-Up death benefit will be reduced to the Step-Up death benefit for an annual charge of 1.75%, and the EEB Rider death benefit will be reduced to the EGMDB for an annual charge of 1.60%.


The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchased a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you are subject to Investment Requirements, which means you are limited in how much you can invest in certain subaccounts of your contract. Investment Requirements apply whether you purchase a Living Benefit rider at contract issue, or if you add a Living Benefit rider to an existing contract. The Living Benefit rider you purchased and the date of purchase will determine which Investment Requirements Option applies to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchased i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you are not subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Under each option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchased the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchased. If you have not elected a Living Benefit rider, the Investment Requirements will not apply to your contract.



                                                                                                       YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                  Between February 19, 2008 and January 19, 2009   Option 2
                                                     On or after January 20, 2009                     Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                          N/A
                                                     April 10, 2006 through January 19, 2009          Option 1
                                                     On or after January 20, 2009                     Option 3
4LATER (Reg. TM) Advantage                           April 10, 2006 through January 19, 2009          Option 1
                                                     On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                          N/A
Benefit (v.1)                                        On or after April 10, 2006                       Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009          Option 1
Benefit (v.2)                                        On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 19, 2009     Option 2
Benefit (v.3)                                        On or after January 20, 2009                     Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    On or after November 15, 2010                    Option 3
Benefit (v.4)

Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series

 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o DWS Small Cap Index VIP
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Fidelity (Reg. TM) VIP Overseas Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 o FTVIPT Mutual Shares Securities Fund
 o FTVIPT Templeton Growth Securities Fund
 o Invesco V.I. International Growth Fund
 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Worldwide Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP Cohen & Steers Global Real Estate Fund
 o LVIP Columbia Value Opportunities Fund
 o LVIP Delaware Foundation Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP Dimensional Non-U.S. Equity Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small/Mid Cap 200 Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth Fund
 o LVIP Turner Mid-Cap Growth Fund
 o LVIP Vanguard International Equity ETF Fund
 o LVIP Protected Profile 2040 Fund
 o MFS VIT Growth Series
 o MFS VIT Utilities Series
 o Neuberger Berman AMT Mid-Cap Growth Portfolio
 o Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio
 o Putnam VT Global Health Care Fund

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Delaware VIP Limited-Term Diversified Income Series subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the subaccount groups are as follows:



Group 1   Group 2

Investments must be at least 25% of contract value          Investments cannot exceed 75% of contract value or Account Value
                                                            (if i4LIFE (Reg. TM)
or Account Value (if i4LIFE (Reg. TM) Advantage with        Advantage with Guaranteed Income Benefit is in effect)
                                                            --------------------------------------------------------------------
Guaranteed Income Benefit is in effect)
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other investment options except as discussed below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) High Yield Series
4. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP BlackRock Inflation Protected Bond Fund
7. LVIP Delaware Bond Fund
8. LVIP Delaware Diversified Floating Rate Fund
9. LVIP Dimensional/Vanguard Total Bond Fund
10. LVIP Global Income Fund
11. LVIP SSgA Bond Index Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                            --------------------------------------------------------------------
Account Value (if i4LIFE (Reg. TM) Advantage with
Guaranteed Income Benefit is in effect)
-----------------------------------------------------------
1. Delaware VIP (Reg. TM) REIT Series
2. DWS Alternative Asset Allocation VIP Portfolio
3. LVIP SSgA Emerging Markets 100 Fund

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your contract value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) High Yield Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Dimensional/Vanguard Total Bond Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Protected Profile 2010 Fund oLVIP Protected Profile 2020 Fund oLVIP Protected Profile 2030 Fund oLVIP Protected Profile 2040 Fund oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the subaccount groups are as follows:



Group 1                                                     Group 2
Investments must be at least 30% of contract value          Investments cannot exceed 70% of contract value or Account Value
                                                            (if i4LIFE (Reg. TM)
or Account Value (if i4LIFE (Reg. TM) Advantage with        Advantage with Guaranteed Income Benefit is in effect)
                                                            --------------------------------------------------------------------
Guaranteed Income Benefit is in effect)
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other funds except as described below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Dimensional/Vanguard Total Bond Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of contract value or
Account Value (if i4LIFE (Reg. TM) Advantage with
Guaranteed Income Benefit is in effect)
---------------------------------------------------

1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delaware VIP (Reg. TM) Emerging Markets Series
3. Delaware VIP (Reg. TM) REIT Series
4. DWS Alternative Asset Allocation VIP Portfolio
5. LVIP Cohen & Steers Global Real Estate Fund
6. LVIP SSgA Emerging Markets 100 Fund
7. MFS VIT Utilities Series

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds listed below, as an alternative. If you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection* oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series* oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series* oFTVIPT Templeton Global Bond Securities Fund* oLVIP BlackRock Inflation Protected Bond Fund* oLVIP Delaware Bond Fund* oLVIP Delaware Diversified Floating Rate Fund* oLVIP Dimensional/Vanguard Total Bond Fund* oLVIP Global Income Fund* oLVIP SSgA Bond Index Fund* oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Protected Profile 2010 Fund oLVIP Protected Profile 2020 Fund oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Living Benefit Riders
The following Living Benefit Rider may be purchased for an additional charge: i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit. Upon election of i4LIFE (Reg. TM) Advantage, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the protection sub-strategies of the funds offered under this contract. The riders do not guarantee the investment results of the funds.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an annuity payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a death benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional purchase payments may be made until the initial Guaranteed Income Benefit is calculated. Additional purchase payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts - Transfers on or before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected an EEB Death Benefit or a 5% Step-up Death Benefit, you must elect a new death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the contract value). See The Contracts - i4LIFE (Reg. TM) Advantage death benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective (or your initial purchase payment and bonus credit if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date will equal the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges or applicable market value adjustments. See Charges and other deductions. For information regarding income tax consequences of Regular Income Payments, see Federal tax matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent Regular Income Payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your Regular Income Payments will vary based on the value of your annuity units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of annuity units.

Regular Income Payments will continue for as long as the annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals, if any. Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the death benefit on a dollar for dollar basis.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and bonus credits and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular Income Payments and withdrawals are deducted on a dollar for dollar basis.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

We will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

Contractowners may purchase the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) if you own a version of Lincoln Lifetime

IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections on or after May 21, 2012.



Age                     Percent of Account Value*
-------------------    --------------------------
  Under age 40         2.0%
  40 - 54              2.5%
  55 - under 59.5      3.0%
  59.5 - 64            3.5%
  65 - 69              4.0%
  70 - 74              4.5%
  75 and above         5.0%

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections prior to May 21, 2012.



Age                     Percent of Account Value*
-------------------    --------------------------
  Under age 40         2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%


* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable subaccounts on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for Elections on or after May 21, 2012, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.



8/1/2010 Amount of initial Regular Income Payment:                                    $  4,801
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):          $100,000
8/1/2010 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value):       $  3,500
8/1/2011 Recalculated Regular Income Payment:                                         $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                     $  4,500

The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a living benefit rider) on contracts purchased prior to June 30, 2009. For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. The example assumes an annual payment mode has been elected.



         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected):
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $140,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial Regular Income Payment:                          $  5,411    per year
         Initial Guaranteed Income Benefit (4.5% x $140,000                 $  6,300
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See Lincoln Lifetime IncomeSM - i4LIFE (Reg. TM) Advantage Option for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in 4LATER (Reg. TM) Guaranteed Income Benefit.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or Secondary Life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts issued prior to June 30, 2009. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions. The market value adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:

         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions. The market value adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the EGMDB option. Upon termination, we will stop assessing the charge for i4LIFE (Reg.
TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.



Discontinued Living Benefit Riders
The following Living Benefit riders are unavailable for purchase as of October 13, 2009. This section contains important information for contractowners who purchased their contract and one of the following Living Benefit riders prior to October 13, 2009. The riders described below, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (4LATER (Reg.
TM) Advantage). You may not own more than one Living Benefit rider at a time. If you own a Living Benefit rider, you will be subject to Investment Requirements (see Investment Requirements). Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/ annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option under Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments plus applicable bonus credits made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. This option guarantees at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment

Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Protected Profile Conservative Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to Investment Requirements.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elected the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equaled your initial purchase payment plus the amount of any bonus credit. If you elected the rider after we issued the contract, the initial Guaranteed Amount equaled the contract value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the living benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives.

Additional purchase payments and any bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and any bonus credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments, and applicable bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments and any applicable bonus credits received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional purchase payments and any bonus credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment (and bonus credit). Any purchase payments and bonus credits made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000

Additional purchase payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600

Additional purchase payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000

On the first Benefit Year Anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 times 1.05% = $125,580 plus $10,400). The $10,000 purchase payment and $400 bonus credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the contractowner/annuitant (single life option) is 591/2 or older or the contractowner and spouse (joint life option) are age 65 or older.

   b. If the contractowner/annuitant (single life option) is under age 591/2 or the contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (single life) or 65 (joint life):

                                                                                                Potential for   Length of 5%
                                                                                   Guaranteed     Charge to     Enhancement
                                                                  Contract Value     Amount         Change         Period
                                                                 ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         No              10
         1st Benefit Year Anniversary...........................      $54,000        $54,075         No               9
         2nd Benefit Year Anniversary...........................      $53,900        $56,779         No               8
         3rd Benefit Year Anniversary...........................      $57,000        $59,618         No               7
         4th Benefit Year Anniversary...........................      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the contract value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments, including bonus credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,400 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election). Required minimum distributions
(RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Initial Maximum Annual Withdrawal amount = $10,400.

After 10 years, at age 65, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the contract value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals times 200%), the Guaranteed Amount is increased to $374,400.

The 200% Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under the joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments and bonus credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (single life) is older than 591/2 and the contractowner and spouse (joint life) are both older than 65):

                                                                                   Guaranteed    Maximum Annual
                                                                  Contract Value     Amount     Withdrawal Amount
                                                                 ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         $2,575
         1st Benefit Year Anniversary...........................      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary...........................      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary...........................      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary...........................      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)

After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:

Contract Value = $54,800
Guaranteed Amount = $79,800

The contract value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 contract value ($6,800 / $54,800)

Contract value = $48,000
Guaranteed Amount = $69,898 ($79,800 X 12.41% = $9,902; $79,800 - $9,902 =
$69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to purchase payments (and not bonus credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to bonus credits are not subject to surrender charges.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner, is age 591/2 (single life) or the contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after the next Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. (See the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment + $4,000 bonus credit
 o $104,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $93,600
 o $5,200 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $98,444 ($104,000 reduced by 5.34% ($5,000/
$93,600) and the new Maximum Annual Withdrawal amount is $4,922 (5% times $98,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charges.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount, (plus any purchase payments and applicable bonus credits made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000 with a 4% bonus credit of $4,000; Initial Guaranteed Amount of $104,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $14,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Protected Profile Conservative Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate

Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Impact of Divorce on Joint Life Option. After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage will provide a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage

Lincoln SmartSecurity (Reg. TM) Advantage provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, any bonus credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

If you own this rider, you are limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements in this prospectus.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elected the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equaled your initial purchase payment plus the amount of any bonus credit. If you elected the benefit after we issued the contract, the Guaranteed Amount equaled the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts of all Living Benefit riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant).


Additional purchase payments and bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and bonus credit (not to exceed the maximum); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit will increase the Guaranteed Amount by $10,300. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments and step-ups are made and any bonus credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including any surrender charges and other deductions), the rider charge and account fee plus any purchase payments and any bonus credits made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                          Contract Value      Guaranteed Amount
                                         ----------------    ------------------
o   Initial Purchase Payment $50,000
    (3% bonus credit)                    $51,500                   $51,500
o   1st Benefit Year Anniversary         $54,000                   $54,000
o   2nd Benefit Year Anniversary         $53,900                   $54,000
o   3rd Benefit Year Anniversary         $57,000                   $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments, any bonus credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments and any bonus credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the market value adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
 Initial Guaranteed Amount of $104,000 equals $100,000 purchase payment and 4% bonus credit

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and a market value adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the market value adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (contractowner) and your spouse (if the joint life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up i.e. all contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a bonus credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a joint life option to a single life option (if the contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders will limit how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments and any bonus credits. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments and any bonus credits. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by

15% (as adjusted for purchase payments, corresponding bonus credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit, plus 15% of that purchase payment and bonus credit.


Example:


         Initial Purchase Payment and corresponding bonus credit      $104,000
         Purchase Payment and corresponding bonus credit 60           $ 10,400
                                                                      --------
         days later
         Income Base                                                  $114,400
         Future Income Base (during the 1st Waiting Period)           $131,560   ($114,400 x 115%)
         Income Base (after 1st Waiting Period)                       $131,560
         New Future Income Base (during 2nd Waiting Period)           $151,294   ($131,560 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit plus 15% of that purchase payment and corresponding bonus credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $104,000
         Purchase Payment and corresponding bonus credit in         $ 10,400
                                                                    --------
         Year 2
         New Income Base                                            $114,400
         Future Income Base (during 1st Waiting Period-Year 2)      $130,520   ($104,000 x 115%) + ($10,400 x 100%) +
                                                                               (10,400 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $130,520
         New Future Income Base (during 2nd Waiting Period)         $150,098   (130,520 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments and corresponding bonus credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:

      Income Base                             $104,000      Maximum Income Base                   $208,000
      Purchase Payment and                    $ 10,400      Increase to Maximum Income Base       $ 20,800
       corresponding bonus credit in
       Year 2
      New Income Base                         $114,400      New Maximum Income Base               $228,800
      Future Income Base after Purchase       $130,520      Maximum Income Base                   $228,800
       Payment
      Income Base (after 1st Waiting          $130,520
       Period)
      Future Income Base (during 2nd          $150,098      Maximum Income Base                   $228,800
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $117,468
      Future Income Base                      $135,088      Maximum Income Base                   $205,920

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

NOTE: If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period occurred.

Additional purchase payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change.

The following is an example of what happens when you extend the Access Period:

Assume:
i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years
Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

Extend Access Period 5 years:
i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment = $5,355
- $6,375 = 84%
New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the annuitant (or, the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it.


Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:

     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.


Continuing this example for the next year's adjustment:



     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.

     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:



     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x            $    4,706
     .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:



  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)
  8/6/2010    Death of a contractowner
              Death benefit is greater of
               a) current Reserve Value ($45,000);or
               b) initial Reserve Value minus Scheduled Payment
                ($100,000 - $45,000 = $55,000)
  8/5/2010    Death benefit paid                                                 $ 55,000

If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the death benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                         $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                            $ 45,000
              Reserve Value                                                                  $      0
              Reserve Value is reduced to zero which results in termination of the rider
              Initial Reserve Value is greater than payments received
              [$100,000 > ($45,000 + $45,000) = $90,000]
              Final payment made to holder of rights of ownership                            $ 10,000

General Information

Any previously selected death benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the Annuity Commencement Date, less any surrender charges on purchase payments made within twelve months of annuitization and applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4% annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Fixed Side of the Contract

Purchase payments, bonus credits and persistency credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 3.00% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the market value adjustment (see Market Value Adjustment and Charges and Other Deductions). The market value adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods which credit guaranteed interest.

You may allocate purchase payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting purchase payments into one or more Guaranteed Periods at any time. The minimum amount of any purchase payment that can be allocated to a Guaranteed Period is $2,000. Each purchase payment and its corresponding bonus credit allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the market value adjustment. Each Guaranteed Period purchase payment and its corresponding bonus credit will be treated separately for purposes of determining any applicable market value adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes. You may transfer amounts from the fixed account to the variable subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Market Value Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the market value adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the market value adjustment. The market value adjustment will be applied to the amount being surrendered, withdrawn or transferred. The market value adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the market value adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the market value adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the market value adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The market value adjustment is calculated by multiplying the transaction amount by:


   (1+A)n    -1
----------
  (1+B )n

     where:

   A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate is determined, no such percentage adjustment to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no market value adjustment.

     N = the number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

     See the SAI for examples of the application of the market value adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.10% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your contract value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your contract value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.

Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the Code imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

Beginning January 1, 2012, our individual variable annuity products will no longer be available for use in connection with qualified plan accounts described in the lists above, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements or Plans.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The Code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the Code),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2002  .      12.866     7.353         3         11.547     6.599        19
2003  .       N/A        N/A        N/A          6.599     9.320         4
2004  .       N/A        N/A        N/A          9.320     9.620         4
2005  .      10.707    10.894         1*         9.620     9.793         2
2006  .      10.894    11.591         1*         9.793    10.424         2
2007  .      11.591    13.643         1*        10.424    12.276        10
2008  .      13.643     7.036         1*        12.276     6.334         2
2009  .       7.036    10.577         1*         6.334     9.526         2
2010  .      10.577    12.313         1*         9.526    11.095         2
2011  .      12.313     9.257         1*        11.095     8.346         2
---------    ------    ------       ---         ------    ------        --
AllianceBernstein VPS Growth and Income
2002  .      11.314     8.633        39         10.344     7.897        48
2003  .       8.633    11.202        10          7.897    10.253        29
2004  .      11.202    12.231         9         10.253    11.200        26
2005  .      12.231    12.558        11         11.200    11.506        27
2006  .      12.558    14.422        12         11.506    13.220        20
2007  .      14.422    14.846        12         13.220    13.615        20
2008  .      14.846     8.643        11         13.615     7.930        19
2009  .       8.643    10.211        10          7.930     9.374        19
2010  .      10.211    11.307         5          9.374    10.385        19
2011  .      11.307    11.773         5         10.385    10.819        18
---------    ------    ------       ---         ------    ------        --
AllianceBernstein VPS International Value
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Large Cap Growth
2002  .      11.946     8.110         4         11.946     8.114        13
2003  .       N/A        N/A        N/A          8.114     9.832       N/A
2004  .       N/A        N/A        N/A          9.832    10.462         1*
2005  .       N/A        N/A        N/A         10.462    11.801         1*
2006  .      12.306    11.487         1*        11.801    11.516         1*
2007  .      11.487    12.812         1*        11.516    12.851         7
2008  .      12.812     7.568         1*         N/A        N/A        N/A
2009  .       7.568    10.186         1*         N/A        N/A        N/A
2010  .      10.186    10.983         1*         N/A        N/A        N/A
2011  .      10.983    10.431         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2002  .       4.864     2.781       148          4.808     2.753        513
2003  .       2.781     3.930       142          2.753     3.896        490
2004  .       3.930     4.058       107          3.896     4.029        409
2005  .       4.058     4.133        65          4.029     4.110        361
2006  .       4.133     4.402        57          4.110     4.384        294
2007  .       4.402     5.187        84          4.384     5.173        278
2008  .       5.187     2.677        60          5.173     2.674        286
2009  .       2.677     4.029        49          2.674     4.030        213
2010  .       4.029     4.695        41          4.030     4.704        123
2011  .       4.695     3.533        14          4.704     3.545        106
---------     -----     -----       ---          -----     -----        ---
AllianceBernstein VPS Growth and Income
2002  .      10.303     7.870       304         10.306     7.884      1,741
2003  .       7.870    10.223       225          7.884    10.256      1,384
2004  .      10.223    11.173       203         10.256    11.226      1,156
2005  .      11.173    11.483       174         11.226    11.556        847
2006  .      11.483    13.201       144         11.556    13.304        685
2007  .      13.201    13.603       110         13.304    13.729        557
2008  .      13.603     7.927        93         13.729     8.013        462
2009  .       7.927     9.375        76          8.013     9.490        392
2010  .       9.375    10.391        60          9.490    10.535        313
2011  .      10.391    10.830        52         10.535    10.997        247
---------    ------    ------       ---         ------    ------      -----
AllianceBernstein VPS International Value
2006  .      11.093    11.836         2         10.155    11.846         30
2007  .      11.836    12.279         9         11.846    12.309         58
2008  .      12.279     5.637        11         12.309     5.659         45
2009  .       5.637     7.442         8          5.659     7.482         34
2010  .       7.442     7.627         5          7.482     7.680         28
2011  .       7.627     6.039         3          7.680     6.089         27
---------    ------    ------       ---         ------    ------      -----
AllianceBernstein VPS Large Cap Growth
2002  .       6.272     4.262       166          6.244     4.250        867
2003  .       4.262     5.167       118          4.250     5.160        503
2004  .       5.167     5.501        89          5.160     5.502        460
2005  .       5.501     6.208        64          5.502     6.218        450
2006  .       6.208     6.062        61          6.218     6.080        311
2007  .       6.062     6.767        40          6.080     6.798        206
2008  .       6.767     4.002        33          6.798     4.026        179
2009  .       4.002     5.392        27          4.026     5.432        137
2010  .       5.392     5.819        18          5.432     5.872         79
2011  .       5.819     5.531        16          5.872     5.590         51
---------    ------    ------       ---         ------    ------      -----
AllianceBernstein VPS Small/Mid Cap Value
2003  .       N/A        N/A        N/A         10.943    15.174          8
2004  .      15.122    17.694         1*        15.174    17.781         73
2005  .      17.694    18.540         1*        17.781    18.660          9
2006  .      18.540    20.806         3         18.660    20.971         16
2007  .      20.806    20.758         3         20.971    20.954         14
2008  .      20.758    13.106         5         20.954    13.250         18
2009  .      13.106    18.372         5         13.250    18.602         23
2010  .      18.372    22.854         4         18.602    23.174         13
2011  .      22.854    20.521         4         23.174    20.840          9
---------    ------    ------       ---         ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Century Investments VP Inflation Protection Fund
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A         10.395    10.368         1*
2006  .      10.167    10.330         1*        10.368    10.344         1*
2007  .      10.330    11.105         1*        10.344    11.125         1*
2008  .      11.105    10.727         1*        11.125    10.752        46
2009  .      10.727    11.608         1*        10.752    11.641        46
2010  .      11.608    11.977         1*        11.641    12.016        46
2011  .      11.977    13.138         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth Fund
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         13.420    10.181         1*
2009  .       N/A        N/A        N/A         10.181    14.230         1*
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
American Funds Global Small Capitalization Fund
2002  .      12.495     9.929        15         11.126     8.845        10
2003  .       9.929    14.964         1*         8.845    13.338       N/A
2004  .      14.964    17.758         1*        13.338    15.836         1*
2005  .      17.758    21.852         2         15.836    19.496         1*
2006  .      21.852    26.611         3         19.496    23.755         1*
2007  .      26.611    31.721         2         23.755    28.330         1*
2008  .      31.721    14.473         2         28.330    12.932         1*
2009  .      14.473    22.916         2         12.932    20.487         1*
2010  .      22.916    27.539         2         20.487    24.632         1*
2011  .      27.539    21.858         2          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
American Funds Growth Fund
2002  .      12.307     9.127       129         10.813     8.023       133
2003  .       9.127    12.258        20          8.023    10.780        60
2004  .      12.258    13.537        19         10.780    11.911        54
2005  .      13.537    15.441        23         11.911    13.593        54
2006  .      15.441    16.706        23         13.593    14.715        46
2007  .      16.706    18.425        19         14.715    16.237        60
2008  .      18.425    10.134        19         16.237     8.935        40
2009  .      10.134    13.869        14          8.935    12.234        39
2010  .      13.869    16.158        12         12.234    14.260        39
2011  .      16.158    15.184         7         14.260    13.407        37
---------    ------    ------       ---         ------    ------       ---
American Funds Growth-Income Fund
2002  .      11.309     9.065       158         10.528     8.443       112
2003  .       9.065    11.785        16          8.443    10.982        60
2004  .      11.785    12.769        16         10.982    11.905        56
2005  .      12.769    13.266        17         11.905    12.375        53
2006  .      13.266    15.003        19         12.375    14.002        51
2007  .      15.003    15.470        18         14.002    14.446        51
2008  .      15.470     9.439        18         14.446     8.818        44
2009  .       9.439    12.160        13          8.818    11.366        43
2010  .      12.160    13.302        11         11.366    12.439        42
2011  .      13.302    12.819         4         12.439    11.993        41
---------    ------    ------       ---         ------    ------       ---
American Funds International Fund
2002  .      10.835     9.058        27         10.218     8.546        40
2003  .       9.058    11.991         9          8.546    11.319         9
2004  .      11.991    14.045         8         11.319    13.265         9
2005  .      14.045    16.753         9         13.265    15.830        10
2006  .      16.753    19.567         9         15.830    18.498        10
2007  .      19.567    23.054         9         18.498    21.806        24
2008  .      23.054    13.098         9         21.806    12.395        10
2009  .      13.098    18.396         8         12.395    17.418         9
2010  .      18.396    19.365         7         17.418    18.344         9
2011  .      19.365    16.355         5         18.344    15.501         8
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Century Investments VP Inflation Protection Fund
2004  .      10.048    10.398         8         10.000    10.407        169
2005  .      10.398    10.377        19         10.407    10.402         98
2006  .      10.377    10.357        24         10.402    10.398         92
2007  .      10.357    11.145        20         10.398    11.206        117
2008  .      11.145    10.776        25         11.206    10.851        190
2009  .      10.776    11.674        30         10.851    11.772        217
2010  .      11.674    12.056        31         11.772    12.176        171
2011  .      12.056    13.239        22         12.176    13.390        143
---------    ------    ------        --         ------    ------        ---
American Funds Global Growth Fund
2004  .       N/A        N/A        N/A         10.000    11.269          7
2005  .      11.039    12.621         1*        11.269    12.652         18
2006  .      12.621    14.935        34         12.652    14.994         44
2007  .      14.935    16.856        34         14.994    16.947         67
2008  .      16.856    10.204        37         16.947    10.275         56
2009  .      10.204    14.270        37         10.275    14.390         57
2010  .      14.270    15.669        36         14.390    15.825         42
2011  .      15.669    14.029        36         15.825    14.190         29
---------    ------    ------       ---         ------    ------        ---
American Funds Global Small Capitalization Fund
2002  .       7.056     5.613        54          7.114     5.667        654
2003  .       5.613     8.468        37          5.667     8.562        551
2004  .       8.468    10.059        35          8.562    10.186        613
2005  .      10.059    12.390        47         10.186    12.566        294
2006  .      12.390    15.104        52         12.566    15.341        287
2007  .      15.104    18.022        48         15.341    18.333        243
2008  .      18.022     8.231        43         18.333     8.385        182
2009  .       8.231    13.046        34          8.385    13.311        137
2010  .      13.046    15.693        22         13.311    16.036        110
2011  .      15.693    12.468        15         16.036    12.760         81
---------    ------    ------       ---         ------    ------        ---
American Funds Growth Fund
2002  .       7.214     5.355       752          7.158     5.322      4,726
2003  .       5.355     7.199       750          5.322     7.165      4,195
2004  .       7.199     7.958       642          7.165     7.933      3,989
2005  .       7.958     9.087       578          7.933     9.071      3,443
2006  .       9.087     9.841       561          9.071     9.839      3,141
2007  .       9.841    10.865       485          9.839    10.878      2,727
2008  .      10.865     5.982       404         10.878     5.998      2,164
2009  .       5.982     8.195       320          5.998     8.229      1,827
2010  .       8.195     9.557       261          8.229     9.612       1377
2011  .       9.557     8.989       222          9.612     9.055      1,048
---------    ------    ------       ---         ------    ------      -----
American Funds Growth-Income Fund
2002  .      10.514     8.436       727         10.526     8.459      2,824
2003  .       8.436    10.978       622          8.459    11.024      2,585
2004  .      10.978    11.906       620         11.024    11.975      2,478
2005  .      11.906    12.382       556         11.975    12.472      2,059
2006  .      12.382    14.017       430         12.472    14.140      1,925
2007  .      14.017    14.469       357         14.140    14.617      1,671
2008  .      14.469     8.836       288         14.617     8.940      1,302
2009  .       8.836    11.396       237          8.940    11.547      1,062
2010  .      11.396    12.478       199         11.547    12.663        815
2011  .      12.478    12.037       172         12.663    12.233        570
---------    ------    ------       ---         ------    ------      -----
American Funds International Fund
2002  .       6.160     5.155       282          6.200     5.196      1,647
2003  .       5.155     6.831       303          5.196     6.896      1,448
2004  .       6.831     8.009       311          6.896     8.098      1,351
2005  .       8.009     9.563       296          8.098     9.683      1,178
2006  .       9.563    11.180       298          9.683    11.338      1,106
2007  .      11.180    13.186       271         11.338    13.392        927
2008  .      13.186     7.499       226         13.392     7.628        780
2009  .       7.499    10.543       191          7.628    10.740        647
2010  .      10.543    11.109       165         10.740    11.334        461
2011  .      11.109     9.392       143         11.334     9.596        355
---------    ------    ------       ---         ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Blackrock Global Allocation VI
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A         11.558    12.460         1*
2011  .   N/A           N/A         N/A         12.460    11.792         1*
--------- ------      ------        ---         ------    ------       ---
Delaware VIP (Reg. TM) Diversified Income Series
2004  .   N/A           N/A         N/A          N/A        N/A        N/A
2005  .   10.858      10.597          2          N/A        N/A        N/A
2006  .   10.597      11.190          4          N/A        N/A        N/A
2007  .   11.190      11.799          9         11.374    11.820         1*
2008  .   11.799      11.015          8         11.820    11.041        46
2009  .   11.015      13.696          6         11.041    13.735        44
2010  .   13.696      14.503          4         13.735    14.551        44
2011  .   14.503      15.113          3         14.551    15.171         2
--------- ------      ------        ---         ------    ------       ---
Delaware VIP (Reg. TM) Emerging Markets Series(1)
2004  .   N/A           N/A         N/A          N/A        N/A        N/A
2005  .   25.710      32.081          1*        23.491    29.327         1*
2006  .   32.081      39.937          1*        29.327    36.526         1*
2007  .   39.937      54.303          1*        36.526    49.690         1*
2008  .   54.303      25.756          1*        49.690    23.579         1*
2009  .   25.756      44.922          1*        23.579    41.147         1*
2010  .   44.922      52.130          1*        41.147    47.773         1*
2011  .   52.130      40.939          1*         N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---
Delaware VIP (Reg. TM) High Yield Series
2002  .   10.304      10.283         19          9.945     9.928        21
2003  .   10.283      12.982          1*         9.928    12.541         5
2004  .   12.982      14.531          1*        12.541    14.045         2
2005  .   14.531      14.742          1*        14.045    14.256         2
2006  .   14.742      16.236          2         14.256    15.708         2
2007  .   16.236      16.345          2         15.708    15.821         7
2008  .   16.345      12.126          2         15.821    11.743         1*
2009  .   12.126      17.695          2         11.743    17.145         1*
2010  .   17.695      19.961          1*        17.145    19.350         1*
2011  .   19.961      20.051          1*        19.350    19.448         1*
--------- ------      ------        ---         ------    ------       ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A         11.132    11.220         1*
2010  .   11.196      11.462          5         11.220    11.494         1*
2011  .   11.462      11.540          4         11.494    11.577         7
--------- ------      ------        ---         ------    ------       ---
Delaware VIP (Reg. TM) REIT Series
2002  .   10.698      10.961        101         10.380    10.641        20
2003  .   10.961      14.390          3         10.641    13.976         7
2004  .   14.390      18.518          3         13.976    17.994         6
2005  .   18.518      19.425          5         17.994    18.885         6
2006  .   19.425      25.233          4         18.885    24.544         6
2007  .   25.233      21.258          5         24.544    20.688         6
2008  .   21.258      13.505          4         20.688    13.149         6
2009  .   13.505      16.338          3         13.149    15.915         5
2010  .   16.338      20.306          3         15.915    19.791         5
2011  .   20.306      22.051          1*        19.791    21.502         5
--------- ------      ------        ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Blackrock Global Allocation VI
2009  .      10.084    11.562         3         10.098    11.573         7
2010  .      11.562    12.470         5         11.573    12.501        28
2011  .      12.470    11.808         5         12.501    11.854        32
---------    ------    ------         -         ------    ------        --
Delaware VIP (Reg. TM) Diversified Income Series
2004  .      10.253    10.865        10         10.000    10.875       122
2005  .      10.865    10.614        15         10.875    10.639       177
2006  .      10.614    11.219        24         10.639    11.263       199
2007  .      11.219    11.842        42         11.263    11.906       251
2008  .      11.842    11.066        37         11.906    11.143       333
2009  .      11.066    13.773        36         11.143    13.889       303
2010  .      13.773    14.599        30         13.889    14.744       240
2011  .      14.599    15.229        23         14.744    15.403       189
---------    ------    ------        --         ------    ------       ---
Delaware VIP (Reg. TM) Emerging Markets Series(1)
2004  .      15.205    19.280         1*        14.430    19.378         9
2005  .      19.280    24.082         7         19.378    24.241        42
2006  .      24.082    30.010         7         24.241    30.253        43
2007  .      30.010    40.845        10         30.253    41.238        45
2008  .      40.845    19.392         6         41.238    19.608        37
2009  .      19.392    33.857         4         19.608    34.285        28
2010  .      33.857    39.329         4         34.285    39.886        21
2011  .      39.329    30.916         2         39.886    31.401        16
---------    ------    ------        --         ------    ------       ---
Delaware VIP (Reg. TM) High Yield Series
2002  .       8.413     8.403       197          8.432     8.435       472
2003  .       8.403    10.619       158          8.435    10.676       499
2004  .      10.619    11.899       114         10.676    11.980       457
2005  .      11.899    12.083        75         11.980    12.184       329
2006  .      12.083    13.321        62         12.184    13.453       305
2007  .      13.321    13.424        54         13.453    13.576       214
2008  .      13.424     9.968        57         13.576    10.097       160
2009  .       9.968    14.561        62         10.097    14.771       175
2010  .      14.561    16.442        51         14.771    16.705       107
2011  .      16.442    16.534        39         16.705    16.823        72
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A        N/A         10.000     9.973         1*
2006  .       N/A        N/A        N/A          9.973    10.240         7
2007  .       N/A        N/A        N/A         10.240    10.504         5
2008  .      10.249    10.166         2         10.504    10.270        20
2009  .      10.166    11.247         7         10.270    11.379        70
2010  .      11.247    11.526        25         11.379    11.680        58
2011  .      11.526    11.616        23         11.680    11.788        62
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) REIT Series
2002  .      11.427    11.720       123         11.418    11.729       629
2003  .      11.720    15.401        86         11.729    15.436       380
2004  .      15.401    19.839        82         15.436    19.913       374
2005  .      19.839    20.832        72         19.913    20.941       310
2006  .      20.832    27.088        71         20.941    27.270       270
2007  .      27.088    22.844        61         27.270    23.032       197
2008  .      22.844    14.526        44         23.032    14.668       157
2009  .      14.526    17.591        38         14.668    17.790       121
2010  .      17.591    21.886        31         17.790    22.166        68
2011  .      21.886    23.790        21         22.166    24.131        47
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2002  .      11.790    10.911        35         10.979    10.165        55
2003  .      10.911    15.175        13         10.165    14.144         7
2004  .      15.175    18.049        13         14.144    16.831         7
2005  .      18.049    19.339        15         16.831    18.043         6
2006  .      19.339    22.000        14         18.043    20.537         6
2007  .      22.000    20.120        14         20.537    18.791        12
2008  .      20.120    13.812        14         18.791    12.906         6
2009  .      13.812    17.838        13         12.906    16.677         5
2010  .      17.838    23.101        13         16.677    21.607         5
2011  .      23.101    22.316        11         21.607    20.884         3
---------    ------    ------        --         ------    ------        --
Delaware VIP (Reg. TM) Smid Cap Growth Series(8)
2002  .      12.782    10.030        13         11.337     8.900        48
2003  .      10.030    13.272         3          8.900    11.783         3
2004  .      13.272    14.633         3         11.783    12.998         3
2005  .      14.633    15.172         3         12.998    13.483         3
2006  .      15.172    15.986         4         13.483    14.214         3
2007  .      15.986    17.334         4         14.214    15.420         9
2008  .      17.334     9.042         4         15.420     8.048         3
2009  .       9.042    13.703         3          8.048    12.202         3
2010  .      16.263    18.387         3         14.487    16.382         3
2011  .      18.387    19.476         3         16.382    17.360         3
---------    ------    ------        --         ------    ------        --
Delaware VIP (Reg. TM) US Growth Series
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          9.911    11.137         1*
2006  .       N/A        N/A        N/A         11.137    11.163         1*
2007  .       N/A        N/A        N/A         11.163    12.321         1*
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          6.984     9.708         1*
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Value Series
2002  .      11.091     8.839        11         10.314     8.225        16
2003  .       N/A        N/A        N/A          8.225    10.348       N/A
2004  .       N/A        N/A        N/A         10.348    11.646         2
2005  .       N/A        N/A        N/A         11.646    12.101         2
2006  .       N/A        N/A        N/A         12.101    14.713         2
2007  .       N/A        N/A        N/A         14.713    14.018         2
2008  .       N/A        N/A        N/A         14.018     9.146         1*
2009  .       N/A        N/A        N/A          9.146    10.568         1*
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A         11.477    12.642         3
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
DWS VIP Equity 500 Index
2002  .      11.273     8.596        15         10.485     7.999        24
2003  .       8.596    10.814         2          7.999    10.069         9
2004  .      10.814    11.741         2         10.069    10.937         9
2005  .      11.741    12.064         2         10.937    11.244         9
2006  .      12.064    13.681         2         11.244    12.758         4
2007  .      13.681    14.142         2         12.758    13.194         4
2008  .      14.142     8.725         1*        13.194     8.144         3
2009  .       8.725    10.819         1*         8.144    10.104         3
2010  .       N/A        N/A        N/A         10.104    11.383         3
2011  .       N/A        N/A        N/A         11.383    11.385         3
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2002  .      12.989    12.033       143         12.938    12.004        756
2003  .      12.033    16.751       110         12.004    16.735        499
2004  .      16.751    19.944        96         16.735    19.955        481
2005  .      19.944    21.390        76         19.955    21.435        417
2006  .      21.390    24.358        77         21.435    24.445        347
2007  .      24.358    22.299        62         24.445    22.412        283
2008  .      22.299    15.323        45         22.412    15.424        213
2009  .      15.323    19.810        37         15.424    19.970        168
2010  .      19.810    25.679        33         19.970    25.926        113
2011  .      25.679    24.832        29         25.926    25.109         91
---------    ------    ------       ---         ------    ------        ---
Delaware VIP (Reg. TM) Smid Cap Growth Series(8)
2002  .       6.445     5.062       291          6.459     5.081      1,961
2003  .       5.062     6.706       228          5.081     6.740      1,293
2004  .       6.706     7.401       192          6.740     7.450      1,202
2005  .       7.401     7.681       159          7.450     7.744        764
2006  .       7.681     8.101       133          7.744     8.180        621
2007  .       8.101     8.793       114          8.180     8.892        506
2008  .       8.793     4.591        94          8.892     4.650        447
2009  .       4.591     6.965        81          4.650     7.065        364
2010  .       8.272     9.355        68          8.401     9.503        254
2011  .       9.355     9.919        53          9.503    10.091        171
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) US Growth Series
2003  .       8.089     9.806       N/A          8.106     9.841          7
2004  .       9.806     9.928         3          9.841     9.978         11
2005  .       9.928    11.161        11          9.978    11.235         16
2006  .      11.161    11.194         2         11.235    11.284         11
2007  .      11.194    12.360         4         11.284    12.479         16
2008  .      12.360     6.940         2         12.479     7.017         13
2009  .       6.940     9.749         1*         7.017     9.872          9
2010  .       9.749    10.877         1*         9.872    11.031          8
2011  .      10.877    11.490         1*        11.031    11.670          3
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Value Series
2002  .      10.894     8.692        98         10.879     8.692        286
2003  .       8.692    10.942        70          8.692    10.959        179
2004  .      10.942    12.320        46         10.959    12.358        162
2005  .      12.320    12.808        35         12.358    12.866        172
2006  .      12.808    15.580        38         12.866    15.675        200
2007  .      15.580    14.851        30         15.675    14.964        164
2008  .      14.851     9.694        20         14.964     9.783        108
2009  .       9.694    11.208        19          9.783    11.327        100
2010  .      11.208    12.701         8         11.327    12.855         66
2011  .      12.701    13.636         7         12.855    13.823         59
---------    ------    ------       ---         ------    ------      -----
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A        N/A        N/A         11.272    11.491          1*
2010  .       N/A        N/A        N/A         11.491    12.683         16
2011  .       N/A        N/A        N/A         12.683    12.093         15
---------    ------    ------       ---         ------    ------      -----
DWS VIP Equity 500 Index
2002  .       7.752     5.917       259          7.719     5.901        725
2003  .       5.917     7.452       210          5.901     7.442        771
2004  .       7.452     8.099       107          7.442     8.100        647
2005  .       8.099     8.330        96          8.100     8.344        574
2006  .       8.330     9.456        81          8.344     9.486        425
2007  .       9.456     9.784        72          9.486     9.830        382
2008  .       9.784     6.043        69          9.830     6.080        307
2009  .       6.043     7.501        67          6.080     7.558        296
2010  .       7.501     8.454        55          7.558     8.532        211
2011  .       8.454     8.460        47          8.532     8.551         99
---------    ------    ------       ---         ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
DWS VIP Small Cap Index
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        ---          --         ---        ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .      13.799    15.803         1*        13.826    15.841         1*
2006  .      15.803    17.287         1*        15.841    17.337         1*
2007  .      17.287    19.906         2         17.337    19.974         1*
2008  .      19.906    11.199         1*        19.974    11.242         1*
2009  .      11.199    14.892         1*        11.242    14.958         1*
2010  .      14.892    17.094         1*        14.958    17.178         2
2011  .      17.094    16.313         1*        17.178    16.402         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2002  .      11.092     9.020        32         10.286     8.370        33
2003  .       9.020    11.514         5          8.370    10.689        10
2004  .      11.514    12.573         5         10.689    11.678        10
2005  .      12.573    13.030         1*        11.678    12.108         7
2006  .      13.030    15.340         1*        12.108    14.263         7
2007  .      15.340    15.251         1*        14.263    14.186         7
2008  .      15.251     8.561         1*        14.186     7.968         6
2009  .       8.561    10.916         1*         7.968    10.164         6
2010  .      10.916    12.314         1*        10.164    11.472         6
2011  .      12.314    12.168         1*        11.472    11.341         5
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2002  .      11.765     8.050         7         10.689     7.317        34
2003  .       N/A        N/A        N/A          7.317     9.526         6
2004  .       N/A        N/A        N/A          9.526     9.648         5
2005  .       N/A        N/A        N/A          9.648     9.997         2
2006  .      11.308    11.489         1*         9.997    10.464         2
2007  .      11.489    14.286         1*        10.464    13.017         2
2008  .      14.286     7.389         1*        13.017     6.736         2
2009  .       7.389     9.282         1*         6.736     8.467         3
2010  .       9.282    11.286         1*         8.467    10.300         2
2011  .      11.286    11.076         1*        10.300    10.113         2
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .       N/A        N/A        N/A         10.095    11.554         1*
2006  .      13.126    12.746         1*        11.554    12.756         1*
2007  .      12.746    14.431         1*        12.756    14.450         1*
2008  .      14.431     8.556         1*        14.450     8.571         1*
2009  .       N/A        N/A        N/A          8.571    11.764         1*
2010  .       N/A        N/A        N/A         11.764    14.856         1*
2011  .       N/A        N/A        N/A         14.856    13.007         1*
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2002  .      10.895     8.507         4         10.897     8.513         1*
2003  .       8.507    11.945         1*         8.513    11.960         1*
2004  .      11.945    13.288         1*        11.960    13.311         1*
2005  .      13.288    15.494         1*        13.311    15.529         2
2006  .      15.494    17.913         1*        15.529    17.962         2
2007  .      17.913    20.584         1*        17.962    20.650         2
2008  .      20.584    11.324         1*        20.650    11.366         2
2009  .      11.324    14.031         1*        11.366    14.090         2
2010  .      14.031    15.541         1*        14.090    15.614         2
2011  .      15.541    12.610         1*        15.614    12.676         1*
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
DWS VIP Small Cap Index
2003  .       9.452    13.600         3          9.469    13.646        16
2004  .      13.600    15.737         3         13.646    15.814        15
2005  .      15.737    16.123         4         15.814    16.226        15
2006  .      16.123    18.614         3         16.226    18.762        13
2007  .      18.614    17.944         3         18.762    18.113        11
2008  .      17.944    11.616         2         18.113    11.743         7
2009  .      11.616    14.447         2         11.743    14.627        11
2010  .      14.447    17.944         1*        14.627    18.195         4
2011  .      17.944    16.854         1*        18.195    17.115         4
---------    ------    ------         -         ------    ------        --
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .       9.715    12.239         1*         9.732    12.278        10
2004  .      12.239    13.849         3         12.278    13.915        71
2005  .      13.849    15.876        29         13.915    15.975       117
2006  .      15.876    17.384        35         15.975    17.519       152
2007  .      17.384    20.038        38         17.519    20.224       142
2008  .      20.038    11.284        28         20.224    11.406       184
2009  .      11.284    15.022        27         11.406    15.206       165
2010  .      15.022    17.259        20         15.206    17.498       112
2011  .      17.259    16.488        16         17.498    16.741        71
---------    ------    ------        --         ------    ------       ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2002  .      10.111     8.231       181         10.131     8.260       467
2003  .       8.231    10.517       116          8.260    10.570       306
2004  .      10.517    11.496       111         10.570    11.571       296
2005  .      11.496    11.926        90         11.571    12.022       252
2006  .      11.926    14.054        79         12.022    14.188       234
2007  .      14.054    13.986        65         14.188    14.141       219
2008  .      13.986     7.859        53         14.141     7.958       165
2009  .       7.859    10.031        48          7.958    10.172       136
2010  .      10.031    11.327        34         10.172    11.504        92
2011  .      11.327    11.204        30         11.504    11.396        63
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2002  .       6.744     4.619       154          6.759     4.636       714
2003  .       4.619     6.016       115          4.636     6.047       595
2004  .       6.016     6.096        95          6.047     6.137       482
2005  .       6.096     6.320        65          6.137     6.372       397
2006  .       6.320     6.619        39          6.372     6.683       335
2007  .       6.619     8.238        43          6.683     8.330       302
2008  .       8.238     4.265        45          8.330     4.320       208
2009  .       4.265     5.363        38          4.320     5.440       179
2010  .       5.363     6.528        36          5.440     6.631       126
2011  .       6.528     6.412        29          6.631     6.524       105
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .       9.976    11.559        12         10.000    11.568        25
2006  .      11.559    12.767        18         11.568    12.796        53
2007  .      12.767    14.470        17         12.796    14.524        48
2008  .      14.470     8.587        30         14.524     8.632        52
2009  .       8.587    11.793        19          8.632    11.872        58
2010  .      11.793    14.899        13         11.872    15.022        38
2011  .      14.899    13.052        11         15.022    13.179        31
---------    ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2002  .       6.660     5.206        34          6.675     5.225       474
2003  .       5.206     7.317        14          5.225     7.355       427
2004  .       7.317     8.147        14          7.355     8.202       174
2005  .       8.147     9.510        25          8.202     9.588       214
2006  .       9.510    11.005        27          9.588    11.113       161
2007  .      11.005    12.659        28         11.113    12.801       100
2008  .      12.659     6.971        26         12.801     7.060        70
2009  .       6.971     8.646        12          7.060     8.770        56
2010  .       8.646     9.586        14          8.770     9.738        37
2011  .       9.586     7.786        11          9.738     7.921        26
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Franklin Income Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         10.205     7.894         1*
2009  .       N/A        N/A        N/A          7.894    10.512         1*
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        ---         ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2002  .      12.289     8.603        26         12.291     8.611        10
2003  .       8.603    11.591         1*         8.611    11.607         2
2004  .      11.591    12.684         1*        11.607    12.708         2
2005  .      12.684    13.048         3         12.708    13.079         2
2006  .      13.048    13.922         4         13.079    13.962         2
2007  .      13.922    15.203         3         13.962    15.255         8
2008  .      15.203     8.582         3         15.255     8.616         1*
2009  .       8.582    12.096         2          8.616    12.149         1*
2010  .      12.096    15.155         1*        12.149    15.229         1*
2011  .      15.155    14.158         1*        15.229    14.234         1*
---------    ------    ------       ---         ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          9.615     7.066         1*
2009  .       N/A        N/A        N/A          7.066     8.748         1*
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A         12.165    12.425         1*
2009  .       N/A        N/A        N/A         12.425    14.484         1*
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2002  .      11.165     8.932         3         10.388     8.316        11
2003  .       N/A        N/A        N/A          8.316    10.793         1*
2004  .       N/A        N/A        N/A         10.793    12.299         1*
2005  .      13.197    14.103         2         12.299    13.151         2
2006  .      14.103    16.864         2         13.151    15.733         2
2007  .      16.864    16.944         2         15.733    15.815         2
2008  .      16.944     9.593         2         15.815     8.959         2
2009  .       9.593    12.346         1*         8.959    11.536         2
2010  .      12.346    13.016         1*        11.536    12.168         2
2011  .      13.016    11.886         1*        12.168    11.117         2
---------    ------    ------       ---         ------    ------       ---
Invesco V.I. Core Equity
2006  .      10.752    11.592         1*        10.057    10.846         2
2007  .      11.592    12.303         1*        10.846    11.518         2
2008  .      12.303     8.437         1*        11.518     7.902         1*
2009  .       N/A        N/A        N/A          7.902     9.958         1*
2010  .       N/A        N/A        N/A          9.958    10.715         1*
2011  .       N/A        N/A        N/A         10.715    10.517         1*
---------    ------    ------       ---         ------    ------       ---
Invesco V.I. International Growth Fund
2002  .      10.615     8.787       N/A          9.948     8.239         2
2003  .       N/A        N/A        N/A          8.239    10.444         2
2004  .       N/A        N/A        N/A         10.444    12.720         2
2005  .       N/A        N/A        N/A         12.720    14.733         2
2006  .       N/A        N/A        N/A         14.733    18.556         2
2007  .       N/A        N/A        N/A         18.556    20.908         2
2008  .       N/A        N/A        N/A         20.908    12.243         1*
2009  .       N/A        N/A        N/A         12.243    16.262         1*
2010  .       N/A        N/A        N/A         16.262    18.027         1*
2011  .       N/A        N/A        N/A         18.027    16.511         1*
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Franklin Income Securities
2006  .       N/A        N/A        N/A         10.539    11.225         15
2007  .      11.800    11.435        11         11.225    11.462        112
2008  .      11.435     7.904         6         11.462     7.935        124
2009  .       7.904    10.531         2          7.935    10.589        150
2010  .      10.531    11.660         2         10.589    11.741         82
2011  .      11.660    11.731         2         11.741    11.830         72
---------    ------    ------       ---         ------    ------        ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2002  .       6.694     4.691       103          6.709     4.708      1,223
2003  .       4.691     6.327        72          4.708     6.359        960
2004  .       6.327     6.930        75          6.359     6.977        860
2005  .       6.930     7.136        52          6.977     7.195        454
2006  .       7.136     7.622        45          7.195     7.696        388
2007  .       7.622     8.331        42          7.696     8.425        338
2008  .       8.331     4.708        33          8.425     4.768        275
2009  .       4.708     6.642        31          4.768     6.737        237
2010  .       6.642     8.330        24          6.737     8.461        132
2011  .       8.330     7.790        23          8.461     7.925         88
---------    ------    ------       ---         ------    ------      -----
FTVIPT Mutual Shares Securities
2006  .      10.887    11.260         1*        10.418    11.270         32
2007  .      11.260    11.450        11         11.270    11.477         49
2008  .      11.450     7.076         6         11.477     7.104         54
2009  .       7.076     8.764         5          7.104     8.812         47
2010  .       8.764     9.576         3          8.812     9.643         52
2011  .       9.576     9.312         4          9.643     9.391         38
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Global Bond Securities
2005  .       9.978     9.867         3          9.811     9.876          3
2006  .       9.867    10.934        10          9.876    10.960         15
2007  .      10.934    11.927        12         10.960    11.973         81
2008  .      11.927    12.447        24         11.973    12.514        128
2009  .      12.447    14.517        21         12.514    14.617        118
2010  .      14.517    16.326        15         14.617    16.463        102
2011  .      16.326    15.903        12         16.463    16.061         83
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Growth Securities Fund
2002  .       9.891     7.922        24          9.913     7.952        213
2003  .       7.922    10.287        17          7.952    10.340        108
2004  .      10.287    11.728        18         10.340    11.807        101
2005  .      11.728    12.547        14         11.807    12.649         88
2006  .      12.547    15.018        13         12.649    15.163         84
2007  .      15.018    15.104        14         15.163    15.273         86
2008  .      15.104     8.560        13         15.273     8.669         74
2009  .       8.560    11.028        11          8.669    11.185         50
2010  .      11.028    11.638         9         11.185    11.821         36
2011  .      11.638    10.638         9         11.821    10.822         17
---------    ------    ------       ---         ------    ------      -----
Invesco V.I. Core Equity
2006  .       6.953     7.502       100          6.936     7.491        383
2007  .       7.502     7.970        81          7.491     7.970        331
2008  .       7.970     5.471        69          7.970     5.479        306
2009  .       5.471     6.897        59          5.479     6.918        242
2010  .       6.897     7.425        45          6.918     7.459        173
2011  .       7.425     7.292        37          7.459     7.336        153
---------    ------    ------       ---         ------    ------      -----
Invesco V.I. International Growth Fund
2002  .       6.040     5.005        47          6.086     5.051        190
2003  .       5.005     6.347        37          5.051     6.415        162
2004  .       6.347     7.735        32          6.415     7.829        165
2005  .       7.735     8.963        30          7.829     9.086        144
2006  .       8.963    11.295        30          9.086    11.466        133
2007  .      11.295    12.732        27         11.466    12.945        100
2008  .      12.732     7.459        16         12.945     7.595         85
2009  .       7.459     9.913        14          7.595    10.109         60
2010  .       9.913    10.994        11         10.109    11.229         47
2011  .      10.994    10.075         9         11.229    10.305         23
---------    ------    ------       ---         ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Invesco Van Kampen V.I. Capital Growth Fund
2006  .       N/A        N/A        N/A         11.639    11.466         1*
2007  .       N/A        N/A        N/A         11.466    12.615         1*
2008  .       N/A        N/A        N/A         12.615     7.125         1*
2009  .       N/A        N/A        N/A          7.125     8.473         1*
2010  .       N/A        N/A        N/A          8.473     9.611         1*
2011  .       N/A        N/A        N/A          9.611     8.692         1*
---------     --         ---        --------    ------    ------         -
Janus Aspen Balanced Portfolio
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        --------    ------    ------       ---
Janus Aspen Enterprise Portfolio
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      14.636    15.367         1*         N/A        N/A        N/A
2007  .      15.367    18.364         1*         N/A        N/A        N/A
2008  .      18.364    10.121         1*         N/A        N/A        N/A
2009  .      10.121    14.351         1*         N/A        N/A        N/A
2010  .      14.351    17.684         1*         N/A        N/A        N/A
2011  .      17.684    17.073         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Janus Aspen Worldwide
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(6)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       8.481     8.733         1*         N/A        N/A        N/A
2010  .       8.733    10.835         1*         N/A        N/A        N/A
2011  .      10.835    11.065         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.086    11.083         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Cohen & Steers Global Real Estate
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       6.133     6.288         1*         N/A        N/A        N/A
2010  .       6.288     7.264         1*         N/A        N/A        N/A
2011  .       7.264     6.495         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Invesco Van Kampen V.I. Capital Growth Fund
2006  .       5.009     4.936       101          5.003     4.936       173
2007  .       4.936     5.433        74          4.936     5.441       152
2008  .       5.433     3.070        39          5.441     3.079       120
2009  .       3.070     3.653        34          3.079     3.669        84
2010  .       3.653     4.145        32          3.669     4.170        61
2011  .       4.145     3.751        27          4.170     3.779        42
---------     -----     -----       ---          -----     -----       ---
Janus Aspen Balanced Portfolio
2003  .       9.775    10.924         5          9.793    10.960         9
2004  .      10.924    11.625         5         10.960    11.680        29
2005  .      11.625    12.298         8         11.680    12.375        65
2006  .      12.298    13.343         8         12.375    13.447        58
2007  .      13.343    14.461        10         13.447    14.595        51
2008  .      14.461    11.928         2         14.595    12.057        41
2009  .      11.928    14.719         3         12.057    14.901        40
2010  .      14.719    15.639         3         14.901    15.855        24
2011  .      15.639    15.575         2         15.855    15.815        20
---------    ------    ------       ---         ------    ------       ---
Janus Aspen Enterprise Portfolio
2003  .       N/A        N/A        N/A          8.052    10.680         8
2004  .      10.644    12.601         3         10.680    12.662        25
2005  .      12.601    13.871         9         12.662    13.960         7
2006  .      13.871    15.444         3         13.960    15.566        11
2007  .      15.444    18.476         3         15.566    18.650        11
2008  .      18.476    10.193         3         18.650    10.304        11
2009  .      10.193    14.467         2         10.304    14.647        12
2010  .      14.467    17.845         1*        14.647    18.094         4
2011  .      17.845    17.245         1*        18.094    17.512         6
---------    ------    ------       ---         ------    ------       ---
Janus Aspen Worldwide
2003  .       N/A        N/A        N/A          8.417    10.245         7
2004  .      10.211    10.488         1*         N/A        N/A        N/A
2005  .      10.488    10.880         1*         N/A        N/A        N/A
2006  .      10.880    12.608         1*        11.021    12.708         2
2007  .      12.608    13.550         1*        12.708    13.677         2
2008  .      13.550     7.348         1*        13.677     7.429         1*
2009  .       7.348     9.922         1*         N/A        N/A        N/A
2010  .       9.922    11.263         1*        10.046    11.420         1*
2011  .       N/A        N/A        N/A         11.420     9.667         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(6)
2006  .       N/A        N/A        N/A         10.644    10.619         1*
2007  .       N/A        N/A        N/A         10.619    10.808        11
2008  .      10.120     6.448        12         10.808     6.474        42
2009  .       6.448     8.765         2          6.474     8.813        32
2010  .       N/A        N/A        N/A          8.813    10.961        27
2011  .      10.886    11.127         1*        10.961    11.221        17
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.090    11.092         6         10.099    11.119         7
---------    ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       7.327     8.094         1*         N/A        N/A        N/A
2010  .       8.094     9.438         1*         8.126     9.490         1*
2011  .       9.438     8.417         1*         9.490     8.476         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Cohen & Steers Global Real Estate
2007  .       9.198     8.213         1*         9.557     8.221        14
2008  .       8.213     4.667        10          8.221     4.678        34
2009  .       4.667     6.305         5          4.678     6.330        23
2010  .       6.305     7.290         4          6.330     7.329        23
2011  .       7.290     6.525         5          7.329     6.571        24
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------     --         ---        ---          --         ---        ---
LVIP Delaware Bond
2002  .      10.114    10.937       453         10.095    10.922       131
2003  .      10.937    11.519        39         10.922    11.508        76
2004  .      11.519    11.907        31         11.508    11.902        65
2005  .      11.907    11.997        29         11.902    11.999        63
2006  .      11.997    12.333        27         11.999    12.340        59
2007  .      12.333    12.766        29         12.340    12.780        59
2008  .      12.766    12.165        28         12.780    12.185        53
2009  .      12.165    14.200        26         12.185    14.229        52
2010  .      14.200    15.123        17         14.229    15.162        51
2011  .      15.123    15.980        13         15.162    16.029        50
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.028     9.801         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(7)
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness(2)
2002  .      11.529     8.715         1*        11.531     8.722         3
2003  .       8.792    11.381         1*         N/A        N/A        N/A
2004  .      11.381    12.592         1*         N/A        N/A        N/A
2005  .      12.592    13.848         1*        12.616    13.882         1*
2006  .      13.848    15.267         1*        13.882    15.312         1*
2007  .      15.267    15.432         1*        15.312    15.485         1*
2008  .      15.432     9.936         1*        15.485     9.975         1*
2009  .       9.936    12.680         1*         9.975    12.736         1*
2010  .      12.680    13.888         1*        12.736    13.957         1*
2011  .      13.888    13.720         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       6.966     7.220         1*         N/A        N/A        N/A
2010  .       7.220     9.227         1*         N/A        N/A        N/A
2011  .       9.227     8.557         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional Non-US Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional US Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       5.765     6.051        16          6.003     6.067          2
2009  .       N/A        N/A        N/A          6.067     7.424          2
2010  .       N/A        N/A        N/A          7.424     9.093          3
2011  .       N/A        N/A        N/A          9.093     8.769          1*
---------     -----     -----       ---          -----     -----       ----
LVIP Delaware Bond
2002  .      11.372    12.310       565         11.396    12.355      3,185
2003  .      12.310    12.978       393         12.355    13.044      1,897
2004  .      12.978    13.429       323         13.044    13.517      1,522
2005  .      13.429    13.544       274         13.517    13.654      1,384
2006  .      13.544    13.936       229         13.654    14.071      1,242
2007  .      13.936    14.440       262         14.071    14.601      1,086
2008  .      14.440    13.775       178         14.601    13.949        924
2009  .      13.775    16.094       146         13.949    16.323        772
2010  .      16.094    17.158       129         16.323    17.427        597
2011  .      17.158    18.148       104         17.427    18.461        391
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.031     9.809         1*        10.040     9.833          4
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Foundation Aggressive Allocation(7)
2003  .      10.935    11.335         1*        10.612    11.346          1*
2004  .      11.335    12.617         1*        11.346    12.648         41
2005  .      12.617    13.208         4         12.648    13.260          6
2006  .      13.208    14.825         4         13.260    14.905         19
2007  .      14.825    15.458         3         14.905    15.566         11
2008  .      15.458    10.118         5         15.566    10.204         17
2009  .      10.118    13.090         4         10.204    13.221         11
2010  .      13.090    14.433         3         13.221    14.599          9
2011  .      14.433    13.860         3         14.599    14.041          6
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.739    11.435          1*
2007  .       N/A        N/A        N/A         11.435    11.913          2
2008  .       N/A        N/A        N/A         11.913     7.504         14
2009  .       N/A        N/A        N/A          7.504     9.174          7
2010  .       N/A        N/A        N/A          9.174    10.161          9
2011  .       N/A        N/A        N/A         10.161    10.084         15
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Social Awareness(2)
2002  .       7.799     5.902         8          7.816     5.924         62
2003  .       9.980    11.999         4          8.822    11.449         55
2004  .      11.999    13.289         6         11.449    12.698         56
2005  .      13.289    14.629        12         12.698    14.000         60
2006  .      14.629    16.145        10         14.000    15.473         47
2007  .      16.145    16.335        11         15.473    15.679         45
2008  .      16.335    10.528         7         15.679    10.120         30
2009  .      10.528    13.449         3         10.120    12.948         28
2010  .      13.449    14.745         2         12.948    14.217         21
2011  .      14.745    14.582         2         14.217    14.080         15
---------    ------    ------       ---         ------    ------      -----
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          9.878     9.142          3
2008  .       7.848     5.667         3          9.142     5.681          4
2009  .       5.667     7.239         3          5.681     7.268          4
2010  .       7.239     9.261         3          7.268     9.311          8
2011  .       9.261     8.596         1*         9.311     8.656          7
---------    ------    ------       ---         ------    ------      -----
LVIP Dimensional Non-US Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP Dimensional US Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A         10.235    10.344          2
---------    ------    ------       ---         ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Global Income
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------     --         ---        --------
LVIP Growth Fund(4)
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------     --         ---        --------
LVIP Growth Opportunities(5)
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------     --         ---        --------
LVIP Janus Capital Appreciation
2003  .   N/A           N/A         N/A          N/A        N/A        N/A
2004  .   N/A           N/A         N/A          N/A        N/A        N/A
2005  .   N/A           N/A         N/A         12.559    12.822         1*
2006  .   N/A           N/A         N/A         12.822    13.777         1*
2007  .   N/A           N/A         N/A         13.777    16.253         1*
2008  .   N/A           N/A         N/A         16.253     9.423         1*
2009  .   N/A           N/A         N/A          9.423    12.788         1*
2010  .   N/A           N/A         N/A         12.788    13.951         1*
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP JPMorgan High Yield
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP MFS International Growth
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP MFS Value
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP Mid-Cap Value
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ------      ------        --------    ------    ------       ---
LVIP Mondrian International Value
2003  .   N/A           N/A         N/A          N/A        N/A        N/A
2004  .   N/A           N/A         N/A          N/A        N/A        N/A
2005  .   N/A           N/A         N/A         15.961    17.642         1*
2006  .   18.922      22.457          1*        17.642    22.527         1*
2007  .   22.457      24.578          1*        22.527    24.667         1*
2008  .   24.578      15.283          1*        24.667    15.346         1*
2009  .   15.283      18.189          1*        15.346    18.273         1*
2010  .   18.189      18.295          1*        18.273    18.389         1*
2011  .   18.295      17.203          1*         N/A        N/A        N/A
--------- ------      ------        ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Global Income
2009  .      10.330    10.665         1*        10.166    10.673         1*
2010  .      10.665    11.467         2         10.673    11.492        10
2011  .      11.467    11.361         1*        11.492    11.404         8
---------    ------    ------         -         ------    ------        --
LVIP Growth Fund(4)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         11.070    11.323         1*
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(5)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         12.366    12.375         2
---------    ------    ------       ---         ------    ------       ---
LVIP Janus Capital Appreciation
2003  .       N/A        N/A        N/A         10.812    12.192         1*
2004  .       N/A        N/A        N/A         12.192    12.600         1*
2005  .      12.363    12.838         2         12.600    12.889         3
2006  .      12.838    13.802         2         12.889    13.877         4
2007  .      13.802    16.290         3         13.877    16.404         3
2008  .      16.290     9.449         3         16.404     9.530         3
2009  .       9.449    12.830         2          9.530    12.958         3
2010  .      12.830    14.004         2         12.958    14.165         3
2011  .      14.004    12.945         1*        14.165    13.114         2
---------    ------    ------       ---         ------    ------       ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.795    10.877         3         10.805    10.903        15
---------    ------    ------       ---         ------    ------       ---
LVIP MFS International Growth
2007  .       N/A        N/A        N/A         11.277    11.149         3
2008  .      10.630     5.575         1*        11.149     5.588        11
2009  .       5.575     7.423         1*         5.588     7.452        21
2010  .       7.423     8.230         1*         7.452     8.275        15
2011  .       8.230     7.270         1*         8.275     7.321         8
---------    ------    ------       ---         ------    ------       ---
LVIP MFS Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       8.999     6.438        19          9.223     6.454         9
2009  .       6.438     7.634        32          6.454     7.664        12
2010  .       7.634     8.351        29          7.664     8.396        15
2011  .       8.351     8.177        28          8.396     8.233        11
---------    ------    ------       ---         ------    ------       ---
LVIP Mid-Cap Value
2007  .       N/A        N/A        N/A          9.947     8.638        11
2008  .       7.814     5.016         7          8.638     5.028         8
2009  .       5.016     7.003         7          5.028     7.031        11
2010  .       7.003     8.505         7          7.031     8.551         8
2011  .       8.505     7.559         4          8.551     7.612         7
---------    ------    ------       ---         ------    ------       ---
LVIP Mondrian International Value
2003  .       9.665    13.451         3          9.678    13.488        10
2004  .      13.451    15.985         7         13.488    16.053        49
2005  .      15.985    17.678        17         16.053    17.780        78
2006  .      17.678    22.583        15         17.780    22.748        75
2007  .      22.583    24.741        14         22.748    24.959        50
2008  .      24.741    15.400        10         24.959    15.559        50
2009  .      15.400    18.346         5         15.559    18.564        43
2010  .      18.346    18.472         4         18.564    18.719        33
2011  .      18.472    17.386         3         18.719    17.645        27
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Money Market Fund
2002  .      10.018     9.973        52         10.021     9.981        56
2003  .       9.973     9.856         1*         9.981     9.870         4
2004  .       9.856     9.761         1*         9.870     9.779         4
2005  .       9.761     9.849         1*         9.779     9.873         3
2006  .       N/A        N/A        N/A          9.873    10.150         1*
2007  .       N/A        N/A        N/A         10.150    10.464         1*
2008  .       N/A        N/A        N/A         10.464    10.519        20
2009  .      10.465    10.317         2         10.519    10.362         1*
2010  .      10.317    10.133         2         10.362    10.182         1*
2011  .      10.133     9.950         2         10.182    10.004         6
---------    ------    ------       ---         ------    ------        --
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Conservative
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .      11.297    12.225         3          N/A        N/A        N/A
2011  .      12.225    12.412         3         12.259    12.453        15
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Growth
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Protected Profile Moderate
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Money Market Fund
2002  .      10.433    10.396      1,017        10.455    10.434      4,473
2003  .      10.396    10.285        559        10.434    10.338      1,177
2004  .      10.285    10.196        577        10.338    10.263        896
2005  .      10.196    10.298        488        10.263    10.382        673
2006  .      10.298    10.593        373        10.382    10.696        716
2007  .      10.593    10.927        300        10.696    11.049        828
2008  .      10.927    10.989        333        11.049    11.128      1,165
2009  .      10.989    10.831        284        11.128    10.985        832
2010  .      10.831    10.648        162        10.985    10.815        467
2011  .      10.648    10.466        149        10.815    10.647        284
---------    ------    ------      -----        ------    ------      -----
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          8.413     9.521          2
2010  .       N/A        N/A        N/A          9.521    10.418          2
2011  .       N/A        N/A        N/A         10.418    10.354          3
---------    ------    ------      -----        ------    ------      -----
LVIP Protected Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       9.993     7.363          1*        N/A        N/A        N/A
2009  .       7.363     9.069          1*        N/A        N/A        N/A
2010  .       N/A        N/A        N/A          9.105    10.013          1*
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------      -----
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          7.440     8.869         12
2010  .       N/A        N/A        N/A          8.869     9.798          8
2011  .       N/A        N/A        N/A          9.798     9.564          6
---------    ------    ------      -----        ------    ------      -----
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------      -----
LVIP Protected Profile Conservative
2005  .       N/A        N/A        N/A         10.100    10.254          4
2006  .       N/A        N/A        N/A         10.254    11.007         21
2007  .      11.458    11.600          1*       11.007    11.645         53
2008  .       N/A        N/A        N/A         11.645     9.323         82
2009  .       9.647    11.349         19         9.323    11.427        137
2010  .       N/A        N/A        N/A         11.427    12.396         75
2011  .      12.293    12.494          1*       12.396    12.617         64
---------    ------    ------      -----        ------    ------      -----
LVIP Protected Profile Growth
2005  .       9.993    10.640         12        10.050    10.649          3
2006  .      10.640    11.904         11        10.649    11.932         25
2007  .      11.904    12.814         18        11.932    12.863         31
2008  .      12.814     8.363         17        12.863     8.408         53
2009  .       8.363    10.577         16         8.408    10.650         52
2010  .      10.577    11.685         14        10.650    11.783         51
2011  .      11.685    11.454         13        11.783    11.568         32
---------    ------    ------      -----        ------    ------      -----
LVIP Protected Profile Moderate
2005  .       N/A        N/A        N/A         10.031    10.472         15
2006  .      10.529    11.492         21        10.472    11.519        145
2007  .      11.492    12.308          1*       11.519    12.356        185
2008  .      12.308     8.852          1*       12.356     8.900        236
2009  .       8.852    11.111          1*        8.900    11.187         65
2010  .      11.111    12.193         14        11.187    12.296        144
2011  .      12.193    12.091         14        12.296    12.211         55
---------    ------    ------      -----        ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Bond Index
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     --         ---        --------
LVIP SSgA Conservative Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------     --         ---        --------
LVIP SSgA Conservative Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A        10.385     10.459         1*
--------- ----------- -------- -------------   ------     ------       ---
LVIP SSgA Developed International 150
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------   ------     ------       ---
LVIP SSgA Emerging Markets 100
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------   ------     ------       ---
LVIP SSgA Global Tactical Allocation(9)
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------   ------     ------       ---
LVIP SSgA International Index
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------   ------     ------       ---
LVIP SSgA Large Cap 100
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------   ------     ------       ---
LVIP SSgA Moderate Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------   ------     ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------   ------     ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------   ------     ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------   ------     ------       ---
LVIP SSgA S&P 500 Index(3)
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A         6.641      7.001         1*
2009  .   N/A           N/A         N/A         7.001      8.672         1*
2010  .   N/A           N/A         N/A         8.672      9.772         1*
2011  .   N/A           N/A         N/A         9.772      9.775         1*
--------- ----------- -------- -------------   ------     ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Bond Index
2008  .      10.032    10.451         5         10.002    10.459        17
2009  .      10.451    10.707        24         10.459    10.732        61
2010  .      10.707    11.122        18         10.732    11.164        85
2011  .      11.122    11.709        12         11.164    11.771        62
---------    ------    ------        --         ------    ------        --
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.441    10.526        11
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.394    10.489         1*
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Developed International 150
2008  .       N/A        N/A        N/A          8.593     6.260         1*
2009  .       6.279     8.871         4          6.260     8.892        18
2010  .       8.871     9.327         5          8.892     9.363        15
2011  .       9.327     8.033         3          9.363     8.076         6
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .       N/A        N/A        N/A          8.357     6.052         1*
2009  .       6.818    11.259         2          6.052    11.285        16
2010  .      11.259    14.100         2         11.285    14.154        20
2011  .      14.100    11.755         2         14.154    11.818        20
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation(9)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      11.456    12.424         1*        11.639    12.453         1*
2007  .      12.424    13.520         3         12.453    13.572         1*
2008  .      13.520     7.889        15          N/A        N/A        N/A
2009  .       7.889    10.114         4          N/A        N/A        N/A
2010  .      10.114    10.781         3         10.184    10.872         1*
2011  .      10.781    10.590         6          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .       N/A        N/A        N/A          9.676     6.397         1*
2009  .       5.189     8.010         2          6.397     8.028        16
2010  .       8.010     8.405         4          8.028     8.436        20
2011  .       8.405     7.219         4          8.436     7.257        12
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .       N/A        N/A        N/A          9.673     6.973         2
2009  .       6.752     9.240         5          6.973     9.261        24
2010  .       9.240    10.795         6          9.261    10.836        27
2011  .      10.795    10.827         4         10.836    10.884        15
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(3)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.325    11.508         1*
2007  .       N/A        N/A        N/A         11.507    11.409         2
2008  .       N/A        N/A        N/A         11.409     7.051         9
2009  .       6.799     8.692         5          7.051     8.751        42
2010  .       8.692     9.799         7          8.751     9.881        36
2011  .       9.799     9.807         5          9.881     9.904        22
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Small Cap Index
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Small/Mid Cap 200
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP T. Rowe Price Growth Stock
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .   N/A           N/A         N/A         N/A        N/A         N/A
2004  .   N/A           N/A         N/A         N/A        N/A         N/A
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Templeton Growth
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Turner Mid-Cap Growth
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Vanguard Domestic Equity ETF
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
LVIP Vanguard International Equity ETF
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------
MFS VIT Core Equity
2003  .   N/A           N/A         N/A         N/A        N/A         N/A
2004  .   N/A           N/A         N/A         N/A        N/A         N/A
2005  .   N/A           N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A         N/A        N/A         N/A
2007  .   N/A           N/A         N/A         N/A        N/A         N/A
2008  .   N/A           N/A         N/A         N/A        N/A         N/A
2009  .   N/A           N/A         N/A         N/A        N/A         N/A
2010  .   N/A           N/A         N/A         N/A        N/A         N/A
2011  .   N/A           N/A         N/A         N/A        N/A         N/A
--------- ----------- -------- ------------- ----------- -------- -------------



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Small Cap Index
2007  .      10.056     9.139         1*         9.787     9.147         1*
2008  .       9.139     5.915         3          9.147     5.929         2
2009  .       5.915     7.306         4          5.929     7.335        11
2010  .       7.306     9.037         4          7.335     9.086        12
2011  .       9.037     8.454         4          9.086     8.512         9
---------    ------     -----         -          -----     -----        --
LVIP SSgA Small/Mid Cap 200
2008  .      10.777     7.217         1*        10.555     7.224         1*
2009  .       7.217    10.730         1*         7.224    10.755         5
2010  .      10.730    13.436         1*        10.755    13.488        10
2011  .      13.436    12.879         1*        13.488    12.948         4
---------    ------    ------         -         ------    ------        --
LVIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          8.963     5.665        12
2009  .       6.382     7.927         1*         5.665     7.958        55
2010  .       7.927     9.069         1*         7.958     9.119        35
2011  .       9.069     8.743         1*         9.119     8.804        26
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A         12.921    13.751         2
2005  .       N/A        N/A        N/A         13.751    14.824         2
2006  .      15.444    15.816         2         14.824    15.902         2
2007  .      15.816    17.608         1*        15.902    17.731         1*
2008  .      17.608     9.876         1*        17.731     9.960         1*
2009  .       9.876    14.166         2          9.960    14.308         1*
2010  .      14.166    17.827         4         14.308    18.032         2
2011  .      17.827    16.797         1*        18.032    17.016         2
---------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth
2007  .       N/A        N/A        N/A         10.232     9.795         5
2008  .       9.015     5.972         2          9.795     5.986         5
2009  .       N/A        N/A        N/A          5.986     7.529         5
2010  .       N/A        N/A        N/A          7.529     7.877         5
2011  .       N/A        N/A        N/A          7.877     7.493         3
---------    ------    ------       ---         ------    ------       ---
LVIP Turner Mid-Cap Growth
2007  .       N/A        N/A        N/A         10.542    10.839        12
2008  .      10.147     5.435         2         10.839     5.394        23
2009  .       5.435     7.907         2          5.394     7.859        22
2010  .       N/A        N/A        N/A          7.859     9.818        18
2011  .       N/A        N/A        N/A          9.818     8.905        16
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
MFS VIT Core Equity
2003  .       N/A        N/A        N/A          8.213    10.274         1*
2004  .       N/A        N/A        N/A         10.274    11.333         1*
2005  .       N/A        N/A        N/A         11.333    11.316         1*
2006  .       N/A        N/A        N/A         11.316    12.640         1*
2007  .       N/A        N/A        N/A         12.640    13.792         1*
2008  .       N/A        N/A        N/A         13.792     8.236         1*
2009  .       N/A        N/A        N/A          8.236    10.718         1*
2010  .       N/A        N/A        N/A         10.718    12.327         1*
2011  .       N/A        N/A        N/A         12.327    11.976         1*
---------    ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Growth Series
2002  .      12.126     7.874         1*        12.128     7.878         7
2003  .       N/A        N/A        N/A          7.878    10.054         1*
2004  .       N/A        N/A        N/A         10.054    11.131         1*
2005  .       N/A        N/A        N/A         11.131    11.908         1*
2006  .      12.409    12.553         1*        11.908    12.586         1*
2007  .      12.553    14.895         1*        12.586    14.941         1*
2008  .      14.895     9.132         1*        14.941     9.165         1*
2009  .       N/A        N/A        N/A          9.165    12.361         1*
2010  .       N/A        N/A        N/A         12.361    13.965         1*
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return Series
2002  .      10.632     9.878        68         10.278     9.554        61
2003  .       9.878    11.249        25          9.554    10.885        33
2004  .      11.249    12.261         5         10.885    11.870        33
2005  .      12.261    12.349         5         11.870    11.961        33
2006  .      12.349    13.532         6         11.961    13.114        33
2007  .      13.532    13.806         3         13.114    13.387        32
2008  .      13.806    10.528         3         13.387    10.213        29
2009  .      10.528    12.167         2         10.213    11.809        29
2010  .      12.167    13.094         2         11.809    12.715        28
2011  .      13.094    13.058         2         12.715    12.686        23
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities Series
2002  .       9.843     7.450        10          9.356     7.085        21
2003  .       7.450     9.915         6          7.085     9.434        10
2004  .       9.915    12.639         6          9.434    12.032        10
2005  .      12.639    14.463         6         12.032    13.775        10
2006  .      14.463    18.594         6         13.775    17.718        10
2007  .      18.594    23.283         4         17.718    22.198        10
2008  .      23.283    14.214         4         22.198    13.559        10
2009  .      14.214    18.540         4         13.559    17.694         8
2010  .      18.540    20.660         1*        17.694    19.726         8
2011  .      20.660    21.600         1*        19.726    20.635         7
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .      14.792    15.018         1*         N/A        N/A        N/A
2007  .      15.018    18.064         1*         N/A        N/A        N/A
2008  .      18.064    10.042         1*         N/A        N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2003  .       N/A        N/A        N/A          N/A        N/A        N/A
2004  .       N/A        N/A        N/A          N/A        N/A        N/A
2005  .       N/A        N/A        N/A         15.700    17.270         1*
2006  .       N/A        N/A        N/A         17.270    18.856         1*
2007  .      21.064    19.074         1*        18.856    19.131         1*
2008  .      19.074    10.145         1*        19.131    10.180         1*
2009  .      10.145    14.595         1*        10.180    14.654         1*
2010  .      14.595    18.080         1*        14.654    18.161         1*
2011  .      18.080    16.595         1*         N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
PIMCO VIT Commodity Real Return
2009  .       N/A        N/A        N/A          N/A        N/A        N/A
2010  .       N/A        N/A        N/A         12.487    15.239         4
2011  .       N/A        N/A        N/A         15.239    13.837         2
---------    ------    ------       ---         ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
MFS VIT Growth Series
2002  .       5.327     3.462        83          5.338     3.475        465
2003  .       3.462     4.420        39          3.475     4.443        355
2004  .       4.420     4.896        37          4.443     4.929        301
2005  .       4.896     5.241        40          4.929     5.284        262
2006  .       5.241     5.542        45          5.284     5.596        232
2007  .       5.542     6.582        46          5.596     6.656        210
2008  .       6.582     4.039        20          6.656     4.091        164
2009  .       4.039     5.451        17          4.091     5.529        143
2010  .       5.451     6.161        16          5.529     6.259         65
2011  .       6.161     6.021        10          6.259     6.125         62
---------     -----     -----        --          -----     -----        ---
MFS VIT Total Return Series
2002  .      10.934    10.169       319         10.956    10.205      1,399
2003  .      10.169    11.592       227         10.205    11.651        982
2004  .      11.592    12.647       205         11.651    12.731        897
2005  .      12.647    12.751       174         12.731    12.854        781
2006  .      12.751    13.986       152         12.854    14.120        647
2007  .      13.986    14.284       123         14.120    14.443        567
2008  .      14.284    10.903        94         14.443    11.041        531
2009  .      10.903    12.613        80         11.041    12.792        456
2010  .      12.613    13.588        66         12.792    13.801        376
2011  .      13.588    13.564        56         13.801    13.797        314
---------    ------    ------       ---         ------    ------      -----
MFS VIT Utilities Series
2002  .       7.345     5.565       130          7.362     5.586        850
2003  .       5.565     7.414       179          5.586     7.453        779
2004  .       7.414     9.460        84          7.453     9.523        665
2005  .       9.460    10.836        84          9.523    10.925        676
2006  .      10.836    13.945       109         10.925    14.081        578
2007  .      13.945    17.479        67         14.081    17.676        497
2008  .      17.479    10.682        37         17.676    10.818        441
2009  .      10.682    13.947        27         10.818    14.146        350
2010  .      13.947    15.556        21         14.146    15.803        250
2011  .      15.556    16.281        14         15.803    16.563        187
---------    ------    ------       ---         ------    ------      -----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       8.331    10.485         4          8.348    10.522         24
2004  .      10.485    11.983         3         10.522    12.043         37
2005  .      11.983    13.394         9         12.043    13.481         46
2006  .      13.394    15.095        10         13.481    15.216         44
2007  .      15.095    18.175         9         15.216    18.348         46
2008  .      18.175    10.114         9         18.348    10.225         34
2009  .      10.114    13.079         3         10.225    13.243         26
2010  .      13.079    16.592         2         13.243    16.825         19
2011  .      16.592    16.381         2         16.825    16.636         13
---------    ------    ------       ---         ------    ------      -----
Neuberger Berman AMT Regency Portfolio
2003  .       9.799    13.081         1*         9.816    13.123         10
2004  .      13.081    15.728         3         13.123    15.803         39
2005  .      15.728    17.310         9         15.803    17.419         46
2006  .      17.310    18.909         8         17.419    19.056         48
2007  .      18.909    19.194         7         19.056    19.373         35
2008  .      19.194    10.219         4         19.373    10.330         26
2009  .      10.219    14.717         1*        10.330    14.899         16
2010  .      14.717    18.249         1*        14.899    18.502         11
2011  .      18.249    16.767         1*        18.502    17.025          8
---------    ------    ------       ---         ------    ------      -----
PIMCO VIT Commodity Real Return
2009  .       N/A        N/A        N/A          9.877    12.503          4
2010  .      12.491    15.251         6         12.503    15.288          8
2011  .      15.251    13.856         2         15.288    13.910          6
---------    ------    ------       ---         ------    ------      -----

                 with EEB and Step-Up                     with EEB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Putnam VT Global Health Care Fund
2003  .   N/A           N/A         N/A          8.266     9.612         1*
2004  .   N/A           N/A         N/A          9.612    10.113         1*
2005  .   N/A           N/A         N/A         10.113    11.243         1*
2006  .   N/A           N/A         N/A         11.243    11.351         1*
2007  .   N/A           N/A         N/A         11.351    11.082         1*
2008  .   N/A           N/A         N/A         11.082     9.026         1*
2009  .   N/A           N/A         N/A          9.026    11.170         1*
2010  .   N/A           N/A         N/A         11.170    11.241         1*
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---
Putnam VT Growth and Income Fund
2003  .   N/A           N/A         N/A          N/A        N/A        N/A
2004  .   N/A           N/A         N/A          N/A        N/A        N/A
2005  .   N/A           N/A         N/A          N/A        N/A        N/A
2006  .   N/A           N/A         N/A          N/A        N/A        N/A
2007  .   N/A           N/A         N/A          N/A        N/A        N/A
2008  .   N/A           N/A         N/A          N/A        N/A        N/A
2009  .   N/A           N/A         N/A          N/A        N/A        N/A
2010  .   N/A           N/A         N/A          N/A        N/A        N/A
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
--------- ----------- -------- -------------    ------    ------       ---



                     with Step-Up                        with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Putnam VT Global Health Care Fund
2003  .       N/A        N/A        N/A          8.285     9.653         3
2004  .       N/A        N/A        N/A          9.653    10.176        10
2005  .      10.128    11.266         6         10.176    11.337        24
2006  .      11.266    11.380         6         11.337    11.468        19
2007  .      11.380    11.115         6         11.468    11.219         7
2008  .      11.115     9.058         3         11.219     9.155         8
2009  .       9.058    11.215         1*         9.155    11.353         7
2010  .      11.215    11.292         1*        11.353    11.448         3
2011  .      11.292    10.965         1*        11.448    11.134         1*
---------    ------    ------       ---         ------    ------        --
Putnam VT Growth and Income Fund
2003  .       8.646    10.822         3          N/A        N/A        N/A
2004  .       N/A        N/A        N/A         10.857    11.872         2
2005  .       N/A        N/A        N/A         11.872    12.294         1*
2006  .      13.676    13.917         2         12.294    14.024         1*
2007  .      13.917    12.850         2         14.024    12.968         1*
2008  .      12.850     7.740         2         12.968     7.823         1*
2009  .       7.740     9.874         2          N/A        N/A        N/A
2010  .       9.874    11.097         2          N/A        N/A        N/A
2011  .      11.097    10.399         2          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---

* All numbers less than 500 were rounded up to one.

(1) Effective following the close of business on May 19, 2003 shares of the American Funds International Fund were substituted for shares of the Delaware VIP Emerging Markets Series. In 2004, the Delaware VIP Emerging Markets Series subaccount was added to the product.

(2) Effective following the close of business on May 19, 2003, shares of the Lincoln VIP Social Awareness were substituted for shares of the Delaware VIP Social Awareness Series. The values in the table for periods prior to the substitution reflect investment in the Delaware VIP Social Awareness Series.

(3) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(4) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(5) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(6) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(7) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(8) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(9) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      (This page intentionally left blank)

                                SAI 1

Lincoln ChoicePlusSM Bonus
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM Bonus prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2012. You may obtain a copy of the Lincoln ChoicePlusSM Bonus prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2012.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $202,245,526, $289,902,595 and $358,027,469 to LFA and Selling Firms in 2009, 2010 and 2011 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4.00% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life appear on the following pages.

                                PROSPECTUS 2

Lincoln ChoicePlus IISM Bonus
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments, bonus credits and persistency credits are in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

We do offer variable annuity contracts that have lower fees. Expenses for contracts offering a bonus or persistency credit may be higher. Because of this, the amount of the bonus or persistency credits may, over time, be offset by additional fees and charges.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments , bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II):
     Invesco Van Kampen V.I. American Franchise Fund*
     (formerly Invesco V.I. Capital Appreciation)
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio*
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund
Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio
   (formerly DWS Alternative Asset Allocation Plus VIP Portfolio) Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Worldwide Portfolio*
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund
     LVIP Delaware Social Awareness Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity Fund
     LVIP Dimensional U.S. Equity Fund
     LVIP Dimensional/Vanguard Total Bond Fund
     (formerly LVIP Total Bond Fund)
     LVIP Global Income Fund
     LVIP J.P. Morgan High Yield Fund
     LVIP MFS International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP Templeton Growth Fund
     LVIP Turner Mid-Cap Growth Fund
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Wells Fargo Intrinsic Value Fund*
     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund
     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile Conservative Fund
     (formerly LVIP Conservative Profile Fund)
   LVIP Protected Profile Growth Fund
     (formerly LVIP Moderately Aggressive Profile Fund)
     LVIP Protected Profile Moderate Fund
     (formerly LVIP Moderate Profile Fund)

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
   Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio*
     (formerly Neuberger Berman AMT RegencyPortfolio)

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*

*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2012

Table of Contents



Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 8
Summary of Common Questions                                   12
The Lincoln National Life Insurance Company                   15
Variable Annuity Account (VAA)                                16
Investments of the Variable Annuity Account                   16
Charges and Other Deductions                                  22
The Contracts                                                 29
 Purchase Payments                                            30
 Bonus Credits                                                30
 Persistency Credits                                          30
 Transfers On or Before the Annuity Commencement Date         32
 Surrenders and Withdrawals                                   34
 Death Benefit                                                37
 Investment Requirements                                      42
Living Benefit Riders                                         48
 i4LIFE (Reg. TM) Advantage                                   48
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    53
Discontinued Living Benefit Riders                            58
 Lincoln Lifetime IncomeSM Advantage                          58
 Lincoln SmartSecurity (Reg. TM) Advantage                    67
 4LATER (Reg. TM) Advantage                                   72
 Annuity Payouts                                              76
 Fixed Side of the Contract                                   84
Distribution of the Contracts                                 87
Federal Tax Matters                                           88
Additional Information                                        93
 Voting Rights                                                93
 Return Privilege                                             94
 Other Information                                            94
 Legal Proceedings                                            94
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   95
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage in which the Guaranteed Amount or Income Base, as applicable, minus purchase payments and corresponding bonus credits received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a death benefit.

Account or variable annuity account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select(other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any death benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Bonus credit - The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referred to as account value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death benefit-Before the Annuity Commencement Date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Earnings-The excess of contract value over the sum of bonus credits, persistency credits and purchase payments which have not yet been withdrawn from the contract.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage , the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed annuity payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

Guaranteed Period-The length of the period during which contract value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An annuity payout option which combines periodic variable Regular Income Payments for life and a death benefit with the ability to make withdrawals during a defined period, the Access Period.

Income Base-Under 4LATER (Reg. TM) Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of contract value in the fixed account upon a transfer, withdrawal or surrender of contract value from the fixed account due to fluctuations in the guaranteed interest rate.

Investment Requirements-Restrictions in how you may allocate your subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a death benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartIncomeSM Inflation-A fixed annuity payout option that provides periodic annuity payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit-A general reference to certain riders that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you own a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. On or after October 13, 2009, the only available living benefit rider that you may elect is i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed annuity payout option available under Lincoln Lifetime IncomeSM Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Maximum Annual Withdrawal amount under Lincoln Lifetime

IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.

Periodic Income Commencement Date-The valuation date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency credit-The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase payments-Amounts paid into the contract other than bonus credits and persistency credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the death benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, annuity payouts for the life of the annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and Lincoln SmartIncomeSM Inflation, the person designated by the contractowner upon whose life the annuity payouts will also be contingent.

Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.
 o Effective June 15, 2005, the version of this product offered to Selling Group Individuals is no longer available for new sales.

Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                      CONTRACTOWNER TRANSACTION EXPENSES:


Accumulation Phase:
  Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1.......    8.50%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.




Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):2.............................................................................    7.00%


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

2 The Unscheduled Payment charge percentage is reduced over time.


The next three tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given contractowner. The tables differ based on whether the contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A


Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):2
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.35%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.50%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.60%
5% Step-up Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.60%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.75%
Estate Enhancement Benefit Rider (EEB) without 5% Step-up
  Mortality and Expense Risk Charge.......................................................        1.65%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.80%

Estate Enhancement Benefit Rider (EEB) in Combination with 5% Step-up
  Mortality and Expense Risk Charge..................................    1.70%
  Administrative Charge..............................................    0.15%
  Total Separate Account Expenses....................................    1.85%




                                                                                    Single      Joint
Optional Living Benefit Rider Charges:3                                              Life        Life
Lincoln Lifetime IncomeSM Advantage:4
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:5
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.65%      0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:5
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage:6
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

3 Only one Living Benefit rider may be elected from this chart.

4 As an annualized percentage of the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. As of June 30, 2009, this rider is no longer available for purchase.

5 As an annualized percentage of the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election), as increased for subsequent purchase payments, any bonus credits, and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. As of June 30, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is no longer available for purchase. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

6 As an annualized percentage of the Income Base (initial purchase payment and any bonus credit or contract value at the time of election), as increased for subsequent purchase payments, any bonus credits, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Charge for further information. As of June 30, 2009, this rider is no longer available for purchase.



                                    TABLE B


Annual Account Fee:1......................................................     $    35
i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.85%
  Guarantee of Principal Death Benefit....................................        1.90%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        2.05%




                                                                              Single      Joint
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):3        Life       Life

Account Value Death Benefit
  Guaranteed Maximum Charge......................    3.85%      3.85%
  Current Charge.................................    2.50%      2.70%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................    3.90%      3.90%
  Current Charge.................................    2.55%      2.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................    4.05%      4.05%
  Current Charge.................................    2.70%      2.90%




i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3):4
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.35%
  Current Charge.................................................................    2.35%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    3.40%
  Current Charge.................................................................    2.40%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.55%
  Current Charge.................................................................    2.55%


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.

4 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.



                                    TABLE C


Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.35%
  Current Charge..........................................................................        2.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.40%
  Current Charge..........................................................................        2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.55%
  Current Charge..........................................................................        2.70%

1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. As of June 30, 2009, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.33%        2.22%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.33%        1.92%

* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB death benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,475    $2,651    $3,645    $5,899

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $625   $1,851    $3,045    $5,899

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,413    $2,504    $3,465    $5,858

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $563   $1,704    $2,865    $5,858

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, and The Contracts - Discontinued Living Benefit Riders - 4LATER (Reg. TM) Guaranteed Income Benefit, and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your purchase payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. All material state variations are discussed in the prospectus. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your subaccount investments, which means you may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

If you withdraw purchase payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? When purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

A persistency credit of 0.05% of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts - Persistency Credits.

We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per contract year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the subaccounts is less than $2,000). If transferring funds from the fixed account to the subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage) or, a minimum annuity payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). On or after October 13, 2009, the only available living benefit rider you may elect is i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit. If you own a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements. Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in The Contracts - Living Benefit riders.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See the Contracts - Discontinued Living Benefit Riders -

Lincoln Lifetime IncomeSM Advantage. If you own this rider you will be subject to Investment Requirements. See the Contracts - Investment Requirements. This rider is no longer available for purchase on or after October 13, 2009.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. If you own a Living Benefit rider, Excess Withdrawals will adversely affect the Guaranteed Amount and you will be subject to Investment Requirements. See The Contracts - Discontinued Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage. This rider is no longer available for purchase on or after October 13, 2009.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg.
TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. If you own this benefit, you will be subject to Investment Requirements. See The Contracts
- Discontinued Living Benefit Riders - 4LATER (Reg. TM) Advantage. This rider is no longer available for purchase on or after October 13, 2009.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage and The Contracts - Discontinued Living Benefit Riders - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Invesco, Janus, Lincoln, MFS, PIMCO and Putnam funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.

Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The death benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the death benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and death benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Van Kampen V.I. American Franchise Fund: Long-term capital appreciation. (formerly Capital Appreciation Fund)
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund: Long-term growth of capital.

  o Global Small Capitalization Fund: Long-term growth of capital.

  o Growth Fund: Growth of capital.

  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and secondarily high current income.

  o Limited-Term Diversified Income Series: Long-term total return.

  o REIT Series: Total return.

  o Small Cap Value Series: Total return.

  o Smid Cap Growth Series: Total return.

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.
     (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio: Capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: Maximize income.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.

  o Templeton Growth Securities Fund: Long-term capital growth.
     (Subadvised by Templeton Asset Management Limited)


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Long-term growth balanced by current income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio: Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Worldwide Portfolio: Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)

  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. (Subadvised by BlackRock Financial Management, Inc)

  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Maximum current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with capital appreciation.
     (formerly LVIP Total Bond Fund)

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP J.P. Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management, Inc.)

  o LVIP Janus Capital Appreciation Fund: Long-term growth of capital. (Subadvised by Janus Capital Management LLC)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Subadvised by Massachusetts Financial Services Company)

  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners, Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Subadvised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Capital U.S. Aggregate Bond Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund: Replicate broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderate Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.**
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 (Reg. TM) Index. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)

  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Wells Fargo Intrinsic Value Fund: Reasonable income by investing in income-producing equity securities.
    (Subadvised by Metropolitan West Capital Management)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Protected Profile 2010 Fund: Total return with emphasis on high current income; a fund of funds.

  o LVIP Protected Profile 2020 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: High current income and growth of capital; a fund of funds.
     (formerly LVIP Conservative Profile Fund)

  o LVIP Protected Profile Growth Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderately Aggressive Profile Fund)

  o LVIP Protected Profile Moderate Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderate Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc., and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Capital appreciation.

  o Mid-Cap Intrinsic Value Portfolio: Long-term growth.
     (formerly Regency Portfolio)


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity RealReturnStrategy (Reg. TM) Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
    (Subadvised by Putnam Advisory Company, LLC and Putnam Investments
    Limited)
     This fund is not offered in contracts issued on or after May 24, 2004

  o Growth & Income Fund: Capital growth and current income.
     (Subadvised by Putnam Investments Limited)
     This fund is not offered in contracts issued on or after May 24, 2004.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA


For the base contract, we apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:

                                        Estate Enhancement
                                        Benefit Rider (EEB)
                                        in combination
                                        with 5% Step Up
                                        ---------------------
o   Mortality and expense risk charge          1.70%
o   Administrative charge                      0.15%
                                                ----
o   Total annual charge for each
    subaccount                                 1.85%



    Estate Enhancement
    Benefit Rider (EEB)                   Enhanced Guaranteed   Guarantee of
    without 5%            5% Step Up      Minimum Death         Principal death
    Step Up               death benefit   Benefit (EGMDB)       benefit (GOP)
    --------------------- --------------- --------------------- ----------------
o          1.65%              1.60%              1.45%               1.35%
o          0.15%              0.15%              0.15%               0.15%
            ----               ----               ----                ----
o
           1.80%              1.75%              1.60%               1.50%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each purchase payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1, 2011, your first contract anniversary would be on January 1, 2012, your second contract anniversary would be on January 1, 2013, and so forth.



                                                        Number of contract anniversaries since
                                                             purchase payment was invested
                                                    -----------------------------------------------
                                             0       1       2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th8.50%   8.50%   8%   7%   6%   5%   4%   3%   2%   0%
      surrendered or withdrawn purchase
      payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;
 o Purchase payments that have been invested in the contract for at least 12 months when used in the calculation of the initial benefit payment to be made under an annuity payout option, other than the i4LIFE (Reg. TM) Advantage option;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the contractowner to an accredited nursing home or equivalent health care facility, if such purchase payments were received by us more than 12 months prior to the admittance, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender of the contract as a result of the death of the contractowner or annuitant;
 o A surrender or withdrawal of a purchase payment beyond the fifth anniversary since the purchase payment was invested for any contract issued to selling group individuals. For selling group individuals, a reduced schedule of surrender charges applies;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Purchase payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from bonus credits.

3. On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and persistency credits until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to selling group individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Discontinued Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments and bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.
The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus Option riders are no longer available for purchase as of October 13, 2009.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option. See The Contracts - Discontinued Living Benefit Riders - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount (initial purchase payment and any bonus credits or contract value at the time of election) as increased for subsequent purchase payments and any bonus credits and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because bonus credits increase the Guaranteed Amount, bonus credits also increase the amount we deduct for the cost of the rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM)

Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) purchase payments (and bonus credits) made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase as of October 13, 2009.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the valuation date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit if purchased at contract issue, or contract value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, any bonus credits, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

The 4LATER (Reg. TM) Advantage rider is no longer available for purchase as of October 13, 2009.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE (Reg. TM) Advantage becomes effective (or initial purchase payment and bonus credit if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.85% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.90% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit and 2.05% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all death benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next valuation date after we receive a completed election form in good order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% (2.35% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.70% (2.55% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.75% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.90% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Account Value death benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.70% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the

Account Value, computed daily as follows: 2.35% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.40% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.55% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment.

The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.



Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home Office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make purchase payments to the contract at any time, subject to certain conditions. You are not required to make any additional purchase payments after the initial purchase payment. There may be some restrictions on making additional purchase payments if you purchased a Living Benefit rider. See the Living Benefit Riders section of this prospectus for additional information. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to Home Office approval. If you stop making purchase payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits

In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract. For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The amount of any bonus credit applied to the contract will be noted on the confirmation sent after each purchase payment. The bonus credit percentage is based on the owner's cumulative purchase payments at the time each purchase payment is made according to the following scale:



Cumulative Purchase Payments   Bonus Credit %
------------------------------ ---------------
  Less than $100,000  .             3.0%
  $100,000-$999,999  .              4.0%
  $1,000,000 or greater  .          5.0%

Your cumulative purchase payments at the time of a purchase payment are equal to the sum of (1) all prior purchase payments made to your contract; plus (2) the current purchase payment made to your contract; minus (3) all prior withdrawals of purchase payments from your contract.

Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with contract values for only nonqualified contracts.

During the first contract year if you make any purchase payment(s) after the initial purchase payment ("subsequent purchase payment"), we may add a bonus credit ("additional bonus credit") to the contract that is in addition to any bonus credit that was previously added to the contract and the bonus credit that is added due to the subsequent purchase payment. The additional bonus credit will be added to the contract if the subsequent purchase payment increases the owner's investment to a dollar level that qualifies for a higher bonus credit percentage than the bonus credit percentage that any prior purchase payments qualified for. The additional bonus credit will be added to your contract at the time the subsequent purchase payment is made. The bonus credit percentage for the additional bonus credit will be the difference between the higher bonus credit percentage that the subsequent purchase payment qualifies for and the bonus credit percentage that the prior purchase payments qualified for. We will then multiply the sum of all prior first year purchase payments by this bonus credit percentage to determine the amount of the additional bonus credit. You may receive more than one additional bonus credit during the first contract year as we will add an additional bonus credit anytime a subsequent purchase payment increases the amount of the total purchase payments to an amount that qualifies for a higher bonus credit percentage.

We offer a variety of variable annuity contracts. The amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


Persistency Credits

Contractowners will receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 14 years, by 0.05%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available. Corresponding bonus credits will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the variable subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the contract value in the fixed accounts to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any death benefit or Living Benefits in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. This may not be allowed if certain riders are in effect. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining contract value in the DCA program will be allocated to the variable subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements and The Contracts - Discontinued Living Benefit Riders..

The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the Annuity Commencement Date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage and have the EEB Death Benefit or 5% Step-up or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Guarantee of Principal Death Benefit. Check with your representative regarding state availability. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Discontinued Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Discontinued Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and bonus credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

For contracts purchased after June 2, 2003 (or later in some states), the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all purchase payments will be reduced by the sum of all withdrawals (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Discontinued Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage); or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments and bonus credits made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o (Only if this rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the contract value immediately prior to the withdrawal; and

     (ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the contract value immediately prior to the withdrawal; and

     (ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB Rider with 5% Step-Up death benefit will be reduced to the 5% Step-Up death benefit for an annual charge of 1.75%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.60%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchased a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you are subject to Investment Requirements, which means you are limited in how much you can invest in certain subaccounts of your contract. Investment Requirements apply whether you purchase a Living Benefit rider at contract issue, or if you add a Living Benefit rider to an existing contract. The Living Benefit rider you purchased and the date of purchase will determine which Investment Requirements Option applies to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchased i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you are not subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Under each option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchased the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchased. If you have not elected a Living Benefit rider, the Investment Requirements will not apply to your contract.



                                                                                        YOU WILL BE SUBJECT TO
 IF YOU ELECT...                       AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage   Between February 19, 2008 and January 19, 2009   Option 2
                                      On or after January 20, 2009                     Option 3

                                                                                                     YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                INVESTMENT REQUIREMENTS
Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                        N/A
                                                     April 10, 2006 through January 19, 2009        Option 1
                                                     On or after January 20, 2009                   Option 3
 4LATER (Reg. TM) Advantage                           April 10, 2006 through January 19, 2009        Option 1
                                                     On or after January 20, 2009                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                        N/A
Benefit (v.1)                                        On or after April 10, 2006                     Option 1
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009        Option 1
Benefit (v.2)                                        On or after January 20, 2009                   Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 19, 2009   Option 2
Benefit (v.3)                                        On or after January 20, 2009                   Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    On or after November 15, 2010                  Option 3
Benefit (v.4)

Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o DWS Small Cap Index VIP
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Fidelity (Reg. TM) VIP Overseas Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 o FTVIPT Mutual Shares Securities Fund
 o FTVIPT Templeton Growth Securities Fund
 o Invesco V.I. International Growth Fund
 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Worldwide Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP Cohen & Steers Global Real Estate Fund
 o LVIP Columbia Value Opportunities Fund
 o LVIP Delaware Foundation Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP Dimensional Non-U.S. Equity Fund
 o LVIP J.P. Morgan High Yield Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund

 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small/Mid Cap 200 Fund
 o LVIP SSgA Small-Cap Index Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth Fund
 o LVIP Turner Mid-Cap Growth Fund
 o LVIP Vanguard International Equity ETF Fund
 o LVIP Protected Profile 2040 Fund
 o MFS VIT Growth Series
 o MFS VIT Utilities Series
 o Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio
 o Neuberger Berman AMT Mid-Cap Growth Portfolio
 o Putnam VT Global Health Care Fund

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Delaware VIP Limited-Term Diversified Income Series subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the subaccount groups are as follows:



Group 1                                                     Group 2
Investments must be at least 25% of contract value          Investments cannot exceed 75% of contract value or Account Value
                                                            (if i4LIFE (Reg. TM)
or Account Value (if i4LIFE (Reg. TM) Advantage with        Advantage with Guaranteed Income Benefit is in effect)
                                                            --------------------------------------------------------------------
Guaranteed Income Benefit is in effect)
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other investment options except as discussed below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) High Yield Series
4. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP BlackRock Inflation Protected Bond Fund
7. LVIP Delaware Bond Fund
8. LVIP Delaware Diversified Floating Rate Fund
9. LVIP Dimensional/Vanguard Total Bond Fund
10. LVIP Global Income Fund
11. LVIP SSgA Bond Index Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                            --------------------------------------------------------------------
Account Value (if i4LIFE (Reg. TM) Advantage with
Guaranteed Income Benefit is in effect)
-----------------------------------------------------------
1. Delaware VIP (Reg. TM) REIT Series
2. DWS Alternative Asset Allocation VIP Portfolio
3. LVIP SSgA Emerging Markets 100 Fund

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate

100% of your contract value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) High Yield Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Dimensional/Vanguard Total Bond Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Protected Profile 2010 Fund oLVIP Protected Profile 2020 Fund oLVIP Protected Profile 2030 Fund oLVIP Protected Profile 2040 Fund oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the subaccount groups are as follows:



Group 1                                                     Group 2
Investments must be at least 30% of contract value          Investments cannot exceed 70% of contract value or Account Value
                                                            (if i4LIFE (Reg. TM)
or Account Value (if i4LIFE (Reg. TM) Advantage with        Advantage with Guaranteed Income Benefit is in effect)
                                                            --------------------------------------------------------------------
Guaranteed Income Benefit is in effect)
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other funds except as described below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Dimensional/Vanguard Total Bond Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of contract value or
Account Value (if i4LIFE (Reg. TM) Advantage with
Guaranteed Income Benefit is in effect)
---------------------------------------------------
1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delaware VIP (Reg. TM) Emerging Markets Series
3. Delaware VIP (Reg. TM) REIT Series
4. DWS Alternative Asset Allocation VIP Portfolio
5. LVIP Cohen & Steers Global Real Estate Fund
6. LVIP SSgA Emerging Markets 100 Fund
7. MFS VIT Utilities Series

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds listed below, as an alternative. If you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection* oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series* oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series* oFTVIPT Templeton Global Bond Securities Fund* oLVIP BlackRock Inflation Protected Bond Fund* oLVIP Delaware Bond Fund* oLVIP Delaware Diversified Floating Rate Fund* oLVIP Dimensional/Vanguard Total Bond Fund* oLVIP Global Income Fund* oLVIP SSgA Bond Index Fund*

oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Protected Profile 2010 Fund oLVIP Protected Profile 2020 Fund oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.



Living Benefit Riders
The following Living Benefit Rider may be purchased for an additional charge: i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit. Upon election of i4LIFE (Reg. TM) Advantage, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the protection sub-strategies of the funds offered under this contract. The riders do not guarantee the investment results of the funds.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (if available) for an extra charge. See Charges and Other Deductions - i4LIFE (Reg.
TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an annuity payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a death benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and Secondary Life are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional purchase payments may be made until the initial Guaranteed Income Benefit is calculated. Additional purchase payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected an EEB death benefit or a 5% Step-up death benefit, you must elect a new death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the contract value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective (or your initial purchase payment and bonus credit if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date will equal the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments made and Guaranteed Income Benefit payments and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the annuitant (and Secondary Life if applicable) dies during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant (and Secondary Life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent Regular Income Payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your Regular Income Payments will vary based on the value of your annuity units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular Income Payments will continue for as long as the annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is in effect during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income Payment                       $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

i4LIFE (Reg. TM) Death Benefit Value after Regular Income Payment = $200,000 -
 $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The Regular Income Payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and bonus credits and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) in the base contract and this death benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;

 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

Contractowners may purchase the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections on or after May 21, 2012.



Age                     Percent of Account Value*
-------------------    --------------------------
  Under age 40         2.0%
  40 - 54              2.5%
  55 - under 59.5      3.0%
  59.5 - 64            3.5%
  65 - 69              4.0%
  70 - 74              4.5%
  75 and above         5.0%

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections prior to May 21, 2012.



Age                     Percent of Account Value*
-------------------    --------------------------
  Under age 40         2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%


* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable subaccounts on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for Elections on or after May 21, 2012, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.



8/1/2010 Amount of initial Regular Income Payment:                                    $  4,801
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):          $100,000
8/1/2010 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value):       $  3,500
8/1/2011 Recalculated Regular Income Payment:                                         $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                     $  4,500

The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a living benefit rider) on contracts purchased prior to June 30, 2009. For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. The example assumes an annual payment mode has been elected.

         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected):
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $140,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial Regular Income Payment:                          $  5,411    per year
         Initial Guaranteed Income Benefit (4.5% x $140,000                 $  6,300
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See Lincoln Lifetime IncomeSM - i4LIFE (Reg. TM) Advantage Option for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you have elected i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit and the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after October 6, 2008, the minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in 4LATER (Reg. TM) Guaranteed Income Benefit.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or Secondary Life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage

Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts issued prior to June 30, 2009. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the Guarantee of Principal death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.



Discontinued Living Benefit Riders
The following Living Benefit riders are unavailable for purchase as of October 13, 2009. This section contains important information for contractowners who purchased their contract and one of the following Living Benefit riders prior to October 13, 2009. The riders described below, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (4LATER (Reg.
TM) Advantage). You may not own more than one Living Benefit rider at a time. If you own a Living Benefit rider, you will be subject to Investment Requirements (see Investment Requirements). Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/ annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option under Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments plus applicable bonus credits made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. This option guarantees at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to Investment Requirements.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elected the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equaled your initial purchase payment plus the amount of any bonus credit. If you elected the rider after we issued the contract, the initial Guaranteed Amount equaled the contract value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the living benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives.

Additional purchase payments and any bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and any bonus credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments, and applicable bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments and any applicable bonus credits received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional purchase payments and any bonus credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment (and bonus credit). Any purchase payments and bonus credits made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000

Additional purchase payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600

Additional purchase payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000

On the first Benefit Year Anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 times 1.05% = $125,580 plus $10,400). The $10,000 purchase payment and $400 bonus credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the contractowner/annuitant (single life option) is 591/2 or older or the contractowner and spouse (joint life option) are age 65 or older.

   b. If the contractowner/annuitant (single life option) is under age 591/2 or the contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (single life) or 65 (joint life):



                                                                                                Potential for   Length of 5%
                                                                                   Guaranteed     Charge to     Enhancement
                                                                  Contract Value     Amount         Change         Period
                                                                 ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         No              10
         1st Benefit Year Anniversary...........................      $54,000        $54,075         No               9
         2nd Benefit Year Anniversary...........................      $53,900        $56,779         No               8
         3rd Benefit Year Anniversary...........................      $57,000        $59,618         No               7
         4th Benefit Year Anniversary...........................      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the contract value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments, including bonus credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,400 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election). Required minimum distributions
(RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Initial Maximum Annual Withdrawal amount = $10,400.

After 10 years, at age 65, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the contract value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals times 200%), the Guaranteed Amount is increased to $374,400.

The 200% Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under the joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments and bonus credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (single life) is older than 591/2 and the contractowner and spouse (joint life) are both older than 65):



                                                                                   Guaranteed    Maximum Annual
                                                                  Contract Value     Amount     Withdrawal Amount
                                                                 ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         $2,575
         1st Benefit Year Anniversary...........................      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary...........................      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary...........................      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary...........................      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)

After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:

Contract Value = $54,800
Guaranteed Amount = $79,800

The contract value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 contract value ($6,800 / $54,800)

Contract value = $48,000
Guaranteed Amount = $69,898 ($79,800 X 12.41% = $9,902; $79,800 - $9,902 =
$69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to purchase payments (and not bonus credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to bonus credits are not subject to surrender charges.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner, is age 591/2 (single life) or the contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after the next Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. (See the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment + $4,000 bonus credit
 o $104,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $93,600
 o $5,200 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $98,444 ($104,000 reduced by 5.34% ($5,000/
$93,600) and the new Maximum Annual Withdrawal amount is $4,922 (5% times $98,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charges.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount, (plus any purchase payments and applicable bonus credits made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000 with a 4% bonus credit of $4,000; Initial Guaranteed Amount of $104,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $14,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models:
Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Impact of Divorce on Joint Life Option. After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage will provide a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage

Lincoln SmartSecurity (Reg. TM) Advantage provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, any bonus credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

If you own this rider, you are limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements in this prospectus.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elected the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equaled your initial purchase payment plus the amount of any bonus credit. If you elected the benefit after we issued the contract, the Guaranteed Amount equaled the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts of all Living Benefit riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant).


Additional purchase payments and bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and bonus credit (not to exceed the maximum); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit will increase the Guaranteed Amount by $10,300. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments and step-ups are made and any bonus credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including any surrender charges and other deductions), the rider charge and account fee plus any purchase payments and any bonus credits made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                          Contract Value      Guaranteed Amount
                                         ----------------    ------------------
o   Initial Purchase Payment $50,000
    (3% bonus credit)                    $51,500                   $51,500
o   1st Benefit Year Anniversary         $54,000                   $54,000
o   2nd Benefit Year Anniversary         $53,900                   $54,000
o   3rd Benefit Year Anniversary         $57,000                   $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments, any bonus credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments and any bonus credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
 Initial Guaranteed Amount of $104,000 equals $100,000 purchase payment and 4% bonus credit

After a $7,000 Withdrawal:
Contract Value = $53,000

Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (contractowner) and your spouse (if the joint life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up i.e. all contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a bonus credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a joint life option to a single life option (if the contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders will limit how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments and any bonus credits. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments and any bonus credits. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments, corresponding bonus credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit, plus 15% of that purchase payment and bonus credit.


Example:


         Initial Purchase Payment and corresponding bonus credit      $104,000
         Purchase Payment and corresponding bonus credit 60           $ 10,400
                                                                      --------
         days later
         Income Base                                                  $114,400
         Future Income Base (during the 1st Waiting Period)           $131,560   ($114,400 x 115%)
         Income Base (after 1st Waiting Period)                       $131,560
         New Future Income Base (during 2nd Waiting Period)           $151,294   ($131,560 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit plus 15% of that purchase payment and corresponding bonus credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $104,000
         Purchase Payment and corresponding bonus credit in         $ 10,400
                                                                    --------
         Year 2
         New Income Base                                            $114,400
         Future Income Base (during 1st Waiting Period-Year 2)      $130,520   ($104,000 x 115%) + ($10,400 x 100%) +
                                                                               (10,400 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $130,520
         New Future Income Base (during 2nd Waiting Period)         $150,098   (130,520 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments and corresponding bonus credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $104,000      Maximum Income Base                   $208,000
      Purchase Payment and                    $ 10,400      Increase to Maximum Income Base       $ 20,800
       corresponding bonus credit in
       Year 2
      New Income Base                         $114,400      New Maximum Income Base               $228,800
      Future Income Base after Purchase       $130,520      Maximum Income Base                   $228,800
       Payment
      Income Base (after 1st Waiting          $130,520
       Period)
      Future Income Base (during 2nd          $150,098      Maximum Income Base                   $228,800
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $117,468
      Future Income Base                      $135,088      Maximum Income Base                   $205,920

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

NOTE: If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period occurred.

Additional purchase payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change.

The following is an example of what happens when you extend the Access Period:

Assume:
i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years
Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

Extend Access Period 5 years:
i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment = $5,355
- $6,375 = 84%
New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the annuitant (or, the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it.


Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:

     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.


Continuing this example for the next year's adjustment:



     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:

     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x            $    4,706
     .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:



  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)
  8/6/2010    Death of a contractowner
              Death benefit is greater of
               a) current Reserve Value ($45,000);or
               b) initial Reserve Value minus Scheduled Payment
                ($100,000 - $45,000 = $55,000)
  8/5/2010    Death benefit paid                                                 $ 55,000

If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the death benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                         $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                            $ 45,000
              Reserve Value                                                                  $      0
              Reserve Value is reduced to zero which results in termination of the rider
              Initial Reserve Value is greater than payments received
              [$100,000 > ($45,000 + $45,000) = $90,000]
              Final payment made to holder of rights of ownership                            $ 10,000

General Information

Any previously selected death benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the Annuity Commencement Date, less any surrender charges on purchase payments made within twelve months of annuitization and applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3, 4, 5, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments , bonus credits and persistency credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate purchase payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting purchase payments into one or more Guaranteed Periods at any time. The minimum amount of any purchase payment that can be allocated to a Guaranteed Period is $2,000. Each purchase payment and its corresponding bonus credit allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period purchase payment and its corresponding bonus credit will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the contractowner or annuitant.
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the contractowner. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.

 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The Interest Adjustment is calculated by multiplying the transaction amount by:


    (1+A)n    -1
-------------
  (1+B +K)n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your contract value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your contract value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the Code imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

Beginning January 1, 2012, our individual variable annuity products will no longer be available for use in connection with qualified plan accounts described in the lists above, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements or Plans.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The Code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the Code),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2002  .      12.866     7.353         3         11.547     6.599        19          4.864     2.781
2003  .       7.353    10.379        14          6.599     9.320        14          2.781     3.930
2004  .      10.379    10.707        14          9.320     9.620        17          3.930     4.058
2005  .      10.707    10.894         5          9.620     9.793        14          4.058     4.133
2006  .      10.894    11.591         5          9.793    10.424        10          4.133     4.402
2007  .      11.591    13.643         7         10.424    12.276        11          4.402     5.187
2008  .      13.643     7.036         2         12.276     6.334         8          5.187     2.677
2009  .       7.036    10.577         2          6.334     9.526         6          2.677     4.029
2010  .      10.577    12.313         1*         9.526    11.095         1*         4.029     4.695
2011  .      12.313     9.257         1*        11.095     8.346         1*         4.695     3.533
---------    ------    ------        --         ------    ------        --          -----     -----
AllianceBernstein VPS Growth and Income
2002  .      11.314     8.633        39         10.344     7.897        48         10.303     7.870
2003  .       8.633    11.202       157          7.897    10.253        27          7.870    10.223
2004  .      11.202    12.231        78         10.253    11.200        66         10.223    11.173
2005  .      12.231    12.558        85         11.200    11.506        47         11.173    11.483
2006  .      12.558    14.422        73         11.506    13.220        53         11.483    13.201
2007  .      14.422    14.846        57         13.220    13.615        37         13.201    13.603
2008  .      14.846     8.643        53         13.615     7.930        21         13.603     7.927
2009  .       8.643    10.211        48          7.930     9.374        21          7.927     9.375
2010  .      10.211    11.307        42          9.374    10.385        14          9.375    10.391
2011  .      11.307    11.773        27         10.385    10.819        13         10.391    10.830
---------    ------    ------       ---         ------    ------        --         ------    ------
AllianceBernstein VPS International Value
2006  .      10.205    11.828         4          N/A        N/A        N/A          N/A        N/A
2007  .      11.828    12.257         7         11.781    12.269         3         11.946    12.279
2008  .      12.257     5.621         4         12.269     5.629         3         12.279     5.637
2009  .       5.621     7.414         3          5.629     7.429         2          5.637     7.442
2010  .       7.414     7.591         3          7.429     7.610         2          7.442     7.627
2011  .       7.591     6.003         4          7.610     6.021         2          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
AllianceBernstein VPS Large Cap Growth
2002  .      11.946     8.110         4         11.946     8.114        13          6.272     4.262
2003  .       8.110     9.821        10          8.114     9.832        22          4.262     5.167
2004  .       9.821    10.446         6          9.832    10.462        21          5.167     5.501
2005  .      10.446    11.777         5         10.462    11.801        22          5.501     6.208
2006  .      11.777    11.487         7         11.801    11.516        25          6.208     6.062
2007  .      11.487    12.812         3         11.516    12.851        20          6.062     6.767
2008  .      12.812     7.568         2         12.851     7.596         9          6.767     4.002
2009  .       7.568    10.186         1*         7.596    10.228         9          4.002     5.392
2010  .       N/A        N/A        N/A         10.228    11.033         6          5.392     5.819
2011  .       N/A        N/A        N/A         11.033    10.482         6          5.819     5.531
---------    ------    ------       ---         ------    ------       ---         ------    ------
AllianceBernstein VPS Small/Mid Cap Value
2002  .      11.868    10.909         6         11.870    10.915         4         11.872    10.922
2003  .      10.909    15.088        19         10.915    15.104         7         10.922    15.122
2004  .      15.088    17.637        18         15.104    17.664        12         15.122    17.694
2005  .      17.637    18.462        19         17.664    18.500        12         17.694    18.540
2006  .      18.462    20.698        17         18.500    20.750        10         18.540    20.806
2007  .      20.698    20.629        18         20.750    20.692        10         20.806    20.758
2008  .      20.629    13.011        17         20.692    13.058         4         20.758    13.106
2009  .      13.011    18.222        16         13.058    18.295         4         13.106    18.372
2010  .      18.222    22.644        14         18.295    22.747         4         18.372    22.854
2011  .      22.644    20.312        10         22.747    20.415         3         22.854    20.521
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2002  .        148          4.808     2.753        513         N/A        N/A        N/A
2003  .         80          2.753     3.896        137        10.775    12.996       N/A
2004  .         74          3.896     4.029        143        12.996    13.454         5
2005  .         43          4.029     4.110        151        13.454    13.737         4
2006  .         39          4.110     4.384        148        13.737    14.667         6
2007  .         36          4.384     5.173        161        14.667    17.323         6
2008  .         32          5.173     2.674         85        17.323     8.965         2
2009  .         33          2.674     4.030        121         8.965    13.524        11
2010  .         32          4.030     4.704        103        13.524    15.799         7
2011  .         25          4.704     3.545         83        15.799    11.920         5
---------      ---          -----     -----        ---        ------    ------       ---
AllianceBernstein VPS Growth and Income
2002  .        304         10.306     7.884      1,741         N/A        N/A        N/A
2003  .         76          7.884    10.256        604        10.758    12.018        28
2004  .         77         10.256    11.226        749        12.018    13.167       151
2005  .         67         11.226    11.556        704        13.167    13.568       185
2006  .         56         11.556    13.304        631        13.568    15.636       185
2007  .         53         13.304    13.729        561        15.636    16.152       138
2008  .         44         13.729     8.013        495        16.152     9.436       116
2009  .         40          8.013     9.490        424         9.436    11.187        83
2010  .         31          9.490    10.535        374        11.187    12.431        74
2011  .         27         10.535    10.997        319        12.431    12.990        57
---------      ---         ------    ------      -----        ------    ------       ---
AllianceBernstein VPS International Value
2006  .        N/A         10.558    11.846         53        10.561    11.854         8
2007  .          4         11.846    12.309        259        11.854    12.327        31
2008  .          1*        12.309     5.659        255        12.327     5.673        25
2009  .          1*         5.659     7.482        210         5.673     7.508        10
2010  .          1*         7.482     7.680        207         7.508     7.715         9
2011  .        N/A          7.680     6.089        201         7.715     6.122         2
---------      ---         ------    ------      -----        ------    ------       ---
AllianceBernstein VPS Large Cap Growth
2002  .        166          6.244     4.250        867         N/A        N/A        N/A
2003  .         42          4.250     5.160        410        10.384    11.498        11
2004  .         46          5.160     5.502        443        11.498    12.272        21
2005  .         64          5.502     6.218        465        12.272    13.884        29
2006  .         74          6.218     6.080        317        13.884    13.589        31
2007  .         71          6.080     6.798        286        13.589    15.210        19
2008  .         27          6.798     4.026        238        15.210     9.017        11
2009  .         27          4.026     5.432        135         9.017    12.179        10
2010  .         26          5.432     5.872        122        12.179    13.177         9
2011  .         23          5.872     5.590        106        13.177    12.556         3
---------      ---         ------    ------      -----        ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2002  .          5         11.876    10.943         50         N/A        N/A        N/A
2003  .          6         10.943    15.174        125        10.659    13.131         4
2004  .          7         15.174    17.781        160        13.131    15.402        34
2005  .          5         17.781    18.660        161        15.402    16.179        62
2006  .          5         18.660    20.971        158        16.179    18.202        67
2007  .          8         20.971    20.954        139        18.202    18.205        58
2008  .         12         20.954    13.250        142        18.205    11.523        61
2009  .         10         13.250    18.602         98        11.523    16.193        53
2010  .          8         18.602    23.174         91        16.193    20.194        41
2011  .          6         23.174    20.840         79        20.194    18.178        33
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .       N/A        N/A        N/A          9.948    10.395        34         10.048    10.398
2005  .      10.392    10.360         6         10.395    10.368         5         10.398    10.377
2006  .      10.360    10.330         8         10.368    10.344         7         10.377    10.357
2007  .      10.330    11.105        23         10.344    11.125         6         10.357    11.145
2008  .      11.105    10.727        27         11.125    10.752        20         11.145    10.776
2009  .      10.727    11.608        24         10.752    11.641        21         10.776    11.674
2010  .      11.608    11.977        20         11.641    12.016        17         11.674    12.056
2011  .      11.977    13.138        10         12.016    13.188         6         12.056    13.239
---------    ------    ------       ---         ------    ------        --         ------    ------
American Funds Global Growth Fund
2004  .      10.267    11.252        12          N/A        N/A        N/A          N/A        N/A
2005  .      11.252    12.601        17         11.256    12.611         2         11.039    12.621
2006  .      12.601    14.897        16         12.611    14.916         5          N/A        N/A
2007  .      14.897    16.795        13         14.916    16.826         7         15.464    16.856
2008  .      16.795    10.158        13         16.826    10.181         4         16.856    10.204
2009  .      10.158    14.190        13         10.181    14.230         5         10.204    14.270
2010  .      14.190    15.566        10         14.230    15.618         5         14.270    15.669
2011  .      15.566    13.923         3         15.618    13.976         4         15.669    14.029
---------    ------    ------       ---         ------    ------       ---         ------    ------
American Funds Global Small Capitalization Fund
2002  .      12.495     9.929        15         11.126     8.845        10          7.056     5.613
2003  .       9.929    14.964        22          8.845    13.338        54          5.613     8.468
2004  .      14.964    17.758        30         13.338    15.836        32          8.468    10.059
2005  .      17.758    21.852        34         15.836    19.496        33         10.059    12.390
2006  .      21.852    26.611        25         19.496    23.755        31         12.390    15.104
2007  .      26.611    31.721        20         23.755    28.330        81         15.104    18.022
2008  .      31.721    14.473        10         28.330    12.932        69         18.022     8.231
2009  .      14.473    22.916         7         12.932    20.487        47          8.231    13.046
2010  .      22.916    27.539         7         20.487    24.632        44         13.046    15.693
2011  .      27.539    21.858         6         24.632    19.561        20         15.693    12.468
---------    ------    ------       ---         ------    ------       ---         ------    ------
American Funds Growth Fund
2002  .      12.307     9.127       129         10.813     8.023       133          7.214     5.355
2003  .       9.127    12.258       247          8.023    10.780       236          5.355     7.199
2004  .      12.258    13.537       247         10.780    11.911       337          7.199     7.958
2005  .      13.537    15.441       235         11.911    13.593       355          7.958     9.087
2006  .      15.441    16.706       181         13.593    14.715       312          9.087     9.841
2007  .      16.706    18.425       161         14.715    16.237       272          9.841    10.865
2008  .      18.425    10.134       120         16.237     8.935       234         10.865     5.982
2009  .      10.134    13.869        98          8.935    12.234       214          5.982     8.195
2010  .      13.869    16.158        91         12.234    14.260       217          8.195     9.557
2011  .      16.158    15.184        68         14.260    13.407       188          9.557     8.989
---------    ------    ------       ---         ------    ------       ---         ------    ------
American Funds Growth-Income Fund
2002  .      11.309     9.065       158         10.528     8.443       112         10.514     8.436
2003  .       9.065    11.785       371          8.443    10.982       174          8.436    10.978
2004  .      11.785    12.769       372         10.982    11.905       310         10.978    11.906
2005  .      12.769    13.266       405         11.905    12.375       324         11.906    12.382
2006  .      13.266    15.003       326         12.375    14.002       310         12.382    14.017
2007  .      15.003    15.470       295         14.002    14.446       290         14.017    14.469
2008  .      15.470     9.439       246         14.446     8.818       232         14.469     8.836
2009  .       9.439    12.160       206          8.818    11.366       207          8.836    11.396
2010  .      12.160    13.302       189         11.366    12.439       210         11.396    12.478
2011  .      13.302    12.819       163         12.439    11.993       192         12.478    12.037
---------    ------    ------       ---         ------    ------       ---         ------    ------
American Funds International Fund
2002  .      10.835     9.058        27         10.218     8.546        40          6.160     5.155
2003  .       9.058    11.991        53          8.546    11.319        32          5.155     6.831
2004  .      11.991    14.045       146         11.319    13.265        72          6.831     8.009
2005  .      14.045    16.753       120         13.265    15.830        80          8.009     9.563
2006  .      16.753    19.567        92         15.830    18.498        90          9.563    11.180
2007  .      19.567    23.054        84         18.498    21.806        91         11.180    13.186
2008  .      23.054    13.098        62         21.806    12.395        93         13.186     7.499
2009  .      13.098    18.396        45         12.395    17.418        81          7.499    10.543
2010  .      18.396    19.365        40         17.418    18.344        79         10.543    11.109
2011  .      19.365    16.355        30         18.344    15.501        72         11.109     9.392
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .          5         10.000    10.407         57       10.012    10.414          18
2005  .         13         10.407    10.402        212       10.414    10.419          87
2006  .         14         10.402    10.398        213       10.419    10.425          74
2007  .         15         10.398    11.206        217       10.425    11.246          84
2008  .         19         11.206    10.851        236       11.246    10.901          74
2009  .         20         10.851    11.772        300       10.901    11.839          92
2010  .         17         11.772    12.176        282       11.839    12.257          76
2011  .         12         12.176    13.390        305       12.257    13.493          83
---------       --         ------    ------        ---       ------    ------          --
American Funds Global Growth Fund
2004  .        N/A         10.000    11.269         31       10.083    11.276          37
2005  .          2         11.269    12.652        101       11.276    12.672          87
2006  .        N/A         12.652    14.994        107       12.672    15.033         106
2007  .          2         14.994    16.947        134       15.033    17.008          92
2008  .          2         16.947    10.275        136       17.008    10.323          82
2009  .          2         10.275    14.390        149       10.323    14.471          71
2010  .          2         14.390    15.825        127       14.471    15.930          51
2011  .          3         15.825    14.190        123       15.930    14.298          42
---------      ---         ------    ------        ---       ------    ------         ---
American Funds Global Small Capitalization Fund
2002  .         54          7.114     5.667        654        N/A        N/A         N/A
2003  .         23          5.667     8.562        357       11.531    14.139           8
2004  .         24          8.562    10.186        488       14.139    16.837          51
2005  .         23         10.186    12.566        624       16.837    20.791          82
2006  .         13         12.566    15.341        599       20.791    25.408          98
2007  .         12         15.341    18.333        715       25.408    30.394          91
2008  .         13         18.333     8.385        531       30.394    13.916          79
2009  .         13          8.385    13.311        426       13.916    22.112          56
2010  .         11         13.311    16.036        348       22.112    26.665          47
2011  .          8         16.036    12.760        310       26.665    21.239          41
---------      ---         ------    ------        ---       ------    ------        ----
American Funds Growth Fund
2002  .        752          7.158     5.322      4,726        N/A        N/A         N/A
2003  .        351          5.322     7.165      3,053       10.775    12.322         147
2004  .        366          7.165     7.933      4,032       12.322    13.655         485
2005  .        336          7.933     9.071      4,615       13.655    15.630         708
2006  .        302          9.071     9.839      4,359       15.630    16.971         801
2007  .        293          9.839    10.878      3,818       16.971    18.782         709
2008  .        236         10.878     5.998      3,334       18.782    10.367         571
2009  .        201          5.998     8.229      3,120       10.367    14.237         505
2010  .        158          8.229     9.612      2,765       14.237    16.646         430
2011  .        122          9.612     9.055      2,269       16.646    15.696         360
---------      ---         ------    ------      -----       ------    ------        ----
American Funds Growth-Income Fund
2002  .        727         10.526     8.459      2,824        N/A        N/A         N/A
2003  .        390          8.459    11.024      2,572       10.819    12.296         279
2004  .        393         11.024    11.975      3,427       12.296    13.370         915
2005  .        351         11.975    12.472      3,730       13.370    13.939       1,152
2006  .        301         12.472    14.140      3,591       13.939    15.819       1,191
2007  .        276         14.140    14.617      3,295       15.819    16.370         977
2008  .        178         14.617     8.940      2,714       16.370    10.022         879
2009  .        160          8.940    11.547      2,351       10.022    12.958         760
2010  .        132         11.547    12.663      2,116       12.958    14.223         636
2011  .        111         12.663    12.233      1,769       14.223    13.755         577
---------      ---         ------    ------      -----       ------    ------       -----
American Funds International Fund
2002  .        282          6.200     5.196      1,647        N/A        N/A         N/A
2003  .         98          5.196     6.896      1,142       10.931    13.203          25
2004  .        104          6.896     8.098      1,586       13.203    15.519         152
2005  .        115          8.098     9.683      1,845       15.519    18.576         186
2006  .        114          9.683    11.338      1,780       18.576    21.772         185
2007  .        107         11.338    13.392      1,711       21.772    25.742         191
2008  .         72         13.392     7.628      1,427       25.742    14.676         172
2009  .         67          7.628    10.740      1,176       14.676    20.685         127
2010  .         50         10.740    11.334      1,049       20.685    21.852         106
2011  .         36         11.334     9.596        857       21.852    18.520          94
---------      ---         ------    ------      -----       ------    ------       -----

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Blackrock Global Allocation VI
2009  .      10.542   11.555          5          N/A        N/A        N/A         10.787    11.562
2010  .      11.555   12.450          5         11.558    12.460        40         11.562    12.470
2011  .      12.450   11.777          4         12.460    11.792        33         12.470    11.808
---------    ------   ------          -         ------    ------       ---         ------    ------
Delaware VIP (Reg. TM) Diversified Income Series
2004  .      10.011   10.858          2         10.197    10.862       184         10.253    10.865
2005  .      10.858   10.597         22         10.862    10.605        11         10.865    10.614
2006  .      10.597   11.190         28         10.605    11.204        13         10.614    11.219
2007  .      11.190   11.799         36         11.204    11.820        16         11.219    11.842
2008  .      11.799   11.015         45         11.820    11.041        26         11.842    11.066
2009  .      11.015   13.696         49         11.041    13.735        29         11.066    13.773
2010  .      13.696   14.503         60         13.735    14.551        26         13.773    14.599
2011  .      14.503   15.113         48         14.551    15.171        14         14.599    15.229
---------    ------   ------         --         ------    ------       ---         ------    ------
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A        N/A
2005  .      25.710   32.081          4         23.491    29.327         2         19.280    24.082
2006  .      32.081   39.937          2         29.327    36.526         5         24.082    30.010
2007  .      39.937   54.303          3         36.526    49.690        37         30.010    40.845
2008  .      54.303   25.756          2         49.690    23.579        35         40.845    19.392
2009  .      25.756   44.922          1*        23.579    41.147        23         19.392    33.857
2010  .      44.922   52.130          1*        41.147    47.773        24         33.857    39.329
2011  .      52.130   40.939          1*        47.773    37.535         8         39.329    30.916
---------    ------   ------        ---         ------    ------       ---         ------    ------
Delaware VIP (Reg. TM) High Yield Series
2002  .      10.304   10.283         19          9.945     9.928        21          8.413     8.403
2003  .      10.283   12.982         50          9.928    12.541        30          8.403    10.619
2004  .      12.982   14.531        120         12.541    14.045        43         10.619    11.899
2005  .      14.531   14.742         93         14.045    14.256        26         11.899    12.083
2006  .      14.742   16.236         74         14.256    15.708        22         12.083    13.321
2007  .      16.236   16.345         58         15.708    15.821        19         13.321    13.424
2008  .      16.345   12.126         43         15.821    11.743        16         13.424     9.968
2009  .      12.126   17.695         39         11.743    17.145        21          9.968    14.561
2010  .      17.695   19.961         33         17.145    19.350        14         14.561    16.442
2011  .      19.961   20.051         23         19.350    19.448        11         16.442    16.534
---------    ------   ------        ---         ------    ------       ---         ------    ------
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A       N/A         N/A          N/A        N/A        N/A          N/A        N/A
2006  .       9.992   10.150          2          9.934    10.158        23          N/A        N/A
2007  .      10.150   10.386          1*        10.158    10.399        23          N/A        N/A
2008  .      10.386   10.130         20         10.399    10.147        38         10.469    10.166
2009  .      10.130   11.196         21         10.147    11.220        50         10.166    11.247
2010  .      11.196   11.462         23         11.220    11.494        44         11.247    11.526
2011  .      11.462   11.540         37         11.494    11.577        44         11.526    11.616
---------    ------   ------        ---         ------    ------       ---         ------    ------
Delaware VIP (Reg. TM) REIT Series
2002  .      10.698   10.961        101         10.380    10.641        20         11.427    11.720
2003  .      10.961   14.390        131         10.641    13.976        51         11.720    15.401
2004  .      14.390   18.518        111         13.976    17.994       110         15.401    19.839
2005  .      18.518   19.425         90         17.994    18.885        53         19.839    20.832
2006  .      19.425   25.233         69         18.885    24.544        57         20.832    27.088
2007  .      25.233   21.258         50         24.544    20.688        32         27.088    22.844
2008  .      21.258   13.505         35         20.688    13.149        24         22.844    14.526
2009  .      13.505   16.338         28         13.149    15.915        16         14.526    17.591
2010  .      16.338   20.306         25         15.915    19.791        15         17.591    21.886
2011  .      20.306   22.051         22         19.791    21.502        12         21.886    23.790
---------    ------   ------        ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Blackrock Global Allocation VI
2009  .          1*        10.307    11.573        87        10.309    11.580         16
2010  .         15         11.573    12.501       106        11.580    12.521         17
2011  .          6         12.501    11.854        94        12.521    11.886         43
---------       --         ------    ------       ---        ------    ------         --
Delaware VIP (Reg. TM) Diversified Income Series
2004  .          5         10.000    10.875       153        10.043    10.881         51
2005  .         17         10.875    10.639       388        10.881    10.656        107
2006  .         11         10.639    11.263       430        10.656    11.292        109
2007  .         12         11.263    11.906       471        11.292    11.949        134
2008  .          6         11.906    11.143       490        11.949    11.194        109
2009  .         20         11.143    13.889       532        11.194    13.967        101
2010  .         19         13.889    14.744       511        13.967    14.842         75
2011  .         14         14.744    15.403       373        14.842    15.521         56
---------       --         ------    ------       ---        ------    ------        ---
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .        N/A         14.430    19.378        21        10.103    13.576          1*
2005  .          2         19.378    24.241       135        13.576    17.000         45
2006  .          2         24.241    30.253       134        17.000    21.237         93
2007  .          2         30.253    41.238       178        21.237    28.977         75
2008  .          5         41.238    19.608       138        28.977    13.792         23
2009  .          5         19.608    34.285       107        13.792    24.140         28
2010  .          5         34.285    39.886        90        24.140    28.111         24
2011  .          5         39.886    31.401        75        28.111    22.154         21
---------      ---         ------    ------       ---        ------    ------        ---
Delaware VIP (Reg. TM) High Yield Series
2002  .        197          8.432     8.435       472         N/A        N/A         N/A
2003  .         95          8.435    10.676       453        10.265    11.078         39
2004  .         86         10.676    11.980       630        11.078    12.443        208
2005  .         88         11.980    12.184       610        12.443    12.668        223
2006  .         85         12.184    13.453       556        12.668    14.001        212
2007  .         76         13.453    13.576       504        14.001    14.144        127
2008  .         44         13.576    10.097       455        14.144    10.530        102
2009  .         37         10.097    14.771       354        10.530    15.419        102
2010  .         39         14.771    16.705       306        15.419    17.455         85
2011  .         31         16.705    16.823       246        17.455    17.596         73
---------      ---         ------    ------       ---        ------    ------        ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .        N/A          9.995     9.924         4         N/A        N/A         N/A
2006  .        N/A          9.924    10.190        29         N/A        N/A         N/A
2007  .        N/A         10.190    10.452        27         N/A        N/A         N/A
2008  .         10         10.452    10.220        47        10.205    10.256         17
2009  .         16         10.220    11.323       340        10.256    11.375         13
2010  .         14         11.323    11.622       391        11.375    11.687         17
2011  .          3         11.622    11.730       236        11.687    11.808         17
---------      ---         ------    ------       ---        ------    ------        ---
Delaware VIP (Reg. TM) REIT Series
2002  .        123         11.418    11.729       629         N/A        N/A         N/A
2003  .         57         11.729    15.436       400        10.397    12.197         27
2004  .         56         15.436    19.913       500        12.197    15.751        107
2005  .         45         19.913    20.941       474        15.751    16.581        115
2006  .         40         20.941    27.270       448        16.581    21.613        103
2007  .         34         27.270    23.032       337        21.613    18.273         85
2008  .         20         23.032    14.668       297        18.273    11.649         79
2009  .         15         14.668    17.790       219        11.649    14.142         57
2010  .         13         17.790    22.166       194        14.142    17.639         51
2011  .         12         22.166    24.131       158        17.639    19.221         50
---------      ---         ------    ------       ---        ------    ------        ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2002  .      11.790    10.911        35         10.979    10.165        55         12.989    12.033
2003  .      10.911    15.175        93         10.165    14.144        37         12.033    16.751
2004  .      15.175    18.049        26         14.144    16.831        48         16.751    19.944
2005  .      18.049    19.339        26         16.831    18.043        43         19.944    21.390
2006  .      19.339    22.000        29         18.043    20.537        44         21.390    24.358
2007  .      22.000    20.120        24         20.537    18.791        42         24.358    22.299
2008  .      20.120    13.812        19         18.791    12.906        34         22.299    15.323
2009  .      13.812    17.838        18         12.906    16.677        32         15.323    19.810
2010  .      17.838    23.101        16         16.677    21.607        28         19.810    25.679
2011  .      23.101    22.316        12         21.607    20.884        22         25.679    24.832
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2002  .      12.782    10.030        13         11.337     8.900        48          6.445     5.062
2003  .      10.030    13.272        28          8.900    11.783        46          5.062     6.706
2004  .      13.272    14.633        32         11.783    12.998        45          6.706     7.401
2005  .      14.633    15.172        20         12.998    13.483        21          7.401     7.681
2006  .      15.172    15.986        11         13.483    14.214        20          7.681     8.101
2007  .      15.986    17.334         7         14.214    15.420        19          8.101     8.793
2008  .      17.334     9.042         7         15.420     8.048        16          8.793     4.591
2009  .       9.042    13.703         4          8.048    12.202        17          4.591     6.965
2010  .      16.263    18.387         4         14.487    16.382        15          8.272     9.355
2011  .      18.387    19.476         6         16.382    17.360        13          9.355     9.919
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP (Reg. TM) US Growth Series
2002  .      11.636     8.079         3         11.638     8.083         2         11.640     8.089
2003  .       8.079     9.784        19          8.083     9.794         7          8.089     9.806
2004  .       9.784     9.896        18          9.794     9.911        23          9.806     9.928
2005  .       9.896    11.114        10          9.911    11.137         8          9.928    11.161
2006  .      11.114    11.135         9         11.137    11.163         9         11.161    11.194
2007  .      11.135    12.284         3         11.163    12.321         6         11.194    12.360
2008  .      12.284     6.890         3         12.321     6.915         3         12.360     6.940
2009  .       6.890     9.669         3          6.915     9.708         2          6.940     9.749
2010  .       9.669    10.777         2          9.708    10.826         1*         9.749    10.877
2011  .      10.777    11.373         5         10.826    11.430         1*        10.877    11.490
---------    ------    ------        --         ------    ------        --         ------    ------
Delaware VIP (Reg. TM) Value Series
2002  .      11.091     8.839        11         10.314     8.225        16         10.894     8.692
2003  .       8.839    11.115         8          8.225    10.348        30          8.692    10.942
2004  .      11.115    12.503         8         10.348    11.646        33         10.942    12.320
2005  .      12.503    12.985        10         11.646    12.101        30         12.320    12.808
2006  .      12.985    15.780        12         12.101    14.713        27         12.808    15.580
2007  .      15.780    15.027        12         14.713    14.018        21         15.580    14.851
2008  .      15.027     9.799         8         14.018     9.146         9         14.851     9.694
2009  .       9.799    11.318         8          9.146    10.568        15          9.694    11.208
2010  .      11.318    12.813         4         10.568    11.971        14         11.208    12.701
2011  .      12.813    13.743         1*        11.971    12.846        12         12.701    13.636
---------    ------    ------        --         ------    ------        --         ------    ------
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .      12.626    12.008         1*         N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
DWS VIP Equity 500 Index
2002  .      11.273     8.596        15         10.485     7.999        24          7.752     5.917
2003  .       8.596    10.814        15          7.999    10.069        37          5.917     7.452
2004  .      10.814    11.741        16         10.069    10.937        40          7.452     8.099
2005  .      11.741    12.064        14         10.937    11.244        34          8.099     8.330
2006  .      12.064    13.681        14         11.244    12.758        46          8.330     9.456
2007  .      13.681    14.142        13         12.758    13.194        45          9.456     9.784
2008  .      14.142     8.725        15         13.194     8.144        37          9.784     6.043
2009  .       8.725    10.819        12          8.144    10.104        28          6.043     7.501
2010  .      10.819    12.183        11         10.104    11.383        28          7.501     8.454
2011  .      12.183    12.179        10         11.383    11.385        19          8.454     8.460
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2002  .        143         12.938    12.004        756         N/A        N/A        N/A
2003  .         54         12.004    16.735        437        10.841    13.168        12
2004  .         50         16.735    19.955        510        13.168    15.716        58
2005  .         47         19.955    21.435        570        15.716    16.899       103
2006  .         45         21.435    24.445        536        16.899    19.292       108
2007  .         41         24.445    22.412        361        19.292    17.705        95
2008  .         32         22.412    15.424        306        17.705    12.197        82
2009  .         26         15.424    19.970        234        12.197    15.808        74
2010  .         22         19.970    25.926        223        15.808    20.542        65
2011  .         20         25.926    25.109        183        20.542    19.915        50
---------      ---         ------    ------        ---        ------    ------       ---
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2002  .        291          6.459     5.081      1,961         N/A        N/A        N/A
2003  .        108          5.081     6.740        764        10.831    12.550         6
2004  .        104          6.740     7.450        925        12.550    13.886        39
2005  .         71          7.450     7.744        641        13.886    14.447        56
2006  .         59          7.744     8.180        583        14.447    15.276        58
2007  .         55          8.180     8.892        505        15.276    16.623        54
2008  .         46          8.892     4.650        459        16.623     8.701        44
2009  .         43          4.650     7.065        381         8.701    13.233        34
2010  .         29          8.401     9.503        362        15.747    17.819        18
2011  .         25          9.503    10.091        355        17.819    18.940        24
---------      ---         ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) US Growth Series
2002  .          6         11.645     8.106         39         N/A        N/A        N/A
2003  .          7          8.106     9.841         81        10.590    11.469         3
2004  .          6          9.841     9.978        183        11.469    11.640        37
2005  .          6          9.978    11.235        146        11.640    13.119        30
2006  .          3         11.235    11.284        137        13.119    13.190        29
2007  .          1*        11.284    12.479        127        13.190    14.601        26
2008  .          1*        12.479     7.017        109        14.601     8.219        15
2009  .          1*         7.017     9.872        149         8.219    11.574         8
2010  .          2          9.872    11.031         99        11.574    12.946         7
2011  .          2         11.031    11.670         89        12.946    13.710         6
---------      ---         ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Value Series
2002  .         98         10.879     8.692        286         N/A        N/A        N/A
2003  .         45          8.692    10.959        190        10.831    12.049        21
2004  .         44         10.959    12.358        265        12.049    13.601        27
2005  .         45         12.358    12.866        317        13.601    14.175        71
2006  .         40         12.866    15.675        326        14.175    17.286        73
2007  .         32         15.675    14.964        317        17.286    16.519        61
2008  .         28         14.964     9.783        281        16.519    10.810        57
2009  .         28          9.783    11.327        253        10.810    12.529        63
2010  .         18         11.327    12.855        238        12.529    14.234        27
2011  .         16         12.855    13.823        207        14.234    15.320        22
---------      ---         ------    ------      -----        ------    ------       ---
DWS VIP Alternative Asset Allocation Plus
2009  .        N/A         11.092    11.491          5         N/A        N/A        N/A
2010  .        N/A         11.491    12.683         10         N/A        N/A        N/A
2011  .        N/A         12.683    12.093          7        12.698    12.119         1*
---------      ---         ------    ------      -----        ------    ------       ---
DWS VIP Equity 500 Index
2002  .        259          7.719     5.901        725         N/A        N/A        N/A
2003  .         65          5.901     7.442        357        10.661    12.063        30
2004  .         70          7.442     8.100        414        12.063    13.143        87
2005  .         60          8.100     8.344        423        13.143    13.552        75
2006  .         58          8.344     9.486        431        13.552    15.423        54
2007  .         55          9.486     9.830        381        15.423    15.998        48
2008  .         15          9.830     6.080        320        15.998     9.904        43
2009  .         14          6.080     7.558        287         9.904    12.325        43
2010  .         14          7.558     8.532        257        12.325    13.927        43
2011  .          8          8.532     8.551        201        13.927    13.971        25
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Small Cap Index
2002  .      12.108     9.440         7         12.111     9.445         1*        12.112     9.452
2003  .       9.440    13.569        11          9.445    13.584        45          9.452    13.600
2004  .      13.569    15.686        11         13.584    15.711        10         13.600    15.737
2005  .      15.686    16.054         9         15.711    16.089         3         15.737    16.123
2006  .      16.054    18.517         8         16.089    18.566         4         16.123    18.614
2007  .      18.517    17.832         8         18.566    17.888         2         18.614    17.944
2008  .      17.832    11.531         3         17.888    11.573         2         17.944    11.616
2009  .      11.531    14.328         3         11.573    14.387         1*        11.616    14.447
2010  .      14.328    17.778         1*        14.387    17.861         1*        14.447    17.944
2011  .       N/A        N/A        N/A         17.861    16.767         1*        17.944    16.854
---------    ------    ------       ---         ------    ------        --         ------    ------
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2002  .      10.932     9.699        10         10.935     9.708         8         10.936     9.715
2003  .       9.699    12.206        20          9.708    12.224        24          9.715    12.239
2004  .      12.206    13.799        31         12.224    13.826        37         12.239    13.849
2005  .      13.799    15.803        30         13.826    15.841        53         13.849    15.876
2006  .      15.803    17.287        37         15.841    17.337        57         15.876    17.384
2007  .      17.287    19.906        38         17.337    19.974        55         17.384    20.038
2008  .      19.906    11.199        33         19.974    11.242        36         20.038    11.284
2009  .      11.199    14.892        31         11.242    14.958        47         11.284    15.022
2010  .      14.892    17.094        28         14.958    17.178        56         15.022    17.259
2011  .      17.094    16.313        11         17.178    16.402        49         17.259    16.488
---------    ------    ------       ---         ------    ------        --         ------    ------
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2002  .      11.092     9.020        32         10.286     8.370        33         10.111     8.231
2003  .       9.020    11.514        42          8.370    10.689        52          8.231    10.517
2004  .      11.514    12.573        45         10.689    11.678        54         10.517    11.496
2005  .      12.573    13.030        33         11.678    12.108        45         11.496    11.926
2006  .      13.030    15.340        30         12.108    14.263        40         11.926    14.054
2007  .      15.340    15.251        28         14.263    14.186        35         14.054    13.986
2008  .      15.251     8.561        16         14.186     7.968        22         13.986     7.859
2009  .       8.561    10.916        13          7.968    10.164        18          7.859    10.031
2010  .      10.916    12.314        10         10.164    11.472        11         10.031    11.327
2011  .      12.314    12.168         4         11.472    11.341         8         11.327    11.204
---------    ------    ------       ---         ------    ------        --         ------    ------
Fidelity (Reg. TM) VIP Growth Portfolio
2002  .      11.765     8.050         7         10.689     7.317        34          6.744     4.619
2003  .       8.050    10.475        19          7.317     9.526        15          4.619     6.016
2004  .      10.475    10.604        16          9.526     9.648        29          6.016     6.096
2005  .      10.604    10.982        14          9.648     9.997        27          6.096     6.320
2006  .      10.982    11.489        13          9.997    10.464        22          6.320     6.619
2007  .      11.489    14.286        12         10.464    13.017        21          6.619     8.238
2008  .      14.286     7.389        11         13.017     6.736        21          8.238     4.265
2009  .       7.389     9.282        10          6.736     8.467        16          4.265     5.363
2010  .       9.282    11.286         9          8.467    10.300         5          5.363     6.528
2011  .      11.286    11.076         6         10.300    10.113         5          6.528     6.412
---------    ------    ------       ---         ------    ------        --         ------    ------
Fidelity (Reg. TM) VIP Mid Cap
2005  .       N/A        N/A        N/A         10.095    11.554         4          N/A        N/A
2006  .      12.132    12.746         9         11.554    12.756         6         12.136    12.767
2007  .      12.746    14.431         9         12.756    14.450         7         12.767    14.470
2008  .      14.431     8.556        13         14.450     8.571         9         14.470     8.587
2009  .       8.556    11.738        15          8.571    11.764         9          8.587    11.793
2010  .      11.738    14.815        14         11.764    14.856         9         11.793    14.899
2011  .      14.815    12.965         3         14.856    13.007         6         14.899    13.052
---------    ------    ------       ---         ------    ------        --         ------    ------
Fidelity (Reg. TM) VIP Overseas Portfolio
2002  .      10.895     8.507         4         10.897     8.513         1*         6.660     5.206
2003  .       8.507    11.945        11          8.513    11.960         6          5.206     7.317
2004  .      11.945    13.288        12         11.960    13.311        29          7.317     8.147
2005  .      13.288    15.494        12         13.311    15.529        17          8.147     9.510
2006  .      15.494    17.913         8         15.529    17.962        18          9.510    11.005
2007  .      17.913    20.584         3         17.962    20.650        18         11.005    12.659
2008  .      20.584    11.324         5         20.650    11.366        21         12.659     6.971
2009  .      11.324    14.031         5         11.366    14.090        18          6.971     8.646
2010  .      14.031    15.541         4         14.090    15.614         7          8.646     9.586
2011  .      15.541    12.610         2         15.614    12.676         6          9.586     7.786
---------    ------    ------       ---         ------    ------        --         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Small Cap Index
2002  .         11         12.117     9.469        29          N/A        N/A        N/A
2003  .         13          9.469    13.646        51         10.734    13.564        14
2004  .         14         13.646    15.814        75         13.564    15.735        50
2005  .         14         15.814    16.226        87         15.735    16.161        78
2006  .         14         16.226    18.762        87         16.161    18.705        33
2007  .         13         18.762    18.113        64         18.705    18.077        27
2008  .          1*        18.113    11.743        56         18.077    11.731        25
2009  .          1*        11.743    14.627        50         11.731    14.627        20
2010  .          1*        14.627    18.195        41         14.627    18.213        19
2011  .          1*        18.195    17.115        27         18.213    17.149        15
---------       --         ------    ------        --         ------    ------       ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2002  .         11         10.940     9.732        98          N/A        N/A        N/A
2003  .         64          9.732    12.278       251         10.775    12.260        46
2004  .         63         12.278    13.915       377         12.260    13.909       135
2005  .         59         13.915    15.975       590         13.909    15.985       216
2006  .         59         15.975    17.519       674         15.985    17.547       222
2007  .         51         17.519    20.224       621         17.547    20.277       225
2008  .         37         20.224    11.406       592         20.277    11.447       206
2009  .         31         11.406    15.206       588         11.447    15.276       167
2010  .         28         15.206    17.498       507         15.276    17.596       153
2011  .         20         17.498    16.741       456         17.596    16.851       129
---------       --         ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2002  .        181         10.131     8.260       467          N/A        N/A        N/A
2003  .        116          8.260    10.570       269         10.737    12.403        48
2004  .        117         10.570    11.571       342         12.403    13.591       114
2005  .        110         11.571    12.022       383         13.591    14.135       115
2006  .        108         12.022    14.188       340         14.135    16.699       104
2007  .         86         14.188    14.141       300         16.699    16.660        90
2008  .         36         14.141     7.958       271         16.660     9.385        71
2009  .         32          7.958    10.172       208          9.385    12.009        65
2010  .         22         10.172    11.504       184         12.009    13.595        59
2011  .         20         11.504    11.396       157         13.595    13.480        53
---------      ---         ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2002  .        154          6.759     4.636       714          N/A        N/A        N/A
2003  .         34          4.636     6.047       155         10.623    12.293         5
2004  .         35          6.047     6.137       181         12.293    12.488        11
2005  .         34          6.137     6.372       215         12.488    12.979        43
2006  .         35          6.372     6.683       209         12.979    13.626        41
2007  .         28          6.683     8.330       238         13.626    17.002        35
2008  .         26          8.330     4.320       197         17.002     8.825        32
2009  .         26          4.320     5.440       159          8.825    11.125        32
2010  .         17          5.440     6.631       157         11.125    13.574        34
2011  .         17          6.631     6.524       154         13.574    13.368        39
---------      ---         ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .        N/A         10.000    11.568       218         10.097    11.574        15
2006  .          1*        11.568    12.796       222         11.574    12.816        29
2007  .          2         12.796    14.524       233         12.816    14.562        60
2008  .          2         14.524     8.632       237         14.562     8.663        50
2009  .          3          8.632    11.872       205          8.663    11.927        27
2010  .          8         11.872    15.022       176         11.927    15.106        26
2011  .          6         15.022    13.179       146         15.106    13.266        22
---------      ---         ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2002  .         34          6.675     5.225       474          N/A        N/A        N/A
2003  .         23          5.225     7.355       156         11.227    14.193         8
2004  .         26          7.355     8.202       308         14.193    15.844        49
2005  .         35          8.202     9.588       286         15.844    18.539        79
2006  .         35          9.588    11.113       294         18.539    21.509        77
2007  .         34         11.113    12.801       291         21.509    24.802        59
2008  .          8         12.801     7.060       247         24.802    13.692        57
2009  .          7          7.060     8.770       225         13.692    17.025        50
2010  .          5          8.770     9.738       207         17.025    18.923        47
2011  .          6          9.738     7.921       181         18.923    15.409        40
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Income Securities
2006  .      10.398    11.208         2          N/A        N/A        N/A          N/A        N/A
2007  .      11.208    11.416        13         11.273    11.425        23         11.312    11.435
2008  .      11.416     7.883        12         11.425     7.894        52         11.435     7.904
2009  .       7.883    10.494        13          7.894    10.512        22          7.904    10.531
2010  .      10.494    11.607        16         10.512    11.634        26         10.531    11.660
2011  .      11.607    11.666         9         11.634    11.698        20         11.660    11.731
---------    ------    ------        --         ------    ------       ---         ------    ------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2002  .      12.289     8.603        26         12.291     8.611        10          6.694     4.691
2003  .       8.603    11.591        22          8.611    11.607        45          4.691     6.327
2004  .      11.591    12.684        10         11.607    12.708        25          6.327     6.930
2005  .      12.684    13.048         8         12.708    13.079        23          6.930     7.136
2006  .      13.048    13.922         9         13.079    13.962        19          7.136     7.622
2007  .      13.922    15.203         7         13.962    15.255        10          7.622     8.331
2008  .      15.203     8.582         4         15.255     8.616         6          8.331     4.708
2009  .       8.582    12.096         7          8.616    12.149         5          4.708     6.642
2010  .      12.096    15.155         9         12.149    15.229         4          6.642     8.330
2011  .      15.155    14.158         7         15.229    14.234         2          8.330     7.790
---------    ------    ------        --         ------    ------       ---         ------    ------
FTVIPT Mutual Shares Securities
2006  .      10.183    11.253         2          N/A        N/A        N/A          N/A        N/A
2007  .      11.253    11.430         8         12.346    11.440         1*        11.445    11.450
2008  .      11.430     7.057         9         11.440     7.066        32          N/A        N/A
2009  .       7.057     8.732         6          7.066     8.748         9          N/A        N/A
2010  .       8.732     9.531         9          8.748     9.554         9          8.764     9.576
2011  .       9.531     9.259         3          9.554     9.286         9          9.576     9.312
---------    ------    ------        --         ------    ------       ---         ------    ------
FTVIPT Templeton Global Bond Securities
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          9.978     9.867
2006  .      10.485    10.917         9          N/A        N/A        N/A          9.867    10.934
2007  .      10.917    11.896        14         10.808    11.912        23         10.934    11.927
2008  .      11.896    12.403        15         11.912    12.425        79         11.927    12.447
2009  .      12.403    14.451        21         12.425    14.484        76         12.447    14.517
2010  .      14.451    16.236        26         14.484    16.281        75         14.517    16.326
2011  .      16.236    15.799        20         16.281    15.851        62         16.326    15.903
---------    ------    ------       ---         ------    ------       ---         ------    ------
FTVIPT Templeton Growth Securities Fund
2002  .      11.165     8.932         3         10.388     8.316        11          9.891     7.922
2003  .       8.932    11.586        10          8.316    10.793        11          7.922    10.287
2004  .      11.586    13.197        13         10.793    12.299        17         10.287    11.728
2005  .      13.197    14.103        14         12.299    13.151        16         11.728    12.547
2006  .      14.103    16.864        13         13.151    15.733        21         12.547    15.018
2007  .      16.864    16.944         9         15.733    15.815        20         15.018    15.104
2008  .      16.944     9.593         8         15.815     8.959        12         15.104     8.560
2009  .       9.593    12.346         4          8.959    11.536        11          8.560    11.028
2010  .      12.346    13.016         3         11.536    12.168        10         11.028    11.638
2011  .      13.016    11.886         3         12.168    11.117         9         11.638    10.638
---------    ------    ------       ---         ------    ------       ---         ------    ------
Invesco V.I. Core Equity
2006  .      10.626    11.438         5         10.651    11.469        11         11.179    12.041
2007  .      11.438    12.113         2         11.469    12.152         5         12.041    12.765
2008  .      12.113     8.285         1*        12.152     8.316         5         12.765     8.740
2009  .       8.285    10.409         1*         8.316    10.453         4          8.740    10.991
2010  .      10.409    11.163         1*        10.453    11.216         4         10.991    11.800
2011  .      11.163    10.926         1*        11.216    10.984         3         11.800    11.561
---------    ------    ------       ---         ------    ------       ---         ------    ------
Invesco V.I. International Growth Fund
2002  .      10.610     8.757         6         10.611     8.765        10         11.228     9.280
2003  .       8.757    11.056         9          8.765    11.071        14          9.280    11.727
2004  .      11.056    13.426         9         11.071    13.451        18         11.727    14.255
2005  .      13.426    15.513        10         13.451    15.550        15         14.255    16.488
2006  .      15.513    19.474        13         15.550    19.531        15         16.488    20.719
2007  .      19.474    21.879        14         19.531    21.954        11         20.719    23.301
2008  .      21.879    12.769         9         21.954    12.819        10         23.301    13.613
2009  .      12.769    16.912         9         12.819    16.986        10         13.613    18.047
2010  .      16.912    18.695         6         16.986    18.787        10         18.047    19.969
2011  .      18.695    17.069         5         18.787    17.161         8         19.969    18.251
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Income Securities
2006  .        N/A         10.417    11.225         39        10.188    11.232        16
2007  .          1*        11.225    11.462        119        11.232    11.481        38
2008  .          1*        11.462     7.935        172        11.481     7.956       120
2009  .          4          7.935    10.589        138         7.956    10.627       129
2010  .         15         10.589    11.741        115        10.627    11.795       110
2011  .          6         11.741    11.830        105        11.795    11.897        97
---------      ---         ------    ------        ---        ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2002  .        103          6.709     4.708      1,223         N/A        N/A        N/A
2003  .         30          4.708     6.359        412        10.739    12.955        13
2004  .         28          6.359     6.977        426        12.955    14.227        49
2005  .         40          6.977     7.195        445        14.227    14.686        59
2006  .         41          7.195     7.696        429        14.686    15.725        64
2007  .         40          7.696     8.425        332        15.725    17.232        46
2008  .         18          8.425     4.768        257        17.232     9.761        42
2009  .         16          4.768     6.737        233         9.761    13.806        35
2010  .         12          6.737     8.461        208        13.806    17.358        25
2011  .         11          8.461     7.925        167        17.358    16.273        21
---------      ---         ------    ------      -----        ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .        N/A         10.220    11.270         30        10.726    11.277         3
2007  .          1*        11.270    11.477         96        11.277    11.495        17
2008  .        N/A         11.477     7.104         82        11.495     7.122        13
2009  .        N/A          7.104     8.812         50         7.122     8.843        19
2010  .          1*         8.812     9.643         62         8.843     9.687        22
2011  .          2          9.643     9.391         51         9.687     9.443        16
---------      ---         ------    ------      -----        ------    ------       ---
FTVIPT Templeton Global Bond Securities
2005  .          4         10.000     9.876         16        10.051     9.881         6
2006  .          9          9.876    10.960         97         9.881    10.977        18
2007  .          8         10.960    11.973        191        10.977    12.004        66
2008  .         23         11.973    12.514        216        12.004    12.559       146
2009  .         30         12.514    14.616        213        12.559    14.684       136
2010  .         30         14.616    16.463        252        14.684    16.555       122
2011  .         27         16.463    16.060        247        16.555    16.167       120
---------      ---         ------    ------      -----        ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2002  .         24          9.913     7.952        213         N/A        N/A        N/A
2003  .         17          7.952    10.340        180        10.629    12.693         8
2004  .         16         10.340    11.807        193        12.693    14.508        97
2005  .         24         11.807    12.649        269        14.508    15.559       138
2006  .         29         12.649    15.163        285        15.559    18.670       189
2007  .         26         15.163    15.273        250        18.670    18.824       112
2008  .         11         15.273     8.669        201        18.824    10.695        54
2009  .          8          8.669    11.185        146        10.695    13.813        42
2010  .          6         11.185    11.821        137        13.813    14.613        23
2011  .          5         11.821    10.822        114        14.613    13.391        21
---------      ---         ------    ------      -----        ------    ------       ---
Invesco V.I. Core Equity
2006  .          3         10.750    11.591         83        13.312    14.364         4
2007  .          3         11.591    12.306         62        14.364    15.265         4
2008  .          3         12.306     8.438         58        15.265    10.478         3
2009  .          2          8.438    10.628         48        10.478    13.210         3
2010  .          2         10.628    11.427         39        13.210    14.217         3
2011  .          2         11.427    11.212         33        14.217    13.964         3
---------      ---         ------    ------      -----        ------    ------       ---
Invesco V.I. International Growth Fund
2002  .          1*        10.615     8.785         29         N/A        N/A        N/A
2003  .          1*         8.785    11.117         63         N/A        N/A        N/A
2004  .          2         11.117    13.535         64        12.481    15.209         2
2005  .          2         13.535    15.678         50        15.209    17.635         2
2006  .          2         15.678    19.731         61        17.635    22.216         2
2007  .          1*        19.731    22.223         56        22.216    25.048         1*
2008  .          1*        22.223    13.002         49        25.048    14.670         1*
2009  .          1*        13.002    17.263         34        14.670    19.497         1*
2010  .          1*        17.263    19.132         25        19.497    21.628         1*
2011  .          1*        19.132    17.511         21        21.628    19.816         1*
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Invesco Van Kampen V.I. Capital Growth Fund
2006  .      11.477    11.283         6          N/A        N/A        N/A         12.040    11.844
2007  .      11.283    12.376         6          N/A        N/A        N/A         11.844    13.004
2008  .      12.376     6.970         5          N/A        N/A        N/A         13.004     7.331
2009  .       6.970     8.260         5          N/A        N/A        N/A          7.331     8.697
2010  .       8.260     9.342         5          N/A        N/A        N/A          8.697     9.845
2011  .       9.342     8.426         4          N/A        N/A        N/A          9.845     8.889
---------    ------    ------         -          --         ---        ---         ------    ------
Janus Aspen Balanced Portfolio
2002  .      10.655     9.761        23         10.659     9.770         1*        10.659     9.775
2003  .       9.761    10.897        43          9.770    10.913        24          9.775    10.924
2004  .      10.897    11.584        49         10.913    11.607        24         10.924    11.625
2005  .      11.584    12.243        47         11.607    12.273        22         11.625    12.298
2006  .      12.243    13.270        37         12.273    13.310         8         12.298    13.343
2007  .      13.270    14.367        31         13.310    14.417         7         13.343    14.461
2008  .      14.367    11.839        18         14.417    11.886         7         14.461    11.928
2009  .      11.839    14.595        12         11.886    14.660         8         11.928    14.719
2010  .      14.595    15.491        10         14.660    15.568         8         14.719    15.639
2011  .      15.491    15.413        10         15.568    15.497         7         15.639    15.575
---------    ------    ------        --         ------    ------       ---         ------    ------
Janus Aspen Enterprise Portfolio
2002  .      11.379     8.029       N/A         11.381     8.032         1*        11.384     8.038
2003  .       N/A        N/A        N/A          8.032    10.632         9          8.038    10.644
2004  .       N/A        N/A        N/A         10.632    12.580        15         10.644    12.601
2005  .      13.632    13.815         1*        12.580    13.842        16         12.601    13.871
2006  .      13.815    15.367         1*        13.842    15.404        16         13.871    15.444
2007  .      15.367    18.364         1*        15.404    18.418        13         15.444    18.476
2008  .      18.364    10.121         1*        18.418    10.156         4         18.476    10.193
2009  .      10.121    14.351         2         10.156    14.408         3         10.193    14.467
2010  .      14.351    17.684         1*        14.408    17.762         3         14.467    17.845
2011  .      17.684    17.073         1*        17.762    17.157         2         17.845    17.245
---------    ------    ------       ---         ------    ------       ---         ------    ------
Janus Aspen Worldwide
2002  .      11.505     8.389         3         11.507     8.395        20         11.509     8.401
2003  .       8.389    10.185         5          8.395    10.198        25          8.401    10.211
2004  .      10.185    10.451         5         10.198    10.470        22         10.211    10.488
2005  .      10.451    10.831         5         10.470    10.855        19         10.488    10.880
2006  .      10.831    12.539         4         10.855    12.574        13         10.880    12.608
2007  .      12.539    13.462         1*        12.574    13.506         9         12.608    13.550
2008  .      13.462     7.294         1*        13.506     7.321         5         13.550     7.348
2009  .       7.294     9.838         2          7.321     9.880         5          7.348     9.922
2010  .       9.838    11.157         2          9.880    11.210         2          9.922    11.263
2011  .      11.157     9.420         2         11.210     9.470         2         11.263     9.520
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Baron Growth Opportunities(4)
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2007  .       N/A        N/A        N/A         10.789    10.774         5          N/A        N/A
2008  .       N/A        N/A        N/A         10.774     6.440         5          N/A        N/A
2009  .       6.077     8.733         1*         6.440     8.749         4          7.855     8.765
2010  .       8.733    10.835         1*         8.749    10.861         4          8.765    10.886
2011  .       N/A        N/A        N/A         10.861    11.096         4         10.886    11.127
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP BlackRock Inflation Protected Bond
2010  .       N/A        N/A        N/A          N/A        N/A        N/A         10.210    10.090
2011  .      10.083    11.074         9          N/A        N/A        N/A         10.090    11.092
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Capital Growth
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Cohen & Steers Global Real Estate
2007  .       8.840     8.208         1*         9.518     8.211         2          N/A        N/A
2008  .       8.208     4.659         1*         8.211     4.663         1*         N/A        N/A
2009  .       4.659     6.288         2          4.663     6.297         2          6.066     6.305
2010  .       6.288     7.264         2          6.297     7.277         2          6.305     7.290
2011  .       7.264     6.495         2          7.277     6.510         1*         7.290     6.525
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Invesco Van Kampen V.I. Capital Growth Fund
2006  .         22         11.609    11.432        44         14.607    14.394         3
2007  .         22         11.432    12.571        39         14.394    15.844         3
2008  .         21         12.571     7.098        33         15.844     8.955         3
2009  .         20          7.098     8.432        27          8.955    10.649         1*
2010  .         10          8.432     9.560        27         10.649    12.085         1*
2011  .         10          9.560     8.645        18         12.085    10.939         1*
---------       --         ------    ------        --         ------    ------         -
Janus Aspen Balanced Portfolio
2002  .         21         10.662     9.793       271          N/A        N/A        N/A
2003  .         34          9.793    10.960       391         10.226    10.850        13
2004  .         31         10.960    11.680       423         10.850    11.575        80
2005  .         30         11.680    12.375       288         11.575    12.276        79
2006  .         23         12.375    13.447       186         12.276    13.353        82
2007  .         28         13.447    14.595       163         13.353    14.507        14
2008  .         25         14.595    12.057       133         14.507    11.996         8
2009  .         28         12.057    14.901       134         11.996    14.840        13
2010  .         16         14.901    15.855       119         14.840    15.807        12
2011  .          3         15.855    15.815       103         15.807    15.782        10
---------       --         ------    ------       ---         ------    ------       ---
Janus Aspen Enterprise Portfolio
2002  .          1*        11.387     8.052         5          N/A        N/A        N/A
2003  .          1*         8.052    10.680        30         10.869    12.405         4
2004  .          1*        10.680    12.662        72         12.405    14.723        40
2005  .          1*        12.662    13.960        70         14.723    16.248        33
2006  .          1*        13.960    15.566        62         16.248    18.136        23
2007  .          2         15.566    18.650        68         18.136    21.750        21
2008  .          8         18.650    10.304        45         21.750    12.029        25
2009  .          7         10.304    14.647        43         12.029    17.116        20
2010  .          6         14.647    18.094        29         17.116    21.165        19
2011  .          5         18.094    17.512        25         21.165    20.505        15
---------       --         ------    ------       ---         ------    ------       ---
Janus Aspen Worldwide
2002  .          3         11.513     8.417        49          N/A        N/A        N/A
2003  .          8          8.417    10.245        84         10.906    12.213         1*
2004  .          6         10.245    10.539        71         12.213    12.576         1*
2005  .          4         10.539    10.949        58         12.576    13.078         1*
2006  .          3         10.949    12.708        55         13.078    15.195         1*
2007  .          3         12.708    13.677        46         15.195    16.370         8
2008  .          2         13.677     7.429        40         16.370     8.900         1*
2009  .          2          7.429    10.046        34          8.900    12.047         1*
2010  .          2         10.046    11.420        27         12.047    13.710         1*
2011  .          1*        11.420     9.667        25         13.710    11.616         1*
---------       --         ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(4)
2006  .        N/A         10.782    10.619         3          9.383    10.626         1*
2007  .        N/A         10.619    10.808        37         10.626    10.826        28
2008  .        N/A         10.808     6.474        51         10.826     6.491        20
2009  .          1*         6.474     8.813        65          6.491     8.845        16
2010  .          1*         8.813    10.961        52          8.845    11.012        11
2011  .          1*        10.961    11.221        42         11.012    11.285        10
---------      ---         ------    ------       ---         ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .          6          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          1*        10.099    11.119        59         10.105    11.137        32
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .        N/A         11.123    10.704         1*         N/A        N/A        N/A
2008  .        N/A         10.704     6.138         2          N/A        N/A        N/A
2009  .        N/A          6.138     8.126         2          N/A        N/A        N/A
2010  .        N/A          8.126     9.490        11          N/A        N/A        N/A
2011  .        N/A          9.490     8.476         3          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Cohen & Steers Global Real Estate
2007  .        N/A          9.557     8.221        43          N/A        N/A        N/A
2008  .        N/A          8.221     4.678        68          7.535     4.686         2
2009  .          1*         4.678     6.330        58          4.686     6.346        19
2010  .          1*         6.330     7.329        59          6.346     7.356        18
2011  .          2          7.329     6.571        60          7.356     6.601        18
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---                     --         ---        ---          --         ---
LVIP Delaware Bond
2002  .      10.114    10.937       453         10.095    10.922       131         11.372    12.310
2003  .      10.937    11.519       233         10.922    11.508       161         12.310    12.978
2004  .      11.519    11.907       287         11.508    11.902       303         12.978    13.429
2005  .      11.907    11.997       260         11.902    11.999       199         13.429    13.544
2006  .      11.997    12.333       192         11.999    12.340       182         13.544    13.936
2007  .      12.333    12.766       140         12.340    12.780       173         13.936    14.440
2008  .      12.766    12.165       148         12.780    12.185       155         14.440    13.775
2009  .      12.165    14.200       130         12.185    14.229       160         13.775    16.094
2010  .      14.200    15.123       118         14.229    15.162       146         16.094    17.158
2011  .      15.123    15.980        86         15.162    16.029       138         17.158    18.148
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         10.031     9.809
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Foundation Aggressive Allocation(5)
2002  .      10.963     9.469         3         10.965     9.475       N/A         11.378     9.838
2003  .       9.469    11.192         8         10.744    11.205       N/A          9.838    11.640
2004  .      11.192    12.474        47         11.205    12.499         2         11.640    12.987
2005  .      12.474    13.079        36         12.499    13.111        31         12.987    13.630
2006  .      13.079    14.702        35         13.111    14.745         3         13.630    15.337
2007  .      14.702    15.352        34         14.745    15.405         2         15.337    16.032
2008  .      15.352    10.064        34         15.405    10.104         1*        16.032    10.519
2009  .      10.064    13.040        28          N/A        N/A        N/A         10.519    13.644
2010  .      13.040    14.399        27          N/A        N/A        N/A         13.644    15.081
2011  .      14.399    13.848        16          N/A        N/A        N/A         15.081    14.519
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Growth and Income
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A         10.910    11.409
2007  .      11.334    11.836         7          N/A        N/A        N/A          N/A        N/A
2008  .      11.836     7.437         6          N/A        N/A        N/A          N/A        N/A
2009  .       7.437     9.070         5          N/A        N/A        N/A          8.901     9.111
2010  .       9.070    10.021         5          N/A        N/A        N/A          9.111    10.076
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         10.076     9.985
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Social Awareness
2002  .      11.505     8.792         3         11.508     8.800       N/A         12.103     9.260
2003  .       8.792    11.381        21          9.482    11.398        18          N/A        N/A
2004  .      12.290    13.645        49         11.398    12.616        62         11.999    13.289
2005  .      12.592    13.848        23         12.616    13.882        43         13.289    14.629
2006  .      13.848    15.267        16         13.882    15.312        37         14.629    16.145
2007  .      15.267    15.432         4         15.312    15.485        44         16.145    16.335
2008  .      15.432     9.936         3         15.485     9.975        19         16.335    10.528
2009  .       9.936    12.680         3          9.975    12.736        11         10.528    13.449
2010  .      12.680    13.888         3         12.736    13.957         5         13.449    14.745
2011  .      13.888    13.720         3         13.957    13.795         5         14.745    14.582
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Delaware Special Opportunities
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       7.220     9.227         2          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Dimensional Non-US Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Dimensional US Equity
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Columbia Value Opportunities
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          8.598     6.067         38         N/A        N/A        N/A
2009  .        N/A          6.067     7.424          9         N/A        N/A        N/A
2010  .        N/A          7.424     9.093          9         N/A        N/A        N/A
2011  .        N/A          9.093     8.769         12         N/A        N/A        N/A
---------      ---          -----     -----       ----         --         ---        ---
LVIP Delaware Bond
2002  .        565         11.396    12.355      3,185         N/A        N/A        N/A
2003  .        289         12.355    13.044      1,635        10.117    10.036       204
2004  .        268         13.044    13.517      2,128        10.036    10.411       556
2005  .        250         13.517    13.654      2,294        10.411    10.527       698
2006  .        204         13.654    14.071      2,223        10.527    10.859       712
2007  .        193         14.071    14.601      1,860        10.859    11.280       633
2008  .        122         14.601    13.949      1,670        11.280    10.787       452
2009  .        111         13.949    16.323      1,447        10.787    12.635       381
2010  .         92         16.323    17.427      1,312        12.635    13.503       340
2011  .         77         17.427    18.461        932        13.503    14.318       298
---------      ---         ------    ------      -----        ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          1*        10.040     9.833        121         N/A        N/A        N/A
---------      ---         ------    ------      -----        ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2002  .          6         10.970     9.500         11         N/A        N/A        N/A
2003  .         10          9.500    11.257         53        10.625    11.371         6
2004  .         10         11.257    12.578         95        11.371    12.719        12
2005  .         19         12.578    13.221        101        12.719    13.382        65
2006  .         16         13.221    14.898        352        13.382    15.095       142
2007  .         14         14.898    15.596        276        15.095    15.818        54
2008  .         13         15.596    10.249        144        15.818    10.405        59
2009  .         12         10.249    13.314         76        10.405    13.530        52
2010  .         11         13.314    14.738         59        13.530    14.992        52
2011  .          9         14.738    14.210         54        14.992    14.470        23
---------      ---         ------    ------      -----        ------    ------       ---
LVIP Delaware Growth and Income
2005  .        N/A          9.923    10.367          1*       10.441    10.373         2
2006  .          2         10.367    11.435          6        10.373    11.453         1*
2007  .        N/A         11.435    11.912         17        11.453    11.943         7
2008  .        N/A         11.912     7.503         20        11.943     7.530         9
2009  .          1*         7.503     9.174          9         7.530     9.216         7
2010  .          1*         9.174    10.161         20         N/A        N/A        N/A
2011  .          1*        10.161    10.084          5         N/A        N/A        N/A
---------      ---         ------    ------      -----        ------    ------       ---
LVIP Delaware Social Awareness
2002  .        N/A         11.513     8.822         13         N/A        N/A        N/A
2003  .        N/A          8.882    11.449         77        10.901    12.290        15
2004  .          1*        11.449    12.698        206        12.290    13.645        49
2005  .          5         12.698    14.000        196        13.645    15.059        75
2006  .          5         14.000    15.473        194        15.059    16.661        74
2007  .          5         15.473    15.679        207        16.661    16.899        58
2008  .          2         15.679    10.120        169        16.899    10.919        41
2009  .          2         10.120    12.948        150        10.919    13.983        30
2010  .          2         12.948    14.217        139        13.983    15.369        29
2011  .          2         14.217    14.080        118        15.369    15.237        26
---------      ---         ------    ------      -----        ------    ------       ---
LVIP Delaware Special Opportunities
2007  .        N/A         10.067     9.142          7         N/A        N/A        N/A
2008  .        N/A          9.142     5.681         18         5.591     5.690         2
2009  .        N/A          5.681     7.268         13         N/A        N/A        N/A
2010  .        N/A          7.268     9.311         42         7.287     9.345         4
2011  .        N/A          9.311     8.656         40         9.345     8.696         2
---------      ---         ------    ------      -----        ------    ------       ---
LVIP Dimensional Non-US Equity
2011  .        N/A         10.078     8.300          3         N/A        N/A        N/A
---------      ---         ------    ------      -----        ------    ------       ---
LVIP Dimensional US Equity
2011  .        N/A         10.150     9.356          5         N/A        N/A        N/A
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional/Vanguard Total Bond
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---        ---          --         ---        ---          --         ---
LVIP Global Income
2009  .       N/A        N/A        N/A         10.765    10.661         5          N/A        N/A
2010  .       N/A        N/A        N/A         10.661    11.457         5          N/A        N/A
2011  .       N/A        N/A        N/A         11.457    11.346         4          N/A        N/A
---------     --         ---        ---         ------    ------       ---          --         ---
LVIP Growth Fund(2)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A         11.205    11.244         2         11.315    11.253
---------     --         ---        ---         ------    ------       ---         ------    ------
LVIP Growth Opportunities(3)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------     --         ---        ---         ------    ------       ---         ------    ------
LVIP Janus Capital Appreciation
2002  .      11.617     8.325       N/A         11.618     8.331       N/A         11.619     8.337
2003  .       8.818    10.847         1*         N/A        N/A        N/A          8.337    10.852
2004  .      10.847    11.211         1*        10.073    11.224         1*        10.852    11.227
2005  .      11.211    11.468         2         11.224    11.487         3         11.227    11.496
2006  .      11.468    12.347         1*        11.487    12.373         3         11.496    12.389
2007  .      12.347    14.595         1*        12.373    14.634         7         12.389    14.660
2008  .      14.595     8.479         3         14.634     8.506         8         14.660     8.525
2009  .       8.479    11.530         3          8.506    11.572         3          8.525    11.604
2010  .      11.530    12.603         3         11.572    12.656         1*        11.604    12.697
2011  .      12.603    11.668         1*        12.656    11.723         1*        12.697    11.767
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A         10.795    10.877
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP MFS International Growth
2007  .      10.297    11.132         1*        11.360    11.135         1*         N/A        N/A
2008  .      11.132     5.566         1*        11.135     5.570         3         10.850     5.575
2009  .       N/A        N/A        N/A          5.570     7.413         2          5.575     7.423
2010  .       N/A        N/A        N/A          7.413     8.215         3          7.423     8.230
2011  .       N/A        N/A        N/A          8.215     7.253         1*         N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP MFS Value
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       6.148     6.428         2          N/A        N/A        N/A          6.241     6.438
2009  .       6.428     7.614         6          N/A        N/A        N/A          6.438     7.634
2010  .       7.614     8.320         5          7.624     8.335         1*         7.634     8.351
2011  .       8.320     8.139         2          8.335     8.157         1*         8.351     8.177
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Mid-Cap Value
2007  .       9.591     8.625         4         10.274     8.627         1*         N/A        N/A
2008  .       8.625     5.008         4          8.627     5.012         4          N/A        N/A
2009  .       N/A        N/A        N/A          5.012     6.994         1*         N/A        N/A
2010  .       N/A        N/A        N/A          6.994     8.490         1*         N/A        N/A
2011  .       N/A        N/A        N/A          8.490     7.542         1*         N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Mondrian International Value
2002  .      11.019     9.650         1*        11.022     9.657       N/A         11.025     9.665
2003  .       9.650    13.415        27          9.260    13.437         7          9.665    13.451
2004  .      13.415    15.927        26         13.437    15.961        37         13.451    15.985
2005  .      15.927    17.596        29         15.961    17.642        27         15.985    17.678
2006  .      17.596    22.457        27         17.642    22.527        25         17.678    22.583
2007  .      22.457    24.578        20         22.527    24.667        24         22.583    24.741
2008  .      24.578    15.283        15         24.667    15.346        16         24.741    15.400
2009  .      15.283    18.189        15         15.346    18.273        15         15.400    18.346
2010  .      18.189    18.295        14         18.273    18.389         9         18.346    18.472
2011  .      18.295    17.203         2         18.389    17.300         7         18.472    17.386
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional/Vanguard Total Bond
2011  .        N/A         10.041    10.344        26          N/A        N/A        N/A
---------      ---         ------    ------        --          --         ---        ---
LVIP Global Income
2009  .        N/A         10.109    10.673        43         10.413    10.682         2
2010  .        N/A         10.673    11.492        51         10.682    11.514         1*
2011  .        N/A         11.492    11.404        40         11.514    11.436         1*
---------      ---         ------    ------        --         ------    ------       ---
LVIP Growth Fund(2)
2005  .        N/A         10.326    10.822         2         10.273    10.827         1*
2006  .          1*        10.822    11.280         4         10.827    11.297         1*
---------      ---         ------    ------        --         ------    ------       ---
LVIP Growth Opportunities(3)
2005  .        N/A         10.271    11.443         1*        10.857    11.449         1*
2006  .        N/A         11.443    12.375         5         11.449    12.395         9
---------      ---         ------    ------        --         ------    ------       ---
LVIP Janus Capital Appreciation
2002  .          1*        11.624     8.353         3          N/A        N/A        N/A
2003  .          2          8.353    10.889         4          N/A        N/A        N/A
2004  .          2         10.889    11.282         4         12.206    12.672        48
2005  .          3         11.282    11.569        15         12.672    13.008        58
2006  .          3         11.569    12.487        14         13.008    14.053        58
2007  .          4         12.487    14.798        45         14.053    16.671        12
2008  .          1*        14.798     8.618        45         16.671     9.718        13
2009  .          1*         8.618    11.749        55          9.718    13.262         9
2010  .          1*        11.749    12.874        54         13.262    14.547         8
2011  .          1*        12.874    11.949        47         14.547    13.516         8
---------      ---         ------    ------        --         ------    ------       ---
LVIP JPMorgan High Yield
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .          1*        10.805    10.903        10         10.812    10.921         1*
---------      ---         ------    ------       ---         ------    ------       ---
LVIP MFS International Growth
2007  .        N/A         10.226    11.149         7          9.904    11.156         5
2008  .          1*        11.149     5.588        22         11.156     5.597         4
2009  .          1*         5.588     7.452        16          5.597     7.472         2
2010  .          1*         7.452     8.275        20          7.472     8.305         2
2011  .        N/A          8.275     7.321        19          8.305     7.354         2
---------      ---         ------    ------       ---         ------    ------       ---
LVIP MFS Value
2007  .        N/A          9.962     9.710        80         10.002     9.716        11
2008  .         15          9.710     6.454        86          9.716     6.464         5
2009  .         20          6.454     7.664       162          6.464     7.684         6
2010  .         19          7.664     8.396       159          7.684     8.426        38
2011  .         14          8.396     8.233       136          8.426     8.271        41
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Mid-Cap Value
2007  .        N/A          9.947     8.638        18         10.193     8.643         4
2008  .        N/A          8.638     5.028        17          8.643     5.036         1*
2009  .        N/A          5.028     7.031        17          5.036     7.049         1*
2010  .        N/A          7.031     8.551        15          7.049     8.582         1*
2011  .        N/A          8.551     7.612        26          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP Mondrian International Value
2002  .          9         11.027     9.678        32          N/A        N/A        N/A
2003  .         15          9.678    13.488       117         11.197    13.160        12
2004  .         20         13.488    16.053       276         13.160    15.679        59
2005  .         24         16.053    17.780       322         15.679    17.383        97
2006  .         20         17.780    22.748       340         17.383    22.263        94
2007  .         17         22.748    24.959       270         22.263    24.451        83
2008  .         14         24.959    15.559       215         24.451    15.257        64
2009  .          9         15.559    18.564       174         15.257    18.222        49
2010  .          4         18.564    18.719       157         18.222    18.393        46
2011  .          3         18.719    17.645       124         18.393    17.355        40
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Money Market Fund
2002  .      10.018     9.973        52         10.021     9.981        56         10.433    10.396
2003  .       9.973     9.856        26          9.981     9.870       172         10.396    10.285
2004  .       9.856     9.761        78          9.870     9.779       171         10.285    10.196
2005  .       9.761     9.849        46          9.779     9.873       896         10.196    10.298
2006  .       9.849    10.121        49          9.873    10.150       762         10.298    10.593
2007  .      10.121    10.429        36         10.150    10.464       194         10.593    10.927
2008  .      10.429    10.478       155         10.464    10.519       212         10.927    10.989
2009  .      10.478    10.317       109         10.519    10.362       189         10.989    10.831
2010  .      10.317    10.133        60         10.362    10.182       100         10.831    10.648
2011  .      10.133     9.950        51         10.182    10.004       108         10.648    10.466
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile 2020
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       9.839     7.351         1*         N/A        N/A        N/A          N/A        N/A
2009  .       7.351     9.046         2          N/A        N/A        N/A          N/A        N/A
2010  .       9.046     9.924         2          N/A        N/A        N/A          N/A        N/A
2011  .       9.924     9.737         2          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile 2030
2007  .      10.177    10.374         3          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          7.418     7.043
2009  .       8.616     8.811         1*         N/A        N/A        N/A          N/A        N/A
2010  .       8.811     9.709         1*         N/A        N/A        N/A          N/A        N/A
2011  .       9.709     9.454         2          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       8.223     8.255         1*         N/A        N/A        N/A          N/A        N/A
2010  .       8.255     9.188         1*         N/A        N/A        N/A          N/A        N/A
2011  .       9.188     8.865         1*         N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile Conservative
2005  .       N/A        N/A        N/A         10.153    10.243        38         10.074    10.246
2006  .       N/A        N/A        N/A         10.243    10.972        88          N/A        N/A
2007  .       N/A        N/A        N/A         10.972    11.585        90         11.383    11.600
2008  .       N/A        N/A        N/A         11.585     9.257        48         11.600     9.273
2009  .       9.081    11.297         6          9.257    11.323        47          9.273    11.349
2010  .      11.297    12.225        11         11.323    12.259        46         11.349    12.293
2011  .      12.225    12.412         9         12.259    12.453        46         12.293    12.494
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile Growth
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          9.993    10.640
2006  .      10.823    11.885         4         11.157    11.895        23         10.640    11.904
2007  .      11.885    12.781        29         11.895    12.797        23         11.904    12.814
2008  .      12.781     8.333        27         12.797     8.348        23         12.814     8.363
2009  .       8.333    10.529        21          8.348    10.553        23          8.363    10.577
2010  .      10.529    11.620        21         10.553    11.653        23         10.577    11.685
2011  .      11.620    11.379        20          N/A        N/A        N/A         11.685    11.454
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Protected Profile Moderate
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .      10.791    11.474         3          N/A        N/A        N/A         10.665    11.492
2007  .      11.474    12.277         3          N/A        N/A        N/A         11.492    12.308
2008  .       N/A        N/A        N/A         11.362     8.837        38         12.308     8.852
2009  .       N/A        N/A        N/A          8.837    11.085        38          8.852    11.111
2010  .       N/A        N/A        N/A         11.085    12.159        36         11.111    12.193
2011  .       N/A        N/A        N/A         12.159    12.052        34         12.193    12.091
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Money Market Fund
2002  .       1,017        10.455    10.434      4,473         N/A        N/A        N/A
2003  .          83        10.434    10.338        793         9.995     9.943        48
2004  .          71        10.338    10.263        725         9.943     9.881       187
2005  .          58        10.263    10.382        889         9.881    10.006       287
2006  .          81        10.382    10.696        807        10.006    10.318       278
2007  .          61        10.696    11.049        911        10.318    10.669       941
2008  .         104        11.049    11.128      1,367        10.669    10.757       713
2009  .          92        11.128    10.985        948        10.757    10.629       282
2010  .          49        10.985    10.815        593        10.629    10.476       258
2011  .          38        10.815    10.647        466        10.476    10.323       345
---------     -----        ------    ------      -----        ------    ------       ---
LVIP Protected Profile 2010
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          8.659     9.546         1*
2010  .        N/A          N/A        N/A        N/A          9.546    10.456         1*
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------     -----        ------    ------      -----        ------    ------       ---
LVIP Protected Profile 2020
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          9.673     7.381         10         N/A        N/A        N/A
2009  .        N/A          7.381     9.105         17         6.734     9.129         6
2010  .        N/A          9.105    10.013         10         9.129    10.050        28
2011  .        N/A         10.013     9.849         10        10.050     9.895        28
---------     -----        ------    ------      -----        ------    ------       ---
LVIP Protected Profile 2030
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .           5         N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          6.743     8.869          1*        N/A        N/A        N/A
2010  .        N/A          8.869     9.798          1*        N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------     -----        ------    ------      -----        ------    ------       ---
LVIP Protected Profile 2040
2007  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2008  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2009  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------     -----        ------    ------      -----        ------    ------       ---
LVIP Protected Profile Conservative
2005  .           2        10.012    10.254         25        10.023    10.260        37
2006  .        N/A         10.254    11.007         34        10.260    11.024        38
2007  .           8        11.007    11.645         98        11.024    11.675        55
2008  .           2        11.645     9.323         66        11.675     9.356        61
2009  .           9         9.323    11.427         53         9.356    11.479        49
2010  .          29        11.427    12.396         47        11.479    12.465        47
2011  .          27        12.396    12.617         35        12.465    12.701        42
---------     -----        ------    ------      -----        ------    ------       ---
LVIP Protected Profile Growth
2005  .           5        10.000    10.649        122        10.000    10.655        51
2006  .           5        10.649    11.932        266        10.655    11.951        90
2007  .           5        11.932    12.863        186        11.951    12.896        86
2008  .           5        12.863     8.408        335        12.896     8.438        74
2009  .           6         8.408    10.650        309         8.438    10.699        46
2010  .           5        10.650    11.783        294        10.699    11.849        41
2011  .           6        11.783    11.568        271        11.849    11.644        39
---------     -----        ------    ------      -----        ------    ------       ---
LVIP Protected Profile Moderate
2005  .        N/A          9.990    10.472        415        10.083    10.478        94
2006  .          76        10.472    11.519        611        10.478    11.537       116
2007  .          75        11.519    12.356        604        11.537    12.388       125
2008  .          89        12.356     8.900        760        12.388     8.932       244
2009  .          87         8.900    11.187        627         8.932    11.238       116
2010  .          35        11.187    12.296        541        11.238    12.364       101
2011  .          34        12.296    12.211        361        12.364    12.291       109
---------     -----        ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Bond Index
2008  .      10.150    10.446        13          9.962    10.448         3          N/A        N/A
2009  .      10.446    10.691        19         10.448    10.699        16         10.275    10.707
2010  .      10.691    11.094        15         10.699    11.108        29         10.707    11.122
2011  .      11.094    11.668        14         11.108    11.688        30         11.122    11.709
---------    ------    ------        --         ------    ------        --         ------    ------
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Developed International 150
2008  .       9.103     6.252         3          N/A        N/A        N/A          N/A        N/A
2009  .       6.252     8.858         2          4.742     8.865         2          4.945     8.871
2010  .       8.858     9.304         2          8.865     9.316         6          8.871     9.327
2011  .       9.304     8.005         2          9.316     8.019         6          9.327     8.033
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Emerging Markets 100
2008  .       9.080     6.044         2          N/A        N/A        N/A          N/A        N/A
2009  .       6.044    11.242         3          5.168    11.250         2          5.374    11.259
2010  .      11.242    14.065         3         11.250    14.082         3         11.259    14.100
2011  .      14.065    11.714         2         14.082    11.735         5         14.100    11.755
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Global Tactical Allocation(7)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .      11.160    12.404         4          N/A        N/A        N/A          N/A        N/A
2007  .      12.404    13.485         3          N/A        N/A        N/A         13.733    13.520
2008  .      13.485     7.861         3          N/A        N/A        N/A         13.520     7.889
2009  .       7.861    10.068         2          N/A        N/A        N/A          N/A        N/A
2010  .      10.068    10.721         1*         N/A        N/A        N/A          N/A        N/A
2011  .      10.721    10.521         1*         N/A        N/A        N/A         10.781    10.590
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA International Index
2008  .       9.042     6.388         3          N/A        N/A        N/A          N/A        N/A
2009  .       6.388     7.998         2          4.886     8.004         3          5.096     8.010
2010  .       7.998     8.384         3          8.004     8.394         6          8.010     8.405
2011  .       8.384     7.194         2          8.394     7.206         7          8.405     7.219
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Large Cap 100
2008  .       9.970     6.964         5          N/A        N/A        N/A          N/A        N/A
2009  .       6.964     9.226         5          5.193     9.233         6          5.468     9.240
2010  .       9.226    10.768         5          9.233    10.782        11          9.240    10.795
2011  .      10.768    10.789         4         10.782    10.808        10         10.795    10.827
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .      10.641    10.396         8          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP SSgA S&P 500 Index(1)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2007  .       N/A        N/A        N/A         11.410    11.277         1*         N/A        N/A
2008  .      10.103     6.927        11         11.277     6.939         1*         N/A        N/A
2009  .       6.927     8.553         9          6.939     8.573         6          5.818     8.592
2010  .       8.553     9.609         9          8.573     9.636        13          8.592     9.663
2011  .       9.609     9.584         6          9.636     9.615        12          9.663     9.647
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Bond Index
2008  .        N/A         10.066    10.459        75          9.813    10.465         6
2009  .          8         10.459    10.732       158         10.465    10.748        54
2010  .          8         10.732    11.164       172         10.748    11.192        92
2011  .          6         11.164    11.771       135         11.192    11.812        48
---------      ---         ------    ------       ---         ------    ------        --
LVIP SSgA Conservative Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.441    10.526         7         10.445    10.541         4
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.394    10.489        13          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Developed International 150
2008  .        N/A          9.336     6.260         8          5.937     6.263         1*
2009  .          1*         6.260     8.892        21          6.263     8.905         1*
2010  .          1*         8.892     9.363        33          8.905     9.387         5
2011  .          1*         9.363     8.076        27          9.387     8.104         6
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Emerging Markets 100
2008  .        N/A         10.012     6.052         6          5.893     6.055         1*
2009  .          1*         6.052    11.285        60          6.055    11.302         3
2010  .          1*        11.285    14.154        67         11.302    14.189         7
2011  .          1*        14.154    11.818        33         14.189    11.860         6
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Global Tactical Allocation(7)
2005  .        N/A         10.254    10.885       141         10.664    10.891        58
2006  .        N/A         10.885    12.453       320         10.891    12.473        57
2007  .          1*        12.453    13.572       262         12.473    13.607        67
2008  .        320         13.572     7.932       174         13.607     7.960        79
2009  .        N/A          7.932    10.184       102          7.960    10.231        70
2010  .        N/A         10.184    10.872        99         10.231    10.933        68
2011  .          1*        10.872    10.695        65         10.933    10.766        68
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA International Index
2008  .        N/A          9.545     6.397         9          6.033     6.400         1*
2009  .          1*         6.397     8.028        73          6.400     8.040        27
2010  .          1*         8.028     8.436        84          8.040     8.458        33
2011  .          2          8.436     7.257        96          8.458     7.283         7
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Large Cap 100
2008  .        N/A          9.632     6.973        49          6.728     6.976         1*
2009  .          3          6.973     9.261        63          6.976     9.275         2
2010  .          2          9.261    10.836        84          9.275    10.863        10
2011  .          2         10.836    10.884       109         10.863    10.923        16
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.555    10.392         9          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A         10.790    10.323        12         10.795    10.338        14
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2005  .        N/A         10.109    10.248         1*         N/A        N/A        N/A
2006  .        N/A         10.248    11.463         1*        10.709    11.481         1*
2007  .        N/A         11.453    11.335        17         11.475    11.364         1*
2008  .        N/A         11.335     6.989        37         11.364     7.014         2
2009  .          3          6.989     8.651        59          7.014     8.691        43
2010  .          3          8.651     9.744        66          8.691     9.798        50
2011  .          3          9.744     9.742        62          9.798     9.807        10
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Small Cap Index
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       8.726     5.905         2          6.371     5.910         1*         N/A        N/A
2009  .       5.905     7.287         2          5.910     7.297         2          4.568     7.306
2010  .       7.287     9.004         2          7.297     9.021         3          7.306     9.037
2011  .       9.004     8.415         2          9.021     8.434         3          9.037     8.454
---------     -----     -----       ---          -----     -----       ---          -----     -----
LVIP SSgA Small/Mid Cap 200
2008  .      10.610     7.214         1*         N/A        N/A        N/A          N/A        N/A
2009  .       7.214    10.714         2          4.981    10.722         2          5.293    10.730
2010  .      10.714    13.403         1*        10.722    13.420         3         10.730    13.436
2011  .      13.403    12.834         1*        13.420    12.857         2         13.436    12.879
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP T. Rowe Price Growth Stock
2007  .      10.190     9.908         1*         N/A        N/A        N/A          N/A        N/A
2008  .       9.908     5.642         1*         N/A        N/A        N/A          N/A        N/A
2009  .       5.642     7.906         1*         N/A        N/A        N/A          N/A        N/A
2010  .       7.906     9.037         1*         N/A        N/A        N/A          N/A        N/A
2011  .       9.037     8.703         1*         N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP T. Rowe Price Structured Mid-Cap Growth
2002  .      12.407     8.491       N/A         12.409     8.497       N/A         12.410     8.497
2003  .       N/A        N/A        N/A          N/A        N/A        N/A          8.497    11.076
2004  .       N/A        N/A        N/A         11.064    12.356         1*        11.076    12.371
2005  .       N/A        N/A        N/A         12.356    13.326         1*        12.371    13.349
2006  .       N/A        N/A        N/A         13.326    14.302         2         13.349    14.334
2007  .      14.555    15.905         2         14.302    15.955         3         14.334    15.999
2008  .      15.905     8.934         1*        15.955     8.967         1*        15.999     8.996
2009  .       8.934    12.835         1*         8.967    12.888         1*         8.996    12.936
2010  .      12.835    16.175         1*        12.888    16.250         2         12.936    16.319
2011  .      16.175    15.264         1*        16.250    15.343         2         16.319    15.415
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Templeton Growth
2007  .      10.138     9.780         4          N/A        N/A        N/A          N/A        N/A
2008  .       9.780     5.962         4          5.728     5.967         1*         N/A        N/A
2009  .       N/A        N/A        N/A          5.967     7.490         1*         N/A        N/A
2010  .       N/A        N/A        N/A          7.490     7.820         1*         N/A        N/A
2011  .       N/A        N/A        N/A          7.820     7.424         1*         N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Turner Mid-Cap Growth
2007  .       N/A        N/A        N/A         10.627    10.826         2          N/A        N/A
2008  .       N/A        N/A        N/A         10.826     5.376         2          N/A        N/A
2009  .       N/A        N/A        N/A          5.376     7.818         2          N/A        N/A
2010  .       N/A        N/A        N/A          7.818     9.747         2          N/A        N/A
2011  .       9.828     8.892         1*         9.747     8.823         2          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------
LVIP Wells Fargo Intrinsic Value Fund
2005  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2006  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2007  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2008  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2009  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2010  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A          N/A        N/A
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Small Cap Index
2007  .        N/A         10.179     9.147         3          N/A        N/A        N/A
2008  .        N/A          9.147     5.929        49          6.113     5.939         1*
2009  .          1*         5.929     7.335        18          5.939     7.354        14
2010  .          1*         7.335     9.086        21          7.354     9.119        14
2011  .          1*         9.086     8.512        24          9.119     8.552         3
---------      ---         ------     -----        --          -----     -----       ---
LVIP SSgA Small/Mid Cap 200
2008  .        N/A         10.092     7.224        26          6.890     7.227         1*
2009  .          1*         7.224    10.755        19          7.227    10.772         2
2010  .          1*        10.755    13.488        32         10.772    13.522         3
2011  .          1*        13.488    12.948        30         13.522    12.994         2
---------      ---         ------    ------        --         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .        N/A         10.114     9.924        23         10.194     9.930         9
2008  .        N/A          9.924     5.665        16          9.930     5.674         1*
2009  .        N/A          5.665     7.958        54          5.674     7.978         3
2010  .        N/A          7.958     9.119        29          7.978     9.152         1*
2011  .        N/A          9.119     8.804        10          9.152     8.845         1*
---------      ---         ------    ------        --         ------    ------       ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2002  .          5         12.416     8.515         4          N/A        N/A        N/A
2003  .          6          8.515    11.115        21          N/A        N/A        N/A
2004  .          7         11.115    12.434        18         12.016    13.827         1*
2005  .          3         12.434    13.437        32         13.827    14.957         1*
2006  .          3         13.437    14.450        33         14.957    16.101         2
2007  .          3         14.450    16.153        37         16.101    18.017         2
2008  .          3         16.153     9.096        33         18.017    10.156         1*
2009  .          3          9.096    13.100        29         10.156    14.641         1*
2010  .          2         13.100    16.550        16          N/A        N/A        N/A
2011  .          2         16.550    15.657        15          N/A        N/A        N/A
---------      ---         ------    ------        --         ------    ------       ---
LVIP Templeton Growth
2007  .        N/A          9.397     9.795        13          9.595     9.801        16
2008  .        N/A          9.795     5.986        10          9.801     5.996         2
2009  .        N/A          5.986     7.529        12          5.996     7.549         5
2010  .        N/A          7.529     7.877        10          7.549     7.905         2
2011  .        N/A          7.877     7.493        10          7.905     7.528         2
---------      ---         ------    ------        --         ------    ------       ---
LVIP Turner Mid-Cap Growth
2007  .        N/A         10.029    10.839        12         11.133    10.846         1*
2008  .        N/A         10.839     5.394        12         10.846     5.403         4
2009  .        N/A          5.394     7.859        17          5.403     7.879         1*
2010  .        N/A          7.859     9.818        14          7.879     9.853         1*
2011  .        N/A          9.818     8.905        18          9.853     8.946         1*
---------      ---         ------    ------        --         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .        N/A          9.206     9.350         5          N/A        N/A        N/A
---------      ---         ------    ------        --         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .        N/A          8.823     8.342         7          N/A        N/A        N/A
---------      ---         ------    ------        --         ------    ------       ---
LVIP Wells Fargo Intrinsic Value Fund
2005  .        N/A          N/A        N/A        N/A         10.114    10.481         3
2006  .        N/A          N/A        N/A        N/A         10.481    11.460         3
2007  .        N/A          N/A        N/A        N/A         11.460    11.751         3
2008  .        N/A          N/A        N/A        N/A         11.751     7.122         3
2009  .        N/A          N/A        N/A        N/A          7.122     8.629         1*
2010  .        N/A          N/A        N/A        N/A          8.629    10.000         1*
2011  .        N/A          N/A        N/A        N/A          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Core Equity
2002  .      11.886     8.186         1*        11.887     8.191         1*        11.889     8.201
2003  .       8.186    10.215         3          8.191    10.226         5          8.201    10.244
2004  .      10.215    11.239         7         10.226    11.257         2         10.244    11.283
2005  .      11.239    11.195         7         11.257    11.218         2         11.283    11.250
2006  .      11.195    12.474         6         11.218    12.506         2         11.250    12.547
2007  .      12.474    13.576         6         12.506    13.619         1*        12.547    13.670
2008  .      13.576     8.087         1*        13.619     8.116         1*        13.670     8.151
2009  .       8.087    10.497         1*         8.116    10.539         1*         8.151    10.591
2010  .      10.497    12.043         1*        10.539    12.097         1*        10.591    12.162
2011  .      12.043    11.671         1*        12.097    11.729         1*        12.162    11.799
---------    ------    ------         -         ------    ------         -         ------    ------
MFS VIT Growth Series
2002  .      12.126     7.874         1*        12.128     7.878         7          5.327     3.462
2003  .       7.874    10.043         5          7.878    10.054        36          3.462     4.420
2004  .      10.043    11.113         5         10.054    11.131        13          4.420     4.896
2005  .      11.113    11.883         4         11.131    11.908        23          4.896     5.241
2006  .      11.883    12.553         4         11.908    12.586        23          5.241     5.542
2007  .      12.553    14.895         2         12.586    14.941        21          5.542     6.582
2008  .      14.895     9.132         2         14.941     9.165         1*         6.582     4.039
2009  .       9.132    12.310         1*         9.165    12.361         1*         4.039     5.451
2010  .      12.310    13.900         1*        12.361    13.965         1*         5.451     6.161
2011  .      13.900    13.570         1*        13.965    13.639         1*         6.161     6.021
---------    ------    ------         -         ------    ------        --         ------    ------
MFS VIT Total Return Series
2002  .      10.632     9.878        68         10.278     9.554        61         10.934    10.169
2003  .       9.878    11.249        60          9.554    10.885        61         10.169    11.592
2004  .      11.249    12.261        87         10.885    11.870        90         11.592    12.647
2005  .      12.261    12.349        89         11.870    11.961        96         12.647    12.751
2006  .      12.349    13.532        69         11.961    13.114        85         12.751    13.986
2007  .      13.532    13.806        56         13.114    13.387        82         13.986    14.284
2008  .      13.806    10.528        51         13.387    10.213        73         14.284    10.903
2009  .      10.528    12.167        41         10.213    11.809        58         10.903    12.613
2010  .      12.167    13.094        35         11.809    12.715        43         12.613    13.588
2011  .      13.094    13.058        33         12.715    12.686        41         13.588    13.564
---------    ------    ------        --         ------    ------        --         ------    ------
MFS VIT Utilities Series
2002  .       9.843     7.450        10          9.356     7.085        21          7.345     5.565
2003  .       7.450     9.915       147          7.085     9.434        61          5.565     7.414
2004  .       9.915    12.639        55          9.434    12.032       120          7.414     9.460
2005  .      12.639    14.463        54         12.032    13.775        43          9.460    10.836
2006  .      14.463    18.594        51         13.775    17.718        46         10.836    13.945
2007  .      18.594    23.283        36         17.718    22.198       125         13.945    17.479
2008  .      23.283    14.214        24         22.198    13.559       103         17.479    10.682
2009  .      14.214    18.540        21         13.559    17.694        61         10.682    13.947
2010  .      18.540    20.660        19         17.694    19.726        50         13.947    15.556
2011  .      20.660    21.600        19         19.726    20.635        20         15.556    16.281
---------    ------    ------       ---         ------    ------       ---         ------    ------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2002  .      11.997     8.322        12         11.999     8.326        11         12.001     8.331
2003  .       8.322    10.463        19          8.326    10.473        29          8.331    10.485
2004  .      10.463    11.946        21         10.473    11.963        39         10.485    11.983
2005  .      11.946    13.338        17         11.963    13.365        34         11.983    13.394
2006  .      13.338    15.018        19         13.365    15.055        30         13.394    15.095
2007  .      15.018    18.064        16         15.055    18.118        92         15.095    18.175
2008  .      18.064    10.042        14         18.118    10.077        81         18.175    10.114
2009  .      10.042    12.973        11         10.077    13.024        47         10.114    13.079
2010  .      12.973    16.441        13         13.024    16.514        40         13.079    16.592
2011  .      16.441    16.216         9         16.514    16.296        13         16.592    16.381
---------    ------    ------       ---         ------    ------       ---         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Core Equity
2002  .          1*        11.894     8.213         26         N/A        N/A        N/A
2003  .          1*         8.213    10.274         30        11.185    11.915         6
2004  .          1*        10.274    11.333         41        11.915    13.156         5
2005  .          1*        11.333    11.316         40        13.156    13.150         5
2006  .          1*        11.316    12.640         37        13.150    14.704         5
2007  .          1*        12.640    13.792         38        14.704    16.060         4
2008  .          1*        13.792     8.236         22        16.060     9.600         4
2009  .          1*         8.236    10.718         22         9.600    12.505         3
2010  .          1*        10.718    12.327         21        12.505    14.396         3
2011  .          1*        12.327    11.976         19        14.396    14.001         3
---------        -         ------    ------         --        ------    ------       ---
MFS VIT Growth Series
2002  .         83          5.338     3.475        465         N/A        N/A        N/A
2003  .         22          3.475     4.443         95        10.855    11.863         5
2004  .         20          4.443     4.929         79        11.863    13.173        15
2005  .         14          4.929     5.284         63        13.173    14.135        21
2006  .         14          5.284     5.596         66        14.135    14.984        20
2007  .         10          5.596     6.656         69        14.984    17.843        16
2008  .         12          6.656     4.091         57        17.843    10.977        16
2009  .         15          4.091     5.529         51        10.977    14.850        10
2010  .         17          5.529     6.259         39        14.850    16.827         7
2011  .         14          6.259     6.125         35        16.827    16.484         7
---------       --         ------    ------        ---        ------    ------       ---
MFS VIT Total Return Series
2002  .        319         10.956    10.205      1,399         N/A        N/A        N/A
2003  .        138         10.205    11.651        716        10.411    11.101        86
2004  .        138         11.651    12.731        883        11.101    12.142       234
2005  .        130         12.731    12.854        969        12.142    12.272       204
2006  .        117         12.854    14.120      1,015        12.272    13.494       202
2007  .        112         14.120    14.443        800        13.494    13.816       185
2008  .         85         14.443    11.041        680        13.816    10.573       135
2009  .         75         11.041    12.792        555        10.573    12.261       127
2010  .         50         12.792    13.801        516        12.261    13.242       126
2011  .         36         13.801    13.797        444        13.242    13.252       116
---------      ---         ------    ------      -----        ------    ------       ---
MFS VIT Utilities Series
2002  .        130          7.362     5.586        850         N/A        N/A        N/A
2003  .         53          5.586     7.453        264        10.748    11.939        17
2004  .         46          7.453     9.523        293        11.939    15.271        48
2005  .         34          9.523    10.925        418        15.271    17.537        53
2006  .         28         10.925    14.081        509        17.537    22.625        45
2007  .         27         14.081    17.676        466        22.625    28.430        55
2008  .         22         17.676    10.818        343        28.430    17.417        70
2009  .         20         10.818    14.146        246        17.417    22.798        64
2010  .         20         14.146    15.803        205        22.798    25.493        54
2011  .         18         15.803    16.563        188        25.493    26.747        45
---------      ---         ------    ------      -----        ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2002  .        225         12.006     8.348         65         N/A        N/A        N/A
2003  .        251          8.348    10.522        160        10.726    12.151        10
2004  .        249         10.522    12.043        214        12.151    13.922       139
2005  .        253         12.043    13.481        214        13.922    15.599       165
2006  .        249         13.481    15.216        213        15.599    17.625       167
2007  .        253         15.216    18.348        226        17.625    21.274        57
2008  .        229         18.348    10.225        174        21.274    11.868        53
2009  .        174         10.225    13.243        131        11.868    15.386        51
2010  .        196         13.243    16.825        118        15.386    19.567        48
2011  .        195         16.825    16.636        102        19.567    19.367        41
---------      ---         ------    ------      -----        ------    ------       ---

                 with EEB and Step-Up                     with EEB                  with Step-Up
          ---------------------------------- ---------------------------------- --------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of
           of period   period      units      of period   period      units      of period   period
          ----------- -------- ------------- ----------- -------- ------------- ----------- --------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Regency Portfolio
2002  .      11.145     9.786         3         11.147     9.791         4         11.149     9.799
2003  .       9.786    13.051        17          9.791    13.064         9          9.799    13.081
2004  .      13.051    15.676        17         13.064    15.700        27         13.081    15.728
2005  .      15.676    17.236        22         15.700    17.270        19         15.728    17.310
2006  .      17.236    18.809        13         17.270    18.856        17         17.310    18.909
2007  .      18.809    19.074         5         18.856    19.131        15         18.909    19.194
2008  .      19.074    10.145         4         19.131    10.180        14         19.194    10.219
2009  .      10.145    14.595         5         10.180    14.654        13         10.219    14.717
2010  .      14.595    18.080         4         14.654    18.161         8         14.717    18.249
2011  .      18.080    16.595         3         18.161    16.678         7         18.249    16.767
---------    ------    ------        --         ------    ------        --         ------    ------
PIMCO VIT Commodity Real Return
2009  .      11.083    12.484         1*        11.296    12.487         2         11.961    12.491
2010  .      12.484    15.227         1*        12.487    15.239         7          N/A        N/A
2011  .      15.227    13.820         1*        15.239    13.837         5          N/A        N/A
---------    ------    ------        --         ------    ------        --         ------    ------
Putnam VT Global Health Care Fund
2002  .      10.561     8.260         8         10.565     8.266        12         10.566     8.271
2003  .       8.260     9.600        15          8.266     9.612        10          8.271     9.622
2004  .       9.600    10.096        14          9.612    10.113        15          9.622    10.128
2005  .      10.096    11.219        10         10.113    11.243         9         10.128    11.266
2006  .      11.219    11.321        11         11.243    11.351         9         11.266    11.380
2007  .      11.321    11.046         5         11.351    11.082         7         11.380    11.115
2008  .      11.046     8.992         4         11.082     9.026         5         11.115     9.058
2009  .       8.992    11.123         3          9.026    11.170         5          9.058    11.215
2010  .      11.123    11.188         2         11.170    11.241         4         11.215    11.292
2011  .      11.188    10.854         1*        11.241    10.911         4         11.292    10.965
---------    ------    ------        --         ------    ------        --         ------    ------
Putnam VT Growth and Income Fund
2002  .      10.857     8.632         5         10.860     8.640         2         10.861     8.646
2003  .       8.632    10.795        12          8.640    10.810         9          8.646    10.822
2004  .      10.795    11.774        11         10.810    11.797        13         10.822    11.816
2005  .      11.774    12.163         8         11.797    12.192        12         11.816    12.218
2006  .      12.163    13.840         7         12.192    13.880        12         12.218    13.917
2007  .      13.840    12.766         6         13.880    12.809        10         13.917    12.850
2008  .      12.766     7.682         2         12.809     7.712         6         12.850     7.740
2009  .       7.682     9.790         1*         7.712     9.833         2          7.740     9.874
2010  .       9.790    10.992         1*         9.833    11.046         2          9.874    11.097
2011  .      10.992    10.290         1*        11.046    10.345         2         11.097    10.399
---------    ------    ------        --         ------    ------        --         ------    ------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                         Accumulation unit                  Accumulation unit
                               value                              value
            Number of   --------------------   Number of   --------------------   Number of
           accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
              units      of period   period      units      of period   period      units
          ------------- ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Regency Portfolio
2002  .          7         11.152     9.816        39          N/A        N/A        N/A
2003  .         15          9.816    13.123        94         10.675    12.811         8
2004  .         20         13.123    15.803       176         12.811    15.443        42
2005  .         25         15.803    17.419       240         15.443    17.038        87
2006  .         27         17.419    19.056       235         17.038    18.659        86
2007  .         24         19.056    19.373       185         18.659    18.988        72
2008  .         11         19.373    10.330       164         18.988    10.134        47
2009  .         10         10.330    14.899       135         10.134    14.632        37
2010  .          8         14.899    18.502       112         14.632    18.188        29
2011  .          7         18.502    17.025        92         18.188    16.753        25
---------       --         ------    ------       ---         ------    ------       ---
PIMCO VIT Commodity Real Return
2009  .          1*         9.762    12.503         7         10.866    12.511         6
2010  .        N/A         12.503    15.288        15         12.511    15.313         9
2011  .        N/A         15.288    13.910        24         15.313    13.947        12
---------      ---         ------    ------       ---         ------    ------       ---
Putnam VT Global Health Care Fund
2002  .         15         10.569     8.285        35          N/A        N/A        N/A
2003  .         28          8.285     9.653        75         10.477    10.990         5
2004  .         29          9.653    10.176        76         10.990    11.597         9
2005  .         20         10.176    11.337        71         11.597    12.932         4
2006  .         17         11.337    11.468        61         12.932    13.095         4
2007  .         17         11.468    11.219        46         13.095    12.823         4
2008  .         14         11.219     9.155        32         12.823    10.475         4
2009  .         11          9.155    11.353        28         10.475    13.003         4
2010  .          9         11.353    11.448        28         13.003    13.125         1*
2011  .          9         11.448    11.134        23          N/A        N/A        N/A
---------      ---         ------    ------       ---         ------    ------       ---
Putnam VT Growth and Income Fund
2002  .         15         10.864     8.660        19          N/A        N/A        N/A
2003  .         32          8.660    10.857        76         10.803    12.148         2
2004  .         33         10.857    11.872        69         12.148    13.297         3
2005  .         21         11.872    12.294        68         13.297    13.784         2
2006  .         20         12.294    14.024        55         13.784    15.739         4
2007  .         17         14.024    12.968        49         15.739    14.569         2
2008  .         14         12.968     7.823        42         14.569     8.798         2
2009  .         12          7.823     9.995        27          8.798    11.251         2
2010  .         11          9.995    11.250        23         11.251    12.677         2
2011  .          9         11.250    10.558        16         12.677    11.908         2
---------      ---         ------    ------       ---         ------    ------       ---

* All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                                 SAI 2

Lincoln ChoicePlus IISM Bonus
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus IISM Bonus prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2012. You may obtain a copy of the Lincoln ChoicePlus IISM Bonus prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2012.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $202,245,526, $289,902,595 and $358,027,469 to LFA and Selling Firms in 2009, 2010 and 2011 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3, 4, 5, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life appear on the following pages.

                                 PROSPECTUS 3

Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments, bonus credits and persistency credits are in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time, the only fixed account available is for dollar cost averaging purposes. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

We do offer variable annuity contracts that have lower fees. Expenses for contracts offering a bonus or persistency credit may be higher. Because of this, the amount of the bonus or persistency credits may, over time, be offset by additional fees and charges.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments , bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II):
   Invesco VanKampen V.I. American Franchise Fund*
     (formerly Invesco V.I. Capital Appreciation Fund)
     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio*
     AllianceBernstein VPS International Value Portfolio*
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund*
American Funds Insurance SeriesSM (Class 2):
     American Funds Global Growth Fund*
     American Funds Global Small Capitalization Fund*
     American Funds Growth Fund*
     American Funds Growth-Income Fund*
     American Funds International Fund*
BlackRock Variable Series Funds, Inc. (Class III)
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
DWS Variable Series II (Class B):
   DWS Alternative Asset Allocation VIP Portfolio
   (formerly DWS Alternative Asset Allocation Plus VIP Portfolio) Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio*
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund*
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*
     FTVIPT Templeton Growth Securities Fund*
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Worldwide Portfolio*
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity Fund
     LVIP Dimensional/Vanguard Total Bond Fund
     (formerly LVIP Total Bond Fund)
     LVIP Dimensional U.S. Equity Fund
     LVIP Global Income Fund
     LVIP J.P. Morgan High Yield Fund
     LVIP Janus Capital Appreciation Fund
     LVIP MFS International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund

     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund
     LVIP Turner Mid-Cap Growth Fund
     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Wells Fargo Intrinsic Value Fund*
     LVIP Protected Profile 2010 Fund*
     LVIP Protected Profile 2020 Fund*
     LVIP Protected Profile 2030 Fund*
     LVIP Protected Profile 2040 Fund*
     LVIP Protected Profile Conservative Fund
     (formerly LVIP Conservative Profile Fund)
     LVIP Protected Profile Growth Fund
     (formerly LVIP Moderately Aggressive Profile Fund)
     LVIP Protected Profile Moderate Fund
     (formerly LVIP Moderate Profile Fund)
Lincoln Variable Insurance Products Trust (Service Class II):
     LVIP American Global Growth Fund*
     LVIP American Global Small Capitalization Fund*
     LVIP American Growth Fund*
     LVIP American Growth-Income Fund*
     LVIP American International Fund*
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series*
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio*
     (formerly Neuberger Berman AMT Regency Portfolio)
PIMCO Variable Insurance Trust (Advisor Class)
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2012

Table of Contents



Item                                                                   Page
Special Terms                                                            5
Expense Tables                                                           8
Summary of Common Questions                                             16
The Lincoln National Life Insurance Company                             19
Variable Annuity Account (VAA)                                          20
Investments of the Variable Annuity Account                             20
Charges and Other Deductions                                            26
The Contracts                                                           33
 Purchase Payments                                                      34
 Bonus Credits                                                          34
 Persistency Credits                                                    35
 Transfers On or Before the Annuity Commencement Date                   36
 Surrenders and Withdrawals                                             39
 Death Benefit                                                          42
 Investment Requirements                                                46
 Living Benefit Riders                                                  52
 i4LIFE (Reg. TM) Advantage                                             52
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage              58
 Annuity Payouts                                                        63
 Fixed Side of the Contract                                             70
Distribution of the Contracts                                           73
Federal Tax Matters                                                     74
Additional Information                                                  79
 Voting Rights                                                          79
 Return Privilege                                                       80
 Other Information                                                      80
 Legal Proceedings                                                      80
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                             81
Appendix A - Condensed Financial Information                           A-1
Appendix B - Condensed Financial Information                           B-1
Appendix C - Discontinued Living Benefit Riders                        C-1
 Lincoln Lifetime IncomeSM Advantage                                   C-1
 Lincoln SmartSecurity (Reg. TM) Advantage                             C-10
 4LATER (Reg. TM) Advantage                                            C-15
Appendix D - Contracts Eligible for Inclusion in Owner's Investment    D-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage in which the Guaranteed Amount or Income Base, as applicable, minus purchase payments and corresponding bonus credits received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a death benefit.

Account or variable annuity account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select(other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any death benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Bonus credit - The additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referred to as account value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death benefit-Before the Annuity Commencement Date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Earnings-The excess of contract value over the sum of bonus credits, persistency credits and purchase payments which have not yet been withdrawn from the contract.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage , the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed annuity payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

Guaranteed Period-The length of the period during which contract value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An annuity payout option which combines periodic variable Regular Income Payments for life and a death benefit with the ability to make withdrawals during a defined period, the Access Period.

Income Base-Under 4LATER (Reg. TM) Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of contract value in the fixed account upon a transfer, withdrawal or surrender of contract value from the fixed account due to fluctuations in the guaranteed interest rate.

Investment Requirements-Restrictions in how you may allocate your subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a death benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartIncomeSM Inflation-A fixed annuity payout option that provides periodic annuity payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit-A general reference to certain riders that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you own a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. For contracts purchased on or after June 30, 2009, the only available living benefit rider that you may elect is i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit. You may elect i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit if your contract was purchased prior to June 30, 2009.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed annuity payout option available under Lincoln Lifetime IncomeSM Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.

Periodic Income Commencement Date-The valuation date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency credit-The additional amount credited to the contract after the fourteenth contract anniversary.

Purchase payments-Amounts paid into the contract other than bonus credits and persistency credits.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the death benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, annuity payouts for the life of the annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and Lincoln SmartIncomeSM Inflation, the person designated by the contractowner upon whose life the annuity payouts will also be contingent.

Selling group individuals-A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the products described in this prospectus) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                      CONTRACTOWNER TRANSACTION EXPENSES:


Accumulation Phase:
  Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1.......    8.50%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.




Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):2.............................................................................    7.00%


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

2 The Unscheduled Payment charge percentage is reduced over time.


The next three tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given contractowner. The tables differ based on whether the contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A


Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.40%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.50%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.70%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.80%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge.......................................................        1.90%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        2.00%

                                                                                    Single      Joint
Optional Living Benefit Rider Charges:4                                              Life        Life
Lincoln Lifetime IncomeSM Advantage:5
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:6
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.65%      0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:6
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage:7
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 For contracts purchased prior to June 6, 2005 (or later depending on state approval), the total annual charges are as follows: EEB 1.80%; EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A. In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

3 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

4 Only one Living Benefit rider may be elected from this chart.

5 As an annualized percentage of the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. As of June 30, 2009, this rider is no longer available for purchase.

6 As an annualized percentage of the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election), as increased for subsequent purchase payments, any bonus credits, and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. As of June 30, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is no longer available for purchase. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

7 As an annualized percentage of the Income Base (initial purchase payment and any bonus credit or contract value at the time of election), as increased for subsequent purchase payments, any bonus credits, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Charge for further information. As of June 30, 2009, this rider is no longer available for purchase.



                                    TABLE B


Annual Account Fee:1......................................................     $    35
i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.90%
  Guarantee of Principal Death Benefit....................................        1.95%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        2.20%




                                                                           Single      Joint
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):3     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge............................................     3.90%      3.90%

  Current Charge.................................    2.55%      2.75%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................    3.95%      3.95%
  Current Charge.................................    2.60%      2.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................    4.20%      4.20%
  Current Charge.................................    2.85%      3.05%




i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3):4
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.40%
  Current Charge.................................................................    2.40%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    3.45%
  Current Charge.................................................................    2.45%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.70%
  Current Charge.................................................................    2.70%


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.

4 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.



                                    TABLE C


Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.40%
  Current Charge..........................................................................        2.55%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.45%
  Current Charge..........................................................................        2.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.70%
  Current Charge..........................................................................        2.85%

1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. As of June 30, 2009, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.53%        2.22%
Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.53%        1.92%

* 51 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.


The following table shows the expenses charged by each fund for the year ended
 December 31, 2011:


(as a percentage of each fund's average net assets):

                                                                                                        Other
                                                                   Management         12b-1 Fees        Expenses
                                                                   Fees (before       (before any       (before any
                                                                   any waivers/       waivers/          waivers/
                                                                   reimburse-         reimburse-        reimburse-
                                                                   ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Global Thematic Growth Portfolio                 0.75%             0.25%             0.19%
AllianceBernstein VPS Growth and Income Portfolio                      0.55%             0.25%             0.05%
AllianceBernstein VPS International Value Portfolio                    0.75%             0.25%             0.07%
AllianceBernstein VPS Large Cap Growth Portfolio                       0.75%             0.25%             0.09%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                    0.75%             0.25%             0.08%
American Century Investments VP Inflation Protection Fund              0.47%             0.25%             0.01%
American Funds Global Growth Fund                                      0.53%             0.25%             0.02%
American Funds Global Small Capitalization Fund                        0.70%             0.25%             0.04%
American Funds Growth Fund                                             0.32%             0.25%             0.02%
American Funds Growth-Income Fund                                      0.27%             0.25%             0.01%
American Funds International Fund                                      0.49%             0.25%             0.04%
BlackRock Global Allocation V.I. Fund(1)                               0.64%             0.25%             0.26%
Delaware VIP (Reg. TM) Diversified Income Series(2)                    0.59%             0.30%             0.09%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                      1.24%             0.30%             0.15%
Delaware VIP (Reg. TM) High Yield Series(2)                            0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)       0.49%             0.30%             0.09%
Delaware VIP (Reg. TM) REIT Series(2)                                  0.75%             0.30%             0.10%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                       0.73%             0.30%             0.08%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                       0.75%             0.30%             0.08%
Delaware VIP (Reg. TM) U.S. Growth Series(2)                           0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Value Series(2)                                 0.65%             0.30%             0.08%
DWS Alternative Asset Allocation VIP Portfolio(3)                      0.27%             0.25%             0.34%



                                                                                                              Total
                                                                                  Total         Total         Expenses
                                                                                  Expenses      Contractual   (after
                                                                   Acquired       (before any   waivers/      Contractual
                                                                   Fund           waivers/      reimburse-    waivers/
                                                                   Fees and       reimburse-    ments         reimburse-
                                                                   Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio               0.00%           1.19%           0.00%       1.19%
AllianceBernstein VPS Growth and Income Portfolio                    0.00%           0.85%           0.00%       0.85%
AllianceBernstein VPS International Value Portfolio                  0.00%           1.07%           0.00%       1.07%
AllianceBernstein VPS Large Cap Growth Portfolio                     0.00%           1.09%           0.00%       1.09%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                  0.00%           1.08%           0.00%       1.08%
American Century Investments VP Inflation Protection Fund            0.00%           0.73%           0.00%       0.73%
American Funds Global Growth Fund                                    0.00%           0.80%           0.00%       0.80%
American Funds Global Small Capitalization Fund                      0.00%           0.99%           0.00%       0.99%
American Funds Growth Fund                                           0.00%           0.59%           0.00%       0.59%
American Funds Growth-Income Fund                                    0.00%           0.53%           0.00%       0.53%
American Funds International Fund                                    0.00%           0.78%           0.00%       0.78%
BlackRock Global Allocation V.I. Fund(1)                             0.02%           1.17%           0.00%       1.17%
Delaware VIP (Reg. TM) Diversified Income Series(2)                  0.00%           0.98%          -0.05%       0.93%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                    0.00%           1.69%          -0.05%       1.64%
Delaware VIP (Reg. TM) High Yield Series(2)                          0.00%           1.04%          -0.05%       0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)     0.00%           0.88%          -0.05%       0.83%
Delaware VIP (Reg. TM) REIT Series(2)                                0.00%           1.15%          -0.05%       1.10%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                     0.00%           1.11%          -0.05%       1.06%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                     0.00%           1.13%          -0.05%       1.08%
Delaware VIP (Reg. TM) U.S. Growth Series(2)                         0.00%           1.04%          -0.05%       0.99%
Delaware VIP (Reg. TM) Value Series(2)                               0.00%           1.03%          -0.05%       0.98%
DWS Alternative Asset Allocation VIP Portfolio(3)                    1.30%           2.16%          -0.24%       1.92%

                                                                                                         Other
                                                                    Management         12b-1 Fees        Expenses
                                                                    Fees (before       (before any       (before any
                                                                    any waivers/       waivers/          waivers/
                                                                    reimburse-         reimburse-        reimburse-
                                                                    ments)         +   ments)        +   ments)        +
DWS Equity 500 Index VIP                                                0.20%             0.25%             0.13%
DWS Small Cap Index VIP(4)                                              0.35%             0.25%             0.17%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                   0.56%             0.25%             0.09%
Fidelity (Reg. TM) VIP Equity-Income Portfolio                          0.46%             0.25%             0.10%
Fidelity (Reg. TM) VIP Growth Portfolio                                 0.56%             0.25%             0.11%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                                0.56%             0.25%             0.10%
Fidelity (Reg. TM) VIP Overseas Portfolio                               0.71%             0.25%             0.14%
FTVIPT Franklin Income Securities Fund                                  0.45%             0.25%             0.02%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund(5)                 0.50%             0.25%             0.29%
FTVIPT Mutual Shares Securities Fund                                    0.60%             0.25%             0.13%
FTVIPT Templeton Global Bond Securities Fund                            0.46%             0.25%             0.10%
FTVIPT Templeton Growth Securities Fund                                 0.74%             0.25%             0.04%
Invesco V.I. Core Equity Fund(6)                                        0.61%             0.25%             0.28%
Invesco V.I. International Growth Fund                                  0.71%             0.25%             0.32%
Invesco Van Kampen V.I. American Franchise Fund(7)                      0.67%             0.25%             0.28%
Janus Aspen Balanced Portfolio                                          0.55%             0.25%             0.03%
Janus Aspen Enterprise Portfolio                                        0.64%             0.25%             0.05%
Janus Aspen Worldwide Portfolio(8)                                      0.66%             0.25%             0.05%
LVIP American Global Growth Fund(9)                                     0.53%             0.55%             0.42%
LVIP American Global Small Capitalization Fund(9)                       0.70%             0.55%             0.42%
LVIP American Growth Fund(9)                                            0.32%             0.55%             0.15%
LVIP American Growth-Income Fund(9)                                     0.27%             0.55%             0.17%
LVIP American International Fund(9)                                     0.49%             0.55%             0.26%
LVIP Baron Growth Opportunities Fund(10)                                1.00%             0.25%             0.08%
LVIP BlackRock Inflation Protected Bond Fund(11)                        0.45%             0.25%             0.07%
LVIP Capital Growth Fund                                                0.71%             0.25%             0.08%
LVIP Cohen & Steers Global Real Estate Fund(12)                         0.95%             0.25%             0.11%
LVIP Columbia Value Opportunities Fund(13)                              1.05%             0.25%             0.16%
LVIP Delaware Bond Fund                                                 0.32%             0.35%             0.07%
LVIP Delaware Diversified Floating Rate Fund                            0.60%             0.25%             0.11%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(14)       0.75%             0.25%             0.14%
LVIP Delaware Growth and Income Fund                                    0.35%             0.35%             0.07%
LVIP Delaware Social Awareness Fund                                     0.39%             0.35%             0.08%
LVIP Delaware Special Opportunities Fund                                0.39%             0.35%             0.07%
LVIP Dimensional Non-U.S. Equity Fund(15)                               0.25%             0.25%             1.27%
LVIP Dimensional U.S. Equity Fund(15)                                   0.25%             0.25%             0.83%
LVIP Dimensional/Vanguard Total Bond Fund(16)                           0.25%             0.25%             0.43%
LVIP Global Income Fund(17)                                             0.65%             0.25%             0.13%
LVIP J.P. Morgan High Yield Fund(18)                                    0.65%             0.25%             0.14%
LVIP Janus Capital Appreciation Fund(19)                                0.75%             0.25%             0.09%
LVIP MFS International Growth Fund(20)                                  0.93%             0.25%             0.18%
LVIP MFS Value Fund                                                     0.63%             0.25%             0.07%
LVIP Mid-Cap Value Fund(21)                                             0.93%             0.25%             0.14%



                                                                                                               Total
                                                                                   Total         Total         Expenses
                                                                                   Expenses      Contractual   (after
                                                                    Acquired       (before any   waivers/      Contractual
                                                                    Fund           waivers/      reimburse-    waivers/
                                                                    Fees and       reimburse-    ments         reimburse-
                                                                    Expenses   =   ments)        (if any)      ments)
DWS Equity 500 Index VIP                                              0.00%           0.58%           0.00%       0.58%
DWS Small Cap Index VIP(4)                                            0.05%           0.82%          -0.02%       0.80%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                 0.00%           0.90%           0.00%       0.90%
Fidelity (Reg. TM) VIP Equity-Income Portfolio                        0.00%           0.81%           0.00%       0.81%
Fidelity (Reg. TM) VIP Growth Portfolio                               0.00%           0.92%           0.00%       0.92%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                              0.00%           0.91%           0.00%       0.91%
Fidelity (Reg. TM) VIP Overseas Portfolio                             0.00%           1.10%           0.00%       1.10%
FTVIPT Franklin Income Securities Fund                                0.00%           0.72%           0.00%       0.72%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund(5)               0.01%           1.05%           0.00%       1.05%
FTVIPT Mutual Shares Securities Fund                                  0.00%           0.98%           0.00%       0.98%
FTVIPT Templeton Global Bond Securities Fund                          0.00%           0.81%           0.00%       0.81%
FTVIPT Templeton Growth Securities Fund                               0.00%           1.03%           0.00%       1.03%
Invesco V.I. Core Equity Fund(6)                                      0.00%           1.14%           0.00%       1.14%
Invesco V.I. International Growth Fund                                0.00%           1.28%           0.00%       1.28%
Invesco Van Kampen V.I. American Franchise Fund(7)                    0.00%           1.20%          -0.05%       1.15%
Janus Aspen Balanced Portfolio                                        0.00%           0.83%           0.00%       0.83%
Janus Aspen Enterprise Portfolio                                      0.00%           0.94%           0.00%       0.94%
Janus Aspen Worldwide Portfolio(8)                                    0.00%           0.96%           0.00%       0.96%
LVIP American Global Growth Fund(9)                                   0.00%           1.50%          -0.30%       1.20%
LVIP American Global Small Capitalization Fund(9)                     0.00%           1.67%          -0.28%       1.39%
LVIP American Growth Fund(9)                                          0.00%           1.02%          -0.03%       0.99%
LVIP American Growth-Income Fund(9)                                   0.00%           0.99%          -0.06%       0.93%
LVIP American International Fund(9)                                   0.00%           1.30%          -0.12%       1.18%
LVIP Baron Growth Opportunities Fund(10)                              0.00%           1.33%          -0.04%       1.29%
LVIP BlackRock Inflation Protected Bond Fund(11)                      0.03%           0.80%           0.00%       0.80%
LVIP Capital Growth Fund                                              0.00%           1.04%           0.00%       1.04%
LVIP Cohen & Steers Global Real Estate Fund(12)                       0.00%           1.31%          -0.22%       1.09%
LVIP Columbia Value Opportunities Fund(13)                            0.00%           1.46%          -0.09%       1.37%
LVIP Delaware Bond Fund                                               0.00%           0.74%           0.00%       0.74%
LVIP Delaware Diversified Floating Rate Fund                          0.00%           0.96%           0.00%       0.96%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(14)     0.03%           1.17%          -0.16%       1.01%
LVIP Delaware Growth and Income Fund                                  0.00%           0.77%           0.00%       0.77%
LVIP Delaware Social Awareness Fund                                   0.00%           0.82%           0.00%       0.82%
LVIP Delaware Special Opportunities Fund                              0.00%           0.81%           0.00%       0.81%
LVIP Dimensional Non-U.S. Equity Fund(15)                             0.45%           2.22%          -1.22%       1.00%
LVIP Dimensional U.S. Equity Fund(15)                                 0.26%           1.59%          -0.78%       0.81%
LVIP Dimensional/Vanguard Total Bond Fund(16)                         0.17%           1.10%          -0.38%       0.72%
LVIP Global Income Fund(17)                                           0.00%           1.03%          -0.05%       0.98%
LVIP J.P. Morgan High Yield Fund(18)                                  0.01%           1.05%           0.00%       1.05%
LVIP Janus Capital Appreciation Fund(19)                              0.00%           1.09%          -0.08%       1.01%
LVIP MFS International Growth Fund(20)                                0.00%           1.36%          -0.05%       1.31%
LVIP MFS Value Fund                                                   0.00%           0.95%           0.00%       0.95%
LVIP Mid-Cap Value Fund(21)                                           0.00%           1.32%          -0.03%       1.29%

                                                                                                      Other
                                                                 Management         12b-1 Fees        Expenses
                                                                 Fees (before       (before any       (before any
                                                                 any waivers/       waivers/          waivers/
                                                                 reimburse-         reimburse-        reimburse-
                                                                 ments)         +   ments)        +   ments)        +
LVIP Mondrian International Value Fund                               0.75%             0.25%             0.10%
LVIP Money Market Fund                                               0.36%             0.25%             0.07%
LVIP Protected Profile 2010 Fund(22)                                 0.25%             0.25%             0.37%
LVIP Protected Profile 2020 Fund(22)                                 0.25%             0.25%             0.16%
LVIP Protected Profile 2030 Fund(22)                                 0.25%             0.25%             0.18%
LVIP Protected Profile 2040 Fund(22)                                 0.25%             0.25%             0.22%
LVIP Protected Profile Conservative Fund(23)                         0.25%             0.25%             0.05%
LVIP Protected Profile Growth Fund(23)                               0.25%             0.25%             0.03%
LVIP Protected Profile Moderate Fund(23)                             0.25%             0.25%             0.03%
LVIP SSgA Bond Index Fund(24)                                        0.40%             0.25%             0.09%
LVIP SSgA Conservative Index Allocation Fund(25)                     0.25%             0.25%             0.51%
LVIP SSgA Conservative Structured Allocation Fund(26)                0.25%             0.25%             0.12%
LVIP SSgA Developed International 150 Fund(27)                       0.75%             0.25%             0.12%
LVIP SSgA Emerging Markets 100 Fund(28)                              1.09%             0.25%             0.17%
LVIP SSgA Global Tactical Allocation Fund                            0.25%             0.25%             0.08%
LVIP SSgA International Index Fund(29)                               0.40%             0.25%             0.18%
LVIP SSgA Large Cap 100 Fund(30)                                     0.52%             0.25%             0.07%
LVIP SSgA Moderate Index Allocation Fund(31)                         0.25%             0.25%             0.22%
LVIP SSgA Moderate Structured Allocation Fund(31)                    0.25%             0.25%             0.06%
LVIP SSgA Moderately Aggressive Index Allocation Fund(31)            0.25%             0.25%             0.21%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(31)       0.25%             0.25%             0.08%
LVIP SSgA S&P 500 Index Fund                                         0.20%             0.25%             0.08%
LVIP SSgA Small/Mid Cap 200 Fund(32)                                 0.69%             0.25%             0.10%
LVIP SSgA Small-Cap Index Fund                                       0.32%             0.25%             0.10%
LVIP T. Rowe Price Growth Stock Fund(33)                             0.75%             0.25%             0.10%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                    0.73%             0.25%             0.09%
LVIP Templeton Growth Fund                                           0.73%             0.25%             0.10%
LVIP Turner Mid-Cap Growth Fund(34)                                  0.87%             0.25%             0.13%
LVIP Vanguard Domestic Equity ETF Fund(35)                           0.25%             0.25%             0.32%
LVIP Vanguard International Equity ETF Fund(36)                      0.25%             0.25%             0.21%
LVIP Wells Fargo Intrinsic Value Fund(37)                            0.75%             0.25%             0.08%
MFS (Reg. TM) VIT Core Equity Series(38)                             0.75%             0.25%             0.25%
MFS (Reg. TM) VIT Growth Series                                      0.75%             0.25%             0.09%
MFS (Reg. TM) VIT Total Return Series(39)                            0.75%             0.25%             0.06%
MFS (Reg. TM) VIT Utilities Series                                   0.73%             0.25%             0.08%
Neuberger Berman AMT Mid-Cap Growth Portfolio                        0.85%             0.00%             0.16%
Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio               0.85%             0.00%             0.22%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(40)       0.74%             0.25%             0.02%
Putnam VT Global Health Care Fund                                    0.63%             0.25%             0.21%
Putnam VT Growth & Income Fund                                       0.48%             0.25%             0.15%



                                                                                                            Total
                                                                                Total         Total         Expenses
                                                                                Expenses      Contractual   (after
                                                                 Acquired       (before any   waivers/      Contractual
                                                                 Fund           waivers/      reimburse-    waivers/
                                                                 Fees and       reimburse-    ments         reimburse-
                                                                 Expenses   =   ments)        (if any)      ments)
LVIP Mondrian International Value Fund                             0.00%           1.10%           0.00%         1.10%
LVIP Money Market Fund                                             0.00%           0.68%           0.00%         0.68%
LVIP Protected Profile 2010 Fund(22)                               0.44%           1.31%          -0.32%         0.99%
LVIP Protected Profile 2020 Fund(22)                               0.46%           1.12%          -0.11%         1.01%
LVIP Protected Profile 2030 Fund(22)                               0.51%           1.19%          -0.13%         1.06%
LVIP Protected Profile 2040 Fund(22)                               0.53%           1.25%          -0.17%         1.08%
LVIP Protected Profile Conservative Fund(23)                       0.50%           1.05%           0.00%         1.05%
LVIP Protected Profile Growth Fund(23)                             0.52%           1.05%           0.00%         1.05%
LVIP Protected Profile Moderate Fund(23)                           0.52%           1.05%           0.00%         1.05%
LVIP SSgA Bond Index Fund(24)                                      0.00%           0.74%          -0.10%         0.64%
LVIP SSgA Conservative Index Allocation Fund(25)                   0.38%           1.39%          -0.56%         0.83%
LVIP SSgA Conservative Structured Allocation Fund(26)              0.38%           1.00%          -0.17%         0.83%
LVIP SSgA Developed International 150 Fund(27)                     0.00%           1.12%          -0.40%         0.72%
LVIP SSgA Emerging Markets 100 Fund(28)                            0.00%           1.51%          -0.74%         0.77%
LVIP SSgA Global Tactical Allocation Fund                          0.33%           0.91%           0.00%         0.91%
LVIP SSgA International Index Fund(29)                             0.00%           0.83%          -0.04%         0.79%
LVIP SSgA Large Cap 100 Fund(30)                                   0.00%           0.84%          -0.20%         0.64%
LVIP SSgA Moderate Index Allocation Fund(31)                       0.38%           1.10%          -0.27%         0.83%
LVIP SSgA Moderate Structured Allocation Fund(31)                  0.39%           0.95%          -0.11%         0.84%
LVIP SSgA Moderately Aggressive Index Allocation Fund(31)          0.40%           1.11%          -0.26%         0.85%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(31)     0.40%           0.98%          -0.13%         0.85%
LVIP SSgA S&P 500 Index Fund                                       0.00%           0.53%           0.00%         0.53%
LVIP SSgA Small/Mid Cap 200 Fund(32)                               0.00%           1.04%          -0.31%         0.73%
LVIP SSgA Small-Cap Index Fund                                     0.00%           0.67%           0.00%         0.67%
LVIP T. Rowe Price Growth Stock Fund(33)                           0.00%           1.10%           0.00%         1.10%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                  0.00%           1.07%           0.00%         1.07%
LVIP Templeton Growth Fund                                         0.00%           1.08%           0.00%         1.08%
LVIP Turner Mid-Cap Growth Fund(34)                                0.00%           1.25%          -0.07%         1.18%
LVIP Vanguard Domestic Equity ETF Fund(35)                         0.13%           0.95%          -0.27%         0.68%
LVIP Vanguard International Equity ETF Fund(36)                    0.21%           0.92%          -0.16%         0.76%
LVIP Wells Fargo Intrinsic Value Fund(37)                          0.00%           1.08%          -0.05%         1.03%
MFS (Reg. TM) VIT Core Equity Series(38)                           0.00%           1.25%          -0.10%         1.15%
MFS (Reg. TM) VIT Growth Series                                    0.00%           1.09%           0.00%         1.09%
MFS (Reg. TM) VIT Total Return Series(39)                          0.00%           1.06%          -0.03%         1.03%
MFS (Reg. TM) VIT Utilities Series                                 0.00%           1.06%           0.00%         1.06%
Neuberger Berman AMT Mid-Cap Growth Portfolio                      0.00%           1.01%           0.00%         1.01%
Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio             0.00%           1.07%           0.00%         1.07%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(40)     0.14%           1.15%          -0.14%         1.01%
Putnam VT Global Health Care Fund                                  0.00%           1.09%           0.00%         1.09%
Putnam VT Growth & Income Fund                                     0.00%           0.88%           0.00%         0.88%

(1) Other Expenses have been restated to reflect current fees.

(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 to April 30, 2013.

(3) Effective October 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's operating expenses at 0.62% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). The agreement may be terminated with the consent of the fund's Board.

(4) Through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the portfolio's operating expenses at ratios no higher than 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses.

(5) The Fund's manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund" shown in the expense table in "Acquired fund fees and expenses"). This reduction will continue until at least
    April 30, 2013.

(6) The Fund's advisor has contractually agreed through April 30, 2013, to waive a portion of its advisory fees and or/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Operating Expenses of Series II shares to 1.45% of average daily net assets.

(7) The Fund's advisor has contractually agreed through April 30, 2013, to waive a portion of its advisory fees and or/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Operating Expenses of Series II shares to 1.15% of average daily net assets.

(8) The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period.

(9) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Feeder Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Feeder Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class II to the extent that the Other Expenses of the Feeder Fund exceed 0.10% of average daily net assets. The agreement will continue at least through April 30, 2013.

(10) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of the average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(11) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(12) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average net assets of the fund and 0.32% of the excess over $250 million of average daily nets assets of the fund. The agreement will continue at least through April 30, 2013.

(13) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.09% on the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2013. The Management Fee has been restated to reflect the current expenses of the fund. The Other Expenses have been restated to reflect the current expenses of the fund.

(14) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.98% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(15) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2013.

(16) The AFFE has been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2013.

(17) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(18) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(19) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $150 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(20) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% on the first $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2013. The Management Fee has been restated to reflect the current expenses of the fund. The Other Expenses have been restated to reflect the current expenses of the fund.

(21) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of the first $25 million of average net assets of the Fund. The agreement will continue at least through April 30, 2013. LIA has contractually agreed to reimburse the Fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(22) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(23) The AFFE has been restated to reflect the current expenses of the Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(24) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2013.

(25) "The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(26) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(27) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2013.

(28) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2013.

(29) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $500 million of average daily net assets of the fund and 0.05% of average daily net assets of the fund in excess of $500 million. The agreement will continue at least through April 30, 2013.

(30) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2013.

(31) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(32) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2013.

(33) The Management Fee has been restated to reflect the current expenses of the fund. The Other Expenses have been restated to reflect the current expenses of the fund.

(34) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund; 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2013.

(35) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2013.

(36) The AFFE has been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2013.

(37) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2013.

(38) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Annual Fund Operating Expenses" do not exceed 1.15% annually. This written agreement will continue until modified by a vote of the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2013.

(39) MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least April 30, 2013.

(40) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will be in effect through at least May 1, 2013 and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB death benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,491    $2,695    $3,712    $6,004

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $641   $1,895    $3,112    $6,004

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,444    $2,591    $3,603    $6,091

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $594   $1,791    $3,003    $6,091

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, and Annuity Payouts, including Lincoln SmartIncomeSM Inflation, and Appendix C - 4LATER (Reg. TM) Guaranteed Income Benefit. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your purchase payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. All material state variations are discussed in the prospectus. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your subaccount investments, which means you may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts
- Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

If you withdraw purchase payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? When purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

A persistency credit of 0.0625% (or 0.05% on contracts issued before June 6, 2005 or later in some states) of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts - Persistency Credits.

We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. The amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per contract year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the subaccounts is less than $2,000). If transferring funds from the fixed account to the subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage) or, a minimum annuity payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). You may elect i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit if your contract was purchased prior to June 30, 2009. For contracts purchased on or after June 30, 2009, the only available Living Benefit rider you may elect is i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit. If you own a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements. Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in The Contracts - Living Benefit Riders and in Appendix C.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, and Appendix C - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is only available in contracts purchased prior to June 30, 2009.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.

Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Invesco, Janus, Lincoln, MFS, PIMCO and Putnam funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The death benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the death benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and death benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Van Kampen V.I. American Franchise Fund: Long-term capital appreciation. (formerly Capital Appreciation Fund)
     This fund is not available in contracts issued on or after May 24, 2004.

  o Core Equity Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.

  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.
     This fund is not available in contracts issued on or after November 15, 2010.

American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Global Small Capitalization Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth Fund: Growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth-Income Fund: Long-term growth of capital and income.
     This fund is not available in contracts issued on or after November 15, 2010.

  o International Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.


BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and secondarily high current income. This fund is not available in contracts issued on or after November 15,
2010.

  o Limited-Term Diversified Income Series: Long-term total return.

  o REIT Series: Total return.

  o Small Cap Value Series: Total return.

  o Smid Cap Growth Series: Total return.

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
     This fund is not available in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
     This fund is not available in contracts issued on or after June 4, 2007.


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.
     (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR CO., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Growth Portfolio: Capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: Maximize income.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth. This fund is not available in contracts issued on or after May 23, 2011.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.
     This fund is not available in contracts issued on or after June 30, 2009.

  o Templeton Growth Securities Fund: Long-term capital growth.
    (Subadvised by Templeton Asset Management Limited)
    This fund is not available in contracts issued on or after June 4, 2007.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Long-term growth balanced by current income.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio: Long-term growth.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Worldwide Portfolio: Long-term growth.
     This fund is not available in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP American Global Growth Fund: Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Global Small Capitalization Fund: Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth Fund: Growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American Growth-Income Fund: Long-term growth of capital and income; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP American International Fund: Long-term growth of capital; a master-feeder fund.
     This fund is not available in contracts issued before November 15, 2010.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)

  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. (Subadvised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total Return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Maximum current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*
     This fund is not available in contracts issued on or after May 23, 2011.

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*

  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with capital appreciation.
     (formerly LVIP Total Bond Fund)

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP J.P Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management, Inc.)

  o LVIP Janus Capital Appreciation Fund: Long-term growth of capital. (Subadvised by Janus Capital Management LLC)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Subadvised by Massachusetts Financial Services Company)

  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Subadvised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Capital U.S. Aggregate Bond Index
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income with and of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund: Replicate broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderate Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.**
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 (Reg. TM) Index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)

  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Wells Fargo Intrinsic Value Fund: Reasonable income by investing in income-producing equity securities.
    (Subadvised by Metropolitan West Capital Management)
     This fund is only available in contracts issued on or after June 6, 2005.

  o LVIP Protected Profile 2010 Fund: Total return with emphasis on high current income; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2020 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2030 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.
    This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2040 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile Conservative Fund: High current income and growth of capital; a fund of funds.
     (formerly LVIP Conservative Profile Fund)

  o LVIP Protected Profile Growth Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderately Aggressive Profile Fund)

  o LVIP Protected Profile Moderate Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderate Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.
     This fund is not available in contracts issued on or after May 23, 2011.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC

  o Mid-Cap Growth Portfolio: Capital appreciation.
     This fund is not available in contracts issued on or after June 4, 2007.

  o Mid-Cap Intrinsic Value Portfolio: Long-term growth.
     (formerly Regency Portfolio)
     This fund is not available in contracts issued on or after June 4, 2007.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
     (Subadvised by Putnam Advisory Company, LLC and Putnam Investments
Limited)
     This fund is not available in contracts issued on or after May 24, 2004.

  o Growth & Income Fund: Capital growth and current income.
     (Subadvised by Putnam Investments Limited)
     This fund is not available in contracts issued on or after May 24, 2004.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The

   McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);

 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA


For the base contract, we apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:

                                        With Estate Enhancement
                                        Benefit Rider (EEB)
                                        -------------------------
o   Mortality and expense risk charge            1.90%
o   Administrative charge                        0.10%
                                                  ----
o   Total annual charge for each
    subaccount*                                  2.00%



    Enhanced Guaranteed   Guarantee of
    Minimum Death         Principal Death
    Benefit (EGMDB)       Benefit          Account Value Death Benefit
    --------------------- ---------------- ----------------------------
o          1.70%               1.45%                  1.40%
o          0.10%               0.10%                  0.10%
            ----                ----                   ----
o
           1.80%               1.55%                  1.50%

* For contracts purchased before June 6, 2005, (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.80%; EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each purchase payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1, 2011, your first contract anniversary would be on January 1, 2012, your second contract anniversary would be on January 1, 2013, and so forth.



                                                    Number of contract anniversaries since
                                                         purchase payment was invested
                                            -------------------------------------------------------
                                             0       1       2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th8.50%   8.50%   8%   7%   6%   5%   4%   3%   2%   0%
      surrendered or withdrawn purchase
      payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested;

 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments;
 o Purchase payments that have been invested in the contract for at least 12 months when used in the calculation of the initial benefit payment to be made under an annuity payout option, other than the i4LIFE (Reg. TM) Advantage option;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the contractowner to an accredited nursing home or equivalent health care facility, if such purchase payments were received by us more than 12 months prior to the admittance, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received by us more than 12 months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender of the contract as a result of the death of the contractowner or annuitant;
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested for any contract issued to selling group individuals. For selling group individuals, a reduced schedule of surrender charges applies;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Purchase payments when used in the calculation of the initial Account Value under the i4LIFE (Reg. TM) Advantage option;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from bonus credits.

3. On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and persistency credits until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to selling group individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Appendix C - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments and bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.
The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus Option riders are no longer available for purchase as of June 30, 2009.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option. See Appendix C - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount (initial purchase payment and any bonus credits or contract value at the time of election) as increased for subsequent purchase payments and any bonus credits and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because bonus credits increase the Guaranteed Amount, bonus credits also increase the amount we deduct for the cost of the rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) purchase payments (and bonus credits) made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase as of June 30, 2009.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the valuation date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit if purchased at contract issue, or contract value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, any bonus credits, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

The 4LATER (Reg. TM) Rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE (Reg. TM) Advantage becomes effective (or initial purchase payment and bonus credit if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.20% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all death benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next valuation date after we receive a completed election form in good order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.85% (2.70% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.75% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.80% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 3.05% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is only available for purchase in contracts issued prior to June 30, 2009.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Account Value death benefit; 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.85% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.70% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

The Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers is no longer available for purchase in contracts issued after June 30, 2009.

The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.

Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract or an additional bonus credit may be paid.. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o sales to selling group individuals,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home Office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make purchase payments to the contract at any time, subject to certain conditions. You are not required to make any additional purchase payments after the initial purchase payment. There may be some restrictions on making additional purchase payments if you purchased a Living Benefit rider. See the Living Benefit Riders section of this prospectus for additional information. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to Home Office approval. If you stop making purchase payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits

In some states, the term bonus credit may be referred to as value enhancement or a similar term in the contract. For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The amount of any bonus credit applied to the contract will be noted on the confirmation sent after each purchase payment. The bonus credit percentage is based on the owner's investment at the time each purchase payment is made according to the following scale:

Owner's Investment           Bonus Credit %
---------------------------- ---------------
  Less than $100,000  .           3.0%
  $100,000-$999,999  .            4.0%
  $1,000,000 or greater  .        5.0%

On or after May 1, 2008, owner's investment is defined as the sum of:


   1. the current contract values (including the contract values of the contract into which the purchase payment is being added) as of the most recent valuation date prior to the date the purchase payment is submitted to us for any of the individual Lincoln Life nonqualified annuity contracts owned by you, your spouse, and any of your children under the age of 21 (see Appendix D), as well as any other individual Lincoln Life variable annuity contracts that may be available by us in the future for this purpose; plus


   2. the amount of the current purchase payment made into the contract.
   If you, your spouse, or any of your children under the age of 21 are named the annuitant under any contract under (1) above, and the owner is a non-natural owner (for example: a corporation or a trust), then you may include these account values in the calculation of the owner's investment for nonqualified contracts.

Prior to May 1, 2008, the owner's investment at the time of a purchase payment is equal to the sum of (1) all prior purchase payments made to your contract; plus (2) the current purchase payment made to your contract; minus (3) all prior withdrawals of purchase payments from your contract.

At the time you make a purchase payment you are responsible for providing us with the current contract values of the individual Lincoln Life nonqualified variable annuities that you, your spouse or your children under the age of 21 own in order to be included in the calculation of the Owner's Investment. You or your broker dealer representative may ascertain the current contract values for those contracts by contacting us through the telephone, internet or other electronic means. You or your broker dealer representative may then indicate the amount of contract values that may be used in calculating the amount of the owner's investment when submitting the purchase payment to us. If upon review of the current contract values provided to us we determine that the amounts are inaccurate we will contact you and request that you provide us written documentation to substantiate the amount of the contract values provided by you or your broker dealer representative. See the listing at the end of this prospectus of all eligible variable annuity contracts that may be included in the owner's investment. We reserve the right to add or remove annuity contracts as being eligible to be included in the owner's investment as our business needs may dictate. If we make a change to the eligible annuity contracts listing we will notify you no more than annually by updating the prospectus.

Tax qualified annuity contracts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with contract values for only nonqualified contracts.

During the first contract year if you make any purchase payment(s) after the initial purchase payment ("subsequent purchase payment"), we may add a bonus credit ("additional bonus credit") to the contract that is in addition to any bonus credit that was previously added to the contract and the bonus credit that is added due to the subsequent purchase payment. The additional bonus credit will be added to the contract if the subsequent purchase payment increases the owner's investment to a dollar level that qualifies for a higher bonus credit percentage than the bonus credit percentage that any prior purchase payments qualified for. The additional bonus credit will be added to your contract at the time the subsequent purchase payment is made. The bonus credit percentage for the additional bonus credit will be the difference between the higher bonus credit percentage that the subsequent purchase payment qualifies for and the bonus credit percentage that the prior purchase payments qualified for. We will then multiply the sum of all prior first year purchase payments by this bonus credit percentage to determine the amount of the additional bonus credit. You may receive more than one additional bonus credit during the first contract year as we will add an additional bonus credit anytime a subsequent purchase payment increases the amount of the total purchase payments to an amount that qualifies for a higher bonus credit percentage.

We offer a variety of variable annuity contracts. The amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


Persistency Credits

Contractowners will receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 14 years, by 0.0625% (or 0.05% on contracts issued before June 6, 2005 or later in some states). This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available. Corresponding bonus credits will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the variable subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the contract value in the fixed accounts to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any death benefit or Living Benefits in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. This may not be allowed if certain riders are in effect. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining contract value in the DCA program will be allocated to the variable subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements and Appendix C - Discontinued Living Benefit Riders..

The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately
   90% in seven equity subaccounts and 10% in one fixed income subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the Annuity Commencement Date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005, (or later in those states that have not approved the contract changes) may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments is reduced by the sum of all withdrawals. In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and bonus credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See Appendix C - Lincoln Lifetime IncomeSM Advantage); or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments and bonus credits made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the contract value immediately prior to the withdrawal; and

     (ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

     (i) is the contract value immediately prior to the withdrawal; and

     (ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


General Death Benefit Information

Only one of these death benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage (which provides a death benefit) or if you elect an annuitization option.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB death benefit will be reduced to the EGMDB for a total annual charge of 1.80% or 1.60% for contracts issued before June 6, 2005.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchased a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you are subject to Investment Requirements, which means you are limited in how much you can invest in certain subaccounts of your contract. Investment Requirements apply whether you purchase a Living Benefit rider at contract issue, or if you add a Living Benefit rider to an existing contract. The Living Benefit rider you purchased and the date of purchase will determine which Investment Requirements Option applies to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchased i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you are not subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Under each option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchased the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchased. If you have not elected a Living Benefit rider, the Investment Requirements will not apply to your contract.



                                                                                               YOU WILL BE SUBJECT TO
 IF YOU ELECT...                              AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage          Between February 19, 2008 and January 19, 2009   Option 2
                                             On or after January 20, 2009                     Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage    Prior to April 10, 2006                          N/A
                                             April 10, 2006 through January 19, 2009          Option 1
                                             On or after January 20, 2009                     Option 3

                                                                                                      YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                 INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage                           April 10, 2006 through January 19, 2009         Option 1
                                                     On or after January 20, 2009                    Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                         N/A
Benefit (v.1)                                        On or after April 10, 2006                      Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009         Option 1
Benefit (v.2)                                        On or after January 20, 2009                    Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 19, 2009    Option 2
Benefit (v.3)                                        On or after January 20, 2009                    Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    On or after November 15, 2010                   Option 3
Benefit (v.4)

Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
 o AllianceBernstein VPS Global Thematic Growth Portfolio
 o AllianceBernstein VPS International Value Portfolio
 o AllianceBernstein VPS Small/Mid Cap Value Portfolio
 o American Funds Global Growth Fund
 o American Funds Global Small Capitalization Fund
 o American Funds International Fund
 o Delaware VIP (Reg. TM) Emerging Markets Series
 o Delaware VIP (Reg. TM) High Yield Series
 o Delaware VIP (Reg. TM) REIT Series
 o Delaware VIP (Reg. TM) Small Cap Value Series
 o Delaware VIP (Reg. TM) Smid Cap Growth Series
 o DWS Alternative Asset Allocation Fund
 o DWS Small Cap Index VIP
 o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
 o Fidelity (Reg. TM) VIP Overseas Portfolio
 o FTVIPT Franklin Income Securities Fund
 o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
 o FTVIPT Mutual Shares Securities Fund
 o FTVIPT Templeton Growth Securities Fund
 o Invesco V.I. International Growth Fund
 o Janus Aspen Enterprise Portfolio
 o Janus Aspen Worldwide Portfolio
 o LVIP Baron Growth Opportunities Fund
 o LVIP Cohen & Steers Global Real Estate Fund
 o LVIP Columbia Value Opportunities Fund
 o LVIP Delaware Foundation Aggressive Allocation Fund
 o LVIP Delaware Special Opportunities Fund
 o LVIP J.P. Morgan High Yield Fund
 o LVIP MFS International Growth Fund
 o LVIP Mid-Cap Value Fund
 o LVIP Mondrian International Value Fund
 o LVIP SSgA Developed International 150 Fund
 o LVIP SSgA Emerging Markets 100 Fund
 o LVIP SSgA International Index Fund
 o LVIP SSgA Small/Mid Cap 200 Fund

 o LVIP SSgA Small-Cap Index Fund
 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 o LVIP Templeton Growth Fund
 o LVIP Turner Mid-Cap Growth Fund
 o LVIP Vanguard International Equity ETF Fund
 o LVIP Protected Profile 2040 Fund
 o MFS VIT Growth Series
 o MFS VIT Utilities Series
 o Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio
 o Neuberger Berman AMT Mid-Cap Growth Portfolio
 o Putnam VT Global Health Care Fund
 o PIMCO VIT CommodityRealReturn Strategy Portfolio

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Lincoln SSgA Aggressive Index Model, the Lincoln SSgA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Delaware VIP Limited-Term Diversified Income Series subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the subaccount groups are as follows:



Group 1                                                     Group 2
Investments must be at least 25% of contract value          Investments cannot exceed 75% of contract value or Account Value
                                                            (if i4LIFE (Reg. TM)
or Account Value (if i4LIFE (Reg. TM) Advantage with        Advantage with Guaranteed Income Benefit is in effect)
                                                            --------------------------------------------------------------------
Guaranteed Income Benefit is in effect)
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other investment options except as discussed below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) High Yield Series
4. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP BlackRock Inflation Protected Bond Fund
7. LVIP Delaware Bond Fund
8. LVIP Delaware Diversified Floating Rate Fund
9. LVIP Dimensional/Vanguard Total Bond Fund
10. LVIP Global Income Fund
11. LVIP SSgA Bond Index Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                            --------------------------------------------------------------------
Account Value (if i4LIFE (Reg. TM) Advantage with
Guaranteed Income Benefit is in effect)
-----------------------------------------------------------
1. Delaware VIP (Reg. TM) REIT Series
2. DWS Alternative Asset Allocation VIP Portfolio
3. LVIP SSgA Emerging Markets 100 Fund

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list, as applicable to your contract. If you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your contract value to the Franklin Templeton Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%,

LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The PIMCO VIT Commodity Real Return (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) High Yield Series oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Dimensional/Vanguard Total Bond Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Protected Profile 2010 Fund oLVIP Protected Profile 2020 Fund oLVIP Protected Profile 2030 Fund oLVIP Protected Profile 2040 Fund oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Protected Profile Moderate Fund, the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund, the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds) or the FTVIPT Franklin Income Securities Fund or to one of the following models: Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Structured Conservative Model, and Lincoln SSgA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the subaccount groups are as follows:



Group 1                                                     Group 2
Investments must be at least 30% of contract value          Investments cannot exceed 70% of contract value or Account Value
                                                            (if i4LIFE (Reg. TM)
or Account Value (if i4LIFE (Reg. TM) Advantage with        Advantage with Guaranteed Income Benefit is in effect)
                                                            --------------------------------------------------------------------
Guaranteed Income Benefit is in effect)
-----------------------------------------------------------
1. American Century VP Inflation Protection Fund            All other funds except as described below.
2. Delaware VIP (Reg. TM) Diversified Income Series
3. Delaware VIP (Reg. TM) Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Dimensional/Vanguard Total Bond Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund



Group 3
Investments cannot exceed 10% of contract value or
Account Value (if i4LIFE (Reg. TM) Advantage with
Guaranteed Income Benefit is in effect)
---------------------------------------------------
1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delaware VIP (Reg. TM) Emerging Markets Series
3. Delaware VIP (Reg. TM) REIT Series
4. DWS Alternative Asset Allocation VIP Portfolio
5. LVIP Cohen & Steers Global Real Estate Fund
6. LVIP SSgA Emerging Markets 100 Fund
7. MFS VIT Utilities Series

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds listed below, as an alternative. If you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio, the Franklin Templeton Founding Investment Strategy and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection* oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series* oDelaware VIP (Reg. TM) Limited-Term Diversified Income Series* oFTVIPT Templeton Global Bond Securities Fund* oLVIP BlackRock Inflation Protected Bond Fund* oLVIP Delaware Bond Fund* oLVIP Delaware Diversified Floating Rate Fund* oLVIP Dimensional/Vanguard Total Bond Fund* oLVIP Global Income Fund* oLVIP SSgA Bond Index Fund* oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Protected Profile 2010 Fund oLVIP Protected Profile 2020 Fund oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to: the LVIP Protected Profile Conservative Fund, the LVIP SSgA Conservative Structured Allocation Fund or the LVIP SSgA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSgA Conservative Index Model and the Lincoln SSgA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Living Benefit Riders

For contracts purchased on or after June 30, 2009, the following optional Living Benefit riders described in this prospectus will no longer be available for election:
 o Lincoln Lifetime IncomeSM Advantage
 o Lincoln Lifetime IncomeSM Advantage Plus
 o Lincoln SmartSecurity (Reg. TM) Advantage
 o 4LATER (Reg. TM) Advantage
 o i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit

For contracts purchased prior to June 30, 2009, contractowners will have the option to elect i4LIFE (Reg. TM) Advantage in the future with the version of the Guaranteed Income Benefit available at the time of the election, if any. We reserve the right to discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.

i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit will continue to be available for purchase by both new and existing contractowners.

Appendix C to this prospectus provides a detailed description of the following Living Benefit riders: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage.

Before electing to drop an existing Living Benefit rider you should consider that you will no longer be able to repurchase that rider or any other Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit and, for contracts purchased before June 30, 2009, with the Guaranteed Income Benefit, if available). You should consider whether you will be eligible to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) which is currently only available for contracts with contract values of at least $50,000 and before an annuity payment option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 (qualified contracts) or age 95 (non-qualified contracts).You should also consider whether the features of i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) will be sufficient to meet your future income needs. Contractowners might consider purchasing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit if they need an income program that provides periodic variable income payments for life, with a minimum payout floor, the ability to make withdrawals during a defined period of time (Access Period) and a death benefit during the Access Period. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit uses a different annuity factor to calculate payments and contractowners might consider other annuity payment options if their annuity payments would be higher. Please refer to The Contracts - i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit section of this prospectus for more details. Before deciding to drop an existing rider you should consult with your broker dealer representative.

The benefits of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. If your contract was purchased prior to June 30, 2009, you may also purchase the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit (if available) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an annuity payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a death benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional purchase payments may be made until the initial Guaranteed Income Benefit is calculated. Additional purchase payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit option under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected the EEB Death Benefit, you must elect a new death benefit. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners with the Account Value death benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the contract value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a death benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.

We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access

Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective (or your initial purchase payment and bonus credit if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date will be equal to the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the annuitant and Secondary Life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the annuitant and Secondary Life (if living);
 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent Regular Income Payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your Regular Income Payments will vary based on the value of your annuity units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular Income Payments will continue for as long as the annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is in effect during the Access Period and will be equal to the greater of:
 o the Account Value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income Payment                       $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

 Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The Regular Income Payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available during the Access Period. This benefit is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and bonus credits and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular Income
   Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the contract value or Account Value.


If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) in the base contract and this death benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

For contracts purchased on or after June 30, 2009, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is not available for election. For contracts purchased prior to June 30, 2009, contractowners will have the option to elect i4LIFE (Reg. TM) Advantage with the then current version of the Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of Appendix C for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections on or after May 21, 2012.

Age                     Percent of Account Value*
-------------------    --------------------------
  Under age 40         2.0%
  40 - 54              2.5%
  55 - under 59.5      3.0%
  59.5 - 64            3.5%
  65 - 69              4.0%
  70 - 74              4.5%
  75 and above         5.0%

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections prior to May 21, 2012.



Age                     Percent of Account Value*
-------------------    --------------------------
  Under age 40         2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%


* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable subaccounts on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for Elections on or after May 21, 2012, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.



8/1/2010 Amount of initial Regular Income Payment:                                    $  4,801
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):          $100,000
8/1/2010 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value):       $  3,500
8/1/2011 Recalculated Regular Income Payment:                                         $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                     $  4,500

The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a living benefit rider) on contracts purchased prior to June 30, 2009. For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. The example assumes an annual payment mode has been elected.



         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected):
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $140,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial Regular Income Payment:                          $  5,411    per year
         Initial Guaranteed Income Benefit (4.5% x $140,000                 $  6,300
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See Appendix C - Lincoln Lifetime IncomeSM - i4LIFE (Reg. TM) Advantage Option for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage prior to June 30, 2009 may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you have elected i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit and the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after October 6, 2008, the minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in Appendix C - 4LATER (Reg. TM) Guaranteed Income Benefit.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or Secondary Life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts issued prior to June 30, 2009. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus

 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.


Continuing this example for the next year's adjustment:

     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:



     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x            $    4,706
     .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:



  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)

  8/6/2010   Death of a contractowner
             Death benefit is greater of
              a) current Reserve Value ($45,000);or
              b) initial Reserve Value minus Scheduled Payment
               ($100,000 - $45,000 = $55,000)
  8/5/2010   Death benefit paid                                  $55,000

If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the death benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                         $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                   $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                        $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                           $ 45,000

     Reserve Value                                                                 $     0
     Reserve Value is reduced to zero which results in termination of the rider
     Initial Reserve Value is greater than payments received
     [$100,000 > ($45,000 + $45,000) = $90,000]
     Final payment made to holder of rights of ownership                           $10,000

General Information

Any previously selected death benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the Annuity Commencement Date, less any surrender charges on purchase payments made within twelve months of annuitization and applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments , bonus credits and persistency credits allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate purchase payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting purchase payments into one or more Guaranteed Periods at any time. The minimum amount of any purchase payment that can be allocated to a Guaranteed Period is $2,000. Each purchase payment and its corresponding bonus credit allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period purchase payment and its corresponding bonus credit will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the contractowner or annuitant.
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.

 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the contractowner. For contracts with bonus credits, purchase payments must be invested for at least twelve months before this waiver will apply.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The Interest Adjustment is calculated by multiplying the transaction amount by:


    (1+A)n    -1
-------------
  (1+B +K)n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.

Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.00% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your contract value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your contract value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the Code imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

Beginning January 1, 2012, our individual variable annuity products will no longer be available for use in connection with qualified plan accounts described in the lists above, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements or Plans.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The Code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the Code),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
More About the S&P Index
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:










                Statement of Additional Information Request Card
                     Lincoln ChoicePlus AssuranceSM (Bonus)
                    Lincoln Life Variable Annuity Account N









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Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (Bonus).


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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                        with EBB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
AllianceBernstein VPS Global Thematic Growth
2003  .       6.599      9.320       80,927        2.753     3.896       3,859       10.775    12.996      12,917
2004  .       9.320      9.620           39        3.896     4.029          39       12.996    13.454          44
2005  .       9.620      9.793           69        4.029     4.110          58       13.454    13.737          49
2006  .       9.793     10.424           74        4.110     4.384          57       13.737    14.667          47
2007  .      10.424     12.276           78        4.384     5.173         137       14.667    17.323          57
2008  .      12.276      6.334           73        5.173     2.674          89       17.323     8.965          32
2009  .       6.334      9.526           23        2.674     4.030          83        8.965    13.524          37
2010  .       9.526     11.095           23        4.030     4.704          77       13.524    15.799          24
2011  .      11.095      8.346           21        4.704     3.545          76       15.799    11.920          19
---------    ------     ------       ------        -----     -----       -----       ------    ------      ------
AllianceBernstein VPS Growth and Income
2003  .       7.897     10.253       21,917        7.884    10.256     153,515       10.758    12.018     125,873
2004  .      10.253     11.200           57       10.256    11.226         480       12.018    13.167         614
2005  .      11.200     11.506           55       11.226    11.556         616       13.167    13.568         796
2006  .      11.506     13.220           52       11.556    13.304         530       13.568    15.636         757
2007  .      13.220     13.615           46       13.304    13.729         479       15.636    16.152         620
2008  .      13.615      7.930           30       13.729     8.013         423       16.152     9.436         527
2009  .       7.930      9.374           17        8.013     9.490         316        9.436    11.187         471
2010  .       9.374     10.385           13        9.490    10.535         265       11.187    12.431         397
2011  .      10.385     10.819           13       10.535    10.997         232       12.431    12.990         315
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
AllianceBernstein VPS International Value
2006  .       N/A         N/A         N/A          9.595    11.846          31        9.314    11.854          53
2007  .      12.196     12.269            3       11.846    12.309          85       11.854    12.327         198
2008  .      12.269      5.629            1*      12.309     5.659          84       12.327     5.673         104
2009  .       5.629      7.429            1*       5.659     7.482          44        5.673     7.508          73
2010  .       7.429      7.610            1*       7.482     7.680          43        7.508     7.715          46
2011  .       7.610      6.021            1*       7.680     6.089          42        7.715     6.122          42
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
AllianceBernstein VPS Large Cap Growth
2003  .       N/A         N/A         N/A          4.250     5.160      14,733       10,384    11,498      18,877
2004  .       9.832     10.462            1*       5.160     5.502          60       11.498    12.272          40
2005  .      10.462     11.801            2        5.502     6.218          69       12.272    13.884          70
2006  .      11.801     11.516            2        6.218     6.080          22       13.884    13.589          53
2007  .      11.516     12.851            1*       6.080     6.798          20       13.589    15.210          30
2008  .      12.851      7.596            1*       6.798     4.026          19       15.210     9.017          21
2009  .       7.596     10.228            1*       4.026     5.432          22        9.017    12.179          15
2010  .      10.228     11.033            1*       5.432     5.872          22       12.179    13.177          12
2011  .      11.033     10.482            1*       5.872     5.590          21       13.177    12.556          11
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
AllianceBernstein VPS Small/Mid Cap Value
2003  .      10.915     15.104       26,525       10.943    15.174      15,598       10.659    13.131      20,773
2004  .      15.104     17.664           43       15.174    17.781          66       13.131    15.402         127
2005  .      17.664     18.500           38       17.781    18.660         102       15.402    16.179         199
2006  .      18.500     20.750           36       18.660    20.971         102       16.179    18.202         188
2007  .      20.750     20.692           35       20.971    20.954          88       18.202    18.205         111
2008  .      20.692     13.058           33       20.954    13.250          65       18.205    11.523         130
2009  .      13.058     18.295           14       13.250    18.602          67       11.523    16.193         124
2010  .      18.295     22.747           13       18.602    23.174          56       16.193    20.194         113
2011  .      22.747     20.415           13       23.174    20.840          59       20.194    18.178         110
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------

                       with EBB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
American Century Investments VP Inflation Protection Fund
2004  .       9.948    10.395          21       10.000    10.407         341      10.012    10.414          248
2005  .      10.395    10.368          30       10.407    10.402         572      10.414    10.419          701
2006  .      10.368    10.344          22       10.402    10.398         549      10.419    10.425          681
2007  .      10.344    11.125          20       10.398    11.206         480      10.425    11.246          520
2008  .      11.125    10.752          22       11.206    10.851         468      11.246    10.901          527
2009  .      10.752    11.641          16       10.851    11.772         439      10.901    11.839          519
2010  .      11.641    12.016          12       11.772    12.176         397      11.839    12.257          499
2011  .      12.016    13.188          13       12.176    13.390         340      12.257    13.493          452
---------    ------    ------          --       ------    ------         ---      ------    ------          ---
American Funds Global Growth Fund
2004  .      10.082    11.256           2       10.000    11.269          45      10.083    11.276           29
2005  .      11.256    12.611           3       11.269    12.652         105      11.276    12.672           89
2006  .      12.611    14.916           6       12.652    14.994          72      12.672    15.033          118
2007  .      14.916    16.826           5       14.994    16.947          82      15.033    17.008          113
2008  .      16.826    10.181           5       16.947    10.275          85      17.008    10.323          149
2009  .      10.181    14.230           4       10.275    14.390          75      10.323    14.471          146
2010  .      14.230    15.618           4       14.390    15.825          63      14.471    15.930          128
2011  .      15.618    13.976           1*      15.825    14.190          56      15.930    14.298           94
---------    ------    ------          --       ------    ------         ---      ------    ------          ---
American Funds Global Small Capitalization Fund
2003  .       8.845    13.338      31,822        5.667     8.562      52,367      11.531    14.139       36,330
2004  .      13.338    15.836          25        8.562    10.186         176      14.139    16.837          178
2005  .      15.836    19.496          47       10.186    12.566         336      16.837    20.791          241
2006  .      19.496    23.755          49       12.566    15.341         328      20.791    25.408          244
2007  .      23.755    28.330          47       15.341    18.333         341      25.408    30.394          225
2008  .      28.330    12.932          45       18.333     8.385         262      30.394    13.916          204
2009  .      12.932    20.487          22        8.385    13.311         238      13.916    22.112          157
2010  .      20.487    24.632          22       13.311    16.036         216      22.112    26.665          113
2011  .      24.632    19.561          21       16.036    12.760         202      26.665    21.239           87
---------    ------    ------      ------       ------    ------      ------      ------    ------       ------
American Funds Growth Fund
2003  .       8.023    10.780      91,692        5.322     7.165     581,694      10.775    12.322      389,491
2004  .      10.780    11.911         120        7.165     7.933       2,078      12.322    13.655        2,005
2005  .      11.911    13.593         186        7.933     9.071       2,736      13.655    15.630        2,495
2006  .      13.593    14.715         169        9.071     9.839       2,609      15.630    16.971        2,430
2007  .      14.715    16.237         191        9.839    10.878       2,263      16.971    18.782        2,053
2008  .      16.237     8.935         132       10.878     5.998       1,990      18.782    10.367        1,788
2009  .       8.935    12.234          72        5.998     8.229       1,723      10.367    14.237        1,459
2010  .      12.234    14.260          61        8.229     9.612       1,423      14.237    16.646        1,156
2011  .      14.260    13.407          56        9.612     9.055       1,260      16.646    15.696          967
---------    ------    ------      ------       ------    ------     -------      ------    ------      -------
American Funds Growth-Income Fund
2003  .       8.443    10.982     113,724        8.459    11.024     429,950      10.819    12.296      458,192
2004  .      10.982    11.905         240       11.024    11.975       1,556      12.296    13.370        2,298
2005  .      11.905    12.375         365       11.975    12.472       1,832      13.370    13.939        2,766
2006  .      12.375    14.002         425       12.472    14.140       1,688      13.939    15.819        2,634
2007  .      14.002    14.446         293       14.140    14.617       1,445      15.819    16.370        2,321
2008  .      14.446     8.818         219       14.617     8.940       1,270      16.370    10.022        1,924
2009  .       8.818    11.366         151        8.940    11.547       1,022      10.022    12.958        1,603
2010  .      11.366    12.439         136       11.547    12.663         878      12.958    14.223        1,363
2011  .      12.439    11.993          93       12.663    12.233         790      14.223    13.755        1,201
---------    ------    ------     -------       ------    ------     -------      ------    ------      -------
American Funds International Fund
2003  .       8.546    11.319      12,626        5.196     6.896     213,360      10.931    13.203       92,440
2004  .      11.319    13.265          45        6.896     8.098         757      13.203    15.519          682
2005  .      13.265    15.830          51        8.098     9.683         993      15.519    18.576          965
2006  .      15.830    18.498          54        9.683    11.338         973      18.576    21.772          945
2007  .      18.498    21.806          38       11.338    13.392         831      21.772    25.742          845
2008  .      21.806    12.395          27       13.392     7.628         710      25.742    14.676          731
2009  .      12.395    17.418          22        7.628    10.740         634      14.676    20.685          531
2010  .      17.418    18.344          19       10.740    11.334         571      20.685    21.852          423
2011  .      18.344    15.501          18       11.334     9.596         520      21.852    18.520          369
---------    ------    ------     -------       ------    ------     -------      ------    ------      -------
Blackrock Global Allocation VI
2009  .      11.293    11.558           1*      10.086    11.573          64      10.118    11.580           83
2010  .      11.558    12.460           1*      11.573    12.501         106      11.580    12.521          111
2011  .      12.460    11.792           1*      12.501    11.854         130      12.521    11.886          131
---------    ------    ------     -------       ------    ------     -------      ------    ------      -------

                       with EBB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP (Reg. TM) Diversified Income Series
2004  .      10.197   10.862          14        10.000    10.875         237       10.043    10.881         280
2005  .      10.862   10.605          15        10.875    10.639         536       10.881    10.656         741
2006  .      10.605   11.204           6        10.639    11.263         561       10.656    11.292         780
2007  .      11.204   11.820           1*       11.263    11.906         519       11.292    11.949         749
2008  .      11.820   11.041           1*       11.906    11.143         505       11.949    11.194         821
2009  .      11.041   13.735           6        11.143    13.889         628       11.194    13.967         877
2010  .      13.735   14.551           5        13.889    14.744         497       13.967    14.842         803
2011  .      14.551   15.171           6        14.744    15.403         424       14.842    15.521         648
---------    ------   ------          --        ------    ------         ---       ------    ------         ---
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .      20.222   23.491           3        14.430    19.378          34       10.103    13.576         100
2005  .      23.491   29.327          29        19.378    24.241         107       13.576    17.000         229
2006  .      29.327   36.526           5        24.241    30.253         122       17.000    21.237         209
2007  .      36.526   49.690           5        30.253    41.238         120       21.237    28.977         188
2008  .      49.690   23.579           3        41.238    19.608         101       28.977    13.792         165
2009  .      23.579   41.147           3        19.608    34.285          98       13.792    24.140         114
2010  .      41.147   47.773           2        34.285    39.886          86       24.140    28.111         118
2011  .      47.773   37.535           2        39.886    31.401          76       28.111    22.154          78
---------    ------   ------          --        ------    ------         ---       ------    ------         ---
Delaware VIP (Reg. TM) High Yield Series
2003  .       9.928   12.541      19,329         8.435    10.676      67,894       10.265    11.078     154,629
2004  .      12.541   14.045          32        10.676    11.980         340       11.078    12.443         619
2005  .      14.045   14.256          29        11.980    12.184         404       12.443    12.668         804
2006  .      14.256   15.708          26        12.184    13.453         349       12.668    14.001         730
2007  .      15.708   15.821          21        13.453    13.576         316       14.001    14.144         623
2008  .      15.821   11.743          14        13.576    10.097         317       14.144    10.530         695
2009  .      11.743   17.145          13        10.097    14.771         334       10.530    15.419         645
2010  .      17.145   19.350          11        14.771    16.705         247       15.419    17.455         597
2011  .      19.350   19.448          10        16.705    16.823         142       17.455    17.596         308
---------    ------   ------      ------        ------    ------      ------       ------    ------     -------
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A       N/A         N/A         10.000     9.973           5        9.856     9.930          82
2006  .       N/A       N/A         N/A          9.973    10.240           2        9.930    10.206          31
2007  .       N/A       N/A         N/A         10.240    10.504          33       10.206    10.479          32
2008  .      10.366   10.147           4        10.504    10.270          71       10.479    10.256          57
2009  .      10.147   11.220          49        10.270    11.379         137       10.256    11.375         191
2010  .      11.220   11.494          53        11.379    11.680          94       11.375    11.687         200
2011  .      11.494   11.577          64        11.680    11.788          65       11.687    11.808         223
---------    ------   ------      ------        ------    ------      ------       ------    ------     -------
Delaware VIP (Reg. TM) REIT Series
2003  .      10.641   13.976      12,993        11.729    15.436      47,570       10.397    12.197     106,643
2004  .      13.976   17.994          31        15.436    19.913         294       12.197    15.751         563
2005  .      17.994   18.885          33        19.913    20.941         349       15.751    16.581         682
2006  .      18.885   24.544          34        20.941    27.270         315       16.581    21.613         637
2007  .      24.544   20.688          30        27.270    23.032         233       21.613    18.273         422
2008  .      20.688   13.149          24        23.032    14.668         180       18.273    11.649         345
2009  .      13.149   15.915          21        14.668    17.790         149       11.649    14.142         279
2010  .      15.915   19.791          19        17.790    22.166         137       14.142    17.639         251
2011  .      19.791   21.502          19        22.166    24.131         121       17.639    19.221         216
---------    ------   ------      ------        ------    ------      ------       ------    ------     -------
Delaware VIP (Reg. TM) Small Cap Value Series
2003  .      10.165   14.144      37,683        12.004    16.735      43,212       10.841    13.168      72,002
2004  .      14.144   16.831          62        16.735    19.955         179       13.168    15.716         409
2005  .      16.831   18.043          92        19.955    21.435         293       15.716    16.899         579
2006  .      18.043   20.537          56        21.435    24.445         274       16.899    19.292         538
2007  .      20.537   18.791          50        24.445    22.412         223       19.292    17.705         439
2008  .      18.791   12.906          50        22.412    15.424         195       17.705    12.197         313
2009  .      12.906   16.677          32        15.424    19.970         140       12.197    15.808         258
2010  .      16.677   21.607          31        19.970    25.926         117       15.808    20.542         200
2011  .      21.607   20.884          30        25.926    25.109         104       20.542    19.915         155
---------    ------   ------      ------        ------    ------      ------       ------    ------     -------

                        with EBB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2003  .       8.900     11.783       78,462        5.081      6.740      131,452       10.831    12.550     104,309
2004  .      11.783     12.998           51        6.740      7.450          501       12.550    13.886         438
2005  .      12.998     13.483           75        7.450      7.744          499       13.886    14.447         488
2006  .      13.483     14.214           76        7.744      8.180          446       14.447    15.276         457
2007  .      14.214     15.420           72        8.180      8.892          316       15.276    16.623         347
2008  .      15.420      8.048           65        8.892      4.650          238       16.623     8.701         271
2009  .       8.048     12.202           26        4.650      7.065          229        8.701    13.233         218
2010  .      14.487     16.382           24        8.401      9.503          246       15.747    17.819         162
2011  .      16.382     17.360           24        9.503     10.091          210       17.819    18.940         133
---------    ------     ------       ------        -----     ------      -------       ------    ------     -------
Delaware VIP (Reg. TM) US Growth Series
2003  .       8.083      9.794        7,503        8.106      9.841       94,247       10.590    11.469      66,976
2004  .       9.794      9.911           24        9.841      9.978          273       11.469    11.640         331
2005  .       9.911     11.137           26        9.978     11.235          243       11.640    13.119         326
2006  .      11.137     11.163           24       11.235     11.284          187       13.119    13.190         298
2007  .      11.163     12.321           16       11.284     12.479          170       13.190    14.601         255
2008  .      12.321      6.915           10       12.479      7.017          136       14.601     8.219         198
2009  .       6.915      9.708            8        7.017      9.872          139        8.219    11.574         173
2010  .       9.708     10.826            4        9.872     11.031          116       11.574    12.946         140
2011  .      10.826     11.430            3       11.031     11.670           98       12.946    13.710         100
---------    ------     ------       ------       ------     ------      -------       ------    ------     -------
Delaware VIP (Reg. TM) Value Series
2003  .       8.225     10.348        6,290        8.692     10.959        2,740       10.831    12.049      29,534
2004  .      10.348     11.646           18       10.959     12.358           69       12.049    13.601         113
2005  .      11.646     12.101           14       12.358     12.866          253       13.601    14.175         215
2006  .      12.101     14.713           11       12.866     15.675          246       14.175    17.286         269
2007  .      14.713     14.018            7       15.675     14.964          260       17.286    16.519         250
2008  .      14.018      9.146            5       14.964      9.783          218       16.519    10.810         182
2009  .       9.146     10.568            5        9.783     11.327          256       10.810    12.529         135
2010  .      10.568     11.971            4       11.327     12.855          169       12.529    14.234         124
2011  .      11.971     12.846            4       12.855     13.823          154       14.234    15.320         102
---------    ------     ------       ------       ------     ------      -------       ------    ------     -------
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A         N/A         N/A          N/A         N/A         N/A         10.895    11.493           4
2010  .       N/A         N/A         N/A         11.491     12.683            3       11.493    12.698          20
2011  .       N/A         N/A         N/A         12.683     12.093            4       12.698    12.119          22
---------    ------     ------       ------       ------     ------      -------       ------    ------     -------
DWS VIP Equity 500 Index
2003  .      10.879     12.018        2,752       10.730     12.033        7,232       10.680    12.040      68,765
2004  .      12.018     13.021           19       12.033     13.064          114       12.040    13.085         241
2005  .      13.021     13.354            8       13.064     13.424          141       13.085    13.459         281
2006  .      13.354     15.115            9       13.424     15.225          128       13.459    15.280         210
2007  .      15.115     15.593            9       15.225     15.737          123       15.280    15.810         178
2008  .      15.593      9.596            9       15.737      9.704          105       15.810     9.759         143
2009  .       9.596     11.878           10        9.704     12.036           97        9.759    12.116         114
2010  .      11.878     13.360           10       12.036     13.565           89       12.116    13.669         109
2011  .      13.360     13.318           10       13.565     13.550           78       13.669    13.667          95
---------    ------     ------       ------       ------     ------      -------       ------    ------     -------
DWS VIP Small Cap Index
2003  .      11.700     13.514       63,190       11.582     13.531        1,433       11.182    13.539      30,375
2004  .      13.514     15.593           33       13.531     15.643           53       13.539    15.669         173
2005  .      15.593     15.926           56       15.643     16.010           53       15.669    16.052         153
2006  .      15.926     18.331           55       16.010     18.464           37       16.052    18.531         138
2007  .      18.331     17.615           55       18.464     17.779           38       18.531    17.861         123
2008  .      17.615     11.362           52       17.779     11.490           35       17.861    11.555         102
2009  .      11.362     14.090           22       11.490     14.278           17       11.555    14.373          61
2010  .      14.090     17.452           22       14.278     17.721           12       14.373    17.856          53
2011  .      17.452     16.356           22       17.721     16.641           10       17.856    16.785          28
---------    ------     ------       ------       ------     ------      -------       ------    ------     -------

                        with EBB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .       9.708     12.224      12,234         9.732    12.278      42,504       10.775    12.260     102,054
2004  .      12.224     13.826          30        12.278    13.915         226       12.260    13.909         415
2005  .      13.826     15.841          58        13.915    15.975         500       13.909    15.985         765
2006  .      15.841     17.337          35        15.975    17.519         522       15.985    17.547         749
2007  .      17.337     19.974          28        17.519    20.224         457       17.547    20.277         677
2008  .      19.974     11.242          19        20.224    11.406         432       20.277    11.447         591
2009  .      11.242     14.958          19        11.406    15.206         393       11.447    15.276         554
2010  .      14.958     17.178          17        15.206    17.498         356       15.276    17.596         448
2011  .      17.178     16.402          18        17.498    16.741         320       17.596    16.851         346
---------    ------     ------      ------        ------    ------      ------       ------    ------     -------
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2003  .       8.370     10.689         620         8.260    10.570      27,003       10.737    12.403      49,556
2004  .      10.689     11.678          17        10.570    11.571         167       12.403    13.591         333
2005  .      11.678     12.108          31        11.571    12.022         300       13.591    14.135         476
2006  .      12.108     14.263          30        12.022    14.188         312       14.135    16.699         404
2007  .      14.263     14.186          29        14.188    14.141         288       16.699    16.660         382
2008  .      14.186      7.968          18        14.141     7.958         245       16.660     9.385         281
2009  .       7.968     10.164           1*        7.958    10.172         163        9.385    12.009         245
2010  .      10.164     11.472           1*       10.172    11.504         148       12.009    13.595         205
2011  .      11.472     11.341           1*       11.504    11.396         122       13.595    13.480         183
---------    ------     ------      ------        ------    ------      ------       ------    ------     -------
Fidelity (Reg. TM) VIP Growth Portfolio
2003  .       N/A         N/A         N/A          4.636     6.047      32,858       10.623    12.293      22,014
2004  .       9.526      9.648          14         6.047     6.137         188       12.293    12.488         137
2005  .       9.648      9.997          14         6.137     6.372         355       12.488    12.979         214
2006  .       9.997     10.464          14         6.372     6.683         385       12.979    13.626         188
2007  .      10.464     13.017          16         6.683     8.330         321       13.626    17.002         174
2008  .      13.017      6.736          13         8.330     4.320         293       17.002     8.825         142
2009  .       6.736      8.467           2         4.320     5.440         176        8.825    11.125         118
2010  .       8.467     10.300           2         5.440     6.631         165       11.125    13.574          97
2011  .      10.300     10.113           1*        6.631     6.524         160       13.574    13.368          87
---------    ------     ------      ------        ------    ------      ------       ------    ------     -------
Fidelity (Reg. TM) VIP Mid Cap
2005  .      10.095     11.554          13        10.000    11.568          54       10.097    11.574          58
2006  .      11.554     12.756           9        11.568    12.796         199       11.574    12.816         148
2007  .      12.756     14.450           9        12.796    14.524         228       12.816    14.562         201
2008  .      14.450      8.571          13        14.524     8.632         196       14.562     8.663         200
2009  .       8.571     11.764          14         8.632    11.872         173        8.663    11.927         195
2010  .      11.764     14.856          12        11.872    15.022         151       11.927    15.106         143
2011  .      14.856     13.007          10        15.022    13.179         131       15.106    13.266          87
---------    ------     ------      ------        ------    ------      ------       ------    ------     -------
Fidelity (Reg. TM) VIP Overseas Portfolio
2003  .       8.513     11.960       9,325         5.225     7.355      96,331       11.227    14.193      46,263
2004  .      11.960     13.311          34         7.355     8.202         422       14.193    15.844         318
2005  .      13.311     15.529          33         8.202     9.588         629       15.844    18.539         462
2006  .      15.529     17.962          31         9.588    11.113         595       18.539    21.509         413
2007  .      17.962     20.650          29        11.113    12.801         507       21.509    24.802         329
2008  .      20.650     11.366          21        12.801     7.060         429       24.802    13.692         267
2009  .      11.366     14.090           7         7.060     8.770         304       13.692    17.025         238
2010  .      14.090     15.614           6         8.770     9.738         254       17.025    18.923         189
2011  .      15.614     12.676           5         9.738     7.921         234       18.923    15.409         164
---------    ------     ------      ------        ------    ------      ------       ------    ------     -------
FTVIPT Franklin Income Securities
2006  .       N/A         N/A         N/A         10.097    11.225         121        9.997    11.232          81
2007  .      11.927     11.425          32        11.225    11.462         226       11.232    11.481         184
2008  .      11.425      7.894          24        11.462     7.935         234       11.481     7.956         155
2009  .       7.894     10.512           9         7.935    10.589         330        7.956    10.627         415
2010  .      10.512     11.634           5        10.589    11.741         218       10.627    11.795         114
2011  .      11.634     11.698           4        11.741    11.830         128       11.795    11.897         126
---------    ------     ------      ------        ------    ------      ------       ------    ------     -------

                        with EBB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2003  .       8.611     11.607       1,793         4.708      6.359       57,568       10.739    12.955     20,863
2004  .      11.607     12.708           5         6.359      6.977          169       12.955    14.227        103
2005  .      12.708     13.079           5         6.977      7.195          241       14.227    14.686        164
2006  .      13.079     13.962           6         7.195      7.696          196       14.686    15.725        157
2007  .      13.962     15.255           5         7.696      8.425          189       15.725    17.232        132
2008  .      15.255      8.616           2         8.425      4.768          159       17.232     9.761        122
2009  .       8.616     12.149           2         4.768      6.737          140        9.761    13.806        100
2010  .      12.149     15.229           2         6.737      8.461          148       13.806    17.358        122
2011  .      15.229     14.234           2         8.461      7.925           89       17.358    16.273         72
---------    ------     ------       -----         -----      -----       ------       ------    ------     ------
FTVIPT Mutual Shares Securities
2006  .      10.144     11.256           1*        9.843     11.270          105        9.843    11.277         95
2007  .      11.256     11.440           3        11.270     11.477           97       11.277    11.495        108
2008  .      11.440      7.066           7        11.477      7.104          107       11.495     7.122        158
2009  .       7.066      8.748           6         7.104      8.812           84        7.122     8.843        112
2010  .       8.748      9.554           6         8.812      9.643           83        8.843     9.687        116
2011  .       9.554      9.286           5         9.643      9.391           66        9.687     9.443         74
---------    ------     ------       -----        ------     ------       ------       ------    ------     ------
FTVIPT Templeton Global Bond Securities
2005  .       N/A         N/A         N/A          9.811      9.876            3       10.051     9.881          1*
2006  .       N/A         N/A         N/A          9.876     10.960           49        9.881    10.977         61
2007  .      11.305     11.912           2        10.960     11.973          128       10.977    12.004        131
2008  .      11.912     12.425           2        11.973     12.514          238       12.004    12.559        266
2009  .      12.425     14.484           2        12.514     14.617          222       12.559    14.684        306
2010  .      14.484     16.281           2        14.617     16.463          219       14.684    16.555        280
2011  .      16.281     15.851           4        16.463     16.061          196       16.555    16.167        243
---------    ------     ------       -----        ------     ------       ------       ------    ------     ------
FTVIPT Templeton Growth Securities Fund
2003  .       N/A         N/A         N/A          7.952     10.340       26,542       10.629    12.693     21,913
2004  .      10.793     12.299          11        10.340     11.807           80       12.693    14.508        157
2005  .      12.299     13.151          10        11.807     12.649          200       14.508    15.559        215
2006  .      13.151     15.733          10        12.649     15.163          180       15.559    18.670        231
2007  .      15.733     15.815          10        15.163     15.273          133       18.670    18.824        154
2008  .      15.815      8.959           9        15.273      8.669           86       18.824    10.695        100
2009  .       8.959     11.536           9         8.669     11.185           68       10.695    13.813         70
2010  .      11.536     12.168           9        11.185     11.821           59       13.813    14.613         61
2011  .      12.168     11.117           9        11.821     10.822           50       14.613    13.391         53
---------    ------     ------       -----        ------     ------       ------       ------    ------     ------
Invesco V.I. Core Equity
2006  .      10.651     11.469           1*       10.750     11.591            3       13.312    14.364          2
2007  .      11.469     12.152           1*       11.591     12.306            3       14.364    15.265          2
2008  .      12.152      8.316           1*       12.306      8.438            9       15.265    10.478          6
2009  .       8.316     10.453           1*        8.438     10.628            3       10.478    13.210          9
2010  .      10.453     11.216           1*       10.628     11.427            3       13.210    14.217         12
2011  .      11.216     10.984           1*       11.427     11.212            3       14.217    13.964          6
---------    ------     ------       -----        ------     ------       ------       ------    ------     ------
Invesco V.I. International Growth Fund
2003  .       8.765     11.071         455         8.785     11.117       15,104       10.737    12.481      8,116
2004  .      11.071     13.451          17        11.117     13.535           22       12.481    15.209         10
2005  .       N/A         N/A         N/A         13.535     15.678           25       15.209    17.635         19
2006  .       N/A         N/A         N/A         15.678     19.731           24       17.635    22.216         21
2007  .       N/A         N/A         N/A         19.731     22.223           11       22.216    25.048         10
2008  .       N/A         N/A         N/A         22.223     13.002            9       25.048    14.670          9
2009  .      16.772     16.986           1*       13.002     17.263            1*      14.670    19.497          8
2010  .      16.986     18.787           1*       17.263     19.132            1*      19.497    21.628          7
2011  .      18.787     17.161           1*       19.132     17.511            1*      21.628    19.816          6
---------    ------     ------       -----        ------     ------       ------       ------    ------     ------
Invesco Van Kampen V.I. Capital Growth Fund
2006  .      11.506     11.315          52         N/A         N/A         N/A         14.607    14.394         10
2007  .      11.315     12.417          52         N/A         N/A         N/A         14.394    15.844          5
2008  .      12.417      6.997          53         N/A         N/A         N/A         15.844     8.955          5
2009  .       6.997      8.296          27         N/A         N/A         N/A          8.955    10.649          8
2010  .       8.296      9.387          27         N/A         N/A         N/A         10.649    12.085         12
2011  .       9.387      8.471          27         N/A         N/A         N/A         12.085    10.939          4
---------    ------     ------       -----        ------     ------       ------       ------    ------     ------

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Janus Aspen Balanced Portfolio
2003  .       N/A         N/A         N/A          9.793     10.960      13,710        10.226     10.850       4,015
2004  .       N/A         N/A         N/A         10.960     11.680          39        10.850     11.575          90
2005  .       N/A         N/A         N/A         11.680     12.375          43        11.575     12.276          87
2006  .       N/A         N/A         N/A         12.375     13.447          46        12.276     13.353         108
2007  .      13.647     14.417           2        13.447     14.595          41        13.353     14.507         112
2008  .      14.417     11.886           1*       14.595     12.057          39        14.507     11.996         123
2009  .      11.886     14.660           1*       12.057     14.901          27        11.996     14.840         109
2010  .      14.660     15.568           1*       14.901     15.855          22        14.840     15.807          79
2011  .       N/A         N/A         N/A         15.855     15.815          13        15.807     15.782          80
---------    ------     ------        ----        ------     ------      ------        ------     ------       -----
Janus Aspen Enterprise Portfolio
2003  .       8.032     10.632      41,834         8.052     10.680       3,013        10.869     12.405       5,174
2004  .      10.632     12.580          25        10.680     12.662          13        12.405     14.723          34
2005  .      12.580     13.842          44        12.662     13.960          16        14.723     16.248          69
2006  .      13.842     15.404          47        13.960     15.566          15        16.248     18.136          62
2007  .      15.404     18.418          46        15.566     18.650          20        18.136     21.750          59
2008  .      18.418     10.156          39        18.650     10.304          19        21.750     12.029          31
2009  .      10.156     14.408          13        10.304     14.647           9        12.029     17.116          26
2010  .      14.408     17.762          13        14.647     18.094           9        17.116     21.165          18
2011  .      17.762     17.157          13        18.094     17.512           7        21.165     20.505          16
---------    ------     ------      ------        ------     ------      ------        ------     ------       -----
Janus Aspen Worldwide
2003  .       8.395     10.198         297         8.417     10.245       6,760        10.906     12.213       7,557
2004  .      10.198     10.470           1*       10.245     10.539           8        12.213     12.576          10
2005  .      10.470     10.855           1*       10.539     10.949           8        12.576     13.078           7
2006  .       N/A         N/A         N/A         10.949     12.708           7        13.078     15.195           7
2007  .       N/A         N/A         N/A         12.708     13.677           6        15.195     16.370           7
2008  .       N/A         N/A         N/A         13.677      7.429           4        16.370      8.900           6
2009  .       N/A         N/A         N/A          7.429     10.046           1*        8.900     12.047           6
2010  .       N/A         N/A         N/A         10.046     11.420           1*       12.047     13.710           5
2011  .       N/A         N/A         N/A         11.420      9.667           1*       13.710     11.616           1*
---------    ------     ------      ------        ------     ------      ------        ------     ------       -----
LVIP Baron Growth Opportunities(4)
2006  .       N/A         N/A         N/A         10.014     10.619           1*        9.402     10.626           2
2007  .      11.110     10.774           1*       10.619     10.808          34        10.626     10.826          10
2008  .      10.774      6.440           5        10.808      6.474          42        10.826      6.491          84
2009  .       6.440      8.749           6         6.474      8.813          57         6.491      8.845          94
2010  .       8.749     10.861           5         8.813     10.961          29         8.845     11.012          62
2011  .      10.861     11.096           4        10.961     11.221          35        11.012     11.285          46
---------    ------     ------      ------        ------     ------      ------        ------     ------       -----
LVIP BlackRock Inflation Protected Bond
2010  .       N/A         N/A         N/A         10.151     10.099           1*        N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.099     11.119          33        10.105     11.137          30
---------    ------     ------      ------        ------     ------      ------        ------     ------       -----
LVIP Capital Growth
2007  .       N/A         N/A         N/A          9.771     10.704           2         9.772     10.711           1*
2008  .       N/A         N/A         N/A         10.704      6.138           2        10.711      6.148           2
2009  .       N/A         N/A         N/A          6.138      8.126           2         6.148      8.147           2
2010  .       N/A         N/A         N/A          8.126      9.490           2         8.147      9.524           1*
2011  .       N/A         N/A         N/A          9.490      8.476           4         9.524      8.515           1*
---------    ------     ------      ------        ------     ------      ------        ------     ------       -----
LVIP Cohen & Steers Global Real Estate
2007  .       9.411      8.211           3        10.086      8.221          38         9.558      8.226          62
2008  .       8.211      4.663           1*        8.221      4.678          80         8.226      4.686          75
2009  .       4.663      6.297           1*        4.678      6.330         113         4.686      6.346          82
2010  .       6.297      7.277           1*        6.330      7.329          85         6.346      7.356          91
2011  .       7.277      6.510           1*        7.329      6.571          90         7.356      6.601          83
---------    ------     ------      ------        ------     ------      ------        ------     ------       -----
LVIP Columbia Value Opportunities
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          9.112      9.364           1*
2008  .       5.309      6.046           2         8.584      6.067           2         9.364      6.076          16
2009  .       6.046      7.385           2         6.067      7.424           1*        6.076      7.443          26
2010  .       7.385      9.027           2         7.424      9.093           1*        7.443      9.125           9
2011  .       9.027      8.688           4         9.093      8.769           4         9.125      8.809           5
---------    ------     ------      ------        ------     ------      ------        ------     ------       -----

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Delaware Bond
2003  .      10.214     10.005       65,798       10.165     10.017      502,305       10.163     10.023      667,556
2004  .      10.005     10.322          192       10.017     10.356        1,643       10.023     10.372        2,827
2005  .      10.322     10.380          208       10.356     10.434        2,094       10.372     10.462        3,636
2006  .      10.380     10.648          193       10.434     10.726        1,978       10.462     10.765        3,371
2007  .      10.648     10.999          155       10.726     11.101        1,729       10.765     11.153        3,080
2008  .      10.999     10.451          129       11.101     10.569        1,384       11.153     10.628        2,411
2009  .      10.451     12.161           84       10.569     12.323        1,091       10.628     12.405        2,058
2010  .      12.161     12.914           59       12.323     13.112          950       12.405     13.213        1,863
2011  .      12.914     13.604           45       13.112     13.841          777       13.213     13.961        1,505
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A         10.038     10.040            4       10.048     10.046            4
2011  .       N/A         N/A         N/A         10.040      9.833            7       10.046      9.849           21
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Delaware Foundation Aggressive Allocation(5)
2003  .       N/A         N/A         N/A         10.612     11.346        4,757       10.497     11.352          498
2004  .       N/A         N/A         N/A         11.346     12.648           16       11.352     12.667           20
2005  .      12.607     13.191            2       12.648     13.260           23       12.667     13.293           37
2006  .      13.191     14.798            2       13.260     14.905           24       13.293     14.958           46
2007  .      14.798     15.423            2       14.905     15.566           24       14.958     15.636           55
2008  .      15.423     10.090            2       15.566     10.204           23       15.636     10.260           58
2009  .      10.090     13.047            2       10.204     13.221           22       10.260     13.307           42
2010  .      13.047     14.378            2       13.221     14.599           15       13.307     14.709           37
2011  .      14.378     13.801            2       14.599     14.041           13       14.709     14.161           34
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Delaware Growth and Income
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A         N/A         N/A         10.740     11.435           15       10.637     11.453           12
2007  .       N/A         N/A         N/A         11.435     11.913           16       11.453     11.943           25
2008  .       N/A         N/A         N/A         11.913      7.504           16       11.943      7.530           15
2009  .       N/A         N/A         N/A          7.504      9.174           68        7.530      9.216           13
2010  .       N/A         N/A         N/A          9.174     10.161           48        9.216     10.218           12
2011  .       N/A         N/A         N/A         10.161     10.084           42       10.218     10.150           10
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Delaware Social Awareness
2003  .      10.772     12.248       16,847       10.843     12.263      109,310       11.009     12.271       89,167
2004  .      12.248     13.524           47       12.263     13.568          348       12.271     13.590          463
2005  .      13.524     14.844           45       13.568     14.922          466       13.590     14.961          603
2006  .      14.844     16.332           41       14.922     16.451          411       14.961     16.510          556
2007  .      16.332     16.475           38       16.451     16.628          370       16.510     16.705          475
2008  .      16.475     10.576           29       16.628     10.696          287       16.705     10.756          357
2009  .      10.576     13.456           16       10.696     13.636          209       10.756     13.726          301
2010  .      13.456     14.694           12       13.636     14.919          168       13.726     15.034          241
2011  .      14.694     14.473           10       14.919     14.725          146       15.034     14.852          199
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Delaware Special Opportunities
2007  .       N/A         N/A         N/A          9.945      9.142           16        9.879      9.148            6
2008  .       7.430      5.663            1*       9.142      5.681           40        9.148      5.690           10
2009  .       N/A         N/A         N/A          5.681      7.268           29        5.690      7.287           13
2010  .       N/A         N/A         N/A          7.268      9.311           32        7.287      9.345           26
2011  .       9.244      8.577            2        9.311      8.656           30        9.345      8.696           18
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Dimensional Non-US Equity
2011  .       N/A         N/A         N/A         10.156      8.300           11        9.986      8.305           13
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Dimensional US Equity
2011  .       N/A         N/A         N/A         10.162      9.356           13        9.644      9.362           24
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Dimensional/Vanguard Total Bond
2011  .      10.321     10.331            6       10.037     10.344           29       10.045     10.350           25
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Global Income
2009  .      10.643     10.661            1*      10.224     10.673           18       10.117     10.682           21
2010  .      10.661     11.457            1*      10.673     11.492           40       10.682     11.514           35
2011  .      11.457     11.346            2       11.492     11.404           37       11.514     11.436           33
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------
LVIP Growth Fund(2)
2005  .       N/A         N/A         N/A         10.008     10.821            3       10.273     10.827           11
2006  .       N/A         N/A         N/A         10.821     11.279            4       10.827     11.297            7
---------    ------     ------       ------       ------     ------      -------       ------     ------      -------

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Growth Opportunities(3)
2005  .       N/A         N/A         N/A         10.681     11.443            1*       N/A         N/A         N/A
2006  .      13.212     12.336           1*       11.443     12.375           12       12.105     12.395            4
---------    ------     ------        ----        ------     ------           --       ------     ------        -----
LVIP Janus Capital Appreciation
2003  .       N/A         N/A         N/A          N/A         N/A         N/A         11.474     12.199        1,837
2004  .      11.987     12.559           7        12.192     12.600           27       12.199     12.620           30
2005  .      12.559     12.822           6        12.600     12.889           77       12.620     12.922           75
2006  .      12.822     13.777           6        12.889     13.877           88       12.922     13.927           73
2007  .      13.777     16.253           7        13.877     16.404           97       13.927     16.479           75
2008  .      16.253      9.423           6        16.404      9.530           69       16.479      9.583           70
2009  .       9.423     12.788           1*        9.530     12.958           38        9.583     13.044           62
2010  .      12.788     13.951           1*       12.958     14.165           31       13.044     14.273           43
2011  .      13.951     12.890           1*       14.165     13.114           28       14.273     13.227           38
---------    ------     ------        ----        ------     ------        -----       ------     ------        -----
LVIP JPMorgan High Yield
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.805     10.903          100       10.812     10.921          174
---------    ------     ------        ----        ------     ------        -----       ------     ------        -----
LVIP MFS International Growth
2007  .      10.766     11.135           2        10.078     11.149            8        9.717     11.156           44
2008  .      11.135      5.570           3        11.149      5.588           25       11.156      5.597           20
2009  .       5.570      7.413           3         5.588      7.452           41        5.597      7.472           12
2010  .       7.413      8.215           3         7.452      8.275           55        7.472      8.305          104
2011  .       8.215      7.253           1*        8.275      7.321           22        8.305      7.354           17
---------    ------     ------        ----        ------     ------        -----       ------     ------        -----
LVIP MFS Value
2007  .       N/A         N/A         N/A          9.709      9.710            3        9.709      9.716            9
2008  .       8.481      6.433           2         9.710      6.454           55        9.716      6.464          104
2009  .       6.433      7.624           3         6.454      7.664           49        6.464      7.684          155
2010  .       7.624      8.335           3         7.664      8.396          109        7.684      8.426          129
2011  .       8.335      8.157           1*        8.396      8.233          110        8.426      8.271          111
---------    ------     ------        ----        ------     ------        -----       ------     ------        -----
LVIP Mid-Cap Value
2007  .       N/A         N/A         N/A          9.784      8.638           20        9.785      8.643            8
2008  .       N/A         N/A         N/A          8.638      5.028           21        8.643      5.036            8
2009  .       N/A         N/A         N/A          5.028      7.031            8        5.036      7.049           11
2010  .       N/A         N/A         N/A          7.031      8.551            2        7.049      8.582            6
2011  .       8.490      7.542           1*        8.551      7.612            3        8.582      7.647            7
---------    ------     ------        ----        ------     ------        -----       ------     ------        -----
LVIP Mondrian International Value
2003  .      10.952     13.117      47,853        10.993     13.133      122,316       10.917     13.141      127,716
2004  .      13.117     15.542          61        13.133     15.592          410       13.141     15.617          634
2005  .      15.542     17.136          75        15.592     17.226          567       15.617     17.271          836
2006  .      17.136     21.827          71        17.226     21.985          477       17.271     22.065          722
2007  .      21.827     23.840          68        21.985     24.061          378       22.065     24.172          579
2008  .      23.840     14.795          57        24.061     14.962          329       24.172     15.046          447
2009  .      14.795     17.571          24        14.962     17.805          260       15.046     17.924          358
2010  .      17.571     17.640          20        17.805     17.910          214       17.924     18.047          311
2011  .      17.640     16.553          19        17.910     16.841          191       18.047     16.987          251
---------    ------     ------      ------        ------     ------      -------       ------     ------      -------
LVIP Money Market Fund
2003  .       9.991      9.910      15,581         9.987      9.922      172,564        9.984      9.928      236,770
2004  .       9.910      9.794         500         9.922      9.826          407        9.928      9.842        1,011
2005  .       9.794      9.863         114         9.826      9.915          568        9.842      9.941          813
2006  .       9.863     10.115          66         9.915     10.188          444        9.941     10.225          828
2007  .      10.115     10.402         117        10.188     10.498        1,076       10.225     10.547        1,742
2008  .      10.402     10.430         132        10.498     10.548        1,214       10.547     10.607        1,642
2009  .      10.430     10.252         507        10.548     10.389          624       10.607     10.458          965
2010  .      10.252     10.074         499        10.389     10.228          414       10.458     10.306          785
2011  .      10.074      9.897         499        10.228     10.069          368       10.306     10.156          736
---------    ------     ------      ------        ------     ------      -------       ------     ------      -------
LVIP Protected Profile 2010
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.511      7.796            7       10.100      7.809           33
2009  .       N/A         N/A         N/A          7.796      9.521            3        7.809      9.546           64
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          9.546     10.456            8
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         10.456     10.402            4
---------    ------     ------      ------        ------     ------      -------       ------     ------      -------

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Protected Profile 2020
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          9.390      7.381         13          6.929      7.393          2
2009  .       N/A         N/A         N/A          7.381      9.105         10          7.393      9.129         29
2010  .       N/A         N/A         N/A          9.105     10.013         10          9.129     10.050         24
2011  .       N/A         N/A         N/A         10.013      9.849          9         10.050      9.895          3
---------     --          --          ---         ------     ------        ---         ------     ------        ---
LVIP Protected Profile 2030
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          7.570      8.892         15
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          8.892      9.833         12
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          9.833      9.608          1*
---------     --          --          ---         ------     ------        ---         ------     ------        ---
LVIP Protected Profile 2040
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          9.305      9.009          1*
---------     --          --          ---         ------     ------        ---         ------     ------        ---
LVIP Protected Profile Conservative
2005  .       N/A         N/A         N/A         10.100     10.254          3         10.023     10.260         89
2006  .       N/A         N/A         N/A         10.254     11.007         46         10.260     11.024         92
2007  .       N/A         N/A         N/A         11.007     11.645        132         11.024     11.675        186
2008  .      11.174      9.257          1*        11.645      9.323        114         11.675      9.356        259
2009  .       N/A         N/A         N/A          9.323     11.427        548          9.356     11.479        232
2010  .       N/A         N/A         N/A         11.427     12.396        518         11.479     12.465        209
2011  .      12.259     12.453          6         12.396     12.617         90         12.465     12.701        180
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Protected Profile Growth
2005  .      10.000     10.637         11         10.050     10.649         11         10.000     10.655        121
2006  .      10.637     11.895         11         10.649     11.932         52         10.655     11.951        181
2007  .      11.895     12.797         11         11.932     12.863        194         11.951     12.896        142
2008  .      12.797      8.348          2         12.863      8.408        188         12.896      8.438        201
2009  .       8.348     10.553          2          8.408     10.650        157          8.438     10.699        222
2010  .      10.553     11.653          2         10.650     11.783        123         10.699     11.849        229
2011  .       N/A         N/A         N/A         11.783     11.568        132         11.849     11.644        176
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Protected Profile Moderate
2005  .       N/A         N/A         N/A         10.031     10.472        145         10.083     10.478        141
2006  .       N/A         N/A         N/A         10.472     11.519        277         10.478     11.537        226
2007  .       N/A         N/A         N/A         11.519     12.356        280         11.537     12.388        577
2008  .      11.171      8.837          6         12.356      8.900        366         12.388      8.932        896
2009  .       8.837     11.085          6          8.900     11.187        300          8.932     11.238        826
2010  .      11.085     12.159          6         11.187     12.296        282         11.238     12.364        709
2011  .      12.159     12.052         11         12.296     12.211        591         12.364     12.291        624
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Bond Index
2008  .      10.052     10.448         15         10.102     10.459        115         10.052     10.465         67
2009  .      10.448     10.699         16         10.459     10.732        229         10.465     10.748        243
2010  .      10.699     11.108         17         10.732     11.164        288         10.748     11.192        295
2011  .      11.108     11.688          9         11.164     11.771        255         11.192     11.812        260
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         10.445     10.541         10
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         10.398     10.504          9
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Developed International 150
2008  .       9.819      6.254          7          9.186      6.260         27          9.819      6.263          9
2009  .       6.254      8.865          6          6.260      8.892         37          6.263      8.905         42
2010  .       8.865      9.316          7          8.892      9.363         71          8.905      9.387         54
2011  .       9.316      8.019          7          9.363      8.076         76          9.387      8.104         68
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EBB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP SSgA Emerging Markets 100
2008  .       9.834      6.046          6          9.510      6.052         27          9.834      6.055         24
2009  .       6.046     11.250          4          6.052     11.285         37          6.055     11.302         57
2010  .      11.250     14.082          4         11.285     14.154         51         11.302     14.189         54
2011  .      14.082     11.735          7         14.154     11.818         59         14.189     11.860         74
---------    ------     ------          -         ------     ------         --         ------     ------         --
LVIP SSgA Global Tactical Allocation(7)
2005  .      10.016     10.872          2         10.047     10.885         23         10.664     10.891          9
2006  .      10.872     12.414          2         10.885     12.453         66         10.891     12.473         20
2007  .      12.414     13.503          2         12.453     13.572        130         12.473     13.607         71
2008  .       N/A         N/A         N/A         13.572      7.932        147         13.607      7.960         46
2009  .       N/A         N/A         N/A          7.932     10.184         44          7.960     10.231         26
2010  .       N/A         N/A         N/A         10.184     10.872         51         10.231     10.933         29
2011  .       N/A         N/A         N/A         10.872     10.695         70         10.933     10.766         50
---------    ------     ------        ---         ------     ------        ---         ------     ------         --
LVIP SSgA International Index
2008  .       9.851      6.390         10          9.473      6.397         37          9.851      6.400         12
2009  .       6.390      8.004         10          6.397      8.028         77          6.400      8.040         62
2010  .       8.004      8.394         10          8.028      8.436        104          8.040      8.458         84
2011  .       8.394      7.206          8          8.436      7.257        122          8.458      7.283        127
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Large Cap 100
2008  .       9.741      6.965          9          9.234      6.973         40          9.742      6.976         11
2009  .       6.965      9.233          9          6.973      9.261         71          6.976      9.275         77
2010  .       9.233     10.782          9          9.261     10.836        103          9.275     10.863         86
2011  .      10.782     10.808          8         10.836     10.884         95         10.863     10.923         96
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.652     10.433          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         10.559     10.406          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         10.855     10.480         52
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA S&P 500 Index(1)
2005  .       N/A         N/A         N/A         10.045     10.248          1*        10.133     10.254          1*
2006  .       N/A         N/A         N/A         10.248     11.463          1*        10.254     11.481          3
2007  .       N/A         N/A         N/A         11.453     11.335          3         11.475     11.364         12
2008  .       9.847      6.939         13         11.335      6.989         63         11.364      7.014         40
2009  .       6.939      8.573         13          6.989      8.651        134          7.014      8.691        122
2010  .       8.573      9.636         13          8.651      9.744        175          8.691      9.798        162
2011  .       9.636      9.615          9          9.744      9.742        167          9.798      9.807        214
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Small Cap Index
2007  .       N/A         N/A         N/A          9.913      9.147          2          9.913      9.153          1*
2008  .       8.284      5.910          4          9.147      5.929         21          9.153      5.939         18
2009  .       5.910      7.297          5          5.929      7.335         44          5.939      7.354         45
2010  .       7.297      9.021          5          7.335      9.086         61          7.354      9.119         52
2011  .       9.021      8.434          4          9.086      8.512         83          9.119      8.552        101
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Small/Mid Cap 200
2008  .       9.725      7.216          3          9.251      7.224         11          9.725      7.227         10
2009  .       7.216     10.722          3          7.224     10.755         24          7.227     10.772         22
2010  .      10.722     13.420          3         10.755     13.488         33         10.772     13.522         26
2011  .      13.420     12.857          2         13.488     12.948         29         13.522     12.994         27
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A         N/A         N/A         10.119      9.924         11          9.841      9.930          8
2008  .       N/A         N/A         N/A          9.924      5.665         28          9.930      5.674          9
2009  .       N/A         N/A         N/A          5.665      7.958         42          5.674      7.978         46
2010  .       N/A         N/A         N/A          7.958      9.119         47          7.978      9.152         67
2011  .       N/A         N/A         N/A          9.119      8.804         42          9.152      8.845         45
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                        with EBB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A         N/A         N/A          N/A         N/A         N/A         11.813    12.332      1,985
2004  .      12.958     13.707           1*       12.921     13.751          16        12.332    13.773         20
2005  .      13.707     14.747           1*       13.751     14.824          27        13.773    14.863         33
2006  .      14.747     15.788           1*       14.824     15.902          21        14.863    15.959         35
2007  .      15.788     17.569           1*       15.902     17.731           2        15.959    17.813         43
2008  .       N/A         N/A         N/A         17.731      9.960           1*       17.813    10.016         27
2009  .       N/A         N/A         N/A          9.960     14.308           5        10.016    14.403         24
2010  .       N/A         N/A         N/A         14.308     18.032           4        14.403    18.170         21
2011  .      17.760     16.725           1*       18.032     17.016           6        18.170    17.163         18
---------    ------     ------        ----        ------     ------        ----        ------    ------      -----
LVIP Templeton Growth
2007  .       N/A         N/A         N/A          9.810      9.795           4         9.810     9.801         30
2008  .       8.657      5.967           3         9.795      5.986          36         9.801     5.996         13
2009  .       5.967      7.490           3         5.986      7.529          38         5.996     7.549         45
2010  .       7.490      7.820           3         7.529      7.877          25         7.549     7.905         40
2011  .       7.820      7.424           1*        7.877      7.493          20         7.905     7.528         33
---------    ------     ------        ----        ------     ------        ----        ------    ------      -----
LVIP Turner Mid-Cap Growth
2007  .       N/A         N/A         N/A          9.906     10.839          10         9.906    10.846          8
2008  .       N/A         N/A         N/A         10.839      5.394           2        10.846     5.403         24
2009  .       N/A         N/A         N/A          5.394      7.859           1*        5.403     7.879         32
2010  .       N/A         N/A         N/A          7.859      9.818          28         7.879     9.853         94
2011  .       9.747      8.823           4         9.818      8.905          10         9.853     8.946          7
---------    ------     ------        ----        ------     ------        ----        ------    ------      -----
LVIP Vanguard Domestic Equity ETF
2011  .       N/A         N/A         N/A          9.611      9.350          11         9.612     9.356          2
---------    ------     ------        ----        ------     ------        ----        ------    ------      -----
LVIP Vanguard International Equity ETF
2011  .       N/A         N/A         N/A          9.850      8.342          11         9.850     8.348          1*
---------    ------     ------        ----        ------     ------        ----        ------    ------      -----
LVIP Wells Fargo Intrinsic Value Fund
2005  .       N/A         N/A         N/A         10.265     10.475           2        10.114    10.481          1*
2006  .       N/A         N/A         N/A         10.475     11.442           3        10.481    11.460          5
2007  .       N/A         N/A         N/A         11.442     11.721           1*       11.460    11.751          5
2008  .       N/A         N/A         N/A         11.721      7.096           1*       11.751     7.122          4
2009  .       N/A         N/A         N/A          7.096      8.589           1*        7.122     8.629          4
2010  .       N/A         N/A         N/A          8.589      9.944           1*        8.629    10.000          2
2011  .       N/A         N/A         N/A          9.944      9.511           1*       10.000     9.574          2
---------    ------     ------        ----        ------     ------        ----        ------    ------      -----
MFS VIT Core Equity
2003  .       8.191     10.226      36,774         N/A         N/A         N/A         11.185    11.915      3,730
2004  .      10.226     11.257          15        10.274     11.333           1*       11.915    13.156          8
2005  .      11.257     11.218          40        11.333     11.316           1*       13.156    13.150          9
2006  .      11.218     12.506          44        11.316     12.640           1*       13.150    14.704          6
2007  .      12.506     13.619          44        12.640     13.792           2        14.704    16.060          6
2008  .      13.619      8.116          44        13.792      8.236           1*       16.060     9.600          4
2009  .       8.116     10.539          17         8.236     10.718           2         9.600    12.505          3
2010  .      10.539     12.097          17        10.718     12.327           2        12.505    14.396          2
2011  .      12.097     11.729          17        12.327     11.976           2        14.396    14.001          2
---------    ------     ------      ------        ------     ------        ----        ------    ------      -----
MFS VIT Growth Series
2003  .       7.878     10.054      36,810         3.475      4.443      23,811        10.855    11.863      2,673
2004  .      10.054     11.131          15         4.443      4.929          47        11.863    13.173         38
2005  .      11.131     11.908          39         4.929      5.284          82        13.173    14.135         41
2006  .      11.908     12.586          44         5.284      5.596          80        14.135    14.984         33
2007  .      12.586     14.941          44         5.596      6.656          54        14.984    17.843         28
2008  .      14.941      9.165          43         6.656      4.091          42        17.843    10.977         24
2009  .       9.165     12.361          14         4.091      5.529          52        10.977    14.850         16
2010  .      12.361     13.965          14         5.529      6.259          52        14.850    16.827         13
2011  .      13.965     13.639          14         6.259      6.125          29        16.827    16.484          9
---------    ------     ------      ------        ------     ------      ------        ------    ------      -----

                        with EBB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
MFS VIT Total Return Series
2003  .       9.554     10.885        7,918       10.205    11.651      83,387      10.411    11.101      229,238
2004  .      10.885     11.870           15       11.651    12.731         326      11.101    12.142          584
2005  .      11.870     11.961           32       12.731    12.854         534      12.142    12.272          795
2006  .      11.961     13.114           29       12.854    14.120         408      12.272    13.494          752
2007  .      13.114     13.387           26       14.120    14.443         320      13.494    13.816          644
2008  .      13.387     10.213           18       14.443    11.041         276      13.816    10.573          577
2009  .      10.213     11.809           16       11.041    12.792         270      10.573    12.261          481
2010  .      11.809     12.715           16       12.792    13.801         187      12.261    13.242          417
2011  .      12.715     12.686           15       13.801    13.797         169      13.242    13.252          324
---------    ------     ------        -----       ------    ------      ------      ------    ------      -------
MFS VIT Utilities Series
2003  .       7.085      9.434      104,900        5.586     7.453      55,502      10.748    11.939       27,323
2004  .       9.434     12.032           58        7.453     9.523         226      11.939    15.271          157
2005  .      12.032     13.775           83        9.523    10.925         261      15.271    17.537          258
2006  .      13.775     17.718           98       10.925    14.081         296      17.537    22.625          259
2007  .      17.718     22.198           89       14.081    17.676         280      22.625    28.430          267
2008  .      22.198     13.559           81       17.676    10.818         216      28.430    17.417          212
2009  .      13.559     17.694           32       10.818    14.146         137      17.417    22.798          181
2010  .      17.694     19.726           32       14.146    15.803          87      22.798    25.493          133
2011  .      19.726     20.635           33       15.803    16.563          89      25.493    26.747          119
---------    ------     ------      -------       ------    ------      ------      ------    ------      -------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       8.326     10.473        3,843        8.348    10.522      31,489      10.726    12.151       22,831
2004  .      10.473     11.963           10       10.522    12.043         117      12.151    13.922          140
2005  .      11.963     13.365            7       12.043    13.481         169      13.922    15.599          166
2006  .      13.365     15.055            7       13.481    15.216         142      15.599    17.625          132
2007  .      15.055     18.118            6       15.216    18.348         120      17.625    21.274          118
2008  .      18.118     10.077            3       18.348    10.225         105      21.274    11.868           90
2009  .      10.077     13.024            2       10.225    13.243          88      11.868    15.386           71
2010  .      13.024     16.514            2       13.243    16.825          79      15.386    19.567           63
2011  .      16.514     16.296            2       16.825    16.636          72      19.567    19.367           56
---------    ------     ------      -------       ------    ------      ------      ------    ------      -------
Neuberger Berman AMT Regency Portfolio
2003  .       9.791     13.064        9,920        9.816    13.123      61,008      10.675    12.811       71,413
2004  .      13.064     15.700           34       13.123    15.803         259      12.811    15.443          370
2005  .      15.700     17.270           40       15.803    17.419         408      15.443    17.038          551
2006  .      17.270     18.856           31       17.419    19.056         357      17.038    18.659          492
2007  .      18.856     19.131           26       19.056    19.373         286      18.659    18.988          416
2008  .      19.131     10.180           19       19.373    10.330         247      18.988    10.134          336
2009  .      10.180     14.654            8       10.330    14.899         157      10.134    14.632          270
2010  .      14.654     18.161            6       14.899    18.502         125      14.632    18.188          211
2011  .      18.161     16.678            6       18.502    17.025         109      18.188    16.753          175
---------    ------     ------      -------       ------    ------      ------      ------    ------      -------
PIMCO VIT Commodity Real Return
2009  .      11.114     12.487            1*      11.033    12.503          10      10.966    12.511            7
2010  .      12.487     15.239            1*      12.503    15.288          21      12.511    15.313           16
2011  .      15.239     13.837            2       15.288    13.910          25      15.313    13.947           26
---------    ------     ------      -------       ------    ------      ------      ------    ------      -------
Putnam VT Global Health Care Fund
2003  .       N/A         N/A         N/A          8.285     9.653       1,310      10.477    10.990        8,650
2004  .       N/A         N/A         N/A          9.653    10.176           6      10.990    11.597           23
2005  .       N/A         N/A         N/A         10.176    11.337          10      11.597    12.932           26
2006  .       N/A         N/A         N/A         11.337    11.468           9      12.932    13.095           31
2007  .       N/A         N/A         N/A         11.468    11.219           8      13.095    12.823           14
2008  .       N/A         N/A         N/A         11.219     9.155           6      12.823    10.475            2
2009  .       N/A         N/A         N/A          9.155    11.353           1*     10.475    13.003            2
2010  .       N/A         N/A         N/A         11.353    11.448           1*     13.003    13.125            2
2011  .       N/A         N/A         N/A         11.448    11.134           1*     13.125    12.778            1*
---------    ------     ------      -------       ------    ------      ------      ------    ------      -------

                       with EBB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Putnam VT Growth and Income Fund
2003  .   N/A           N/A         N/A          8.660    10.857     18,706        10.803    12.148     17,039
2004  .   N/A           N/A         N/A         10.857    11.872         21        12.148    13.297         16
2005  .   N/A           N/A         N/A         11.872    12.294          2        13.297    13.784         17
2006  .   N/A           N/A         N/A         12.294    14.024          2        13.784    15.739         12
2007  .   N/A           N/A         N/A         14.024    12.968          2        15.739    14.569          6
2008  .   N/A           N/A         N/A         12.968     7.823          2        14.569     8.798          6
2009  .   N/A           N/A         N/A          7.823     9.995          1*        8.798    11.251          4
2010  .   N/A           N/A         N/A          9.995    11.250          1*       11.251    12.677          4
2011  .   N/A           N/A         N/A         11.250    10.558          1*       12.677    11.908          4
--------- ----------- -------- -------------    ------    ------     ------        ------    ------     ------

* All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and number of accumulation units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2005  .       N/A        N/A        N/A          9.620     9.793         2
2006  .       N/A      11.337         2          9.793    10.424        10
2007  .      11.337    13.305        33         10.424    12.276        45
2008  .      13.305     6.851         2         12.276     6.334        54
2009  .       6.851    10.284        92          6.334     9.526       113
2010  .      10.284    11.954         2          9.526    11.095       103
2011  .      11.954     8.974         2         11.095     8.346        28
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Growth and Income
2005  .      10.030    10.304        13         11.200    11.506        97
2006  .      10.304    11.816        58         11.506    13.220       155
2007  .      11.816    12.144        68         13.220    13.615       178
2008  .      12.144     7.060        69         13.615     7.930       167
2009  .       7.060     8.328        70          7.930     9.374       193
2010  .       8.328     9.208        35          9.374    10.385       173
2011  .       9.208     9.573        33         10.385    10.819       182
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS International Value
2006  .      11.753    11.817        11          9.594    11.832        45
2007  .      11.817    12.234        32         11.832    12.269       257
2008  .      12.234     5.602        35         12.269     5.629       307
2009  .       5.602     7.378        19          5.629     7.429       172
2010  .       7.378     7.542        12          7.429     7.610       156
2011  .       7.542     5.956         8          7.610     6.021       159
---------    ------    ------       ---         ------    ------       ---
AllianceBernstein VPS Small/Mid Cap Value
2005  .      10.663    10.612         4         17.664    18.500        26
2006  .      10.612    11.879         7         18.500    20.750        52
2007  .      11.879    11.820        20         20.750    20.692       104
2008  .      11.820     7.444        26         20.692    13.058       106
2009  .       7.444    10.409        23         13.058    18.295        77
2010  .      10.409    12.917        15         18.295    22.747        76
2011  .      12.917    11.569        19         22.747    20.415        98
---------    ------    ------       ---         ------    ------       ---
American Century Investments VP Inflation Protection Fund
2005  .       9.914     9.859         5         10.395    10.368        65
2006  .       9.859     9.816        34         10.368    10.344       146
2007  .       9.816    10.536        33         10.344    11.125       151
2008  .      10.536    10.162        35         11.125    10.752       329
2009  .      10.162    10.981        33         10.752    11.641       450
2010  .      10.981    11.312        26         11.641    12.016       421
2011  .      11.312    12.391        28         12.016    13.188       412
---------    ------    ------       ---         ------    ------       ---
American Funds Global Growth Fund
2005  .      10.852    11.384         5         11.256    12.611        26
2006  .      11.384    13.438        22         12.611    14.916       142
2007  .      13.438    15.128        62         14.916    16.826       339
2008  .      15.128     9.136        64         16.826    10.181       352
2009  .       9.136    12.743        35         10.181    14.230       241
2010  .      12.743    13.958        14         14.230    15.618       235
2011  .      13.958    12.466        12         15.618    13.976       212
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Thematic Growth
2005  .      10.810    11.032         13        13.454    13.737         2
2006  .      11.032    11.773         29        13.737    14.667         1*
2007  .      11.773    13.898        129        14.667    17.323        15
2008  .      13.898     7.189        112        17.323     8.965         8
2009  .       7.189    10.839        125         8.965    13.524        16
2010  .      10.839    12.656         95        13.524    15.799        12
2011  .      12.656     9.544         73        15.799    11.920        13
---------    ------    ------        ---        ------    ------        --
AllianceBernstein VPS Growth and Income
2005  .      12.354    12.723         72        13.167    13.568         2
2006  .      12.723    14.655        223        13.568    15.636         9
2007  .      14.655    15.130        330        15.636    16.152        50
2008  .      15.130     8.835        312        16.152     9.436        66
2009  .       8.835    10.469        327         9.436    11.187        37
2010  .      10.469    11.628        297        11.187    12.431        38
2011  .      11.628    12.144        323        12.431    12.990        35
---------    ------    ------        ---        ------    ------        --
AllianceBernstein VPS International Value
2006  .       9.847    11.850        413        10.228    11.854        14
2007  .      11.850    12.318      1,696        11.854    12.327        96
2008  .      12.318     5.666        907        12.327     5.673        93
2009  .       5.666     7.496        540         5.673     7.508        41
2010  .       7.496     7.698        489         7.508     7.715        44
2011  .       7.698     6.106        495         7.715     6.122        44
---------    ------    ------      -----        ------    ------        --
AllianceBernstein VPS Small/Mid Cap Value
2005  .      17.811    18.700         48        15.402    16.179         1*
2006  .      18.700    21.027        163        16.179    18.202         6
2007  .      21.027    21.020        241        18.202    18.205        30
2008  .      21.020    13.298        272        18.205    11.523        39
2009  .      13.298    18.679        228        11.523    16.193        16
2010  .      18.679    23.282        227        16.193    20.194        16
2011  .      23.282    20.947        218        20.194    18.178        15
---------    ------    ------      -----        ------    ------        --
American Century Investments VP Inflation Protection Fund
2005  .      10.410    10.410        208        10.414    10.419         8
2006  .      10.410    10.411        452        10.419    10.425        24
2007  .      10.411    11.226        565        10.425    11.246        36
2008  .      11.226    10.876      1,166        11.246    10.901       107
2009  .      10.876    11.806      1,399        10.901    11.839       150
2010  .      11.806    12.217      1,426        11.839    12.257       151
2011  .      12.217    13.442      1,690        12.257    13.493       135
---------    ------    ------      -----        ------    ------       ---
American Funds Global Growth Fund
2005  .      11.273    12.662         79        11.276    12.672         7
2006  .      12.662    15.014        321        12.672    15.033        28
2007  .      15.014    16.978        668        15.033    17.008        82
2008  .      16.978    10.299        801        17.008    10.323       142
2009  .      10.299    14.431        606        10.323    14.471       106
2010  .      14.431    15.878        544        14.471    15.930        82
2011  .      15.878    14.244        487        15.930    14.298        72
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Global Small Capitalization Fund
2005  .      10.618    11.985         3         15.836    19.496         37
2006  .      11.985    14.573         8         19.496    23.755        155
2007  .      14.573    17.346        63         23.755    28.330        265
2008  .      17.346     7.902        38         28.330    12.932        233
2009  .       7.902    12.493        25         12.932    20.487        241
2010  .      12.493    14.991        15         20.487    24.632        227
2011  .      14.991    11.881        14         24.632    19.561        173
---------    ------    ------        --         ------    ------        ---
American Funds Growth Fund
2005  .      10.038    11.201        67         11.911    13.593        323
2006  .      11.201    12.100       133         13.593    14.715        856
2007  .      12.100    13.326       187         14.715    16.237      1,417
2008  .      13.326     7.318       192         16.237     8.935      1,787
2009  .       7.318    10.000       314          8.935    12.234      2,172
2010  .      10.000    11.634       148         12.234    14.260      1,943
2011  .      11.634    10.915       131         14.260    13.407      1,653
---------    ------    ------       ---         ------    ------      -----
American Funds Growth-Income Fund
2005  .      10.086    10.541        91         11.905    12.375        317
2006  .      10.541    11.903       176         12.375    14.002        774
2007  .      11.903    12.256       213         14.002    14.446      1,489
2008  .      12.256     7.466       192         14.446     8.818      1,742
2009  .       7.466     9.605       296          8.818    11.366      1,982
2010  .       9.605    10.490       137         11.366    12.439      1,750
2011  .      10.490    10.094       119         12.439    11.993      1,514
---------    ------    ------       ---         ------    ------      -----
American Funds International Fund
2005  .      10.082    11.998        31         13.265    15.830         99
2006  .      11.998    13.992        76         15.830    18.498        290
2007  .      13.992    16.461       107         18.498    21.806        572
2008  .      16.461     9.338       104         21.806    12.395        662
2009  .       9.338    13.096        83         12.395    17.418        594
2010  .      13.096    13.765        39         17.418    18.344        535
2011  .      13.765    11.608        39         18.344    15.501        496
---------    ------    ------       ---         ------    ------      -----
Blackrock Global Allocation VI
2009  .      11.176    11.544         4         10.000    11.558        165
2010  .      11.544    12.420        13         11.558    12.460        221
2011  .      12.420    11.731        89         12.460    11.792        252
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Diversified Income Series
2005  .      10.001     9.802         1*        10.862    10.605        103
2006  .       9.802    10.335        36         10.605    11.204        236
2007  .      10.335    10.881        69         11.204    11.820        456
2008  .      10.881    10.143        74         11.820    11.041        557
2009  .      10.143    12.593       113         11.041    13.735        722
2010  .      12.593    13.315        83         13.735    14.551        690
2011  .      13.315    13.854        75         14.551    15.171        588
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) Emerging Markets Series
2005  .      11.171    12.010         7         10.275    12.023         81
2006  .      12.010    14.928         5         12.023    14.975        230
2007  .      14.928    20.268        46         14.975    20.372        328
2008  .      20.268     9.598        21         20.372     9.667        308
2009  .       9.598    16.716        31          9.667    16.870        274
2010  .      16.716    19.369        31         16.870    19.586        290
2011  .      19.369    15.188        37         19.586    15.389        238
---------    ------    ------       ---         ------    ------      -----
Delaware VIP (Reg. TM) High Yield Series
2005  .      10.014    10.216         4         14.045    14.256         44
2006  .      10.216    11.234        35         14.256    15.708        108
2007  .      11.234    11.292        57         15.708    15.821        116
2008  .      11.292     8.365        52         15.821    11.743        336
2009  .       8.365    12.188        84         11.743    17.145        336
2010  .      12.188    13.729        38         17.145    19.350        338
2011  .      13.729    13.770        38         19.350    19.448        119
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Global Small Capitalization Fund
2005  .      17.937    22.139         39        16.837    20.791        14
2006  .      22.139    27.042        215        20.791    25.408        26
2007  .      27.042    32.332        450        25.408    30.394        38
2008  .      32.332    14.796        466        30.394    13.916        31
2009  .      14.796    23.498        382        13.916    22.112        22
2010  .      23.498    28.323        331        22.112    26.665        24
2011  .      28.323    22.548        291        26.665    21.239        18
---------    ------    ------        ---        ------    ------        --
American Funds Growth Fund
2005  .      13.673    15.643        443        13.655    15.630        27
2006  .      15.643    16.976      1,763        15.630    16.971        97
2007  .      16.976    18.779      3,115        16.971    18.782       288
2008  .      18.779    10.360      3,739        18.782    10.367       402
2009  .      10.360    14.221      4,466        10.367    14.237       463
2010  .      14.221    16.618      3,979        14.237    16.646       371
2011  .      16.618    15.662      3,464        16.646    15.696       329
---------    ------    ------      -----        ------    ------       ---
American Funds Growth-Income Fund
2005  .      12.897    13.439        575        13.370    13.939        28
2006  .      13.439    15.244      2,100        13.939    15.819       146
2007  .      15.244    15.767      3,532        15.819    16.370       353
2008  .      15.767     9.648      3,994        16.370    10.022       507
2009  .       9.648    12.468      4,384        10.022    12.958       470
2010  .      12.468    13.679      3,930        12.958    14.223       411
2011  .      13.679    13.222      3,479        14.223    13.755       375
---------    ------    ------      -----        ------    ------       ---
American Funds International Fund
2005  .      14.186    16.972        208        15.519    18.576        14
2006  .      16.972    19.882        740        18.576    21.772        34
2007  .      19.882    23.496      1,264        21.772    25.742       103
2008  .      23.496    13.389      1,407        25.742    14.676       172
2009  .      13.389    18.862      1,206        14.676    20.685       107
2010  .      18.862    19.915      1,138        20.685    21.852       104
2011  .      19.915    16.870      1,056        21.852    18.520        93
---------    ------    ------      -----        ------    ------       ---
Blackrock Global Allocation VI
2009  .      10.255    11.576        260        10.784    11.580        74
2010  .      11.576    12.511        563        11.580    12.521        62
2011  .      12.511    11.870        917        12.521    11.886        68
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Diversified Income Series
2005  .      10.878    10.648        218        10.881    10.656         9
2006  .      10.648    11.277        592        10.656    11.292        30
2007  .      11.277    11.927      1,124        11.292    11.949        78
2008  .      11.927    11.168      1,675        11.949    11.194       147
2009  .      11.168    13.928      2,043        11.194    13.967       176
2010  .      13.928    14.793      2,020        13.967    14.842       183
2011  .      14.793    15.462      1,878        14.842    15.521       132
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Emerging Markets Series
2005  .      10.228    12.041        151        10.393    12.044        28
2006  .      12.041    15.034        474        12.044    15.046        39
2007  .      15.034    20.503        715        15.046    20.530        72
2008  .      20.503     9.754        802        20.530     9.771       104
2009  .       9.754    17.063        682         9.771    17.102        74
2010  .      17.063    19.861        620        17.102    19.916        53
2011  .      19.861    15.644        567        19.916    15.695        50
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) High Yield Series
2005  .      14.675    14.932         57        12.443    12.668         6
2006  .      14.932    16.495        303        12.668    14.001        11
2007  .      16.495    16.655        431        14.001    14.144        19
2008  .      16.655    12.393        512        14.144    10.530        42
2009  .      12.393    18.139        504        10.530    15.419        45
2010  .      18.139    20.524        559        15.419    17.455        45
2011  .      20.524    20.679        389        17.455    17.596        50
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A        N/A        N/A          9.913     9.913        30
2006  .       9.914    10.126         5          9.913    10.158        27
2007  .      10.126    10.346         5         10.158    10.399        32
2008  .      10.346    10.075         6         10.399    10.147       215
2009  .      10.075    11.118        83         10.147    11.220       376
2010  .      11.118    11.366       374         11.220    11.494       249
2011  .      11.366    11.426        86         11.494    11.577       591
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) REIT Series
2005  .      10.398    10.385         3         17.994    18.885        65
2006  .      10.385    13.471        24         18.885    24.544       140
2007  .      13.471    11.332        19         24.544    20.688       123
2008  .      11.332     7.188        17         20.688    13.149       106
2009  .       7.188     8.682        13         13.149    15.915        89
2010  .       8.682    10.775         7         15.915    19.791       139
2011  .      10.775    11.683         8         19.791    21.502        81
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Small Cap Value Series
2005  .      10.368    10.746         2         16.831    18.043       101
2006  .      10.746    12.207        56         18.043    20.537       245
2007  .      12.207    11.147        66         20.537    18.791       284
2008  .      11.147     7.640        54         18.791    12.906       306
2009  .       7.640     9.853        67         12.906    16.677       222
2010  .       9.853    12.741        11         16.677    21.607       188
2011  .      12.741    12.290        25         21.607    20.884       170
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2005  .      10.279    11.215         5         12.998    13.483         8
2006  .      11.215    11.799         7         13.483    14.214        27
2007  .      11.799    12.775         8         14.214    15.420        49
2008  .      12.775     6.654         7         15.420     8.048        54
2009  .       6.654    10.069         7          8.048    12.202        66
2010  .      11.936    13.491         6         14.487    16.382        71
2011  .      13.491    14.268        21         16.382    17.360        92
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) US Growth Series
2006  .       N/A        N/A        N/A         11.285    11.163         1*
2007  .      11.273    11.521         1*        11.163    12.321         1*
2008  .      11.521     6.453         1*        12.321     6.915        17
2009  .       6.453     9.041         2          6.915     9.708        47
2010  .       9.041    10.062         2          9.708    10.826        52
2011  .      10.062    10.603         2         10.826    11.430        88
---------    ------    ------       ---         ------    ------       ---
Delaware VIP (Reg. TM) Value Series
2005  .      10.060    10.333         1*        11.646    12.101        62
2006  .      10.333    12.539         9         12.101    14.713       139
2007  .      12.539    11.922        17         14.713    14.018       194
2008  .      11.922     7.763        14         14.018     9.146       184
2009  .       7.763     8.953        17          9.146    10.568       208
2010  .       8.953    10.120        16         10.568    11.971       202
2011  .      10.120    10.838         7         11.971    12.846       218
---------    ------    ------       ---         ------    ------       ---
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A        N/A        N/A         10.828    11.477         1*
2010  .       N/A        N/A        N/A         11.477    12.642         3
2011  .       N/A        N/A        N/A         12.642    12.029         5
---------    ------    ------       ---         ------    ------       ---
DWS VIP Equity 500 Index
2005  .      10.178    10.386         1*        13.021    13.354        16
2006  .      10.386    11.732         4         13.354    15.115        24
2007  .      11.732    12.079         1*        15.115    15.593        33
2008  .       N/A        N/A        N/A         15.593     9.596        33
2009  .       7.353     9.165         7          9.596    11.878        25
2010  .       9.165    10.287         6         11.878    13.360        26
2011  .      10.287    10.235         8         13.360    13.318        26
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       9.971     9.927          1*        9.856     9.930         2
2006  .       9.927    10.197         26         9.930    10.206         4
2007  .      10.197    10.466         75        10.206    10.479         9
2008  .      10.466    10.238        311        10.479    10.256        15
2009  .      10.238    11.349      1,230        10.256    11.375       120
2010  .      11.349    11.655      1,064        11.375    11.687       140
2011  .      11.655    11.769      1,019        11.687    11.808       129
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) REIT Series
2005  .      18.704    19.679         74        15.751    16.581         6
2006  .      19.679    25.640        317        16.581    21.613        25
2007  .      25.640    21.666        385        21.613    18.273        33
2008  .      21.666    13.805        332        18.273    11.649        29
2009  .      13.805    16.752        225        11.649    14.142        17
2010  .      16.752    20.883        225        14.142    17.639        14
2011  .      20.883    22.745        202        17.639    19.221        14
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Small Cap Value Series
2005  .      18.229    19.590        125        15.716    16.899         9
2006  .      19.590    22.353        458        16.899    19.292        39
2007  .      22.353    20.504        790        19.292    17.705        88
2008  .      20.504    14.118        802        17.705    12.197       110
2009  .      14.118    18.289        604        12.197    15.808        81
2010  .      18.289    23.755        537        15.808    20.542        61
2011  .      23.755    23.017        489        20.542    19.915        54
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2005  .      14.780    15.370         28        13.886    14.447         1*
2006  .      15.370    16.244         88        14.447    15.276        19
2007  .      16.244    17.666        117        15.276    16.623        23
2008  .      17.666     9.243         99        16.623     8.701        14
2009  .       9.243    14.050         79         8.701    13.233         6
2010  .      16.713    18.909         93        15.747    17.819         8
2011  .      18.909    20.089        111        17.819    18.940        13
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) US Growth Series
2006  .      10.458    11.313          1*        N/A        N/A        N/A
2007  .      11.313    12.517         11        13.829    14.601         4
2008  .      12.517     7.042         14        14.601     8.219        41
2009  .       7.042     9.912        158         8.219    11.574        61
2010  .       9.912    11.081         86        11.574    12.946        49
2011  .      11.081    11.729         97        12.946    13.710        50
---------    ------    ------      -----        ------    ------       ---
Delaware VIP (Reg. TM) Value Series
2005  .      12.631    13.157         78        13.601    14.175         4
2006  .      13.157    16.037        303        14.175    17.286        15
2007  .      16.037    15.317        479        17.286    16.519        45
2008  .      15.317    10.018        473        16.519    10.810        45
2009  .      10.018    11.606        574        10.810    12.529        42
2010  .      11.606    13.178        505        12.529    14.234        41
2011  .      13.178    14.177        573        14.234    15.320        40
---------    ------    ------      -----        ------    ------       ---
DWS VIP Alternative Asset Allocation Plus
2009  .      10.814    11.514         16        10.590    11.493         1*
2010  .      11.514    12.714         15        11.493    12.698         1*
2011  .      12.714    12.128         26        12.698    12.119         1*
---------    ------    ------      -----        ------    ------       ---
DWS VIP Equity 500 Index
2005  .      13.074    13.442         34        10.117    10.416         3
2006  .      13.442    15.252        207        10.416    11.825         3
2007  .      15.252    15.774        279        11.825    12.235        22
2008  .      15.774     9.732        277        12.235     7.552        28
2009  .       9.732    12.076        284         7.552     9.376        17
2010  .      12.076    13.617        266         9.376    10.578        15
2011  .      13.617    13.608        243        10.578    10.576        12
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
DWS VIP Small Cap Index
2005  .       N/A        N/A        N/A         15.593    15.926         10
2006  .      11.442    12.343         1*        15.926    18.331         21
2007  .       N/A        N/A        N/A         18.331    17.615         32
2008  .       N/A        N/A        N/A         17.615    11.362         27
2009  .       7.621     9.431         3         11.362    14.090         19
2010  .       9.431    11.658         2         14.090    17.452         13
2011  .      11.658    10.904         2         17.452    16.356          9
---------    ------    ------       ---         ------    ------         --
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2005  .      10.023    11.209        34         13.826    15.841        225
2006  .      11.209    12.243        98         15.841    17.337        555
2007  .      12.243    14.077       131         17.337    19.974        687
2008  .      14.077     7.907       132         19.974    11.242        814
2009  .       7.907    10.500       182         11.242    14.958      1,083
2010  .      10.500    12.034       109         14.958    17.178        903
2011  .      12.034    11.467       105         17.178    16.402        789
---------    ------    ------       ---         ------    ------      -----
Fidelity (Reg. TM) VIP Growth Portfolio
2005  .      10.012    10.597         2          9.648     9.997          7
2006  .      10.597    11.069         2          9.997    10.464         36
2007  .      11.069    13.743         2         10.464    13.017        228
2008  .      13.743     7.098         8         13.017     6.736        126
2009  .       7.098     8.903        10          6.736     8.467        172
2010  .       8.903    10.809        12          8.467    10.300        155
2011  .      10.809    10.591        14         10.300    10.113        159
---------    ------    ------       ---         ------    ------      -----
Fidelity (Reg. TM) VIP Mid Cap
2005  .      10.891    11.541         8         10.095    11.554         69
2006  .      11.541    12.716        55         11.554    12.756        323
2007  .      12.716    14.376        77         12.756    14.450        447
2008  .      14.376     8.510        85         14.450     8.571        584
2009  .       8.510    11.657        70          8.571    11.764        433
2010  .      11.657    14.691        25         11.764    14.856        393
2011  .      14.691    12.837        37         14.856    13.007        329
---------    ------    ------       ---         ------    ------      -----
Fidelity (Reg. TM) VIP Overseas Portfolio
2005  .       9.984    11.958        10         13.311    15.529         36
2006  .      11.958    13.804        11         15.529    17.962         77
2007  .      13.804    15.838        16         17.962    20.650         90
2008  .      15.838     8.700        14         20.650    11.366         65
2009  .       8.700    10.764        13         11.366    14.090         54
2010  .      10.764    11.904        10         14.090    15.614         45
2011  .      11.904     9.645         9         15.614    12.676         50
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Income Securities
2006  .      11.164    11.198        20         10.027    11.212        102
2007  .      11.198    11.389       115         11.212    11.425        698
2008  .      11.389     7.852        99         11.425     7.894        812
2009  .       7.852    10.437        67          7.894    10.512        749
2010  .      10.437    11.527        82         10.512    11.634        446
2011  .      11.527    11.568        60         11.634    11.698        401
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .      10.379    10.916         1*        12.708    13.079         29
2006  .      10.916    11.630         2         13.079    13.962         55
2007  .      11.630    12.681        26         13.962    15.255        129
2008  .      12.681     7.148        29         15.255     8.616        146
2009  .       7.148    10.059        16          8.616    12.149        107
2010  .      10.059    12.584        13         12.149    15.229        146
2011  .      12.584    11.739        11         15.229    14.234         78
---------    ------    ------       ---         ------    ------      -----
FTVIPT Mutual Shares Securities
2006  .      10.731    11.242         9          9.714    11.256         77
2007  .      11.242    11.403        36         11.256    11.440        416
2008  .      11.403     7.029        35         11.440     7.066        495
2009  .       7.029     8.685        41          7.066     8.748        399
2010  .       8.685     9.466        37          8.748     9.554        376
2011  .       9.466     9.182        38          9.554     9.286        358
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
DWS VIP Small Cap Index
2005  .      10.304    10.773         13         N/A        N/A        N/A
2006  .      10.773    12.431         89        11.508    12.441         1*
2007  .      12.431    11.975        140        12.441    11.991         2
2008  .      11.975     7.743        130        11.991     7.758         3
2009  .       7.743     9.627         72         7.758     9.650         1*
2010  .       9.627    11.954         66         9.650    11.987         1*
2011  .      11.954    11.231         60        11.987    11.268         1*
---------    ------    ------        ---        ------    ------       ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2005  .      13.937    16.008        287        13.909    15.985        18
2006  .      16.008    17.564      1,020        15.985    17.547        50
2007  .      17.564    20.286      1,651        17.547    20.277       146
2008  .      20.286    11.447      1,984        20.277    11.447       217
2009  .      11.447    15.268      2,486        11.447    15.276       242
2010  .      15.268    17.578      2,177        15.276    17.596       191
2011  .      17.578    16.826      1,925        17.596    16.851       157
---------    ------    ------      -----        ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2005  .      10.711    11.126         33        12.488    12.979         1*
2006  .      11.126    11.675         77        12.979    13.626         5
2007  .      11.675    14.560        221        13.626    17.002        11
2008  .      14.560     7.554        231        17.002     8.825        23
2009  .       7.554     9.518        224         8.825    11.125        18
2010  .       9.518    11.607        237        11.125    13.574        23
2011  .      11.607    11.425        274        13.574    13.368        24
---------    ------    ------      -----        ------    ------       ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .      10.182    11.571        128        10.097    11.574        16
2006  .      11.571    12.806        564        11.574    12.816        56
2007  .      12.806    14.543      1,070        12.816    14.562       101
2008  .      14.543     8.648      1,334        14.562     8.663       139
2009  .       8.648    11.900      1,121         8.663    11.927        76
2010  .      11.900    15.064      1,177        11.927    15.106        75
2011  .      15.064    13.223        949        15.106    13.266        70
---------    ------    ------      -----        ------    ------       ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2005  .      13.419    15.695         26        15.844    18.539         3
2006  .      15.695    18.200        124        18.539    21.509         7
2007  .      18.200    20.976        232        21.509    24.802        10
2008  .      20.976    11.575        229        24.802    13.692        11
2009  .      11.575    14.385        202        13.692    17.025         6
2010  .      14.385    15.981        189        17.025    18.923         5
2011  .      15.981    13.006        192        18.923    15.409         5
---------    ------    ------      -----        ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.210    11.229        420        10.424    11.232        93
2007  .      11.229    11.471      1,635        11.232    11.481       220
2008  .      11.471     7.945      2,201        11.481     7.956       292
2009  .       7.945    10.608      1,779         7.956    10.627       189
2010  .      10.608    11.768      1,596        10.627    11.795       153
2011  .      11.768    11.864      1,343        11.795    11.897       128
---------    ------    ------      -----        ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .      12.811    13.218         21        14.227    14.686         2
2006  .      13.218    14.146         82        14.686    15.725        17
2007  .      14.146    15.494        251        15.725    17.232        34
2008  .      15.494     8.773        252        17.232     9.761        16
2009  .       8.773    12.402        195         9.761    13.806        13
2010  .      12.402    15.584        193        13.806    17.358         9
2011  .      15.584    14.603        148        17.358    16.273         7
---------    ------    ------      -----        ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .       9.923    11.274        191        10.453    11.277        18
2007  .      11.274    11.486      1,090        11.277    11.495        92
2008  .      11.486     7.112      1,475        11.495     7.122       134
2009  .       7.112     8.827      1,094         7.122     8.843        75
2010  .       8.827     9.664      1,108         8.843     9.687        67
2011  .       9.664     9.416        925         9.687     9.443        56
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Templeton Global Bond Securities
2005  .       9.813     9.853         2          9.822     9.864        34
2006  .       9.853    10.892         6          9.864    10.926       121
2007  .      10.892    11.851         8         10.926    11.912       315
2008  .      11.851    12.337        15         11.912    12.425       732
2009  .      12.337    14.352        18         12.425    14.484       852
2010  .      14.352    16.100        19         14.484    16.281       736
2011  .      16.100    15.644        18         16.281    15.851       638
---------    ------    ------        --         ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2005  .      10.042    10.797         3         12.299    13.151        59
2006  .      10.797    12.891        11         13.151    15.733        97
2007  .      12.891    12.932        23         15.733    15.815       121
2008  .      12.932     7.311        19         15.815     8.959       107
2009  .       7.311     9.395        14          8.959    11.536        63
2010  .       9.395     9.890        12         11.536    12.168        57
2011  .       9.890     9.018        11         12.168    11.117        56
---------    ------    ------        --         ------    ------       ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.351    11.007         3
---------    ------    ------       ---         ------    ------       ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.736    10.072         3
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.467    11.671         3
---------    ------    ------       ---         ------    ------       ---
LVIP American Growth-Income
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.150    11.667         4
---------    ------    ------       ---         ------    ------       ---
LVIP American International
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         12.244    10.303         4
---------    ------    ------       ---         ------    ------       ---
LVIP Baron Growth Opportunities(4)
2006  .       N/A        N/A        N/A          9.822    10.606         7
2007  .      10.907    10.739         7         10.606    10.774        97
2008  .      10.739     6.406         8         10.774     6.440       171
2009  .       6.406     8.686         4          6.440     8.749       121
2010  .       8.686    10.761         4          8.749    10.861       110
2011  .      10.761    10.972         4         10.861    11.096       101
---------    ------    ------       ---         ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.042    10.074         1*         N/A        N/A        N/A
2011  .      10.074    11.047        19         10.086    11.083        87
---------    ------    ------       ---         ------    ------       ---
LVIP Capital Growth
2007  .       N/A        N/A        N/A          9.872    10.691        11
2008  .       N/A        N/A        N/A         10.691     6.118         9
2009  .       6.637     8.041         1*         6.118     8.084        34
2010  .       8.041     9.354         1*         8.084     9.421        57
2011  .       9.354     8.321         1*         9.421     8.398        35
---------    ------    ------       ---         ------    ------       ---
LVIP Cohen & Steers Global Real Estate
2007  .       9.235     8.201        30          9.556     8.211        74
2008  .       8.201     4.648        21          8.211     4.663       179
2009  .       4.648     6.264        16          4.663     6.297       119
2010  .       6.264     7.224        13          6.297     7.277       111
2011  .       7.224     6.450        13          7.277     6.510        94
---------    ------    ------       ---         ------    ------       ---
LVIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A         10.079     9.347         4
2008  .       6.575     6.027         1*         9.347     6.046        33
2009  .       6.027     7.346         2          6.046     7.385        11
2010  .       7.346     8.961         3          7.385     9.027        21
2011  .       8.961     8.608         3          9.027     8.688        22
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
FTVIPT Templeton Global Bond Securities
2005  .       9.763     9.879         37        10.051     9.881         4
2006  .       9.879    10.969        227         9.881    10.977         8
2007  .      10.969    11.988        914        10.977    12.004        68
2008  .      11.988    12.537      2,001        12.004    12.559       162
2009  .      12.537    14.650      2,330        12.559    14.684       202
2010  .      14.650    16.509      2,068        14.684    16.555       194
2011  .      16.509    16.113      1,750        16.555    16.167       159
---------    ------    ------      -----        ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2005  .      13.332    14.290         29        14.508    15.559         5
2006  .      14.290    17.139        234        15.559    18.670        30
2007  .      17.139    17.271        321        18.670    18.824        29
2008  .      17.271     9.808        227        18.824    10.695        18
2009  .       9.808    12.661        158        10.695    13.813        17
2010  .      12.661    13.388        125        13.813    14.613        16
2011  .      13.388    12.263        104        14.613    13.391        14
---------    ------    ------      -----        ------    ------       ---
LVIP American Global Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.366    11.049          4         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP American Global Small Capitalization
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.752    10.110          3         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP American Growth
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      12.482    11.715         28         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP American Growth-Income
2010  .      11.956    12.166          5         N/A        N/A        N/A
2011  .      12.166    11.711         34         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP American International
2010  .      12.092    12.259          2         N/A        N/A        N/A
2011  .      12.259    10.341          3         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Baron Growth Opportunities(4)
2006  .       9.310    10.623         26         N/A        N/A        N/A
2007  .      10.623    10.817        211        10.626    10.826        73
2008  .      10.817     6.482        301        10.826     6.491        70
2009  .       6.482     8.829        302         6.491     8.845        26
2010  .       8.829    10.987        314         8.845    11.012        26
2011  .      10.987    11.253        261        11.012    11.285        23
---------    ------    ------      -----        ------    ------       ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.320    10.102         40         N/A        N/A        N/A
2011  .      10.102    11.128        347        10.105    11.137        83
---------    ------    ------      -----        ------    ------       ---
LVIP Capital Growth
2007  .      10.097    10.708          7        10.061    10.711         1*
2008  .      10.708     6.143         13        10.711     6.148         5
2009  .       6.143     8.137         45         6.148     8.147        11
2010  .       8.137     9.507         55         8.147     9.524        14
2011  .       9.507     8.496         34         9.524     8.515        15
---------    ------    ------      -----        ------    ------       ---
LVIP Cohen & Steers Global Real Estate
2007  .      10.062     8.223        338         9.276     8.226        36
2008  .       8.223     4.682        487         8.226     4.686        67
2009  .       4.682     6.338        486         4.686     6.346        43
2010  .       6.338     7.343        496         6.346     7.356        42
2011  .       7.343     6.586        469         7.356     6.601        37
---------    ------    ------      -----        ------    ------       ---
LVIP Columbia Value Opportunities
2007  .       9.111     9.361          5        10.324     9.364         4
2008  .       9.361     6.071         42         9.364     6.076         5
2009  .       6.071     7.433         26         6.076     7.443         3
2010  .       7.433     9.109         51         7.443     9.125         3
2011  .       9.109     8.789         62         9.125     8.809        21
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Delaware Bond
2005  .       9.929     9.861        57         10.322    10.380       150
2006  .       9.861    10.096        99         10.380    10.648       523
2007  .      10.096    10.407       115         10.648    10.999       686
2008  .      10.407     9.869       153         10.999    10.451       826
2009  .       9.869    11.461       120         10.451    12.161       993
2010  .      11.461    12.146       114         12.161    12.914       936
2011  .      12.146    12.770       101         12.914    13.604       806
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A        N/A        N/A         10.030    10.028         1*
2011  .      10.015     9.769         5         10.028     9.801        15
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2005  .      10.078    10.557         5         12.607    13.191         7
2006  .      10.557    11.820         7         13.191    14.798        22
2007  .      11.820    12.294        22         14.798    15.423       140
2008  .      12.294     8.027        16         15.423    10.090       128
2009  .       8.027    10.359         9         10.090    13.047        84
2010  .      10.359    11.393         9         13.047    14.378        45
2011  .      11.393    10.914         8         14.378    13.801        39
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Growth and Income
2005  .      10.507    10.344         1*         N/A        N/A        N/A
2006  .      10.344    11.364         2         10.496    11.400        13
2007  .      11.364    11.791         2         11.400    11.851        34
2008  .       N/A        N/A        N/A         11.851     7.450        43
2009  .       N/A        N/A        N/A          7.450     9.091        65
2010  .       N/A        N/A        N/A          9.091    10.049        61
2011  .       N/A        N/A        N/A         10.049     9.952        52
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Social Awareness
2005  .      10.031    10.745        33         13.524    14.844        20
2006  .      10.745    11.799        34         14.844    16.332        55
2007  .      11.799    11.879        35         16.332    16.475        68
2008  .      11.879     7.610        33         16.475    10.576        36
2009  .       7.610     9.663        33         10.576    13.456        63
2010  .       9.663    10.531        30         13.456    14.694        51
2011  .      10.531    10.352        29         14.694    14.473        45
---------    ------    ------       ---         ------    ------       ---
LVIP Delaware Special Opportunities
2007  .       9.511     9.119         1*         9.075     9.131         5
2008  .       9.119     5.644         1*         9.131     5.663        16
2009  .       5.644     7.191         2          5.663     7.230        25
2010  .       7.191     9.176         4          7.230     9.244        28
2011  .       9.176     8.497         4          9.244     8.577        30
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional Non-US Equity
2011  .       8.748     8.279         3         10.153     8.290         8
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional US Equity
2011  .       8.686     9.332         6         10.158     9.344        14
---------    ------    ------       ---         ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.193    10.318        88         10.036    10.331        14
---------    ------    ------       ---         ------    ------       ---
LVIP Global Income
2009  .       N/A        N/A        N/A         10.112    10.661         4
2010  .      10.649    11.421         1*        10.661    11.457        34
2011  .      11.421    11.287         6         11.457    11.346        36
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Fund(2)
2005  .       N/A        N/A        N/A         10.186    10.809         3
2006  .       9.950    11.209         1*        10.809    11.244         5
---------    ------    ------       ---         ------    ------       ---
LVIP Growth Opportunities(3)
2005  .       N/A        N/A        N/A         10.944    11.430         4
2006  .      11.426    12.298         1*        11.430    12.336         7
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Delaware Bond
2005  .      10.008     9.886        413         9.906     9.889        26
2006  .       9.886    10.167      1,195         9.889    10.175        70
2007  .      10.167    10.529      1,990        10.175    10.542       186
2008  .      10.529    10.029      2,303        10.542    10.047       289
2009  .      10.029    11.699      2,679        10.047    11.726       305
2010  .      11.699    12.454      2,379        11.726    12.489       330
2011  .      12.454    13.153      2,106        12.489    13.196       232
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Diversified Floating Rate
2010  .      10.049    10.043          6        10.051    10.046         6
2011  .      10.043     9.841        139        10.046     9.849         7
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Foundation Aggressive Allocation(5)
2005  .      10.113    10.584         12        10.608    10.587         5
2006  .      10.584    11.904         57        10.587    11.913        20
2007  .      11.904    12.437        298        11.913    12.453        29
2008  .      12.437     8.157        213        12.453     8.171        36
2009  .       8.157    10.574        151         8.171    10.598        22
2010  .      10.574    11.682        137        10.598    11.715        13
2011  .      11.682    11.241        124        11.715    11.278        11
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Growth and Income
2005  .      10.305    10.370         12         N/A        N/A        N/A
2006  .      10.370    11.444        102        10.789    11.453         1*
2007  .      11.444    11.928        187        11.453    11.943        16
2008  .      11.928     7.517        212        11.943     7.530        23
2009  .       7.517     9.195        259         7.530     9.216        16
2010  .       9.195    10.189        265         9.216    10.218        13
2011  .      10.189    10.117        220        10.218    10.150        12
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Social Awareness
2005  .      10.150    10.773         57        10.291    10.776         8
2006  .      10.773    11.883         99        10.776    11.892         2
2007  .      11.883    12.017        135        11.892    12.032        15
2008  .      12.017     7.734        129        12.032     7.747        15
2009  .       7.734     9.864        124         7.747     9.887        18
2010  .       9.864    10.798         90         9.887    10.829        18
2011  .      10.798    10.663         67        10.829    10.698        14
---------    ------    ------      -----        ------    ------       ---
LVIP Delaware Special Opportunities
2007  .       8.915     9.145          7         9.804     9.148         3
2008  .       9.145     5.686         35         9.148     5.690        17
2009  .       5.686     7.277         39         5.690     7.287         8
2010  .       7.277     9.328        123         7.287     9.345        10
2011  .       9.328     8.676         81         9.345     8.696         8
---------    ------    ------      -----        ------    ------       ---
LVIP Dimensional Non-US Equity
2011  .       9.630     8.303         12         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Dimensional US Equity
2011  .       8.712     9.359          9         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP Dimensional/Vanguard Total Bond
2011  .       9.999    10.347         39        10.215    10.350         3
---------    ------    ------      -----        ------    ------       ---
LVIP Global Income
2009  .      10.103    10.673         40        10.444    10.682         3
2010  .      10.673    11.498        105        10.682    11.514         3
2011  .      11.498    11.415        160        11.514    11.436        14
---------    ------    ------      -----        ------    ------       ---
LVIP Growth Fund(2)
2005  .      10.198    10.825         20        10.273    10.827         1*
2006  .      10.825    11.288         53        10.827    11.297         1*
---------    ------    ------      -----        ------    ------       ---
LVIP Growth Opportunities(3)
2005  .      11.161    11.446          1*        N/A        N/A        N/A
2006  .      11.446    12.385         27        12.239    12.395        14
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Janus Capital Appreciation
2005  .       9.969    10.440         3         12.559    12.822          6
2006  .      10.440    11.196         3         12.822    13.777         15
2007  .      11.196    13.181        31         13.777    16.253         28
2008  .      13.181     7.627       254         16.253     9.423         27
2009  .       7.627    10.330        32          9.423    12.788         98
2010  .      10.330    11.247         2         12.788    13.951        106
2011  .      11.247    10.371         3         13.951    12.890         83
---------    ------    ------       ---         ------    ------        ---
LVIP JPMorgan High Yield
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.778    10.833         4         10.792    10.868        299
---------    ------    ------       ---         ------    ------       ----
LVIP MFS International Growth
2007  .       N/A        N/A        N/A          9.831    11.135         82
2008  .       9.929     5.552         2         11.135     5.570         79
2009  .       5.552     7.375        31          5.570     7.413        102
2010  .       7.375     8.156         4          7.413     8.215        186
2011  .       8.156     7.187         4          8.215     7.253        102
---------    ------    ------       ---         ------    ------       ----
LVIP MFS Value
2007  .       9.846     9.686         1*        10.002     9.698         25
2008  .       9.686     6.412         1*         9.698     6.433        148
2009  .       6.412     7.584        27          6.433     7.624        132
2010  .       7.584     8.275        36          7.624     8.335        149
2011  .       8.275     8.083        53          8.335     8.157        130
---------    ------    ------       ---         ------    ------       ----
LVIP Mid-Cap Value
2007  .       9.550     8.617         1*        10.004     8.627         31
2008  .       8.617     4.996         1*         8.627     5.012         54
2009  .       4.996     6.957         1*         5.012     6.994         27
2010  .       6.957     8.429         1*         6.994     8.490         32
2011  .       8.429     7.473         1*         8.490     7.542         35
---------    ------    ------       ---         ------    ------       ----
LVIP Mondrian International Value
2005  .       9.996    11.075        18         15.542    17.136         47
2006  .      11.075    14.078        18         17.136    21.827        116
2007  .      14.078    15.346        15         21.827    23.840        124
2008  .      15.346     9.505        15         23.840    14.795        106
2009  .       9.505    11.266        25         14.795    17.571         77
2010  .      11.266    11.287        18         17.571    17.640         71
2011  .      11.287    10.570        18         17.640    16.553         65
---------    ------    ------       ---         ------    ------       ----
LVIP Money Market Fund
2005  .      10.001    10.054        23          9.794     9.863         17
2006  .      10.054    10.290       134          9.863    10.115        317
2007  .      10.290    10.561       217         10.115    10.402      1,123
2008  .      10.561    10.568        57         10.402    10.430      1,844
2009  .      10.568    10.368        45         10.430    10.252        542
2010  .      10.368    10.167        54         10.252    10.074        497
2011  .      10.167     9.968        87         10.074     9.897        335
---------    ------    ------       ---         ------    ------      -----
LVIP Protected Profile 2010
2007  .       N/A        N/A        N/A         10.042    10.425          1*
2008  .       N/A        N/A        N/A         10.425     7.772         11
2009  .       N/A        N/A        N/A          7.772     9.472         11
2010  .       N/A        N/A        N/A          9.472    10.344          9
2011  .       N/A        N/A        N/A         10.344    10.260         10
---------    ------    ------       ---         ------    ------      -----
LVIP Protected Profile 2020
2007  .       N/A        N/A        N/A          9.933    10.271          1*
2008  .       N/A        N/A        N/A         10.271     7.357        138
2009  .       7.524     9.010         4          7.357     9.057        143
2010  .       N/A        N/A        N/A          9.057     9.941        124
2011  .       N/A        N/A        N/A          9.941     9.759        123
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Janus Capital Appreciation
2005  .      10.092    10.468         19         9.947    10.470         1*
2006  .      10.468    11.276         51        10.470    11.285         1*
2007  .      11.276    13.335        136        11.285    13.353         5
2008  .      13.335     7.751        158        13.353     7.765        21
2009  .       7.751    10.545        238         7.765    10.570        58
2010  .      10.545    11.533        181        10.570    11.566        29
2011  .      11.533    10.682        137        11.566    10.718        25
---------    ------    ------        ---        ------    ------        --
LVIP JPMorgan High Yield
2010  .      10.722    10.809          5         N/A        N/A        N/A
2011  .      10.809    10.912        318        10.812    10.921         7
---------    ------    ------        ---        ------    ------       ---
LVIP MFS International Growth
2007  .       9.897    11.153        146        10.339    11.156         6
2008  .      11.153     5.593        213        11.156     5.597        47
2009  .       5.593     7.462        269         5.597     7.472        48
2010  .       7.462     8.290        262         7.472     8.305        36
2011  .       8.290     7.338        147         8.305     7.354        27
---------    ------    ------        ---        ------    ------       ---
LVIP MFS Value
2007  .       9.979     9.713         35         9.328     9.716         3
2008  .       9.713     6.459        176         9.716     6.464        18
2009  .       6.459     7.674        318         6.464     7.684        67
2010  .       7.674     8.411        328         7.684     8.426        70
2011  .       8.411     8.252        271         8.426     8.271        49
---------    ------    ------        ---        ------    ------       ---
LVIP Mid-Cap Value
2007  .       9.784     8.641        116        10.128     8.643         4
2008  .       8.641     5.032         97         8.643     5.036        11
2009  .       5.032     7.040        104         5.036     7.049         6
2010  .       7.040     8.567         97         7.049     8.582         6
2011  .       8.567     7.630         76         8.582     7.647         6
---------    ------    ------        ---        ------    ------       ---
LVIP Mondrian International Value
2005  .      10.125    11.103         95        10.556    11.107         6
2006  .      11.103    14.178        345        11.107    14.189        28
2007  .      14.178    15.524        421        14.189    15.544        58
2008  .      15.524     9.659        440        15.544     9.676        53
2009  .       9.659    11.500        416         9.676    11.526        38
2010  .      11.500    11.573        383        11.526    11.606        26
2011  .      11.573    10.888        361        11.606    10.924        22
---------    ------    ------        ---        ------    ------       ---
LVIP Money Market Fund
2005  .      10.005    10.080        221         N/A        N/A        N/A
2006  .      10.080    10.363      1,007        10.096    10.371       128
2007  .      10.363    10.684      2,132        10.371    10.697       217
2008  .      10.684    10.739      3,279        10.697    10.758       409
2009  .      10.739    10.583      1,923        10.758    10.607       430
2010  .      10.583    10.425      1,191        10.607    10.453       348
2011  .      10.425    10.267      1,034        10.453    10.301       117
---------    ------    ------      -----        ------    ------       ---
LVIP Protected Profile 2010
2007  .      10.283    10.440          3         N/A        N/A        N/A
2008  .      10.440     7.802         19         8.523     7.809         1*
2009  .       7.802     9.534         30         7.809     9.546         2
2010  .       9.534    10.437         26         9.546    10.456         1*
2011  .      10.437    10.378         27        10.456    10.402         1*
---------    ------    ------      -----        ------    ------       ---
LVIP Protected Profile 2020
2007  .       9.548    10.287          9         N/A        N/A        N/A
2008  .      10.287     7.387         78         8.125     7.393         1*
2009  .       7.387     9.117         81         7.393     9.129        16
2010  .       9.117    10.031         80         9.129    10.050        15
2011  .      10.031     9.872         79        10.050     9.895         1*
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Protected Profile 2030
2007  .       N/A        N/A        N/A          9.923    10.377          3
2008  .       N/A        N/A        N/A         10.377     7.037          3
2009  .       N/A        N/A        N/A          7.037     8.823         94
2010  .       N/A        N/A        N/A          8.823     9.728         16
2011  .       N/A        N/A        N/A          9.728     9.476         19
---------     --         ---        ---         ------    ------         --
LVIP Protected Profile 2040
2007  .       N/A        N/A        N/A         10.316    10.203          3
2008  .       N/A        N/A        N/A         10.203     6.442          1*
2009  .       N/A        N/A        N/A          6.442     8.265          1*
2010  .       N/A        N/A        N/A          8.265     9.205          2
2011  .       N/A        N/A        N/A          9.205     8.886          1*
---------     --         ---        ---         ------    ------         --
LVIP Protected Profile Conservative
2005  .      10.137    10.231         1*        10.153    10.243         32
2006  .      10.231    10.938         4         10.243    10.972        144
2007  .      10.938    11.526        16         10.972    11.585        464
2008  .      11.526     9.191        57         11.585     9.257        600
2009  .       9.191    11.220        60          9.257    11.323        652
2010  .      11.220    12.123       288         11.323    12.259        551
2011  .      12.123    12.290       276         12.259    12.453        590
---------    ------    ------       ---         ------    ------        ---
LVIP Protected Profile Growth
2005  .      10.466    10.625         1*        10.000    10.637        322
2006  .      10.625    11.857         9         10.637    11.895        844
2007  .      11.857    12.732       508         11.895    12.797      1,328
2008  .      12.732     8.288        31         12.797     8.348      1,698
2009  .       8.288    10.457        25          8.348    10.553      1,619
2010  .      10.457    11.524        23         10.553    11.653      1,433
2011  .      11.524    11.267        23         11.653    11.417      1,339
---------    ------    ------       ---         ------    ------      -----
LVIP Protected Profile Moderate
2005  .       N/A        N/A        N/A         10.006    10.460        246
2006  .      10.575    11.447        56         10.460    11.483        865
2007  .      11.447    12.230        96         11.483    12.293      1,377
2008  .      12.230     8.774       121         12.293     8.837      1,683
2009  .       8.774    10.985       190          8.837    11.085      1,544
2010  .      10.985    12.025        98         11.085    12.159      1,346
2011  .      12.025    11.894        85         12.159    12.052      1,151
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Bond Index
2008  .       9.999    10.438        17         10.053    10.448        269
2009  .      10.438    10.667        44         10.448    10.699        537
2010  .      10.667    11.052        35         10.699    11.108        588
2011  .      11.052    11.606        21         11.108    11.688        564
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.385    10.459         28
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Developed International 150
2008  .       5.921     6.247         2          9.673     6.254         95
2009  .       6.247     8.838         8          6.254     8.865        106
2010  .       8.838     9.269        15          8.865     9.316        124
2011  .       9.269     7.963        16          9.316     8.019        131
---------    ------    ------       ---         ------    ------      -----
LVIP SSGA Emerging Markets 100
2008  .       5.388     6.039         2          9.882     6.046         84
2009  .       6.039    11.216        15          6.046    11.250        226
2010  .      11.216    14.012         5         11.250    14.082        160
2011  .      14.012    11.653         7         14.082    11.735        136
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP Protected Profile 2030
2007  .       9.566    10.393          6         N/A        N/A        N/A
2008  .      10.393     7.066         25         7.839     7.072         1*
2009  .       7.066     8.881         64         7.072     8.892         4
2010  .       8.881     9.816         63         8.892     9.833         4
2011  .       9.816     9.587         77         9.833     9.608         4
---------    ------    ------         --         -----     -----       ---
LVIP Protected Profile 2040
2007  .      10.284    10.219          2         N/A        N/A        N/A
2008  .      10.219     6.468         52         N/A        N/A        N/A
2009  .       6.468     8.320         29         N/A        N/A        N/A
2010  .       8.320     9.288         30         N/A        N/A        N/A
2011  .       9.288     8.989         27         N/A        N/A        N/A
---------    ------    ------         --         -----     -----       ---
LVIP Protected Profile Conservative
2005  .      10.012    10.257        158         N/A        N/A        N/A
2006  .      10.257    11.015        468        10.397    11.024         3
2007  .      11.015    11.660        777        11.024    11.675       128
2008  .      11.660     9.340      1,268        11.675     9.356       121
2009  .       9.340    11.453      1,689         9.356    11.479        99
2010  .      11.453    12.431      1,640        11.479    12.465       102
2011  .      12.431    12.659      1,392        12.465    12.701       101
---------    ------    ------      -----        ------    ------       ---
LVIP Protected Profile Growth
2005  .      10.122    10.652        620        10.000    10.655         8
2006  .      10.652    11.941      1,783        10.655    11.951        52
2007  .      11.941    12.880      3,079        11.951    12.896       196
2008  .      12.880     8.423      3,607        12.896     8.438       332
2009  .       8.423    10.674      3,960         8.438    10.699       360
2010  .      10.674    11.816      3,443        10.699    11.849       315
2011  .      11.816    11.606      3,293        11.849    11.644       289
---------    ------    ------      -----        ------    ------       ---
LVIP Protected Profile Moderate
2005  .      10.000    10.475        618        10.083    10.478        72
2006  .      10.475    11.528      2,596        10.478    11.537       174
2007  .      11.528    12.372      4,178        11.537    12.388       309
2008  .      12.372     8.916      6,115        12.388     8.932       297
2009  .       8.916    11.213      6,456         8.932    11.238       285
2010  .      11.213    12.330      5,783        11.238    12.364       171
2011  .      12.330    12.251      5,027        12.364    12.291       199
---------    ------    ------      -----        ------    ------       ---
LVIP SSGA Bond Index
2008  .      10.052    10.462        767        10.059    10.465        71
2009  .      10.462    10.740      1,647        10.465    10.748       131
2010  .      10.740    11.178      1,793        10.748    11.192        99
2011  .      11.178    11.791      1,572        11.192    11.812        97
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.443    10.534         28         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.396    10.496         56         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
LVIP SSGA Developed International 150
2008  .       9.407     6.262        150         9.371     6.263        41
2009  .       6.262     8.898        297         6.263     8.905        36
2010  .       8.898     9.375        321         8.905     9.387        26
2011  .       9.375     8.090        302         9.387     8.104        15
---------    ------    ------      -----        ------    ------       ---
LVIP SSGA Emerging Markets 100
2008  .       9.734     6.053        110         9.742     6.055        30
2009  .       6.053    11.293        359         6.055    11.302        55
2010  .      11.293    14.169        307        11.302    14.189        46
2011  .      14.169    11.837        275        14.189    11.860        37
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Global Tactical Allocation(7)
2005  .      10.563    10.860         1*        10.016    10.872         7
2006  .      10.860    12.375         3         10.872    12.414        53
2007  .      12.375    13.434       615         12.414    13.503       250
2008  .      13.434     7.819         5         13.503     7.875       242
2009  .       N/A        N/A        N/A          7.875    10.091        86
2010  .       9.999    10.632        57         10.091    10.751        61
2011  .      10.632    10.418        57         10.751    10.555        75
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA International Index
2008  .       6.091     6.383         2          9.604     6.390        97
2009  .       6.383     7.980        42          6.390     8.004       155
2010  .       7.980     8.352        17          8.004     8.394       173
2011  .       8.352     7.156        12          8.394     7.206       255
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Large Cap 100
2008  .       6.890     6.958         4          9.791     6.965       141
2009  .       6.958     9.205        13          6.965     9.233       196
2010  .       9.205    10.728        17          9.233    10.782       218
2011  .      10.728    10.732        16         10.782    10.808       211
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.643    10.403        18
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.546    10.362         5
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A         10.549    10.781         6
2011  .       N/A        N/A        N/A         10.781    10.294         8
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A         10.841    10.435         2
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2005  .       N/A        N/A        N/A          N/A        N/A        N/A
2006  .       N/A        N/A        N/A         10.645    11.427        11
2007  .      11.283    11.219       556         11.410    11.277        42
2008  .      11.219     6.890       565         11.277     6.939       202
2009  .       6.890     8.495       612          6.939     8.573       363
2010  .       8.495     9.529       217          8.573     9.636       369
2011  .       9.529     9.490       279          9.636     9.615       447
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small Cap Index
2007  .       9.397     9.125         5         10.077     9.136        11
2008  .       9.125     5.891         6          9.136     5.910        90
2009  .       5.891     7.258        50          5.910     7.297       125
2010  .       7.258     8.955        11          7.297     9.021       114
2011  .       8.955     8.356         9          9.021     8.434       188
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Small/Mid Cap 200
2008  .       6.938     7.209         1*        10.149     7.216        45
2009  .       7.209    10.690         4          7.216    10.722        53
2010  .      10.690    13.353         5         10.722    13.420       137
2011  .      13.353    12.767         5         13.420    12.857        51
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .      10.082     9.899        38         10.112     9.911        24
2008  .       9.899     5.629         4          9.911     5.647        16
2009  .       5.629     7.875         5          5.647     7.916        43
2010  .       7.875     8.988         5          7.916     9.053        73
2011  .       8.988     8.643         5          9.053     8.723        56
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP SSgA Global Tactical Allocation(7)
2005  .      10.155    10.888       100          N/A        N/A        N/A
2006  .      10.888    12.463       426         10.923    12.473         5
2007  .      12.463    13.590       526         12.473    13.607         9
2008  .      13.590     7.946       508         13.607     7.960        20
2009  .       7.946    10.207       404          7.960    10.231        16
2010  .      10.207    10.902       371         10.231    10.933        15
2011  .      10.902    10.730       508         10.933    10.766        21
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA International Index
2008  .       9.601     6.398       153          9.384     6.400        35
2009  .       6.398     8.034       411          6.400     8.040        49
2010  .       8.034     8.447       473          8.040     8.458        39
2011  .       8.447     7.270       555          8.458     7.283        28
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Large Cap 100
2008  .       9.473     6.975       242          9.722     6.976        51
2009  .       6.975     9.268       612          6.976     9.275        80
2010  .       9.268    10.850       664          9.275    10.863        42
2011  .      10.850    10.903       568         10.863    10.923        35
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A        N/A        N/A         10.621    10.657        10
2011  .       N/A        N/A        N/A         10.657    10.448        10
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .      10.557    10.399        79          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A        N/A        N/A          N/A        N/A        N/A
2011  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .      10.719    10.852         2          N/A        N/A        N/A
2011  .      10.852    10.472        13         10.855    10.480         9
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA S&P 500 Index(1)
2005  .      10.077    10.251         1*         N/A        N/A        N/A
2006  .      10.251    11.472        14          N/A        N/A        N/A
2007  .      11.464    11.350        63         11.639    11.364        48
2008  .      11.350     7.001       456         11.364     7.014        98
2009  .       7.001     8.671       933          7.014     8.691       136
2010  .       8.671     9.771       986          8.691     9.798       130
2011  .       9.771     9.775       965          9.798     9.807        87
---------    ------    ------       ---         ------    ------       ---
LVIP SSgA Small Cap Index
2007  .       9.913     9.150        38          9.057     9.153         4
2008  .       9.150     5.934       218          9.153     5.939        46
2009  .       5.934     7.344       322          5.939     7.354        48
2010  .       7.344     9.102       320          7.354     9.119        32
2011  .       9.102     8.532       360          9.119     8.552        25
---------    ------    ------       ---         ------    ------       ---
LVIP SSGA Small/Mid Cap 200
2008  .       9.697     7.225        81         10.120     7.227        16
2009  .       7.225    10.763       205          7.227    10.772        18
2010  .      10.763    13.505       190         10.772    13.522        25
2011  .      13.505    12.971       134         13.522    12.994        14
---------    ------    ------       ---         ------    ------       ---
LVIP T. Rowe Price Growth Stock
2007  .       9.840     9.927        73         10.203     9.930         1*
2008  .       9.927     5.670        79          9.930     5.674        21
2009  .       5.670     7.968       314          5.674     7.978        68
2010  .       7.968     9.135       425          7.978     9.152        49
2011  .       9.135     8.824       353          9.152     8.845        47
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .       N/A        N/A        N/A         13.707    14.747         5
2006  .      10.957    11.706         1*        14.747    15.788        20
2007  .      11.706    13.000         7         15.788    17.569        16
2008  .      13.000     7.273         7         17.569     9.849        33
2009  .       7.273    10.407         5          9.849    14.120        24
2010  .      10.407    13.063         4         14.120    17.760        26
2011  .      13.063    12.277         4         17.760    16.725        24
---------    ------    ------       ---         ------    ------        --
LVIP Templeton Growth
2007  .       9.944     9.771        14          9.901     9.783       106
2008  .       9.771     5.948        19          9.783     5.967       221
2009  .       5.948     7.451        10          5.967     7.490       144
2010  .       7.451     7.764        10          7.490     7.820       126
2011  .       7.764     7.356        10          7.820     7.424       122
---------    ------    ------       ---         ------    ------       ---
LVIP Turner Mid-Cap Growth
2007  .      10.599    10.922         1*        10.030    10.826        73
2008  .      10.922     5.413         1*        10.826     5.376        55
2009  .       5.413     7.856         1*         5.376     7.818        36
2010  .       7.856     9.774         2          7.818     9.747       108
2011  .       9.774     8.831        13          9.747     8.823        41
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       N/A        N/A        N/A         10.082     9.338         4
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       N/A        N/A        N/A         10.231     8.332         5
---------    ------    ------       ---         ------    ------       ---
LVIP Wells Fargo Intrinsic Value Fund
2005  .      10.029    10.451         3         10.142    10.463        11
2006  .      10.451    11.370         4         10.463    11.406        26
2007  .      11.370    11.601         5         11.406    11.661        71
2008  .      11.601     6.995        11         11.661     7.046        59
2009  .       6.995     8.434         6          7.046     8.511        72
2010  .       8.434     9.725         4          8.511     9.834        75
2011  .       9.725     9.264         4          9.834     9.387        58
---------    ------    ------       ---         ------    ------       ---
MFS VIT Growth Series
2008  .       N/A        N/A        N/A         13.600     9.165         4
2009  .       N/A        N/A        N/A          9.165    12.361        23
2010  .       N/A        N/A        N/A         12.361    13.965        24
2011  .       N/A        N/A        N/A         13.965    13.639        24
---------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return Series
2005  .      10.008    10.103         3         11.870    11.961       132
2006  .      10.103    11.055        45         11.961    13.114       229
2007  .      11.055    11.262        65         13.114    13.387       307
2008  .      11.262     8.575        48         13.387    10.213       402
2009  .       8.575     9.895        48         10.213    11.809       384
2010  .       9.895    10.633        42         11.809    12.715       319
2011  .      10.633    10.588        43         12.715    12.686       283
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities Series
2005  .      10.334    11.034         4         12.032    13.775        95
2006  .      11.034    14.164        15         13.775    17.718       243
2007  .      14.164    17.710        40         17.718    22.198       447
2008  .      17.710    10.796        38         22.198    13.559       397
2009  .      10.796    14.060        35         13.559    17.694       346
2010  .      14.060    15.644        13         17.694    19.726       323
2011  .      15.644    16.332        14         19.726    20.635       198
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .      10.181    11.170         7         11.963    13.365        31
2006  .      11.170    12.558        10         13.365    15.055        70
2007  .      12.558    15.082        16         15.055    18.118       118
2008  .      15.082     8.372        18         18.118    10.077        94
2009  .       8.372    10.799        15         10.077    13.024        43
2010  .      10.799    13.665         9         13.024    16.514        36
2011  .      13.665    13.458         7         16.514    16.296        32
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .      10.405    10.985         8          N/A        N/A        N/A
2006  .      10.985    11.789        50          N/A        N/A        N/A
2007  .      11.789    13.152       127         11.932    13.169         2
2008  .      13.152     7.391       125         13.169     7.405        22
2009  .       7.391    10.623       137          7.405    10.648        26
2010  .      10.623    13.395       116         10.648    13.433        27
2011  .      13.395    12.646       140         13.433    12.689        22
---------    ------    ------       ---         ------    ------       ---
LVIP Templeton Growth
2007  .      10.120     9.798       450          9.972     9.801        10
2008  .       9.798     5.991       770          9.801     5.996        64
2009  .       5.991     7.539       578          5.996     7.549        42
2010  .       7.539     7.891       592          7.549     7.905        35
2011  .       7.891     7.510       505          7.905     7.528        20
---------    ------    ------       ---         ------    ------       ---
LVIP Turner Mid-Cap Growth
2007  .       9.906    10.843        91          9.700    10.846         7
2008  .      10.843     5.398        87         10.846     5.403        25
2009  .       5.398     7.869        88          5.403     7.879        20
2010  .       7.869     9.835       131          7.879     9.853        18
2011  .       9.835     8.926        86          9.853     8.946        18
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard Domestic Equity ETF
2011  .       9.976     9.353        11          8.938     9.356         6
---------    ------    ------       ---         ------    ------       ---
LVIP Vanguard International Equity ETF
2011  .       8.899     8.345        16          9.276     8.348         2
---------    ------    ------       ---         ------    ------       ---
LVIP Wells Fargo Intrinsic Value Fund
2005  .      10.009    10.478        33         10.114    10.481         1*
2006  .      10.478    11.451        80         10.481    11.460        18
2007  .      11.451    11.736       172         11.460    11.751        23
2008  .      11.736     7.109       174         11.751     7.122        32
2009  .       7.109     8.609       179          7.122     8.629        23
2010  .       8.609     9.972       176          8.629    10.000        23
2011  .       9.972     9.542       163         10.000     9.574        23
---------    ------    ------       ---         ------    ------       ---
MFS VIT Growth Series
2008  .      13.954     9.334         8         13.347    10.977         8
2009  .       9.334    12.621        11         10.977    14.850         8
2010  .      12.621    14.294        14         14.850    16.827        10
2011  .      14.294    13.995         8          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------       ---
MFS VIT Total Return Series
2005  .      12.384    12.510       191         12.142    12.272         5
2006  .      12.510    13.750       480         12.272    13.494        14
2007  .      13.750    14.071       591         13.494    13.816        47
2008  .      14.071    10.762       621         13.816    10.573        52
2009  .      10.762    12.475       686         10.573    12.261        52
2010  .      12.475    13.466       653         12.261    13.242        53
2011  .      13.466    13.469       580         13.242    13.252        53
---------    ------    ------       ---         ------    ------       ---
MFS VIT Utilities Series
2005  .      12.763    14.649        66         15.271    17.537        18
2006  .      14.649    18.890       229         17.537    22.625        16
2007  .      18.890    23.725       652         22.625    28.430        66
2008  .      23.725    14.528       635         28.430    17.417        64
2009  .      14.528    19.006       506         17.417    22.798        38
2010  .      19.006    21.242       430         22.798    25.493        30
2011  .      21.242    22.276       391         25.493    26.747        31
---------    ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .      12.063    13.510        41         13.922    15.599         5
2006  .      13.510    15.256       141         15.599    17.625        19
2007  .      15.256    18.406       178         17.625    21.274        29
2008  .      18.406    10.263       145         21.274    11.868        12
2009  .      10.263    13.298        96         11.868    15.386         5
2010  .      13.298    16.903        75         15.386    19.567         4
2011  .      16.903    16.722        61         19.567    19.367         3
---------    ------    ------       ---         ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Neuberger Berman AMT Regency Portfolio
2005  .      10.097    10.991         6        15.700    17.270         34
2006  .      10.991    11.977         4        17.270    18.856         61
2007  .      11.977    12.127         7        18.856    19.131         65
2008  .      12.127     6.440         4        19.131    10.180         61
2009  .       6.440     9.252         2        10.180    14.654         39
2010  .       9.252    11.443         2        14.654    18.161         33
2011  .      11.443    10.488         2        18.161    16.678         24
---------    ------    ------         -        ------    ------         --
PIMCO VIT Commodity Real Return
2009  .       N/A        N/A        N/A        10.976    12.487          1*
2010  .      12.472    15.190         1*       12.487    15.239          8
2011  .      15.190    13.766         1*       15.239    13.837         14
---------    ------    ------       ---        ------    ------         --



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Neuberger Berman AMT Regency Portfolio
2005  .      15.830   17.457         47        15.443    17.038          5
2006  .      17.457   19.108        174        17.038    18.659         10
2007  .      19.108   19.435        218        18.659    18.988         12
2008  .      19.435   10.368        196        18.988    10.134         10
2009  .      10.368   14.961        142        10.134    14.632          9
2010  .      14.961   18.589        125        14.632    18.188          9
2011  .      18.589   17.113        111        18.188    16.753          9
---------    ------   ------        ---        ------    ------         --
PIMCO VIT Commodity Real Return
2009  .       9.829   12.507         20         N/A        N/A         N/A
2010  .      12.507   15.301         21         N/A        N/A         N/A
2011  .      15.301   13.929         43        15.313    13.947          2
---------    ------   ------        ---        ------    ------        ---

* All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C - Discontinued Living Benefit Riders
The Living Benefit riders described in this Appendix are unavailable for purchase as of June 30, 2009. This Appendix contains important information for contractowners who purchased their contract and one of the following Living Benefit riders prior to June 30, 2009. The riders described below, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, and 4LATER (Reg. TM) Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (4LATER (Reg.
TM) Advantage). You may not own more than one Living Benefit rider at a time. If you own a Living Benefit rider, you will be subject to Investment Requirements (see Investment Requirements in the prospectus). Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.

i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit are described in detail in the prospectus (see The Contracts - Living Benefit Riders).


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum, guaranteed, periodic withdrawals for your life as contractowner/annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option under Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments plus applicable bonus credits made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. This option guarantees at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to Investment Requirements.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elected the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equaled your initial purchase payment plus the amount of any bonus credit. If you elected the rider after we issued the contract, the initial Guaranteed Amount equaled the contract value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments and any bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and any bonus credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:


         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments, and applicable bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments and any applicable bonus credits received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional purchase payments and any bonus credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment (and bonus credit). Any purchase payments and bonus credits made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000

Additional purchase payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600

Additional purchase payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000

On the first Benefit Year Anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 times 1.05% = $125,580 plus $10,400). The $10,000 purchase payment and $400 bonus credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the contractowner/annuitant (single life option) is 591/2 or older or the contractowner and spouse (joint life option) are age 65 or older.

   b. If the contractowner/annuitant (single life option) is under age 591/2 or the contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (single life) or 65 (joint life):



                                                                                                Potential for   Length of 5%
                                                                                   Guaranteed     Charge to     Enhancement
                                                                  Contract Value     Amount         Change         Period
                                                                 ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         No              10
         1st Benefit Year Anniversary...........................      $54,000        $54,075         No               9
         2nd Benefit Year Anniversary...........................      $53,900        $56,779         No               8
         3rd Benefit Year Anniversary...........................      $57,000        $59,618         No               7
         4th Benefit Year Anniversary...........................      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the contract value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments, including bonus credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,400 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election). Required minimum distributions
(RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Bonus Credit of $8,000; Guaranteed Amount =$208,000; Initial Maximum Annual Withdrawal amount = $10,400.

After 10 years, at age 65, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the contract value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals times 200%), the Guaranteed Amount is increased to $374,400.

The 200% Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under the joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician;

an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments and bonus credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (single life) is older than 591/2 and the contractowner and spouse (joint life) are both older than 65):



                                                                                   Guaranteed    Maximum Annual
                                                                  Contract Value     Amount     Withdrawal Amount
                                                                 ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 + 3% bonus credit .         $51,500        $51,500         $2,575
         1st Benefit Year Anniversary...........................      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary...........................      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary...........................      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary...........................      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an

RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)

After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:

Contract Value = $54,800
Guaranteed Amount = $79,800

The contract value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 contract value ($6,800 / $54,800)

Contract value = $48,000

Guaranteed Amount = $69,898 ($79,800 X 12.41% = $9,902; $79,800 - $9,902 =
$69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to purchase payments (and not bonus credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to bonus credits are not subject to surrender charges.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner, is age 591/2 (single life) or the contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after the next Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. (See the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment + $4,000 bonus credit
 o $104,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $93,600
 o $5,200 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $98,444 ($104,000 reduced by 5.34% ($5,000/ $93,600) and the new Maximum Annual
Withdrawal amount is $4,922 (5% times $98,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charges.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount, (plus any purchase payments and applicable bonus credits made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of

$100,000 with a 4% bonus credit of $4,000; Initial Guaranteed Amount of $104,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $14,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models:
Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

Impact of Divorce on Joint Life Option.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.


General Provisions

Termination. After the seventh anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the joint life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage will provide a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Lincoln SmartSecurity (Reg. TM) Advantage

This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, any bonus credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

If you own this rider, you are limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements in this prospectus.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts of all Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant).

Additional purchase payments and bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and bonus credit (not to exceed the maximum); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit will increase the Guaranteed Amount by $10,300. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments and step-ups are made and any bonus credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including any surrender charges and other deductions), the rider charge and account fee plus any purchase payments and any bonus credits made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                          Contract Value      Guaranteed Amount
                                         ----------------    ------------------
o   Initial Purchase Payment $50,000
    (3% bonus credit)                    $51,500                   $51,500
o   1st Benefit Year Anniversary         $54,000                   $54,000
o   2nd Benefit Year Anniversary         $53,900                   $54,000
o   3rd Benefit Year Anniversary         $57,000                   $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments, any bonus credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments and any bonus credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
Initial Guaranteed Amount of $104,000 equals $100,000 purchase payment and 4% bonus credit

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (contractowner) and your spouse (if the joint life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up i.e. all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a bonus credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a joint life option to a single life option (if the contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;

 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders will limit how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments and any bonus credits. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments and any bonus credits. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and any bonus credit and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments, corresponding bonus credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit, plus 15% of that purchase payment and bonus credit.


Example:

         Initial Purchase Payment and corresponding bonus credit      $104,000
         Purchase Payment and corresponding bonus credit 60           $ 10,400
                                                                      --------
         days later
         Income Base                                                  $114,400
         Future Income Base (during the 1st Waiting Period)           $131,560   ($114,400 x 115%)
         Income Base (after 1st Waiting Period)                       $131,560
         New Future Income Base (during 2nd Waiting Period)           $151,294   ($131,560 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit plus 15% of that purchase payment and corresponding bonus credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $104,000
         Purchase Payment and corresponding bonus credit in         $ 10,400
                                                                    --------
         Year 2
         New Income Base                                            $114,400
         Future Income Base (during 1st Waiting Period-Year 2)      $130,520   ($104,000 x 115%) + ($10,400 x 100%) +
                                                                               ($10,400 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $130,520
         New Future Income Base (during 2nd Waiting Period)         $150,098   ($130,520 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments and corresponding bonus credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:

      Income Base                             $104,000      Maximum Income Base                   $208,000
      Purchase Payment and                    $ 10,400      Increase to Maximum Income Base       $ 20,800
       corresponding bonus credit in
       Year 2
      New Income Base                         $114,400      New Maximum Income Base               $228,800
      Future Income Base after Purchase       $130,520      Maximum Income Base                   $228,800
       Payment
      Income Base (after 1st Waiting          $130,520
       Period)
      Future Income Base (during 2nd          $150,098      Maximum Income Base                   $228,800
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $117,468
      Future Income Base                      $135,088      Maximum Income Base                   $205,920

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

NOTE: If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period occurred.

Additional purchase payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change.

The following is an example of what happens when you extend the Access Period:

Assume:
i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years
Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

Extend Access Period 5 years:
i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment = $5,355
- $6,375 = 84%
New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the annuitant (or, the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix D - Contracts Eligible for Inclusion in Owner's Investment

                         The American Legacy (Reg. TM)


                          American Legacy II (Reg. TM)


                         American Legacy III (Reg. TM)


                     American Legacy III (Reg. TM) B Class


                     American Legacy III C Share (Reg. TM)


                       American Legacy III Plus (Reg. TM)


                       American Legacy III View (Reg. TM)


               American Legacy Shareholder's Advantage (Reg. TM)


           American Legacy Shareholder's Advantage (Reg. TM) A Class


                        American Legacy Design (Reg. TM)


                      American Legacy (Reg. TM) Signature


                        American Legacy (Reg. TM) Fusion


                              Multi-Fund (Reg. TM)


                             Multi-Fund (Reg. TM) 5


                              Lincoln ChoicePlusSM


                          Lincoln ChoicePlusSM Access


                           Lincoln ChoicePlusSM Bonus

                            Lincoln ChoicePlus IISM


                         Lincoln ChoicePlus IISM Access


                         Lincoln ChoicePlus IISM Bonus


                        Lincoln ChoicePlus IISM Advance


                    Lincoln ChoicePlus AssuranceSM (A Share)


                    Lincoln ChoicePlus AssuranceSM (A Class)


                    Lincoln ChoicePlus AssuranceSM (B Share)


                    Lincoln ChoicePlus AssuranceSM (B Class)


                    Lincoln ChoicePlus AssuranceSM (C Share)


                    Lincoln ChoicePlus AssuranceSM (L Share)


                     Lincoln ChoicePlus AssuranceSM (Bonus)


                          Lincoln ChoicePlusSM Design


                         Lincoln ChoicePlusSM Rollover


                         Lincoln ChoicePlusSM Signature


                          Lincoln ChoicePlusSM Fusion


                         Lincoln InvestmentSolutionsSM

                                      SAI 3

Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln Life Variable Annuity Account N  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (Bonus) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2012. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (Bonus) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2012.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $202,245,526, $289,902,595 and $358,027,469 to LFA and Selling Firms in 2009, 2010 and 2011 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                        /s/ Ernst & Young LLP

                                        Philadelphia, Pennsylvania
                                        March 30, 2012

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                      AS OF DECEMBER 31,
                                                                                     -------------------
                                                                                       2011       2010
                                                                                     --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $67,366; 2010 -- $63,512)   $ 73,607   $ 66,289
      Variable interest entities' fixed maturity securities (amortized cost:
         2011 -- $673; 2010 -- $570)                                                      700        584
      Equity securities (cost: 2011 -- $135; 2010 -- $119)                                139        140
   Trading securities                                                                   2,538      2,459
   Mortgage loans on real estate                                                        6,589      6,431
   Real estate                                                                            112        168
   Policy loans                                                                         2,855      2,832
   Derivative investments                                                               2,846      1,021
   Other investments                                                                    1,059        978
                                                                                     --------   --------
         Total investments                                                             90,445     80,902
Cash and invested cash                                                                  3,844      1,904
Deferred acquisition costs and value of business acquired                               8,336      8,854
Premiums and fees receivable                                                              409        334
Accrued investment income                                                                 949        904
Reinsurance recoverables                                                                9,033      7,399
Reinsurance related embedded derivatives                                                   --        339
Funds withheld reinsurance assets                                                         874        986
Goodwill                                                                                2,273      3,017
Other assets                                                                            3,107      2,743
Separate account assets                                                                83,477     84,630
                                                                                     --------   --------
         Total assets                                                                $202,747   $192,012
                                                                                     ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                             $ 18,399   $ 16,010
Other contract holder funds                                                            68,823     65,578
Short-term debt                                                                            10         10
Long-term debt                                                                          2,429      2,429
Reinsurance related embedded derivatives                                                   12         --
Funds withheld reinsurance liabilities                                                  4,708      3,385
Deferred gain on business sold through reinsurance                                        435        405
Payables for collateral on investments                                                  3,747      1,712
Variable interest entities' liabilities                                                   193        132
Other liabilities                                                                       4,652      3,123
Separate account liabilities                                                           83,477     84,630
                                                                                     --------   --------
         Total liabilities                                                            186,885    177,414
                                                                                     --------   --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                   10,605     10,585
Retained earnings                                                                       2,668      3,137
Accumulated other comprehensive income (loss)                                           2,589        876
                                                                                     --------   --------
         Total stockholder's equity                                                    15,862     14,598
                                                                                     --------   --------
            Total liabilities and stockholder's equity                               $202,747   $192,012
                                                                                     ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                   DECEMBER 31,
                                                                                             ------------------------
                                                                                              2011     2010     2009
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $2,017   $1,929   $1,878
Insurance fees                                                                                3,228    3,070    2,841
Net investment income                                                                         4,490    4,362    4,006
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                  (156)    (231)    (643)
   Portion of loss recognized in other comprehensive income                                      43       83      262
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (113)    (148)    (381)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (145)    (100)    (208)
                                                                                             ------   ------   ------
         Total realized gain (loss)                                                            (258)    (248)    (589)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                              110       52       73
Other revenues and fees                                                                         375      360      299
                                                                                             ------   ------   ------
      Total revenues                                                                          9,962    9,525    8,508
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,444    2,438    2,408
Benefits                                                                                      2,204    2,567    2,448
Underwriting, acquisition, insurance and other expenses                                       3,823    2,999    2,579
Interest and debt expense                                                                       108       99       93
Impairment of intangibles                                                                       744       --      729
                                                                                             ------   ------   ------
      Total benefits and expenses                                                             9,323    8,103    8,257
                                                                                             ------   ------   ------
      Income (loss) before taxes                                                                639    1,422      251
      Federal income tax expense (benefit)                                                      308      347      163
                                                                                             ------   ------   ------
         Net income (loss)                                                                   $  331   $1,075   $   88
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2011      2010      2009
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $10,585   $10,588   $ 9,132
Capital contribution from Lincoln National Corporation             10        --     1,451
Stock compensation/issued for benefit plans                        10        (3)        5
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,605    10,585    10,588
                                                              -------   -------   -------

RETAINED EARNINGS
Balance as of beginning-of-year                                 3,137     2,915     3,135
Cumulative effect from adoption of new accounting standards        --      (169)       97
Comprehensive income (loss)                                     2,044     1,872     2,692
Less other comprehensive income (loss), net of tax              1,713       797     2,604
                                                              -------   -------   -------
   Net income (loss)                                              331     1,075        88
Dividends declared                                               (800)     (684)     (405)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,668     3,137     2,915
                                                              -------   -------   -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   876      (102)   (2,609)
Cumulative effect from adoption of new accounting standards        --       181       (97)
Other comprehensive income (loss), net of tax                   1,713       797     2,604
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,589       876      (102)
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $15,862   $14,598   $13,401
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                     FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ------------------------------
                                                                                 2011       2010       2009
                                                                               --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $    331   $  1,075   $     88
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                            (268)      (304)      (371)
   Trading securities purchases, sales and maturities, net                           86         39        (20)
   Change in premiums and fees receivable                                           (75)       (32)       143
   Change in accrued investment income                                              (45)       (44)       (87)
   Change in future contract benefits and other contract holder funds             1,241       (202)    (2,857)
   Change in reinsurance related assets and liabilities                             405        888      2,790
   Change in federal income tax accruals                                            149        692        178
   Realized (gain) loss                                                             258        248        589
   (Income) loss attributable to equity method investments                          (90)       (93)        55
   Amortization of deferred gain on business sold through reinsurance              (110)       (52)       (73)
   Impairment of intangibles                                                        744         --        729
   Other                                                                            (11)       156        (54)
                                                                               --------   --------   --------
      Net cash provided by (used in) operating activities                         2,615      2,371      1,110
                                                                               --------   --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (10,359)   (12,816)   (13,075)
Sales of available-for-sale securities                                            1,331      2,642      3,614
Maturities of available-for-sale securities                                       5,055      4,429      3,209
Purchases of other investments                                                   (4,434)    (2,775)      (779)
Sales or maturities of other investments                                          2,784      3,099      1,102
Increase (decrease) in payables for collateral on investments                     2,035       (212)     1,044
Proceeds from sale of subsidiaries/businesses, net of cash disposed                  --         --          6
Proceeds from reinsurance recapture                                                 204         25         --
Other                                                                              (112)       (74)       (51)
                                                                               --------   --------   --------
      Net cash provided by (used in) investing activities                        (3,496)    (5,682)    (4,930)
                                                                               --------   --------   --------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --        504         --
Increase (decrease) in short-term debt                                               --        (11)         3
Deposits of fixed account values, including the fixed portion of variable        10,925     11,051     11,346
Withdrawals of fixed account values, including the fixed portion of variable     (4,976)    (5,225)    (5,440)
Transfers to and from separate accounts, net                                     (2,324)    (2,958)    (2,248)
Common stock issued for benefit plans and excess tax benefits                        (4)       (15)        --
Capital contribution from parent company                                             --         --      1,001
Dividends paid to stockholders                                                     (800)      (684)      (405)
                                                                               --------   --------   --------
      Net cash provided by (used in) financing activities                         2,821      2,662      4,257
                                                                               --------   --------   --------
Net increase (decrease) in cash and invested cash                                 1,940       (649)       437
Cash and invested cash as of beginning-of-year                                    1,904      2,553      2,116
                                                                               --------   --------   --------
      Cash and invested cash as of end-of-year                                 $  3,844   $  1,904   $  2,553
                                                                               ========   ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles
("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC transferred ownership of Lincoln Financial Media ("LFM") to LNL. In addition, on December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 20 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income
(Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity which does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all non-related party business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of inforce contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Good-will is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income
(Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses also acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $79 million, $82 million and $89 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. The Consolidations Topic of the FASB ASC was amended to require a qualitative approach for identifying the variable interest required to consolidate the VIE based on the entity that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in Credit-Linked Notes ("CLNs"), and as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 21 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts.
We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our consolidated financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stock-holders' Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 5, and the amount of OTTI recognized in accumulated OCI is provided in Note 14.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 5.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in

ASU 2011-11 effective January 1, 2013, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 in our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $969 million to $1.17 billion. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes the following from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED AND CAPITAL CONTRIBUTIONS

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2010:

ASSETS
Deferred acquisition costs                      $(148)
Other assets                                      (40)
                                                -----
   Total assets                                 $(188)
                                                =====

LIABILITIES

Future contract benefits                        $ (72)
Deferred gain (loss) on business sold through
   reinsurance                                    (76)
Other liabilities                                 (40)
                                                -----
   Total liabilities                            $(188)
                                                =====

REINSURANCE RECAPTURED FROM LNBAR

During 2011 and 2010, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
ASSETS
Cash                                       $ 204      $  25
Deferred acquisition costs                   243        110
                                           -----      -----
   Total assets                            $ 447      $ 135
                                           =====      =====
LIABILITIES
Future contract benefits                   $ 613      $ 387
Other contract holder funds                   18         22
Funds withheld reinsurance liabilities      (300)      (346)
Deferred gain (loss) on business sold
   through reinsurance                       106         42
Other liabilities                              4         10
                                           -----      -----
   Total liabilities                       $ 441      $ 115
                                           =====      =====

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
REVENUES AND EXPENSES
Amortization of deferred gain (loss) on
   business sold through reinsurance:
   Write-off of unamortized deferred
   gain (loss)                              $ 34      $(42)
   Gain on recapture                             --     17
Benefits                                     (24)       55
Federal income tax expense                    (4)      (10)
                                            ----      ----
   Net income                               $  6      $ 20
                                            ====      ====

CAPITAL CONTRIBUTIONS

On May 7, 2009, LNC transferred ownership of LFM to LNL. On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                             FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          -------------------
                                          2011    2011   2009
                                          ----   -----   ----
                                          LIAC   OTHER    LFM
                                           ---    ---    ----
Cash and invested cash                     $ 1    $--    $  1
Goodwill                                    --     --     174
Specifically identifiable intangible
   assets                                   --     --     168
Other assets                                 9     --      21
Short-term debt                             --     --     (14)
Other liabilities                           (5)     5     (70)
                                           ---    ---    ----
   Total(1)                                $ 5    $ 5    $280
                                           ===    ===    ====

----------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Income (Loss) since adopting new accounting guidance in 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2011:

                                         AMOUNT AND
                                      DATE OF ISSUANCE
                                   ----------------------
                                      $400         $200
                                    DECEMBER      APRIL
                                      2006         2007
                                   ----------   ---------
Original attachment point
   (subordination)                       5.50%       2.05%
Current attachment point
   (subordination)                       4.17%       1.48%
Maturity                           12/20/2016   3/20/2017
Current rating of tranche                  B+         Ba2
Current rating of underlying
   collateral pool                     Aa1-B3    Aaa-Caa1
Number of defaults in underlying
   collateral pool                          2           2
Number of entities                        123          99
Number of countries                        19          22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2011:

                                   AAA    AA      A     BBB    BB    B    CCC   TOTAL
                                   ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Telecommunications                  --%    --%   5.5%   4.8%  0.4%  0.5%   --%   11.2%
Financial intermediaries           0.3%   3.3%   6.4%   0.5%   --%   --%   --%   10.5%
Oil and gas                         --%   0.7%   1.0%   4.6%   --%   --%   --%    6.3%
Utilities                           --%    --%   3.1%   1.4%   --%   --%   --%    4.5%
Chemicals and plastics              --%    --%   2.3%   1.2%  0.4%   --%   --%    3.9%
Drugs                              0.3%   2.2%   1.2%    --%   --%   --%   --%    3.7%
Retailers (except food and drug)    --%    --%   2.1%   0.9%  0.5%   --%   --%    3.5%
Industrial equipment                --%    --%   3.0%   0.3%   --%   --%   --%    3.3%
Sovereign                           --%   0.7%   1.6%   1.0%   --%   --%   --%    3.3%
Food products                       --%   0.3%   1.8%   1.1%   --%   --%   --%    3.2%
Conglomerates                       --%   2.6%   0.5%    --%   --%   --%   --%    3.1%
Forest products                     --%    --%    --%   1.6%  1.4%   --%   --%    3.0%
Other                               --%   3.0%  14.9%  17.3%  3.5%  1.5%  0.3%   40.5%
                                   ---   ----   ----   ----   ---   ---   ---   -----
   Total                           0.6%  12.8%  43.4%  34.7%  6.2%  2.0%  0.3%  100.0%
                                   ===   ====   ====   ====   ===   ===   ===   =====

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                         AS OF DECEMBER 31, 2011             AS OF DECEMBER 31, 2010
                                    ---------------------------------   ---------------------------------
                                       NUMBER                            NUMBER
                                         OF       NOTIONAL   CARRYING      OF         NOTIONAL   CARRYING
                                    INSTRUMENTS    AMOUNTS     VALUE    INSTRUMENTS    AMOUNTS     VALUE
                                    -----------   --------   --------   -----------   --------   --------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loan        N/A         $ --       $592         N/A         $ --       $584
   U.S. Government bonds                N/A           --        108         N/A           --         --
Excess mortality swap                     1          100         --          --           --         --
                                        ---         ----       ----         ---         ----       ----
   Total assets(1)                        1         $100       $700          --         $ --       $584
                                        ---         ----       ----         ---         ----       ----
LIABILITIES

Non-qualifying hedges:
   Credit default swaps                   2         $600       $295           2         $600       $215
   Contingent forwards                    2           --         (4)          2           --         (6)
                                        ---         ----       ----         ---         ----       ----
      Total non-qualifying hedges         4          600        291           4          600        209
                                        ---         ----       ----         ---         ----       ----
Federal income tax                      N/A           --        (98)        N/A           --        (77)
                                        ---         ----       ----         ---         ----       ----
         Total liabilities(2)             4         $600       $193           4         $600       $132
                                        ===         ====       ====         ===         ====       ====

----------
(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2011.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                      2011       2010
                                    --------   --------
NON-QUALIFYING HEDGES
Credit default swaps                  $(80)      $25
Contingent forwards                     (2)       (9)
                                      ----       ---
   Total non-qualifying hedges(1)     $(82)      $16
                                      ====       ===

----------
(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2011
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $52,665   $5,989   $507   $ 60  $58,087
U.S. Government bonds                             395       50     --     --      445
Foreign government bonds                          654       64     --     --      718
RMBS                                            7,331      522     70    119    7,664
CMBS                                            1,563       68     93      9    1,529
CDOs                                              120       --     19     --      101
State and municipal bonds                       3,399      553      9     --    3,943
Hybrid and redeemable preferred securities      1,239       47    166     --    1,120
VIEs' fixed maturity securities                   673       27     --     --      700
                                              -------   ------   ----   ----  -------
   Total fixed maturity securities             68,039    7,320    864    188   74,307
Equity securities                                 135       16     12     --      139
                                              -------   ------   ----   ----  -------
      Total AFS securities                    $68,174   $7,336   $876   $188  $74,446
                                              =======   ======   ====   ====  =======

                                                      AS OF DECEMBER 31, 2010
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $47,920   $3,470  $  597  $ 78  $50,715
U.S. Government bonds                             106       16      --    --      122
Foreign government bonds                          459       37       2    --      494
RMBS                                            8,224      409     112   140    8,381
CMBS                                            2,047       89     165     6    1,965
CDOs                                              173       21      13     8      173
State and municipal bonds                       3,150       26      91    --    3,085
Hybrid and redeemable preferred securities      1,433       55     134    --    1,354
VIEs' fixed maturity securities                   570       14      --    --      584
                                              -------   ------  ------  ----  -------
   Total fixed maturity securities             64,082    4,137   1,114   232   66,873
Equity securities                                 119       25       4    --      140
                                              -------   ------  ------  ----  -------
      Total AFS securities                    $64,201   $4,162  $1,118  $232  $67,013
                                              =======   ======  ======  ====  =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2011
                                         -----------------------
                                           AMORTIZED     FAIR
                                              COST      VALUE
                                           ---------   -------
Due in one year or less                     $ 2,270    $ 2,305
Due after one year through five years        12,127     12,971
Due after five years through ten years       21,973     24,054
Due after ten years                          22,655     25,683
                                            -------    -------
   Subtotal                                  59,025     65,013
                                            -------    -------
MBS                                           8,894      9,193
CDOs                                            120        101
                                            -------    -------
      Total fixed maturity AFS securities   $68,039    $74,307
                                            =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2011
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------   -------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                ------   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $2,764      $152      $1,420      $415      $4,184     $  567
RMBS                                                               525       118         408        71         933        189
CMBS                                                               173        15         136        87         309        102
CDOs                                                                 9         1          80        18          89         19
State and municipal bonds                                           31        --          30         9          61          9
Hybrid and redeemable preferred securities                         315        23         340       143         655        166
                                                                ------      ----      ------      ----      ------     ------
   Total fixed maturity securities                               3,817       309       2,414       743       6,231      1,052
Equity securities                                                   38        12          --        --          38         12
                                                                ------      ----      ------      ----      ------     ------
      Total AFS securities                                      $3,855      $321      $2,414      $743      $6,269     $1,064
                                                                ======      ====      ======      ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                             891
                                                                                                                       ======

                                                                                    AS OF DECEMBER 31, 2010
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------  --------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI      VALUE       OTTI
                                                                ------   ----------   ------   ----------  -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $5,155      $289      $1,944      $386     $ 7,099     $  675
Foreign government bonds                                            19        --           9         2          28          2
RMBS                                                               628       121         702       131       1,330        252
CMBS                                                                73         8         278       163         351        171
CDOs                                                                --        --         146        21         146         21
State and municipal bonds                                        1,849        81          26        10       1,875         91
Hybrid and redeemable preferred securities                         199         9         547       125         746        134
                                                                ------      ----      ------      ----     -------     ------
   Total fixed maturity securities                               7,923       508       3,652       838      11,575      1,346
Equity securities                                                    3         4          --        --           3          4
                                                                ------      ----      ------      ----     -------     ------
      Total AFS securities                                      $7,926      $512      $3,652      $838     $11,578     $1,350
                                                                ======      ====      ======      ====     =======     ======
Total number of AFS securities in an unrealized loss position                                                           1,196
                                                                                                                       ======

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2011
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  378    $123    $ 29         56
Six months or greater, but less than nine months          51      28      12         18
Nine months or greater, but less than twelve months        2      --       1          7
Twelve months or greater                                 596     454     102        175
                                                      ------    ----    ----        ---
   Total                                              $1,027    $605    $144        256
                                                      ======    ====    ====        ===

                                                              AS OF DECEMBER 31, 2010
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  169    $ 73    $  4         41
Six months or greater, but less than nine months          55      20      --         13
Nine months or greater, but less than twelve months       39      15       1         13
Twelve months or greater                                 884     501     171        224
                                                      ------    ----    ----        ---
Total                                                 $1,147    $609    $176        291
                                                      ======    ====    ====        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $286 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash re-quirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to secu-rities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Balance as of beginning-of-year                              $309   $260   $ --
   Cumulative effect from adoption of new accounting
      standard                                                 --     --     30
   Increases attributable to:
      Credit losses on securities for which an OTTI was not
         previously recognized                                 54     13    259
      Credit losses on securities for which an OTTI was
         previously recognized                                 68     61     --
   Decreases attributable to:
      Securities sold                                         (51)   (25)   (29)
                                                             ----   ----   ----
         Balance as of end-of-year                           $380   $309   $260
                                                             ====   ====   ====

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,780  $1,674
U.S. Government bonds                             376     362
Foreign government bonds                           39      29
RMBS                                              237     247
CMBS                                               31      67
CDOs                                                4       5
State and municipal bonds                          24      22
Hybrid and redeemable preferred securities         45      51
                                               ------  ------
   Total fixed maturity securities              2,536   2,457
Equity securities                                   2       2
                                               ------  ------
      Total trading securities                 $2,538  $2,459
                                               ======  ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2011, 2010 and 2009, was $115 million, $86 million and $126 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 32% and 31% of mortgage loans on real estate as of December 31, 2011 and 2010, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
Current                                        $6,579  $6,419
Valuation allowance associated with
   impaired mortgage loans on real estate          (3)     (8)
Unamortized premium (discount)                     13      20
                                               ------  ------
   Total carrying value                        $6,589  $6,431
                                               ======  ======

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                                  2011   2010
                                                                  ----   ----
Number of impaired mortgage loans on real estate                     3      6
                                                                   ===    ===
Principal balance of impaired mortgage loans on real estate        $11    $52
Valuation allowance associated with impaired mortgage loans
   on real estate                                                   (3)    (8)
                                                                   ---    ---
   Carrying value of impaired mortgage loans on real estate        $ 8    $44
                                                                   ===    ===

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                              2011   2010   2009
                                                              ----   ----   ----
Average carrying value for impaired mortgage loans on
    real estate                                                $15    $29    $ 8
Interest income recognized on impaired mortgage loans on
    real estate                                                  1      3     --
Interest income collected on impaired mortgage loans on
    real estate                                                  1      3     --

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011        AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL    % OF   COVERAGE
                                           AMOUNT    TOTAL     RATIO      AMOUNT    TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                              $5,173     78.6%    1.61       $4,677     72.9%    1.61
65% to 74%                                  1,130     17.2%    1.38        1,429     22.3%    1.41
75% to 100%                                   256      3.9%    0.95          143      2.2%    0.86
Greater than 100%                              20      0.3%    0.73          170      2.6%    1.15
                                           ------    -----                ------    -----
   Total mortgage loans on real estate     $6,579    100.0%               $6,419    100.0%
                                           ======    =====                ======    =====

ALTERNATIVE INVESTMENTS

As of December 31, 2011 and 2010, alternative investments included investments in approximately 96 and 95 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                     FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                   2011     2010     2009
                                                                  ------   ------   ------
Fixed maturity AFS securities                                     $3,724   $3,577   $3,361
VIEs' fixed maturity AFS securities                                   14       14       --
Equity AFS securities                                                  5        5        7
Trading securities                                                   145      148      148
Mortgage loans on real estate                                        392      407      441
Real estate                                                           18       16       17
Standby real estate equity commitments                                 1        1        1
Policy loans                                                         161      167      169
Invested cash                                                          3        5        8
Commercial mortgage loan prepayment and bond makewhole premiums       75       61       22
Alternative investments                                               90       93      (54)
Consent fees                                                           3        8        5
Other investments                                                    (14)      (7)       8
                                                                  ------   ------   ------
Investment income                                                  4,617    4,495    4,133
Investment expense                                                  (127)    (133)    (127)
                                                                  ------   ------   ------
   Net investment income                                          $4,490   $4,362   $4,006
                                                                  ======   ======   ======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2011    2010    2009
                                                       -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                         $  84   $ 100   $ 154
   Gross losses                                         (218)   (241)   (687)
Equity AFS securities:
   Gross gains                                            10       9       5
   Gross losses                                           --      (4)    (27)
Gain (loss) on other investments                          27      (4)   (100)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds            (13)      8     157
                                                       -----   -----   -----
      Total realized gain (loss) related to certain
         investments                                   $(110)  $(132)  $(498)
                                                       =====   =====   =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                        $ (13)  $ (88)  $(209)
   RMBS                                                     (76)    (61)   (237)
   CMBS                                                     (56)    (41)     --
   CDOs                                                      (1)     (1)    (39)
   Hybrid and redeemable preferred securities                (2)     (5)    (67)
                                                          -----   -----   -----
      Total fixed maturity securities                      (148)   (196)   (552)
                                                          -----   -----   -----
Equity securities                                            --      (3)    (27)
         Gross OTTI recognized in net income (loss)        (148)   (199)   (579)
         Associated amortization of DAC, VOBA, DSI
            and DFEL                                         35      51     198
                                                          -----   -----   -----
            Net OTTI recognized in net income (loss),
               pre-tax                                    $(113)  $(148)  $(381)
                                                          =====   =====   =====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                              $  54   $  93   $ 339
Change in DAC, VOBA, DSI and DFEL                           (11)    (10)    (77)
                                                          -----   -----   -----
   Net portion of OTTI recognized in OCI, pre-tax         $  43   $  83   $ 262
                                                          =====   =====   =====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2011 and 2010, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, fore-closure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                    AS OF DECEMBER 31,
                                                            -------------------------------------
                                                                   2011               2010
                                                            -----------------   -----------------
                                                            CARRYING    FAIR    CARRYING    FAIR
                                                              VALUE     VALUE     VALUE     VALUE
                                                            --------   ------   --------   ------
Collateral payable held for derivative investments(1)        $2,994    $2,994    $  853    $  853
Securities pledged under securities lending agreements(2)       200       193       199       192
Securities pledged under reverse repurchase agreements(3)       280       294       280       294
Securities pledged for Term Asset-Backed Securities Loan
   Facility ("TALF")(4)                                         173       199       280       318
Securities pledged for Federal Home Loan Bank of
   Indianapolis Securities ("FHLBI")(5)                         100       142       100       115
                                                             ------    ------    ------    ------
   Total payables for collateral on investments              $3,747    $3,822    $1,712    $1,772
                                                             ======    ======    ======    ======

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   -----------------------
                                    2011     2010    2009
                                   ------   -----   ------
Collateral payable held for
   derivative investments          $2,141   $ 219   $  651
Securities pledged under
   securities lending
   agreements                           1    (302)      74
Securities pledged under
   reverse repurchase
   agreements                          --     (64)    (126)
Securities pledged for TALF          (107)    (65)     345
Securities pledged for FHLBI           --      --      100
                                   ------   -----   ------
   Total increase (decrease) in
      payables for collateral on
      investments                  $2,035   $(212)  $1,044
                                   ======   =====   ======

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $531 million, which included $233 million of LPs, $181 million of private placements and $117 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.5 billion and $2.8 billion, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion and $6.4 billion, or 8% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $5.3 billion and $6.2 billion, or 6% and 8% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge our annuity business. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.

Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY FORWARDS

We used foreign currency forward contracts to hedge the liability exposure on certain options in the variable annuity products. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS -- SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants.

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

AFS SECURITIES EMBEDDED DERIVATIVES

We owned various debt securities that either contained call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contained call options to receive the return on equity-like indices. The change in fair value of these embedded derivatives flowed through net income (loss).

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                        AS OF DECEMBER 31, 2011         AS OF DECEMBER 31, 2010
                                     -----------------------------   ------------------------------
                                                    FAIR VALUE                       FAIR VALUE
                                     NOTIONAL   ------------------   NOTIONAL   -------------------
                                      AMOUNTS    ASSET   LIABILITY   AMOUNTS     ASSET    LIABILITY
                                     --------   ------   ---------   --------   -------   ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)         $ 2,212   $  144    $    --     $ 2,076   $  (40)    $    --
   Foreign currency contracts(1)          340       38         --         340       30          --
                                      -------   ------    -------     -------   ------     -------
      Total cash flow hedges            2,552      182         --       2,416      (10)         --
                                      -------   ------    -------     -------   ------     -------
NON-QUALIFYING HEDGES
Interest rate contracts(1)             30,232      567         --      18,406     (425)         --
Foreign currency contracts(1)               4       --         --         219       --          --
Equity market contracts(1)             16,300    2,097         --      11,477    1,441          --
Credit contracts(1)                        48       --         --          --       --          --
Credit contracts(2)                       148       --        (16)        145       --         (16)
Embedded derivatives:
   Deferred compensation plans(2)          --       --       (304)         --       --        (315)
   Indexed annuity contracts(3)            --       --       (399)         --       --        (497)
   GLB reserves(3)                         --       --     (2,217)         --       --        (408)
   Reinsurance related(4)                  --      340       (352)         --      644        (305)
   AFS securities(1)                       --       --         --          --       15          --
                                      -------   ------    -------     -------   ------     -------
        Total derivative instruments  $49,284   $3,186    $(3,288)    $32,663   $1,665     $(1,541)
                                      =======   ======    =======     =======   ======     =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                   REMAINING LIFE AS OF DECEMBER 31, 2011
                                                        -----------------------------------------------------------
                                                        LESS THAN    1 - 5     6 - 10   11 - 30   OVER 30
                                                          1 YEAR     YEARS     YEARS     YEARS     YEARS     TOTAL
                                                        ---------   -------   -------   -------   -------   -------
Interest rate contracts(1)                               $ 1,554    $10,853   $11,349    $8,681     $ 7     $32,444
Foreign currency contracts(2)                                  4        154       105        81      --         344
Equity market contracts                                    8,537      3,155     4,589        17       2      16,300
Credit contracts                                              40        116        40        --      --         196
                                                         -------    -------   -------    ------     ---     -------
   Total derivative instruments with notional amounts    $10,135    $14,278   $16,083    $8,779     $ 9     $49,284
                                                         =======    =======   =======    ======     ===     =======

----------
(1) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

(2) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                              $(17)  $(13)  $(15)
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the
      year:
      Cash flow hedges:
         Interest rate contracts                              201    (18)    33
         Foreign currency contracts                             3     14    (21)
      AFS securities embedded derivatives                      --      2     --
   Change in foreign currency exchange rate adjustment          7      4    (31)
   Change in DAC, VOBA, DSI and DFEL                           (1)   (11)    11
Income tax benefit (expense)                                  (73)     3      5
Less:
   Reclassification adjustment for gains (losses)
      included in net income (loss):
      Cash flow hedges:
         Interest rate contracts(1)                           (15)     4      4
         Foreign currency contracts(1)                          2      2     --
      Associated amortization of DAC, VOBA, DSI and DFEL       --     (9)   (11)
      Income tax benefit (expense)                              5      1      2
                                                             ----   ----   ----
            Balance as of end-of-year                        $128   $(17)  $(13)
                                                             ====   ====   ====

----------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                          2011      2010     2009
                                        -------    -----    ------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)           $   (15)   $   3    $    3
   Foreign currency contracts(1)              2        2         1
                                        -------    -----    ------
      Total cash flow hedges                (13)       5         4
                                        -------    -----    ------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                  (44)       5        --
Interest rate contracts(2)                1,144      174      (209)
Foreign currency contracts(1)                --       43        23
Foreign currency contracts(2)               (12)     (13)      (18)
Equity market contracts(2)                  315     (385)     (146)
Equity market contracts(3)                   26     (133)       --
Credit contracts(1)                          --        1         1
Credit contracts(2)                          (7)       7       (37)
Embedded derivatives:
   Deferred compensation plans(3)           (10)     (33)      (50)
   Indexed annuity contracts(2)               5      (81)      (75)
   GLB reserves(2)                       (1,809)     268     2,228
   Reinsurance related(2)                   (47)    (165)     (155)
   AFS securities(1)                         --       (4)        4
                                        -------    -----    ------
         Total derivative instruments   $  (452)   $(311)   $1,570
                                        =======    =====    ======

----------
(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Ineffective portion recognized in realized gain (loss)       $ --    $--    $(1)
Gain (loss) recognized as a component of OCI with the
   offset to net investment income                            (13)     6      4

As of December 31, 2011, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2011 and 2010, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                  AS OF DECEMBER 31, 2011
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB+            3           (12)         68
03/20/2017(4)       (5)         (6)           BBB             2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $148
                                                            ===          ====        ====

                                  AS OF DECEMBER 31, 2010
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB             3           (12)         65
03/20/2017(4)       (5)         (6)           BBB-            2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $145
                                                            ===          ====        ====

----------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                                        AS OF DECEMBER 31,
                                                        ------------------
                                                            2011   2010
                                                            ----   ----
Maximum potential payout                                    $148   $145
Less:
   Counterparty thresholds                                    --     10
                                                            ----   ----
      Maximum collateral potentially required to post       $148   $135
                                                            ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $16 million as of December 31, 2011, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2011, the nonperformance risk adjustment was $16 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claimspaying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed predetermined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2011, the exposure was $72 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

               AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
               -----------------------   -----------------------
               COLLATERAL   COLLATERAL   COLLATERAL   COLLATERAL
               POSTED BY     POSTED BY   POSTED BY     POSTED BY
    S&P         COUNTER-        LNC       COUNTER-        LNC
   CREDIT        PARTY       (HELD BY      PARTY       (HELD BY
 RATING OF      (HELD BY     COUNTER-     (HELD BY     COUNTER-
COUNTERPARTY      LNC)        PARTY)        LNC)        PARTY)
------------   ----------   ----------   ----------   ----------
     AAA         $   --         $--        $    1        $ --
     AA              35          --            99          --
     AA-            219          --            65          --
     A+             826          --           548          43
      A           1,613          69           422         202
     A-             373          --            --          --
                 ------         ---        ------        ----
                 $3,066         $69        $1,135        $245
                 ======         ===        ======        ====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                          ------------------
                                          2011   2010   2009
                                          ----   ----   ----
Current                                   $(84)  $(74)  $172
Deferred                                   392    421     (9)
                                          ----   ----   ----
   Federal income tax expense (benefit)   $308   $347   $163
                                          ====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2011   2010   2009
                                                  -----   ----   ----
Tax rate times pre-tax income                     $ 223   $498   $ 88
Effect of:
   Goodwill                                         260     --    238
   Separate account dividend received deduction    (112)   (94)   (77)
   Tax credits                                      (42)   (42)   (47)
   Prior year tax return adjustment                 (28)   (13)   (60)
   Other items                                        7     (2)    21
                                                  -----   ----   ----
      Provision (benefit) for income taxes        $ 308   $347   $163
                                                  =====   ====   ====
Effective tax rate                                   48%    24%   N/M
                                                  =====   ====   ====

The effective tax rate is a ratio of tax expense over pretax income. Since the pretax income of $251 million in 2009 resulted in a tax expense of $163, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                  2011      2010
                                                -------   -------
Current                                         $  (276)  $  (518)
Deferred                                         (2,721)   (1,394)
                                                -------   -------
   Total federal income tax asset (liability)   $(2,997)  $(1,912)
                                                =======   =======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2011     2010
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,032   $1,165
Other investments                                               222      576
Reinsurance deferred gain                                       136      138
Modco embedded derivative asset                                 123       93
Compensation and benefit plans                                  130      136
Net capital loss                                                 59       96
Tax credits                                                     200      106
VIE                                                              98       77
Other                                                           197       73
                                                             ------   ------
   Total deferred tax assets                                  2,197    2,460
                                                             ------   ------

                                            AS OF DECEMBER 31,
                                            ------------------
                                              2011      2010
                                            -------   -------
DEFERRED TAX LIABILITIES
DAC                                         $ 1,898   $ 1,982
VOBA                                            370       483
Net unrealized gain on AFS securities         2,188       988
Net unrealized gain on trading securities       126        85
Intangibles                                     173       179
Other                                           163       137
                                            -------   -------
   Total deferred tax liabilities             4,918     3,854
                                            -------   -------
      Net deferred tax asset (liability)    $(2,721)  $(1,394)
                                            =======   =======

As of December 31, 2011, LNL had net capital loss carryforwards of $91 million and $77 million which will expire in 2014 and 2015, respectively. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $191 million and $181 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $104 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE
                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                       ------------
                                                       2011   2010
                                                       ----   ----
Balance as of beginning-of-year                        $278   $293
   Increases for prior year tax positions                 2      2
   Decreases for prior year tax positions               (11)    (6)
   Increases for current year tax positions              12      8
   Decreases for current year tax positions              (6)    (7)
   Decreases for settlements with taxing authorities     --    (10)
   Decreases for lapse of statute of limitations         --     (2)
                                                       ----   ----
      Balance as of end-of-year                        $275   $278
                                                       ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010 and 2009, we recognized interest and penalty expense related to uncertain tax positions of $8 million, $6 million and $11 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $89 million and $81 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson Pilot subsidiaries, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010      2009
                                                     -------   -------   -------
Balance as of beginning-of-year                      $ 7,476   $7,310    $ 7,421
   Reinsurance assumed (ceded)
                                                         243      (38)        48
   Business acquired (sold) through reinsurance           --       --        (37)
   Deferrals                                           1,672    1,636      1,614
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (274)     (30)       (15)
      Prospective unlocking -- model refinements         114      145         --
      Retrospective unlocking                             33       17         82
      Other amortization                                (856)    (841)      (748)
   Adjustment related to realized (gains) losses         (47)     (61)        91
   Adjustment related to unrealized (gains) losses    (1,080)    (662)    (1,146)
                                                     -------   ------    -------
         Balance as of end-of-year                   $ 7,281   $7,476    $ 7,310
                                                     =======   ======    =======

Changes in VOBA (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                     -------------------------
                                                      2011     2010      2009
                                                     ------   ------   -------
Balance as of beginning-of-year                      $1,378   $2,086   $ 3,763
   Business acquired (sold) through reinsurance          12       --      (255)
   Deferrals                                             20       26        30
   Amortization:
      Prospective unlocking -- assumption changes        72      (41)      (20)
      Prospective unlocking -- model refinements        102       (7)       --
      Retrospective unlocking                            21       11       (44)
      Other amortization                               (300)    (361)     (349)
   Accretion of interest(1)                              78       89       102
   Adjustment related to realized (gains) losses         (6)      (7)       43
   Adjustment related to unrealized (gains) losses     (322)    (418)   (1,184)
                                                     ------   ------   -------
         Balance as of end-of-year                   $1,055   $1,378   $ 2,086
                                                     ======   ======   =======

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $117
2013    101
2014     76
2015     68
2016     64

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $324   $361   $310
   Deferrals                                           39     66     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (2)    (3)    --
      Retrospective unlocking                          14      5     11
      Other amortization                              (50)   (53)   (38)
   Adjustment related to realized (gains) losses       (3)   (11)     3
   Adjustment related to unrealized (gains) losses    (13)   (41)    (1)
                                                     ----   ----   ----
         Balance as of end-of-year                   $309   $324   $361
                                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                     ------------------------
                                                      2011     2010     2009
                                                     ------   ------   ------
Balance as of beginning-of-year                      $1,472   $1,273   $  948
   Reinsurance assumed (ceded)                           18       22       --
   Business acquired (sold) through reinsurance          --       --      (11)
   Deferrals                                            544      546      496
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         5      (57)     (22)
      Prospective unlocking -- model refinements         26       56       --
      Retrospective unlocking                             5      (23)      (3)
      Other amortization                               (165)    (167)    (141)
   Adjustment related to realized (gains) losses         (8)      (4)       5
   Adjustment related to unrealized (gains) losses     (537)    (174)       1
                                                     ------   ------   ------
         Balance as of end-of-year                   $1,360   $1,472   $1,273
                                                     ======   ======   ======

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ---------------------------
                                                   2011      2010      2009
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 6,735   $ 6,338   $ 5,936
Reinsurance assumed                                   21        22        10
Reinsurance ceded                                 (1,511)   (1,361)   (1,227)
                                                 -------   -------   -------
   Total insurance premiums and fees             $ 5,245   $ 4,999   $ 4,719
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,828   $ 4,321   $ 3,528
Reinsurance recoveries netted against benefits    (2,624)   (1,754)   (1,080)
                                                 -------   -------   -------
   Total benefits                                $ 2,204   $ 2,567   $ 2,448
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% to 30% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $878 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ced-ing companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.5 billion and $3.6 billion as of December 31, 2011 and 2010, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2011, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2011, included $1.6 billion and $142 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2011, 2010 and 2009, we amortized $49 million, $49 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                         BALANCE
                             BEGINNING-   BEGINNING-   ACCOUNTING                         AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER    OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--         $  --       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --          (647)       --       1,539
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         176         (79)          --           (97)       --          --
                               ------       -----          ---         -----       ---      ------
   Total goodwill              $3,696       $(679)         $--         $(744)      $--      $2,273
                               ======       =====          ===         =====       ===      ======

                                              FOR THE YEAR ENDED DECEMBER 31, 2010
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                          BALANCE
                             BEGINNING-   BEGINNING-    ACCOUNTING                        AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--           $--       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --            --        --       2,186
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         170         (79)           6            --        --          97
                               ------       -----          ---           ---       ---      ------
   Total goodwill              $3,690       $(679)         $ 6           $--       $--      $3,017
                               ======       =====          ===           ===       ===      ======

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. As a result of this Step 2 analysis for our Media reporting unit, we recorded a $79 million impairment of goodwill attributable primarily to declines in current and forecasted advertising revenue for the entire radio market. We also recorded a $49 million impairment of our FCC license and a $1 million impairment of our mutual fund contract rights.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                    AS OF DECEMBER 31,
                                    -------------------------------------------------
                                              2011                      2010
                                    -----------------------   -----------------------
                                      GROSS                     GROSS
                                    CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                     AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                    --------   ------------   --------   ------------
Life Insurance:
   Sales force                        $100          $23         $100          $19
Retirement Plan Services:
   Mutual fund contract rights(1)        2           --            2           --
Other Operations:
   FCC licenses(1)                     118           --          118           --
   Other                                 4            3            4            3
                                      ----          ---         ----          ---
      Total                           $224          $26         $224          $22
                                      ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2011, was as follows:

2012   $4
2013    4
2014    4
2015    4
2016    4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           --------------------
                                             2011        2010
                                           --------    --------
RETURN OF NET DEPOSITS
Total account value                        $ 54,004    $ 52,211
Net amount at risk(1)                         1,379         816
Average attained age of contract holders   59 YEARS    58 years
MINIMUM RETURN
Total account value                        $    155    $    187
Net amount at risk(1)                            48          46
Average attained age of contract holders   72 YEARS    70 years
Guaranteed minimum return                         5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $ 21,648    $ 23,483
Net amount at risk(1)                         2,939       2,183
Average attained age of contract holders   67 YEARS    66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010    2009
                                  ----   ----   -----
Balance as of beginning-of-year   $ 44   $ 71   $ 277
   Changes in reserves              93     57     (33)
   Benefits paid                   (53)   (84)   (173)
                                  ----   ----   -----
      Balance as of end-of-year   $ 84   $ 44   $  71
                                  ====   ====   =====

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011      2010
                                                            -------   -------
ASSET TYPE
Domestic equity                                             $34,286   $35,659
International equity                                         13,095    14,172
Bonds                                                        17,735    15,913
Money market                                                  5,892     5,725
                                                            -------   -------
   Total                                                    $71,008   $71,469
                                                            =======   =======
Percent of total variable annuity separate account values        98%       98%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 38% of permanent life insurance in force as of December 31, 2011, and approximately 43% of total sales for these products for the year ended December 31, 2011.

12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2011     2010
                                       ------   ------
Short-term debt
   Short-term debt(1)                  $   10   $   10
                                       ======   ======
Long-term debt
   2.75% note, due 2013                $    4   $    4
   LIBOR + 0.03% note, due 2017           250      250
   LIBOR + 1.00% note, due 2037           375      375
   LIBOR + 3.41% note, due 2040           500      500
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,429   $2,429
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2011, were as follows:

2013        $    4
Thereafter   2,425
            ------
   Total    $2,429
            ======

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2011, 2010 and 2009, was $36 million, $40 million and $47 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2011, were as follows:

2012   $30
2013    26
2014    21
2015    16
2016    12

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 22%, 25% and 28% of Annuities' variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented approximately 54%, 58% and 61% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 27%, 29% and 33% of variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented 63%, 66% and 69% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $29 million and $8 million as of December 31, 2011 and 2010, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                     FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                 ---------------------------
                                                                   2011      2010     2009
                                                                 -------   -------   -------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                  $ 1,029   $    36   $(2,562)
   Cumulative effect from adoption of new accounting standards        --       181       (79)
   Unrealized holding gains (losses) arising during the year       3,292     2,322     6,021
   Change in foreign currency exchange rate adjustment                (5)       (6)       26
   Change in DAC, VOBA, DSI and other contract holder funds       (1,018)   (1,164)   (2,294)
   Income tax benefit (expense)                                     (813)     (417)   (1,328)
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                              (124)     (136)     (555)
      Associated amortization of DAC, VOBA, DSI and DFEL             (13)       17       168
      Income tax benefit (expense)                                    48        42       135
                                                                 -------   -------   -------
         Balance as of end-of-year                               $ 2,574   $ 1,029   $    36
                                                                 =======   =======   =======
UNREALIZED OTTI ON AFS SECURITIES

Balance as of beginning-of-year                                  $  (122)  $  (108)  $    --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards        --        --       (18)
   Gross OTTI recognized in OCI during the year                      (54)      (93)     (339)
   Change in DAC, VOBA, DSI and DFEL                                  11        10        77
   Income tax benefit (expense)                                       15        29        92
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities           99        82       151
   Change in DAC, VOBA, DSI and DFEL                                 (21)      (20)      (28)
   Income tax benefit (expense)                                      (27)      (22)      (43)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (99)  $  (122)  $  (108)
                                                                 =======   =======   =======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS

Balance as of beginning-of-year                                  $   (17)  $   (13)  $   (15)
   Unrealized holding gains (losses) arising during the year         204        (2)       12
   Change in foreign currency exchange rate adjustment                 7         4       (31)
   Change in DAC, VOBA, DSI and DFEL                                  (1)      (11)       11
   Income tax benefit (expense)                                      (73)        3         5
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                               (13)        6         4
      Associated amortization of DAC, VOBA, DSI and DFEL              --        (9)      (11)
      Income tax benefit (expense)                                     5         1         2
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   128   $   (17)  $   (13)
                                                                 =======   =======   =======
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS

Balance as of beginning-of-year                                  $   (14)  $   (17)  $   (32)
   Adjustment arising during the year                                  1         4        23
   Income tax benefit (expense)                                       (1)       (1)       (8)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (14)  $   (14)  $   (17)
                                                                 =======   =======   =======

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        ----------------------
                                         2011    2010    2009
                                        -----   -----   -----
Total realized gain (loss) related to
   certain investments(1)               $(110)  $(132)  $(498)
Realized gain (loss) on the mark-to-
   market on certain instruments(2)       (65)    (41)    (77)
Indexed annuity net derivative
   results(3):

   Gross gain (loss)                        2      34       8
   Associated amortization of DAC,
      VOBA, DSI and DFEL                   (2)    (15)     (5)
Variable annuity net derivatives
   results(4):

   Gross gain (loss)                      (51)    (30)    (10)
   Associated amortization of DAC,
      VOBA, DSI and DFEL                  (32)    (64)     (8)
Realized gain (loss) on sale of
   subsidiaries/businesses                 --      --       1
                                        -----   -----   -----
         Total realized gain (loss)     $(258)  $(248)  $(589)
                                        =====   =====   =====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2011     2010     2009
                              ------   ------   ------
Commissions                   $2,534   $1,859   $1,565
General and administrative
   expenses                    1,394    1,293    1,204
Expenses associated with
   reserve financing and
   unrelated LOCs                 24       16       --
DAC and VOBA deferrals
   and interest, net of
   amortization                 (682)    (644)    (652)
Broker-dealer expenses           236      212      190
Other intangibles
   amortization                    4        4        4
Media expenses                    69       59       40
Taxes, licenses and fees         244      192      180
Merger-related expenses           --        9       16
Restructuring charges
   (recoveries) for expense
   initiatives                    --       (1)      32
                              ------   ------   ------
       Total                  $3,823   $2,999   $2,579
                              ======   ======   ======

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our plans' assets and obligations was as follows:

                                                         AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                          2011   2010            2011   2010
                                                          ----   ----            ----   ----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $128   $119            $  5   $  4
Actual return on plan assets                                17     17              --      1
Company and participant contributions                       --     --               4      3
Benefits paid                                               (8)    (8)             (4)    (3)
                                                          ----   ----            ----   ----
   Fair value as of end-of-year                            137    128               5      5
                                                          ----   ----            ----   ----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                            116    112              21     20
Interest cost                                                6      7               1      2
Company and participant contributions                       --     --               1      1
Actuarial (gains) losses                                     7      5               1      1
Benefits paid                                               (8)    (8)             (3)    (3)
                                                          ----   ----            ----   ----
   Balance as of end-of-year                               121    116              21     21
                                                          ----   ----            ----   ----
      Funded status of the plans                          $ 16   $ 12            $(16)  $(16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $ 18   $ 15            $ --   $  --
Other liabilities                                           (2)    (3)            (16)    (16)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 16   $ 12            $(16)  $ (16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $ 14   $ 15            $ --   $  --
Prior service credit                                        --     --              --      (1)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 14   $ 15            $ --   $  (1)
                                                          ====   ====            ====   =====
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                                N/A    N/A            4.00%   4.00%
All other plans                                            N/A    N/A             N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                         4.25%  5.25%           4.25%   5.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                         5.25%  6.00%           5.00%   6.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2011, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2012, our discount rate for the pension plans will be 4.25%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2012, our expected return on plan assets is 8.00% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                         AS OF OR FOR THE
                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       2011   2010     2009
                                                       ----   ----    -----
Pre-65 health care cost trend rate                     8.50%  9.50%   10.00%
Post-65 health care cost trend rate                    8.50%  9.50%   13.00%
Ultimate trend rate                                    4.50%  5.00%    5.00%
Year that the rate reaches the ultimate trend rate     2021   2020     2020

We expect the health care cost trend rate for 2012 to be 8.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Accumulated benefit obligation      $ 2    $94
Projected benefit obligation          2     94
Fair value of plan assets            --     91

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2011   2010   2009         2011   2010   2009
                                             ----   ----   ----         ----   ----   ----
Interest cost                                $  6   $ 7    $ 7           $ 1    $ 1   $ 1
Expected return on plan assets                (10)   (9)    (7)           --     --    --
Recognized net actuarial loss (gain)            2     2      5            --     --    (1)
                                             ----   ---    ---           ---    ---   ---
   Net periodic benefit expense (recovery)   $ (2)  $--    $ 5           $ 1    $ 1   $--
                                             ====   ===    ===           ===    ===   ===

We expect our 2012 pension plans' income to be approximately $2 million.

For 2012, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

For the years ended December 31, 2011 and 2010, our pension plan's asset target allocations by asset category based on estimated fair values were as follows:

                            2011   2010
                            ----   ----
Fixed maturity securities    80%    50%
Common stock:
   Domestic equity           14%    35%
   International equity       6%    15%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                            AS OF DECEMBER 31,
                              ---------------------------------------------
                              PENSION PLANS   OTHER POSTRETIREMENT BENEFITS
                              -------------   -----------------------------
                               2011   2010              2011   2010
                               ----   ----              ----   ----
Fixed maturity securities:
   Corporate bonds             $ 53   $ 37               $--   $--
   U.S. Government bonds         16     14                --    --
   Foreign government bonds       3      5                --    --
   RMBS                          --      1                --    --
   CMBS                           1      1                --    --
Common stock                     61     62                --    --
Cash and invested cash            3      8                 5     5
                               ----   ----               ---   ---
      Total                    $137   $128               $ 5   $ 5
                               ====   ====               ===   ===

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plan to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2011 or 2010. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plan in 2012 under applicable pension law.

For our nonqualified pension plan, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plan during 2012 is less than $1 million.

We expect the following benefit payments (in millions):

                PENSION
                 PLANS        OTHER POSTRETIREMENT PLANS
                -------   ----------------------------------
                                                     NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE   MEDICARE
                PENSION     PART D      PART D     PART D
                 PLANS      SUBSIDY     SUBSIDY    SUBSIDY
                -------   ----------   --------   ----------
2012              $10         $2          $--        $2
2013               10          2           --         2
2014                9          2           --         2
2015                9          2           --         2
2016                9          2           --         2
Following
   five years
   thereafter      41          8           (1)        9

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, respectively. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were $65 million, $60 million and $61 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6. Information (in millions) with respect to these plans was as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011       2010
                                          --------   -------
Total liabilities(1)                       $304       $315
Investments held to fund liabilities(2)     133        130

----------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document.

Expenses (income) (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $6     $6     $ 4
Increase (decrease) in measurement
   of liabilities, net of total
   return swap                         1      1       6
                                      --     --     ---
      Total plan expenses (income)    $7     $7     $10
                                      ==     ==     ===

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are no-tionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents.

Expenses (income) (in millions) for these plans were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $1     $3     $2
Increase (decrease) in measurement
   of liabilities, net of total       --      3      4
   return swap
                                      --     --     --
      Total plan expenses (income)    $1     $6     $6
                                      ==     ==     ==

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' plan. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were less than ($1) million, $2 million and $1 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were $4 million, $2 million and $1 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Stock options                         $ 8    $ 5    $ 6
Performance shares                      2     (1)    (1)
SARs                                   --     --      1
Restricted stock units and
   nonvested stock                     12     11      6
                                      ---    ---    ---
   Total                              $22    $15    $12
                                      ===    ===    ===
Recognized tax benefit                $ 8    $ 5    $ 4
                                      ===    ===    ===


20. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Financial Group South Carolina Reinsurance Company, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2011      2010
                                   -------   --------
Capital and surplus                $7,054    $6,750

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   --------------------------
                                     2011      2010      2009
                                     ----      ----      ----
Net gain (loss) from operations,
   after-tax                         $291      $553      $867
Net income (loss)                     104       430       (35)
Dividends to LNC                      800       684       405

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in the current year.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indi-ana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                           2011       2010
                                         --------   -------
Calculation of reserves using
   the Indiana universal life
   method                                 $  270     $314
Calculation of reserves using
   continuous CARVM                           (2)      (5)
Conservative valuation rate on certain
   annuities                                 (20)     (15)
Lesser of LOC and XXX additional
   reserve as surplus                      1,731      457

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our insurance subsidiaries' deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of our other major insurance subsidiary, LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $640 million in 2012 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                2011                  2010
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING      FAIR
                                                           VALUE      VALUE      VALUE      VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 73,607   $ 73,607   $ 66,289   $ 66,289
   VIEs' fixed maturity securities                            700        700        584        584
   Equity securities                                          139        139        140        140
Trading securities                                          2,538      2,538      2,459      2,459
Mortgage loans on real estate                               6,589      7,233      6,431      6,847
Derivative investments                                      2,846      2,846      1,021      1,021
Other investments                                           1,059      1,059        978        978
Cash and invested cash                                      3,844      3,844      1,904      1,904
Separate account assets                                    83,477     83,477     84,630     84,630
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives            (399)      (399)      (497)      (497)
   GLB reserves embedded derivatives                       (2,217)    (2,217)      (408)      (408)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts     (1,114)    (1,114)    (1,119)    (1,119)
   Account values of certain investment contracts         (27,403)   (30,739)   (26,061)   (27,067)
Short-term debt                                               (10)       (10)       (10)       (10)
Long-term debt                                             (2,429)    (2,466)    (2,429)    (2,335)
Reinsurance related embedded derivatives                     (352)      (352)      (305)      (305)
VIEs' liabilities -- derivative instruments                  (291)      (291)      (209)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives          (304)      (304)      (315)      (315)
   Credit default swaps                                       (16)       (16)       (16)       (16)
BENEFIT PLANS' ASSETS(1)                                      142        142        133        133

(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 61        $  55,603      $ 2,423     $ 58,087
      U.S. Government bonds                                426               18            1          445
      Foreign government bonds                              --              621           97          718
      RMBS                                                  --            7,506          158        7,664
      CMBS                                                  --            1,498           31        1,529
      CDOs                                                  --               --          101          101
      State and municipal bonds                             --            3,943           --        3,943
      Hybrid and redeemable preferred securities            15            1,006           99        1,120
   VIEs' fixed maturity securities                         108              592           --          700
   Equity AFS securities                                    37               46           56          139
   Trading securities                                        2            2,469           67        2,538
   Derivative investments                                   --              362        2,484        2,846
Cash and invested cash                                      --            3,844           --        3,844
Separate account assets                                     --           83,477           --       83,477
                                                          ----        ---------      -------     --------
         Total assets                                     $649        $ 160,985      $ 5,517     $167,151
                                                          ====        =========      =======     ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --        $      --      $  (399)    $   (399)
   GLB reserves embedded derivatives                        --               --       (2,217)      (2,217)
Reinsurance related embedded derivatives                    --             (352)          --         (352)
VIEs' liabilities -- derivative instruments                 --               --         (291)        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives         --               --         (304)        (304)
   Credit default swaps                                     --               --          (16)         (16)
                                                          ----        ---------      -------     --------
      Total liabilities                                   $ --        $    (352)     $(3,227)    $ (3,579)
                                                          ====        =========      =======     ========
BENEFIT PLANS' ASSETS                                     $ 14        $     128      $    --     $    142
                                                          ====        =========      =======     ========

                                                                    AS OF DECEMBER 31, 2010
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 58       $  48,304       $ 2,353      $ 50,715
      U.S. Government bonds                                117               3             2           122
      Foreign government bonds                              --             381           113           494
      RMBS                                                  --           8,262           119         8,381
      CMBS                                                  --           1,863           102         1,965
      CDOs                                                  --               2           171           173
      State and municipal bonds                             --           3,085            --         3,085
      Hybrid and redeemable preferred securities            18           1,222           114         1,354
   VIEs' fixed maturity securities                          --             584            --           584
   Equity AFS securities                                    37              12            91           140
   Trading securities                                        2           2,383            74         2,459
   Derivative investments                                   --            (473)        1,494         1,021
Cash and invested cash                                      --           1,904            --         1,904
Separate account assets                                     --          84,630            --        84,630
                                                          ----       ---------       -------      --------
         Total assets                                     $232       $ 152,162       $ 4,633      $157,027
                                                          ====       =========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --       $      --       $  (497)     $   (497)
   GLB reserves embedded derivatives                        --              --          (408)         (408)
Reinsurance related embedded derivatives                    --            (305)           --          (305)
VIEs' liabilities -- derivative instruments                 --              --          (209)         (209)
Other liabilities:
   Deferred compensation plans embedded derivatives         --              --          (315)         (315)
   Credit default swaps                                     --              --           (16)          (16)
                                                          ----       ---------       -------      --------
      Total liabilities                                   $ --       $    (305)      $(1,445)     $ (1,750)
                                                          ====       =========       =======      ========
BENEFIT PLANS' ASSETS
                                                          $ 16       $     111       $     6      $    133
                                                          ====       =========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,353     $     3     $  42       $(134)        $ 159     $ 2,423
      U.S. Government bonds                                     2          --        --          (1)           --           1
      Foreign government bonds                                113          --         4          (3)          (17)         97
      RMBS                                                    119          (3)        6          36            --         158
      CMBS                                                    102         (62)       61         (74)            4          31
      CDOs                                                    171          19       (17)        (72)           --         101
      Hybrid and redeemable preferred securities              114          (1)       (5)         (7)           (2)         99
   Equity AFS securities                                       91           8       (12)          3           (34)         56
   Trading securities                                          74           3         1          (7)           (4)         67
   Derivative investments                                   1,494         495       383         112            --       2,484
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (497)          5        --          93            --        (399)
   GLB reserves embedded derivatives                         (408)     (1,809)       --          --            --      (2,217)
VIEs' liabilities -- derivative instruments(5)               (209)        (82)       --          --            --        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (315)        (10)       --          21            --        (304)
   Credit default swaps(7)                                    (16)         (6)       --           6            --         (16)
                                                          -------     -------     -----       -----         -----     -------
      Total, net                                          $ 3,188     $(1,440)    $ 463       $ (27)        $ 106     $ 2,290
                                                          =======     =======     =====       =====         =====     =======
Benefit plans' assets(8)                                  $     6     $    --     $  --       $  (6)        $  --     $    --
                                                          =======     =======     =====       =====         =====     =======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,117      $ (42)     $  53        $ 279        $ (54)    $2,353
      U.S. Government bonds                                     3         --         --           (4)           3          2
      Foreign government bonds                                 92         --          8           (4)          17        113
      RMBS                                                    135         (5)        10          (17)          (4)       119
      CMBS                                                    252        (47)        84          (72)        (115)       102
      CDOs                                                    153          1         30          (13)          --        171
      CLNs                                                    322         --        278           --         (600)        --
      Hybrid and redeemable preferred securities              150          2        (23)         (15)          --        114
   Equity AFS securities                                       88         --          8           (5)          --         91
   Trading securities                                          90          2        (10)          (7)          (1)        74
   Derivative investments                                   1,238       (166)         7          415           --      1,494
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (419)       (81)        --            3           --       (497)
   GLB reserves embedded derivatives                         (676)       268         --           --           --       (408)
   VIEs' liabilities -- derivative instruments(5)              --         16         --           --         (225)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (314)       (33)        --           32           --       (315)
   Credit default swaps(7)                                    (65)         7         --           42           --        (16)
                                                          -------      -----      -----        -----        -----     ------
      Total, net                                          $ 3,166      $ (78)     $ 445        $ 634        $(979)    $3,188
                                                          =======      =====      =====        =====        =====     ======
Benefit plans' assets(8)                                  $    --      $  --      $  --        $   6        $  --     $    6
                                                          =======      =====      =====        =====        =====     ======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,383     $  (46)     $317        $ (161)       $(376)    $2,117
      U.S. Government bonds                                     3         --        --            --           --          3
      Foreign government bonds                                 60          1         2            10           19         92
      RMBS                                                    178         (7)       35            84         (155)       135
      CMBS                                                    238          1        57           (44)          --        252
      CDOs                                                    150        (35)       61           (21)          (2)       153
      CLNs                                                     50         --       272            --           --        322
      State and municipal bonds                               117         --        (1)          (17)         (99)        --
      Hybrid and redeemable preferred securities              113        (21)       47             3            8        150
   Equity AFS securities                                       93         (7)       26           (24)          --         88
   Trading securities                                          77         35        --            (7)         (15)        90
   Derivative investments                                      78        (87)       (7)        1,254           --      1,238
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (252)       (75)       --           (92)          --       (419)
   GLB reserves embedded derivatives                       (2,904)     2,228        --            --           --       (676)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (223)       (50)       --           (41)          --       (314)
   Credit default swaps(7)                                    (51)       (37)       --            23           --        (65)
                                                          -------     ------      ----        ------        -----     ------
      Total, net                                          $   110     $1,900      $809        $  967        $(620)    $3,166
                                                          =======     ======      ====        ======        =====     ======
Benefit plans' assets(8)                                  $     1     $   --      $ --        $   --        $  (1)    $   --
                                                          =======     ======      ====        ======        =====     ======

----------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).
     (8) The expected return on plan assets is reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                                      ------------------------------------------------------------
                                                      ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                      ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $237      $(216)    $ (15)        $(51)      $(89)   $(134)
      U.S. Government bonds                               --         --        --           (1)        --       (1)
      Foreign government bonds                            --         (3)       --           --         --       (3)
      RMBS                                                51         --        --          (15)        --       36
      CMBS                                                --        (50)       --          (24)        --      (74)
      CDOs                                                --        (33)       --          (39)        --      (72)
      Hybrid and redeemable preferred securities           9        (16)       --           --         --       (7)
   Equity AFS securities                                  19        (16)       --           --         --        3
   Trading securities                                     --         (2)       --           (5)        --       (7)
   Derivative investments                                396         (7)     (277)          --         --      112
Future contract benefits:
   Indexed annuity contracts embedded derivatives        (59)        --        --          152         --       93
Other liabilities:
   Deferred compensation plans embedded derivatives       --         --        --           21         --       21
   Credit default swaps                                   --          6        --           --         --        6
                                                        ----      -----     -----         ----       ----    -----
         Total, net                                     $653      $(337)    $(292)        $ 38       $(89)   $ (27)
                                                        ====      =====     =====         ====       ====    =====
Benefit plans' assets                                   $ --      $  (3)    $  (3)        $ --       $ --    $  (6)
                                                        ====      =====     =====         ====       ====    =====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       -------   -----   ------
Investments:(1)
   Trading securities                                  $    --   $  --   $   33
   Derivative investments                                  472    (163)     (86)
Future contract benefits:(1)
   Indexed annuity contracts embedded derivatives           (1)     44      (17)
   GLB reserves embedded derivatives                    (1,615)    419    2,366
VIEs' liabilities -- derivative instruments(1)             (82)     16       --
Other liabilities:
   Deferred compensation plans embedded derivatives(2)     (10)    (33)     (50)
   Credit default swaps(3)                                  (8)    (12)     (14)
                                                       -------   -----   ------
      Total, net                                       $(1,244)  $ 271   $2,232
                                                       =======   =====   ======

----------
(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO      OUT OF               IN TO      OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3     LEVEL 3    TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $246       $ (87)    $159      $ 144       $(198)    $ (54)
      U.S. Government bonds                             --          --       --          3          --         3
      Foreign government bonds                          --         (17)     (17)        17          --        17
      RMBS                                              --          --       --         --          (4)       (4)
      CMBS                                               4          --        4          3        (118)     (115)
      CLNs                                              --          --       --         --        (600)     (600)
      Hybrid and redeemable preferred securities        18         (20)      (2)        --          --        --
   Equity AFS securities                                 1         (35)     (34)        --          --        --
   Trading securities                                    1          (5)      (4)        --          (1)       (1)
Future contract benefits:
   VIEs' liabilities -- derivative instruments          --          --       --       (225)         --      (225)
                                                      ----       -----     ----      -----       -----     -----
         Total, net                                   $270       $(164)    $106      $ (58)      $(921)    $(979)
                                                      ====       =====     ====      =====       =====     =====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the year ended December 31, 2010, the CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                        2011     2010     2009
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Annuities                                           $2,583   $2,412   $2,085
   Retirement Plan Services                               989      970      911
   Life Insurance                                       4,347    4,156    3,990
   Group Protection                                     1,939    1,831    1,713
   Other Operations                                       448      470      449
Excluded realized gain (loss), pre-tax                   (347)    (317)    (643)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        3        3
                                                       ------   ------   ------
      Total revenues                                   $9,962   $9,525   $8,508
                                                       ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011    2010     2009
                                                         -----   ------   -----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                                             $ 571   $  463   $ 355
   Retirement Plan Services                                152      146     124
   Life Insurance                                          502      595     617
   Group Protection                                        101       72     124
   Other Operations                                        (28)       3      (7)
Excluded realized gain (loss), after-tax                  (225)    (206)   (418)
Income (expense) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                                 2        2       2
Impairment of intangibles, after-tax                      (744)      --    (709)
                                                         -----   ------   -----
   Net income (loss)                                     $ 331   $1,075   $  88
                                                         =====   ======   =====

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2011     2010     2009
                                 ------   ------   ------
NET INVESTMENT INCOME
Annuities                        $1,091   $1,107   $1,020
Retirement Plan Services            792      769      732
Life Insurance                    2,168    2,040    1,827
Group Protection                    152      141      127
Other Operations                    287      305      300
                                 ------   ------   ------
   Total net investment income   $4,490   $4,362   $4,006
                                 ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011     2010    2009
                                                         ------   ------   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                $  388   $  402   $356
Retirement Plan Services                                     60       78     71
Life Insurance                                              517      492    519
Group Protection                                             45       46     46
                                                         ------   ------   ----
   Total amortization of DAC and VOBA, net of interest   $1,010   $1,018   $992
                                                         ======   ======   ====

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                 $ 103   $  91   $  42
Retirement Plan Services                                     59      55      45
Life Insurance                                              227     279     271
Group Protection                                             54      38      67
Other Operations                                            (14)     (6)    (21)
Excluded realized gain (loss)                              (122)   (111)   (225)
Reserve changes (net of related amortization) on
   business sold through reinsurance                          1       1       1
Impairment of intangibles                                    --      --     (16)
Benefit ratio unlocking                                      --      --      (1)
                                                          -----   -----   -----
    Total federal income tax expense (benefit)            $ 308   $ 347   $ 163
                                                          =====   =====   =====

                            AS OF DECEMBER 31,
                           -------------------
                             2011       2010
                           --------   --------
ASSETS
Annuities                  $ 99,455   $ 91,789
Retirement Plan Services     28,781     28,563
Life Insurance               58,704     55,083
Group Protection              3,458      3,254
Other Operations             12,349     13,323
                           --------   --------
   Total assets            $202,747   $192,012
                           ========   ========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2011    2010    2009
                                                                   -----   -----   -----
Interest paid                                                      $  88   $  94   $  96
Income taxes paid (received)                                         159    (345)    (15)
Significant non-cash investing and financing transactions:
   Funds withheld agreements:
      Carrying value of assets                                     $  --   $  --   $ 790
      Carrying value of liabilities                                   --      --    (790)
                                                                   -----   -----   -----
         Total funds withheld                                      $  --   $  --   $  --
                                                                   =====   =====   =====
   Resinsurance assumed:
      Carrying value of assets                                     $  --   $  --   $  63
      Carrying value of liabilities                                   --      --     (63)
                                                                   -----   -----   -----
         Total reinsurance assumed                                 $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance ceded:
      Carrying value of assets                                     $  --   $ 188   $  --
      Carrying value of liabilities                                   --    (188)     --
                                                                   -----   -----   -----
         Total reinsurance ceded                                   $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance recaptured:
      Carrying value of assets                                     $ 243   $ 110   $  --
      Carrying value of liabilities                                 (441)   (115)     --
                                                                   -----   -----   -----
         Total reinsurance recaptured                              $(198)  $  (5)  $  --
                                                                   =====   =====   =====
   Capital contributions:
      Carrying value of assets (includes cash and invested cash)   $  10   $  --   $ 364
      Carrying value of liabilities                                   --      --     (84)
                                                                   -----   -----   -----
         Total capital contributions                               $  10   $  --   $ 280
                                                                   =====   =====   =====
   Sale of subsidiaries/businesses:
      Proceeds from sale of subsidiaries/businesses                $  --   $  --   $   6
      Assets disposed (includes cash and invested cash)               --      --      (5)
                                                                   -----   -----   -----
         Gain on sale of subsidiaries/businesses                   $  --   $  --   $   1
                                                                   =====   =====   =====

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                             AS OF DECEMBER 31,
                                             ------------------
                                               2011     2010
                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                         $  100   $  100
   Ceded reinsurance contracts(2)              3,318    1,875
   Ceded reinsurance contracts(3)                340      644
   Cash management agreement investment(4)       394      173
   Service agreement receivable(4)                 1      (12)
Liabilities with affiliates:
   Assumed reinsurance contracts(5)              432      417
   Assumed reinsurance contracts(3)              181      201
   Ceded reinsurance contracts(6)              3,668    2,159
   Inter-company short-term debt(7)               10       10
   Inter-company long-term debt(8)             2,179    2,179

                                                                              FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                           ------------------------
                                                                             2011     2010    2009
                                                                           -------   -----   ------
Revenues with affiliates:
   Premiums received on assumed (paid on ceded) reinsurance contracts(9)   $  (335)  $(268)  $(196)
   Fees for management of general account(10)                                   --      --     (68)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)     (1,181)   (638)   (158)
   Service agreement payments(12)                                               75      58     (21)
   Interest expense on inter-company debt(13)                                  107      98      90

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.

(7)  Reported in short-term debt on our Consolidated Balance Sheets.

(8)  Reported in long-term debt on our Consolidated Balance Sheets.

(9)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(10) Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(11) Reported in benefits on our Consolidated Statements of Income (Loss).

(12) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(13) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $71 million and $1.3 billion as of December 31, 2011 and 2010, respectively. The letters of credit are issued by banks and represent guarantees of performance by LNC under the reinsurance agreement.

                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                               CONTRACT                     CONTRACT      GUARANTEE
                                                               PURCHASES                   REDEMPTIONS     CHARGES
                                                               DUE FROM                      DUE TO       PAYABLE TO
                                                              THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                             NATIONAL LIFE                NATIONAL LIFE NATIONAL LIFE
                                                               INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                                      INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
--------------------------------------------- -------------- ------------- -------------- ------------- ------------- --------------
ABVPSF Global Thematic Growth Class B         $   22,871,950  $       --   $   22,871,950   $    6,489     $  2,063   $   22,863,398
ABVPSF Growth and Income Class B                 144,071,574          --      144,071,574       11,568       12,600      144,047,406
ABVPSF International Value Class B               182,698,048          --      182,698,048        8,494       12,086      182,677,468
ABVPSF Large Cap Growth Class B                    9,728,506          --        9,728,506          467          860        9,727,179
ABVPSF Small/Mid Cap Value Class B               131,230,374          --      131,230,374      124,113       11,473      131,094,788
American Century VP Inflation
   Protection Class II                           480,414,853          --      480,414,853       33,348       44,139      480,337,366
American Funds Global Growth Class 2             277,975,798          --      277,975,798      258,932       23,825      277,693,041
American Funds Global Small
   Capitalization Class 2                        361,886,493      42,186      361,928,679           --       26,630      361,902,049
American Funds Growth Class 2                  1,599,657,386          --    1,599,657,386    1,183,082      143,223    1,598,331,081
American Funds Growth-Income Class 2           1,783,601,031          --    1,783,601,031    1,160,864      147,307    1,782,292,860
American Funds International Class 2             621,973,223     141,772      622,114,995           --       53,998      622,060,997
BlackRock Global Allocation V.I. Class III     1,038,782,731     407,312    1,039,190,043           --      101,012    1,039,089,031
Delaware VIP Diversified Income Service Class  1,190,462,070     469,241    1,190,931,311           --      104,740    1,190,826,571
Delaware VIP Emerging Markets Service Class      308,648,333          --      308,648,333      241,395       28,141      308,378,797
Delaware VIP High Yield Standard Class             5,253,299          --        5,253,299           --          409        5,252,890
Delaware VIP High Yield Service Class            243,184,635     579,224      243,763,859           --       22,374      243,741,485
Delaware VIP International Value
   Equity Standard Class                             222,544          --          222,544            4           18          222,522
Delaware VIP Limited-Term Diversified
   Income Service Class                          911,124,728     320,570      911,445,298           --       67,566      911,377,732
Delaware VIP REIT Standard Class                   4,661,529          --        4,661,529          724          370        4,660,435
Delaware VIP REIT Service Class                  124,828,440      57,139      124,885,579           --       11,409      124,874,170
Delaware VIP Small Cap Value Standard Class        7,563,717          --        7,563,717       36,206          593        7,526,918
Delaware VIP Small Cap Value Service Class       322,992,939     535,160      323,528,099           --       29,895      323,498,204
Delaware VIP Smid Cap Growth
   Standard Class                                  8,548,101          --        8,548,101       14,590          667        8,532,844
Delaware VIP Smid Cap Growth Service Class       115,589,041      33,195      115,622,236           --       10,644      115,611,592
Delaware VIP U.S. Growth Service Class           232,518,970      69,864      232,588,834           --       15,370      232,573,464
Delaware VIP Value Standard Class                  5,812,256          --        5,812,256          290          461        5,811,505
Delaware VIP Value Service Class                 152,703,810   1,373,026      154,076,836           --       14,174      154,062,662
DWS VIP Alternative Asset Allocation
   Plus Class B                                   37,922,099      46,555       37,968,654           --        3,619       37,965,035
DWS VIP Equity 500 Index Class A                  18,413,891          --       18,413,891          109        1,563       18,412,219
DWS VIP Equity 500 Index Class B                  25,868,982          --       25,868,982          289        2,365       25,866,328
DWS VIP Small Cap Index Class A                    5,003,839          --        5,003,839            1          436        5,003,402
DWS VIP Small Cap Index Class B                   12,209,627     123,442       12,333,069           --        1,089       12,331,980
Fidelity VIP Contrafund Service Class 2          913,439,959          --      913,439,959      929,175       82,538      912,428,246
Fidelity VIP Equity-Income Initial Class           5,855,770          --        5,855,770          129          453        5,855,188
Fidelity VIP Equity-Income Service Class 2        35,657,293          --       35,657,293       43,854        3,174       35,610,265
Fidelity VIP Growth Initial Class                  4,776,157          --        4,776,157          480          371        4,775,306
Fidelity VIP Growth Service Class 2              112,858,627      31,236      112,889,863           --       10,557      112,879,306
Fidelity VIP Mid Cap Service Class 2             426,507,999          --      426,507,999      291,258       38,819      426,177,922
Fidelity VIP Overseas Initial Class                1,688,902          --        1,688,902           17          130        1,688,755
Fidelity VIP Overseas Service Class 2             73,562,369          --       73,562,369          344        6,614       73,555,411
FTVIPT Franklin Income Securities Class 2        529,969,421     141,232      530,110,653           --       46,510      530,064,143
FTVIPT Franklin Small-Mid Cap
   Growth Securities Class 2                      99,666,465          --       99,666,465       94,267        8,874       99,563,324
FTVIPT Mutual Shares Securities Class 2          615,207,506          --      615,207,506       88,820       42,115      615,076,571
FTVIPT Templeton Global Bond
   Securities Class 2                            574,801,243          --      574,801,243      117,567       50,523      574,633,153
FTVIPT Templeton Growth Securities Class 2        48,202,596          --       48,202,596       89,757        4,355       48,108,484

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                              PURCHASES                   REDEMPTIONS     CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE NATIONAL LIFE
                                                              INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
-------------------------------------------- -------------- ------------- -------------- ------------- ------------- --------------
Goldman Sachs VIT Large Cap Value
   Service Class                             $  156,826,392  $       --   $  156,826,392    $ 96,124      $  8,143   $  156,722,125
Huntington VA Balanced                              940,028          --          940,028         363            76          939,589
Huntington VA Dividend Capture                      317,964          --          317,964          --            24          317,940
Invesco V.I. Capital Appreciation Series I        2,451,203          --        2,451,203         475           194        2,450,534
Invesco V.I. Capital Appreciation Series II       1,219,696          --        1,219,696          --           109        1,219,587
Invesco V.I. Core Equity Series I                 8,885,240       5,604        8,890,844          --           723        8,890,121
Invesco V.I. Core Equity Series II                2,952,726          --        2,952,726           6           250        2,952,470
Invesco V.I. International Growth Series I        2,801,672          --        2,801,672          --           224        2,801,448
Invesco V.I. International Growth Series II       2,577,582          --        2,577,582          32           224        2,577,326
Janus Aspen Series Balanced Service Class        19,913,492          --       19,913,492         551         1,728       19,911,213
Janus Aspen Series Enterprise Service Class       6,566,221          --        6,566,221      54,396           571        6,511,254
Janus Aspen Series Worldwide Service Class        1,045,729           1        1,045,730          --            91        1,045,639
LVIP American Global Growth Service Class II     32,974,373      52,002       33,026,375          --         3,153       33,023,222
LVIP American Global Small Capitalization
   Service Class II                              34,153,413     103,714       34,257,127          --         3,274       34,253,853
LVIP American Growth Service Class II           133,044,699     273,150      133,317,849          --        12,804      133,305,045
LVIP American Growth-Income Service Class II    100,128,035     177,546      100,305,581          --         9,720      100,295,861
LVIP American International Service Class II     71,675,828     262,938       71,938,766          --         6,919       71,931,847
LVIP Baron Growth Opportunities
   Service Class                                 99,562,795          --       99,562,795      98,170         9,165       99,455,460
LVIP BlackRock Inflation Protected Bond
   Service Class                                228,761,362     212,306      228,973,668          --        21,538      228,952,130
LVIP Capital Growth Service Class               198,190,356     153,550      198,343,906          --        10,854      198,333,052
LVIP Cohen & Steers Global Real Estate
   Service Class                                 79,750,614      33,732       79,784,346          --         7,383       79,776,963
LVIP Columbia Value Opportunities
   Service Class                                 23,899,256          --       23,899,256      16,631         2,207       23,880,418
LVIP Delaware Bond Standard Class               174,288,622          --      174,288,622     183,302        15,664      174,089,656
LVIP Delaware Bond Service Class              1,916,111,673   1,290,263    1,917,401,936          --       145,590    1,917,256,346
LVIP Delaware Diversified Floating Rate
   Service Class                                128,954,582     238,152      129,192,734          --        12,265      129,180,469
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                     10,389,649          21       10,389,670          --           964       10,388,706
LVIP Delaware Foundation Aggressive
   Allocation Service Class                      23,108,878          --       23,108,878         580         2,189       23,106,109
LVIP Delaware Growth and Income
   Service Class                                 36,027,909          --       36,027,909       9,790         3,221       36,014,898
LVIP Delaware Social Awareness
   Standard Class                                 9,730,778          --        9,730,778         390           866        9,729,522
LVIP Delaware Social Awareness
   Service Class                                 44,189,843          --       44,189,843      25,620         3,861       44,160,362
LVIP Delaware Special Opportunities
   Service Class                                 38,519,015      72,066       38,591,081          --         3,527       38,587,554
LVIP Dimensional Non-U.S. Equity
   Standard Class                                    94,702          --           94,702          --             6           94,696
LVIP Dimensional Non-U.S. Equity
   Service Class                                 14,051,873          --       14,051,873      10,463         1,297       14,040,113
LVIP Dimensional U.S. Equity Standard Class          83,745          --           83,745          --             5           83,740
LVIP Dimensional U.S. Equity Service Class       24,283,976          --       24,283,976      19,016         2,251       24,262,709
LVIP Dimensional/Vanguard Total Bond
   Standard Class                                    92,402          --           92,402          --             6           92,396

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                               CONTRACT                     CONTRACT      GUARANTEE
                                                               PURCHASES                   REDEMPTIONS     CHARGES
                                                               DUE FROM                      DUE TO       PAYABLE TO
                                                              THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                             NATIONAL LIFE                NATIONAL LIFE NATIONAL LIFE
                                                               INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                                     INVESTMENTS      COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
--------------------------------------------- -------------- ------------- -------------- ------------- ------------- --------------
LVIP Dimensional/Vanguard Total Bond
   Service Class                              $   49,337,478  $  859,799   $   50,197,277    $     --      $  4,667   $   50,192,610
LVIP Global Income Service Class                 393,440,672     330,504      393,771,176          --        35,668      393,735,508
LVIP Janus Capital Appreciation
   Standard Class                                  2,112,731          --        2,112,731          --           195        2,112,536
LVIP Janus Capital Appreciation Service Class     48,548,864      67,651       48,616,515          --         4,582       48,611,933
LVIP JPMorgan High Yield Service Class            75,135,811     203,016       75,338,827          --         7,112       75,331,715
LVIP MFS International Growth Service Class      113,875,164          --      113,875,164      10,682         7,824      113,856,658
LVIP MFS Value Service Class                     551,714,932     137,496      551,852,428          --        36,684      551,815,744
LVIP Mid-Cap Value Service Class                  44,304,723      64,981       44,369,704          --         4,085       44,365,619
LVIP Mondrian International Value
   Standard Class                                 17,136,333          --       17,136,333      13,718         1,576       17,121,039
LVIP Mondrian International Value
   Service Class                                 102,784,076      24,334      102,808,410          --         9,113      102,799,297
LVIP Money Market Standard Class                  61,016,021          --       61,016,021      17,683         5,297       60,993,041
LVIP Money Market Service Class                  358,423,412          --      358,423,412     355,048        33,076      358,035,288
LVIP Protected Profile 2010 Service Class          7,866,081          --        7,866,081       6,372           721        7,858,988
LVIP Protected Profile 2020 Service Class         16,682,898          59       16,682,957          --         1,489       16,681,468
LVIP Protected Profile 2030 Service Class         10,030,929          --       10,030,929       3,039           947       10,026,943
LVIP Protected Profile 2040 Service Class          5,664,547          --        5,664,547         972           523        5,663,052
LVIP Protected Profile Conservative
   Service Class                                 417,003,728     719,112      417,722,840          --        38,939      417,683,901
LVIP Protected Profile Growth Service Class      732,680,892     737,198      733,418,090          --        68,049      733,350,041
LVIP Protected Profile Moderate Service Class  1,171,383,998      83,815    1,171,467,813          --       111,541    1,171,356,272
LVIP SSgA Bond Index Service Class               952,340,854     463,816      952,804,670          --        89,472      952,715,198
LVIP SSgA Conservative Index Allocation
   Service Class                                  32,019,856          --       32,019,856       2,110         3,088       32,014,658
LVIP SSgA Conservative Structured Allocation
   Service Class                                 143,499,827      55,779      143,555,606          --        14,530      143,541,076
LVIP SSgA Developed International 150
   Service Class                                 130,114,939      23,489      130,138,428          --        12,058      130,126,370
LVIP SSgA Emerging Markets 100
   Standard Class                                     14,088          --           14,088          --             1           14,087
LVIP SSgA Emerging Markets 100
   Service Class                                 155,954,750      39,950      155,994,700          --        14,564      155,980,136
LVIP SSgA Global Tactical Allocation
   Service Class                                 231,093,854     127,395      231,221,249          --        21,791      231,199,458
LVIP SSgA International Index Service Class      191,879,007         205      191,879,212          --        17,716      191,861,496
LVIP SSgA Large Cap 100 Service Class            282,388,828          --      282,388,828     209,827        26,709      282,152,292
LVIP SSgA Moderate Index Allocation
   Service Class                                  69,680,450     154,072       69,834,522          --         6,874       69,827,648
LVIP SSgA Moderate Structured Allocation
   Service Class                                 331,911,126   1,120,369      333,031,495          --        32,536      332,998,959
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                       74,971,034     217,073       75,188,107          --         7,302       75,180,805
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                      236,907,885     463,695      237,371,580          --        22,674      237,348,906
LVIP SSgA S&P 500 Index Standard Class             1,944,740          --        1,944,740      47,504           173        1,897,063
LVIP SSgA S&P 500 Index Service Class            421,427,456          --      421,427,456     215,397        39,752      421,172,307
LVIP SSgA Small-Cap Index Standard Class              11,670          --           11,670          --             1           11,669
LVIP SSgA Small-Cap Index Service Class          126,393,415          --      126,393,415     186,085        11,773      126,195,557
LVIP SSgA Small-Mid Cap 200 Service Class         89,738,989          --       89,738,989      70,381         8,488       89,660,120
LVIP T. Rowe Price Growth Stock Service Class     85,982,723      55,546       86,038,269          --         7,940       86,030,329

See accompanying notes.

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                                CONTRACT                     CONTRACT       GUARANTEE
                                                                PURCHASES                   REDEMPTIONS      CHARGES
                                                                DUE FROM                      DUE TO        PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                              NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                                INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY     NET ASSETS
----------------------------------------------  ------------  -------------  ------------  -------------  ------------- ------------
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                        $  2,184,824    $     21     $  2,184,845    $     --        $   207    $  2,184,638
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                           60,146,485      84,043       60,230,528          --          5,449      60,225,079
LVIP Templeton Growth Service Class              118,713,999          --      118,713,999      29,606         10,563     118,673,830
LVIP Turner Mid-Cap Growth Service Class          34,160,609      10,695       34,171,304          --          3,217      34,168,087
LVIP Vanguard Domestic Equity ETF
   Service Class                                  14,507,814      65,083       14,572,897          --          1,406      14,571,491
LVIP Vanguard International Equity ETF
   Service Class                                   8,867,881      48,331        8,916,212          --            825       8,915,387
LVIP Wells Fargo Intrinsic Value Service Class    31,564,737      22,448       31,587,185          --          2,814      31,584,371
Lord Abbett Fundamental Equity Class VC           14,444,568          --       14,444,568       8,549            738      14,435,281
MFS VIT Core Equity Service Class                  2,225,252          --        2,225,252          32            203       2,225,017
MFS VIT Growth Initial Class                       2,665,815          --        2,665,815         695            208       2,664,912
MFS VIT Growth Service Class                      18,797,738          --       18,797,738     190,114          1,662      18,605,962
MFS VIT Total Return Initial Class                11,813,893          --       11,813,893      57,095            926      11,755,872
MFS VIT Total Return Service Class               287,566,290          --      287,566,290     116,522         25,652     287,424,116
MFS VIT Utilities Initial Class                   10,823,291          --       10,823,291      34,365            839      10,788,087
MFS VIT Utilities Service Class                  186,955,981     129,279      187,085,260          --         16,610     187,068,650
Morgan Stanley UIF Capital Growth Class II         1,463,172         159        1,463,331          --             72       1,463,259
NB AMT Mid-Cap Growth I Class                     42,714,603          --       42,714,603       6,013          3,874      42,704,716
NB AMT Regency I Class                            40,152,502          --       40,152,502       1,301          3,610      40,147,591
Oppenheimer Global Securities Service Class        6,783,620          13        6,783,633          --            355       6,783,278
PIMCO VIT Commodity Real Return
   Advisor Class                                  14,301,205          --       14,301,205       1,003          1,232      14,298,970
Putnam VT Global Health Care Class IB              2,578,406          58        2,578,464          --            229       2,578,235
Putnam VT Growth & Income Class IB                 1,384,270         292        1,384,562          --            126       1,384,436

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                      DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------  -----------  -----------------  -------------
ABVPSF Global Thematic Growth Class B               $    93,682    $   (459,114)    $   (365,432)
ABVPSF Growth and Income Class B                      1,662,375      (2,394,728)        (732,353)
ABVPSF International Value Class B                    7,910,975      (2,326,391)       5,584,584
ABVPSF Large Cap Growth Class B                           9,831        (184,052)        (174,221)
ABVPSF Small/Mid Cap Value Class B                      336,744      (2,133,463)      (1,796,719)
American Century VP Inflation Protection Class II    19,643,399      (8,213,145)      11,430,254
American Funds Global Growth Class 2                  4,015,307      (4,903,942)        (888,635)
American Funds Global Small Capitalization Class 2    5,119,990      (5,427,990)        (308,000)
American Funds Growth Class 2                        10,771,896     (29,626,383)     (18,854,487)
American Funds Growth-Income Class 2                 28,934,424     (28,781,445)         152,979
American Funds International Class 2                 12,418,408     (11,388,508)       1,029,900
BlackRock Global Allocation V.I. Class III           24,630,282     (15,083,703)       9,546,579
Delaware VIP Diversified Income Service Class        43,025,420     (17,916,159)      25,109,261
Delaware VIP Emerging Markets Service Class           4,979,072      (5,248,710)        (269,638)
Delaware VIP High Yield Standard Class                  596,367        (107,090)         489,277
Delaware VIP High Yield Service Class                24,982,547      (4,702,792)      20,279,755
Delaware VIP International Value Equity Standard
   Class                                                  3,805          (4,357)            (552)
Delaware VIP Limited-Term Diversified Income
   Service Class                                     12,848,132     (10,727,356)       2,120,776
Delaware VIP REIT Standard Class                         81,670         (72,350)           9,320
Delaware VIP REIT Service Class                       1,609,380      (1,988,989)        (379,609)
Delaware VIP Small Cap Value Standard Class              43,782        (120,178)         (76,396)
Delaware VIP Small Cap Value Service Class              897,218      (5,287,363)      (4,390,145)
Delaware VIP Smid Cap Growth Standard Class              91,355        (131,478)         (40,123)
Delaware VIP Smid Cap Growth Service Class              771,023      (1,728,108)        (957,085)
Delaware VIP U.S. Growth Service Class                   81,222      (2,155,050)      (2,073,828)
Delaware VIP Value Standard Class                       122,067         (87,297)          34,770
Delaware VIP Value Service Class                      2,310,194      (2,265,129)          45,065
DWS VIP Alternative Asset Allocation Plus Class B       299,810        (512,976)        (213,166)
DWS VIP Equity 500 Index Class A                        376,100        (332,624)          43,476
DWS VIP Equity 500 Index Class B                        429,312        (509,604)         (80,292)
DWS VIP Small Cap Index Class A                          52,705         (94,437)         (41,732)
DWS VIP Small Cap Index Class B                          85,832        (231,679)        (145,847)
Fidelity VIP Contrafund Service Class 2               7,589,612     (15,400,552)      (7,810,940)
Fidelity VIP Equity-Income Initial Class                152,532         (91,141)          61,391
Fidelity VIP Equity-Income Service Class 2              854,644        (658,355)         196,289
Fidelity VIP Growth Initial Class                        18,693         (76,796)         (58,103)
Fidelity VIP Growth Service Class 2                     150,773      (1,751,482)      (1,600,709)
Fidelity VIP Mid Cap Service Class 2                    103,892      (7,115,960)      (7,012,068)
Fidelity VIP Overseas Initial Class                      28,065         (29,936)          (1,871)
Fidelity VIP Overseas Service Class 2                 1,012,045      (1,424,144)        (412,099)
FTVIPT Franklin Income Securities Class 2            29,684,208      (8,326,832)      21,357,376
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                   --      (1,837,561)      (1,837,561)
FTVIPT Mutual Shares Securities Class 2              13,910,198      (7,048,005)       6,862,193
FTVIPT Templeton Global Bond Securities Class 2      36,551,078     (10,322,999)      26,228,079
FTVIPT Templeton Growth Securities Class 2              774,156        (951,207)        (177,051)
Goldman Sachs VIT Large Cap Value Service Class       1,747,521      (1,232,057)         515,464
Huntington VA Balanced                                    8,513          (4,611)           3,902
Huntington VA Dividend Capture                           11,652          (1,335)          10,317
Invesco V.I. Capital Appreciation Series I                4,261         (41,175)         (36,914)
Invesco V.I. Capital Appreciation Series II                  --         (24,376)         (24,376)
Invesco V.I. Core Equity Series I                        92,178        (146,976)         (54,798)
Invesco V.I. Core Equity Series II                       24,639         (51,686)         (27,047)
Invesco V.I. International Growth Series I               55,714         (51,780)           3,934
Invesco V.I. International Growth Series II              37,285         (48,976)         (11,691)
Janus Aspen Series Balanced Service Class               473,725        (352,698)         121,027
Janus Aspen Series Enterprise Service Class                  --        (118,002)        (118,002)
Janus Aspen Series Worldwide Service Class                6,509         (23,675)         (17,166)

                                                                      DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                        FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                      GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
--------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class B                $   498,055    $        --    $   498,055     $  (7,720,035)   $  (7,587,412)
ABVPSF Growth and Income Class B                      (4,578,913)            --     (4,578,913)       11,634,524        6,323,258
ABVPSF International Value Class B                    (4,812,633)            --     (4,812,633)      (43,176,878)     (42,404,927)
ABVPSF Large Cap Growth Class B                          421,824             --        421,824          (708,542)        (460,939)
ABVPSF Small/Mid Cap Value Class B                     5,519,276             --      5,519,276       (16,910,374)     (13,187,817)
American Century VP Inflation Protection Class II      9,951,906      5,965,843     15,917,749        19,027,861       46,375,864
American Funds Global Growth Class 2                   3,234,749             --      3,234,749       (34,115,811)     (31,769,697)
American Funds Global Small Capitalization Class 2     3,685,372             --      3,685,372       (88,462,536)     (85,085,164)
American Funds Growth Class 2                         30,655,758             --     30,655,758      (108,754,871)     (96,953,600)
American Funds Growth-Income Class 2                   4,349,682             --      4,349,682       (64,801,777)     (60,299,116)
American Funds International Class 2                     738,214             --        738,214      (110,857,418)    (109,089,304)
BlackRock Global Allocation V.I. Class III             3,569,886     25,829,533     29,399,419       (94,967,002)     (56,021,004)
Delaware VIP Diversified Income Service Class          9,005,144     44,950,495     53,955,639       (30,828,894)      48,236,006
Delaware VIP Emerging Markets Service Class            4,302,383             --      4,302,383       (78,398,190)     (74,365,445)
Delaware VIP High Yield Standard Class                   600,126             --        600,126          (906,264)         183,139
Delaware VIP High Yield Service Class                  9,904,365             --      9,904,365       (26,780,195)       3,403,925
Delaware VIP International Value Equity Standard
   Class                                                 (33,662)            --        (33,662)          (12,755)         (46,969)
Delaware VIP Limited-Term Diversified Income
   Service Class                                       2,097,705     11,438,781     13,536,486        (7,161,332)       8,495,930
Delaware VIP REIT Standard Class                        (332,861)            --       (332,861)          774,774          451,233
Delaware VIP REIT Service Class                       (6,584,392)            --     (6,584,392)       16,579,762        9,615,761
Delaware VIP Small Cap Value Standard Class              541,789             --        541,789          (692,606)        (227,213)
Delaware VIP Small Cap Value Service Class             8,456,944             --      8,456,944       (14,151,810)     (10,085,011)
Delaware VIP Smid Cap Growth Standard Class              351,869        261,464        613,333            72,008          645,218
Delaware VIP Smid Cap Growth Service Class             5,032,305      2,782,386      7,814,691        (3,042,981)       3,814,625
Delaware VIP U.S. Growth Service Class                 5,683,046             --      5,683,046         5,969,562        9,578,780
Delaware VIP Value Standard Class                          9,319             --          9,319           414,586          458,675
Delaware VIP Value Service Class                        (503,217)            --       (503,217)       10,437,986        9,979,834
DWS VIP Alternative Asset Allocation Plus Class B        107,950         74,855        182,805        (1,684,536)      (1,714,897)
DWS VIP Equity 500 Index Class A                         781,428             --        781,428          (769,403)          55,501
DWS VIP Equity 500 Index Class B                       1,028,584             --      1,028,584          (858,781)          89,511
DWS VIP Small Cap Index Class A                           70,965             --         70,965          (366,572)        (337,339)
DWS VIP Small Cap Index Class B                          (19,596)            --        (19,596)         (663,908)        (829,351)
Fidelity VIP Contrafund Service Class 2               (2,485,974)            --     (2,485,974)      (31,128,712)     (41,425,626)
Fidelity VIP Equity-Income Initial Class                (211,317)            --       (211,317)          142,203           (7,723)
Fidelity VIP Equity-Income Service Class 2            (1,684,158)            --     (1,684,158)        1,242,128         (245,741)
Fidelity VIP Growth Initial Class                       (124,631)        18,731       (105,900)          127,949          (36,054)
Fidelity VIP Growth Service Class 2                    2,519,558        339,077      2,858,635        (5,560,630)      (4,302,704)
Fidelity VIP Mid Cap Service Class 2                   5,848,945        816,297      6,665,242       (57,531,357)     (57,878,183)
Fidelity VIP Overseas Initial Class                      (31,791)         4,164        (27,627)         (361,969)        (391,467)
Fidelity VIP Overseas Service Class 2                 (1,213,940)       157,686     (1,056,254)      (15,556,957)     (17,025,310)
FTVIPT Franklin Income Securities Class 2               (949,065)            --       (949,065)      (16,796,673)       3,611,638
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                             4,236,784             --      4,236,784       (10,187,403)      (7,788,180)
FTVIPT Mutual Shares Securities Class 2                  (58,277)            --        (58,277)      (19,569,982)     (12,766,066)
FTVIPT Templeton Global Bond Securities Class 2       16,056,503      4,250,586     20,307,089       (60,005,090)     (13,469,922)
FTVIPT Templeton Growth Securities Class 2            (2,726,959)            --     (2,726,959)       (1,496,334)      (4,400,344)
Goldman Sachs VIT Large Cap Value Service Class          356,193             --        356,193       (13,058,136)     (12,186,479)
Huntington VA Balanced                                    (1,372)            35         (1,337)           (8,993)          (6,428)
Huntington VA Dividend Capture                               436             --            436               641           11,394
Invesco V.I. Capital Appreciation Series I               (55,948)            --        (55,948)         (157,836)        (250,698)
Invesco V.I. Capital Appreciation Series II              (24,631)            --        (24,631)          (82,755)        (131,762)
Invesco V.I. Core Equity Series I                        194,507             --        194,507          (238,416)         (98,707)
Invesco V.I. Core Equity Series II                       109,790             --        109,790          (114,367)         (31,624)
Invesco V.I. International Growth Series I               273,313             --        273,313          (569,709)        (292,462)
Invesco V.I. International Growth Series II              176,075             --        176,075          (410,566)        (246,182)
Janus Aspen Series Balanced Service Class                510,547      1,133,550      1,644,097        (1,826,498)         (61,374)
Janus Aspen Series Enterprise Service Class              588,199             --        588,199          (679,083)        (208,886)
Janus Aspen Series Worldwide Service Class                52,781             --         52,781          (243,812)        (208,197)

See accompanying notes.

                                                      DIVIDENDS
                                                         FROM       MORTALITY AND         NET
                                                      INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
---------------------------------------------------  -----------  -----------------  -------------
LVIP American Global Growth Service Class II         $    17,409    $   (346,327)     $  (328,918)
LVIP American Global Small Capitalization Service
   Class II                                              157,397        (369,718)        (212,321)
LVIP American Growth Service Class II                     44,937      (1,341,437)      (1,296,500)
LVIP American Growth-Income Service Class II              62,649        (978,811)        (916,162)
LVIP American International Service Class II              37,862        (692,088)        (654,226)
LVIP Baron Growth Opportunities Service Class                 --      (1,616,556)      (1,616,556)
LVIP BlackRock Inflation Protected Bond Service
   Class                                               3,736,499      (2,066,768)       1,669,731
LVIP Capital Growth Service Class                             --      (1,746,566)      (1,746,566)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                      --      (1,316,578)      (1,316,578)
LVIP Columbia Value Opportunities Service Class               --        (341,256)        (341,256)
LVIP Delaware Bond Standard Class                      5,997,235      (3,110,500)       2,886,735
LVIP Delaware Bond Service Class                      55,990,039     (23,985,645)      32,004,394
LVIP Delaware Diversified Floating Rate Service
   Class                                               2,005,789      (1,545,087)         460,702
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                        235,708        (200,379)          35,329
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                         468,595        (471,768)          (3,173)
LVIP Delaware Growth and Income Service Class            272,005        (605,260)        (333,255)
LVIP Delaware Social Awareness Standard Class             77,850        (182,100)        (104,250)
LVIP Delaware Social Awareness Service Class             195,234        (758,195)        (562,961)
LVIP Delaware Special Opportunities Service Class             --        (547,169)        (547,169)
LVIP Dimensional Non-U.S. Equity Standard Class               --             (53)             (53)
LVIP Dimensional Non-U.S. Equity Service Class            11,290         (69,986)         (58,696)
LVIP Dimensional U.S. Equity Standard Class                   --             (40)             (40)
LVIP Dimensional U.S. Equity Service Class                    --        (115,264)        (115,264)
LVIP Dimensional/Vanguard Total Bond Standard Class           --             (59)             (59)
LVIP Dimensional/Vanguard Total Bond Service Class        52,524        (217,225)        (164,701)
LVIP Global Income Service Class                      15,198,846      (5,501,319)       9,697,527
LVIP Janus Capital Appreciation Standard Class             4,948         (41,125)         (36,177)
LVIP Janus Capital Appreciation Service Class                 --        (959,093)        (959,093)
LVIP JPMorgan High Yield Service Class                 2,928,764        (534,115)       2,394,649
LVIP MFS International Growth Service Class            3,129,899      (1,414,592)       1,715,307
LVIP MFS Value Service Class                           6,420,098      (5,854,075)         566,023
LVIP Mid-Cap Value Service Class                              --        (688,717)        (688,717)
LVIP Mondrian International Value Standard Class         578,801        (343,002)         235,799
LVIP Mondrian International Value Service Class        3,148,111      (1,804,732)       1,343,379
LVIP Money Market Standard Class                          19,376      (1,012,371)        (992,995)
LVIP Money Market Service Class                          108,896      (6,167,638)      (6,058,742)
LVIP Protected Profile 2010 Service Class                 63,309        (143,281)         (79,972)
LVIP Protected Profile 2020 Service Class                131,852        (290,072)        (158,220)
LVIP Protected Profile 2030 Service Class                 67,368        (183,411)        (116,043)
LVIP Protected Profile 2040 Service Class                 39,393        (108,010)         (68,617)
LVIP Protected Profile Conservative Service Class      7,008,347      (6,688,429)         319,918
LVIP Protected Profile Growth Service Class           12,476,724     (12,070,170)         406,554
LVIP Protected Profile Moderate Service Class         17,853,665     (19,856,418)      (2,002,753)
LVIP SSgA Bond Index Service Class                    27,284,039     (16,764,720)      10,519,319
LVIP SSgA Conservative Index Allocation Service
   Class                                                  35,483        (271,035)        (235,552)
LVIP SSgA Conservative Structured Allocation
   Service Class                                         152,967      (1,355,336)      (1,202,369)
LVIP SSgA Developed International 150 Service Class    3,156,208      (2,352,273)         803,935
LVIP SSgA Emerging Markets 100 Standard Class                 --             (17)             (17)
LVIP SSgA Emerging Markets 100 Service Class           3,949,987      (2,847,981)       1,102,006
LVIP SSgA Global Tactical Allocation Service Class     2,138,985      (2,480,806)        (341,821)
LVIP SSgA International Index Service Class            2,279,969      (3,376,788)      (1,096,819)
LVIP SSgA Large Cap 100 Service Class                  3,945,258      (4,948,910)      (1,003,652)
LVIP SSgA Moderate Index Allocation Service Class         32,335        (634,621)        (602,286)
LVIP SSgA Moderate Structured Allocation Service
   Class                                                 354,415      (3,276,199)      (2,921,784)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                           9,706        (670,481)        (660,775)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                              234,501      (2,320,245)      (2,085,744)
LVIP SSgA S&P 500 Index Standard Class                    18,276         (30,669)         (12,393)

                                                                       DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                         FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                           ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
---------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP American Global Growth Service Class II          $  (135,288)   $       150    $  (135,138)    $ (2,838,602)    $ (3,302,658)
LVIP American Global Small Capitalization Service
   Class II                                              (286,021)           192       (285,829)      (5,574,652)      (6,072,802)
LVIP American Growth Service Class II                    (434,361)           111       (434,250)      (6,913,845)      (8,644,595)
LVIP American Growth-Income Service Class II             (351,371)            69       (351,302)      (1,744,897)      (3,012,361)
LVIP American International Service Class II             (504,976)           119       (504,857)      (7,812,923)      (8,972,006)
LVIP Baron Growth Opportunities Service Class           5,784,600             --      5,784,600       (2,743,978)       1,424,066
LVIP BlackRock Inflation Protected Bond Service
   Class                                                1,184,087      1,595,361      2,779,448        5,944,686       10,393,865
LVIP Capital Growth Service Class                       2,882,847             --      2,882,847      (22,197,369)     (21,061,088)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                1,377,282             --      1,377,282       (8,699,517)      (8,638,813)
LVIP Columbia Value Opportunities Service Class           623,865             --        623,865       (1,268,308)        (985,699)
LVIP Delaware Bond Standard Class                       4,655,551      4,392,375      9,047,926       (1,004,659)      10,930,002
LVIP Delaware Bond Service Class                       15,408,707     42,366,906     57,775,613        7,810,520       97,590,527
LVIP Delaware Diversified Floating Rate Service
   Class                                                 (207,592)        88,900       (118,692)      (3,270,549)      (2,928,539)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                        (138,733)            --       (138,733)        (282,332)        (385,736)
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                         (351,780)            --       (351,780)        (640,270)        (995,223)
LVIP Delaware Growth and Income Service Class             520,250             --        520,250         (482,215)        (295,220)
LVIP Delaware Social Awareness Standard Class             431,881             --        431,881         (360,570)         (32,939)
LVIP Delaware Social Awareness Service Class              966,099             --        966,099         (857,168)        (454,030)
LVIP Delaware Special Opportunities Service Class         996,669      2,822,676      3,819,345       (6,067,466)      (2,795,290)
LVIP Dimensional Non-U.S. Equity Standard Class                (2)            --             (2)            (379)            (434)
LVIP Dimensional Non-U.S. Equity Service Class            (57,050)            --        (57,050)        (708,007)        (823,753)
LVIP Dimensional U.S. Equity Standard Class                    --             --             --              410              370
LVIP Dimensional U.S. Equity Service Class                 (1,518)            --         (1,518)         888,435          771,653
LVIP Dimensional/Vanguard Total Bond Standard Class            --             --             --              415              356
LVIP Dimensional/Vanguard Total Bond Service Class         44,421             --         44,421          551,518          431,238
LVIP Global Income Service Class                        1,831,788        481,381      2,313,169      (17,826,473)      (5,815,777)
LVIP Janus Capital Appreciation Standard Class            109,006             --        109,006         (233,426)        (160,597)
LVIP Janus Capital Appreciation Service Class           3,919,101             --      3,919,101       (6,434,322)      (3,474,314)
LVIP JPMorgan High Yield Service Class                   (140,397)            --       (140,397)      (1,896,851)         357,401
LVIP MFS International Growth Service Class               373,122             --        373,122      (15,784,683)     (13,696,254)
LVIP MFS Value Service Class                            6,471,553             --      6,471,553      (14,777,853)      (7,740,277)
LVIP Mid-Cap Value Service Class                        2,259,757             --      2,259,757       (6,213,444)      (4,642,404)
LVIP Mondrian International Value Standard Class         (199,084)            --       (199,084)      (1,028,130)        (991,415)
LVIP Mondrian International Value Service Class        (1,104,881)            --     (1,104,881)      (6,616,290)      (6,377,792)
LVIP Money Market Standard Class                                3             77             80               (3)        (992,918)
LVIP Money Market Service Class                                 7            526            533               (7)      (6,058,216)
LVIP Protected Profile 2010 Service Class                 364,891             --        364,891         (340,614)         (55,695)
LVIP Protected Profile 2020 Service Class                 433,508             --        433,508         (562,311)        (287,023)
LVIP Protected Profile 2030 Service Class                 470,478             --        470,478         (580,438)        (226,003)
LVIP Protected Profile 2040 Service Class                 190,417             --        190,417         (349,307)        (227,507)
LVIP Protected Profile Conservative Service Class       9,084,870             --      9,084,870       (2,592,841)       6,811,947
LVIP Protected Profile Growth Service Class             1,515,003             --      1,515,003      (17,589,904)     (15,668,347)
LVIP Protected Profile Moderate Service Class          10,729,140             --     10,729,140      (20,085,743)     (11,359,356)
LVIP SSgA Bond Index Service Class                     12,270,447        128,141     12,398,588       28,757,125       51,675,032
LVIP SSgA Conservative Index Allocation Service
   Class                                                    8,220            192          8,412          139,610          (87,530)
LVIP SSgA Conservative Structured Allocation
   Service Class                                           29,494         31,517         61,011          925,497         (215,861)
LVIP SSgA Developed International 150 Service Class     2,874,581             --      2,874,581      (23,168,217)     (19,489,701)
LVIP SSgA Emerging Markets 100 Standard Class                  (1)            --             (1)            (596)            (614)
LVIP SSgA Emerging Markets 100 Service Class            8,467,683     12,789,652     21,257,335      (50,496,450)     (28,137,109)
LVIP SSgA Global Tactical Allocation Service Class     (2,944,102)            --     (2,944,102)      (2,922,772)      (6,208,695)
LVIP SSgA International Index Service Class             3,106,004             --      3,106,004      (30,438,210)     (28,429,025)
LVIP SSgA Large Cap 100 Service Class                  13,482,808             --     13,482,808      (10,753,276)       1,725,880
LVIP SSgA Moderate Index Allocation Service Class        (159,414)           703       (158,711)        (596,864)      (1,357,861)
LVIP SSgA Moderate Structured Allocation Service
   Class                                                 (157,438)       145,760        (11,678)      (4,288,424)      (7,221,886)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                         (183,156)           523       (182,633)      (1,619,999)      (2,463,407)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                              (495,878)       105,819       (390,059)      (6,726,012)      (9,201,815)
LVIP SSgA S&P 500 Index Standard Class                    119,002             --        119,002         (100,731)           5,878

See accompanying notes.

                                                      DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
---------------------------------------------------  ----------  -----------------  -------------
LVIP SSgA S&P 500 Index Service Class                $2,839,222     $(7,192,749)    $(4,353,527)
LVIP SSgA Small-Cap Index Standard Class                     --             (14)            (14)
LVIP SSgA Small-Cap Index Service Class                 131,745      (2,094,694)     (1,962,949)
LVIP SSgA Small-Mid Cap 200 Service Class             1,282,543      (1,569,619)       (287,076)
LVIP T. Rowe Price Growth Stock Service Class                --      (1,434,118)     (1,434,118)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                            --         (44,909)        (44,909)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                             --        (910,514)       (910,514)
LVIP Templeton Growth Service Class                   2,337,912      (1,852,957)        484,955
LVIP Turner Mid-Cap Growth Service Class                     --        (607,318)       (607,318)
LVIP Vanguard Domestic Equity ETF Service Class          46,897         (57,852)        (10,955)
LVIP Vanguard International Equity ETF Service
   Class                                                     --         (40,420)        (40,420)
LVIP Wells Fargo Intrinsic Value Service Class          238,652        (504,454)       (265,802)
Lord Abbett Fundamental Equity Class VC                  30,021        (115,048)        (85,027)
MFS VIT Core Equity Service Class                        16,199         (40,180)        (23,981)
MFS VIT Growth Initial Class                              5,552         (41,723)        (36,171)
MFS VIT Growth Service Class                              3,434        (267,476)       (264,042)
MFS VIT Total Return Initial Class                      329,693        (184,922)        144,771
MFS VIT Total Return Service Class                    7,253,459      (5,035,556)      2,217,903
MFS VIT Utilities Initial Class                         380,140        (169,340)        210,800
MFS VIT Utilities Service Class                       5,576,525      (2,975,491)      2,601,034
Morgan Stanley UIF Capital Growth Class II                   --         (12,885)        (12,885)
NB AMT Mid-Cap Growth I Class                                --        (801,816)       (801,816)
NB AMT Regency I Class                                  289,030        (785,619)       (496,589)
Oppenheimer Global Securities Service Class              43,142         (50,768)         (7,626)
PIMCO VIT Commodity Real Return Advisor Class         2,180,976        (241,040)      1,939,936
Putnam VT Global Health Care Class IB                    23,328         (44,748)        (21,420)
Putnam VT Growth & Income Class IB                       20,301         (27,237)         (6,936)

                                                                       DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                         FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                           ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
---------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP SSgA S&P 500 Index Service Class                 $13,942,610      $     --      $13,942,610    $ (8,757,497)     $   831,586
LVIP SSgA Small-Cap Index Standard Class                       --            --               --             (77)             (91)
LVIP SSgA Small-Cap Index Service Class                 4,949,130            --        4,949,130     (10,335,199)      (7,349,018)
LVIP SSgA Small-Mid Cap 200 Service Class               4,788,670            --        4,788,670      (8,045,424)      (3,543,830)
LVIP T. Rowe Price Growth Stock Service Class           3,390,348            --        3,390,348      (5,712,295)      (3,756,065)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                         279,259            --          279,259        (344,508)        (110,158)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                        2,416,584            --        2,416,584      (5,038,921)      (3,532,851)
LVIP Templeton Growth Service Class                       (78,063)           --          (78,063)     (6,664,799)      (6,257,907)
LVIP Turner Mid-Cap Growth Service Class                1,087,816            --        1,087,816      (4,700,882)      (4,220,384)
LVIP Vanguard Domestic Equity ETF Service Class           (32,241)           --          (32,241)        334,012          290,816
LVIP Vanguard International Equity ETF Service
   Class                                                  (12,361)           --          (12,361)       (497,798)        (550,579)
LVIP Wells Fargo Intrinsic Value Service Class            113,066            --          113,066      (1,505,449)      (1,658,185)
Lord Abbett Fundamental Equity Class VC                   225,488       487,828          713,316      (1,308,409)        (680,120)
MFS VIT Core Equity Service Class                         126,927            --          126,927        (163,830)         (60,884)
MFS VIT Growth Initial Class                              (35,440)           --          (35,440)         28,140          (43,471)
MFS VIT Growth Service Class                              917,966            --          917,966      (1,386,788)        (732,864)
MFS VIT Total Return Initial Class                         47,866            --           47,866        (135,577)          57,060
MFS VIT Total Return Service Class                          5,495            --            5,495      (2,431,051)        (207,653)
MFS VIT Utilities Initial Class                           403,867            --          403,867          14,610          629,277
MFS VIT Utilities Service Class                         3,150,618            --        3,150,618       2,571,192        8,322,844
Morgan Stanley UIF Capital Growth Class II                 65,784            --           65,784        (109,297)         (56,398)
NB AMT Mid-Cap Growth I Class                           4,471,252            --        4,471,252      (3,947,591)        (278,155)
NB AMT Regency I Class                                  1,331,664            --        1,331,664      (4,506,814)      (3,671,739)
Oppenheimer Global Securities Service Class                62,846            --           62,846        (680,365)        (625,145)
PIMCO VIT Commodity Real Return Advisor Class              50,504            --           50,504      (3,361,576)      (1,371,136)
Putnam VT Global Health Care Class IB                      27,452        74,966          102,418        (151,962)         (70,964)
Putnam VT Growth & Income Class IB                       (162,076)           --         (162,076)         74,332          (94,680)

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                    ABVPSF
                                                    GLOBAL       ABVPSF                       ABVPSF
                                                   THEMATIC      GROWTH         ABVPSF       LARGE CAP
                                                    GROWTH     AND INCOME   INTERNATIONAL     GROWTH
                                                    CLASS B     CLASS B     VALUE CLASS B     CLASS B
                                                  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 -----------  ------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2010                    $27,481,352  $145,245,860   $116,859,013  $14,747,140
Changes From Operations:
   - Net investment income (loss)                     88,067    (2,261,139)     2,487,359     (174,029)
   - Net realized gain (loss) on investments         326,911    (9,443,179)    (7,537,796)      27,103
   - Net change in unrealized appreciation or
     depreciation on investments                   3,542,881    27,110,122     13,178,540    1,083,009
                                                 -----------  ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 3,957,859    15,405,804      8,128,103      936,083
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            1,962,059     7,591,190     18,978,532       56,676
   - Contract withdrawals and transfers to
     annuity reserves                             (3,042,746)  (15,532,866)    (7,299,880)  (2,161,019)
   - Contract transfers                             (843,768)    1,181,376     40,713,736     (615,507)
                                                 -----------  ------------   ------------  -----------
                                                  (1,924,455)   (6,760,300)    52,392,388   (2,719,850)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --            --             --           --
   - Annuity Payments                                 (1,793)      (13,622)        (5,355)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --         1,205              2           --
                                                 -----------  ------------   ------------  -----------
                                                      (1,793)      (12,417)        (5,353)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (1,926,248)   (6,772,717)    52,387,035   (2,719,850)
                                                 -----------  ------------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,031,611     8,633,087     60,515,138   (1,783,767)
                                                 -----------  ------------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2010                   29,512,963   153,878,947    177,374,151   12,963,373
Changes From Operations:
   - Net investment income (loss)                   (365,432)     (732,353)     5,584,584     (174,221)
   - Net realized gain (loss) on investments         498,055    (4,578,913)    (4,812,633)     421,824
   - Net change in unrealized appreciation or
     depreciation on investments                  (7,720,035)   11,634,524    (43,176,878)    (708,542)
                                                 -----------  ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (7,587,412)    6,323,258    (42,404,927)    (460,939)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            4,171,031     7,164,944     17,426,531       67,954
   - Contract withdrawals and transfers to
     annuity reserves                             (2,119,141)  (19,499,455)   (10,618,408)  (2,362,056)
   - Contract transfers                           (1,113,836)   (3,826,985)    40,905,443     (481,153)
                                                 -----------  ------------   ------------  -----------
                                                     938,054   (16,161,496)    47,713,566   (2,775,255)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --        19,163             --           --
   - Annuity Payments                                   (207)      (13,643)        (5,323)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --         1,177              1           --
                                                 -----------  ------------   ------------  -----------
                                                        (207)        6,697         (5,322)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            937,847   (16,154,799)    47,708,244   (2,775,255)
                                                 -----------  ------------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (6,649,565)   (9,831,541)     5,303,317   (3,236,194)
                                                 -----------  ------------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2011                  $22,863,398  $144,047,406   $182,677,468  $ 9,727,179
                                                 ===========  ============   ============  ===========

                                                                  AMERICAN      AMERICAN       AMERICAN
                                                                   CENTURY        FUNDS          FUNDS
                                                    ABVPSF      VP INFLATION     GLOBAL      GLOBAL SMALL
                                                 SMALL/MID CAP   PROTECTION      GROWTH     CAPITALIZATION  AMERICAN FUNDS
                                                 VALUE CLASS B    CLASS II       CLASS 2        CLASS 2     GROWTH CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  ------------  ------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                     $104,160,839  $387,360,324  $279,623,028   $288,154,824   $1,713,386,575
Changes From Operations:
   - Net investment income (loss)                   (1,657,474)     (164,118)     (161,888)       962,285      (16,136,131)
   - Net realized gain (loss) on investments            79,006     4,437,401    (1,624,228)      (627,381)     (14,223,638)
   - Net change in unrealized appreciation or
     depreciation on investments                    29,173,097     9,419,766    32,033,296     66,309,880      312,374,236
                                                  ------------  ------------  ------------   ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  27,594,629    13,693,049    30,247,180     66,644,784      282,014,467
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             16,361,177    66,270,959    28,971,020     41,546,882      121,754,532
   - Contract withdrawals and transfers to
     annuity reserves                               (9,375,915)  (37,696,225)  (21,103,150)   (23,765,638)    (142,936,764)
   - Contract transfers                             11,824,705    64,542,266    13,537,303     33,356,956      (29,252,347)
                                                  ------------  ------------  ------------   ------------   --------------
                                                    18,809,967    93,117,000    21,405,173     51,138,200      (50,434,579)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                60,063        60,063        46,679          7,669          190,448
   - Annuity Payments                                   (1,543)       (3,652)      (11,589)       (11,032)         (74,593)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 (33)          517          (510)           935           (6,591)
                                                  ------------  ------------  ------------   ------------   --------------
                                                        58,487        56,928        34,580         (2,428)         109,264
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           18,868,454    93,173,928    21,439,753     51,135,772      (50,325,315)
                                                  ------------  ------------  ------------   ------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             46,463,083   106,866,977    51,686,933    117,780,556      231,689,152
                                                  ------------  ------------  ------------   ------------   --------------
NET ASSETS AT DECEMBER 31, 2010                    150,623,922   494,227,301   331,309,961    405,935,380    1,945,075,727
Changes From Operations:
   - Net investment income (loss)                   (1,796,719)   11,430,254      (888,635)      (308,000)     (18,854,487)
   - Net realized gain (loss) on investments         5,519,276    15,917,749     3,234,749      3,685,372       30,655,758
   - Net change in unrealized appreciation or
     depreciation on investments                   (16,910,374)   19,027,861   (34,115,811)   (88,462,536)    (108,754,871)
                                                  ------------  ------------  ------------   ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (13,187,817)   46,375,864   (31,769,697)   (85,085,164)     (96,953,600)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             14,979,243     6,083,113     6,047,972     21,805,153       26,628,049
   - Contract withdrawals and transfers to
     annuity reserves                              (12,564,347)  (40,871,875)  (24,208,927)   (30,013,770)    (175,071,129)
   - Contract transfers                             (8,751,464)  (25,500,774)   (3,687,440)    49,269,391     (101,289,537)
                                                  ------------  ------------  ------------   ------------   --------------
                                                    (6,336,568)  (60,289,536)  (21,848,395)    41,060,774     (249,732,617)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --        32,852        12,659             --           38,537
   - Annuity Payments                                   (4,755)       (9,679)      (12,336)       (11,457)         (96,945)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   6           564           849          2,516              (21)
                                                  ------------  ------------  ------------   ------------   --------------
                                                        (4,749)       23,737         1,172         (8,941)         (58,429)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (6,341,317)  (60,265,799)  (21,847,223)    41,051,833     (249,791,046)
                                                  ------------  ------------  ------------   ------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (19,529,134)  (13,889,935)  (53,616,920)   (44,033,331)    (346,744,646)
                                                  ------------  ------------  ------------   ------------   --------------
NET ASSETS AT DECEMBER 31, 2011                   $131,094,788  $480,337,366  $277,693,041   $361,902,049   $1,598,331,081
                                                  ============  ============  ============   ============   ==============

                                                                    AMERICAN        BLACKROCK      DELAWARE VIP
                                                 AMERICAN FUNDS       FUNDS          GLOBAL         DIVERSIFIED
                                                  GROWTH-INCOME   INTERNATIONAL  ALLOCATION V.I.      INCOME
                                                     CLASS 2         CLASS 2        CLASS III      SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                 --------------  --------------  ---------------  --------------
NET ASSETS AT JANUARY 1, 2010                    $1,766,480,965  $ 690,446,358   $  203,695,578   $  715,222,239
Changes From Operations:
   - Net investment income (loss)                      (977,966)     3,234,681         (227,747)      22,235,713
   - Net realized gain (loss) on investments        (19,884,171)    (5,429,423)       5,005,435       14,641,894
   - Net change in unrealized appreciation or
     depreciation on investments                    196,483,474     43,502,953       36,508,309       10,745,185
                                                 --------------  -------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  175,621,337     41,308,211       41,285,997       47,622,792
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             115,629,269     62,959,658      192,117,891      146,750,882
   - Contract withdrawals and transfers to
     annuity reserves                              (150,851,178)   (56,764,412)     (17,458,143)     (68,397,817)
   - Contract transfers                              59,039,134     25,892,480      197,859,645      157,227,296
                                                 --------------  -------------   --------------   --------------
                                                     23,817,225     32,087,726      372,519,393      235,580,361
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 42,910        126,634          129,776           24,963
   - Annuity Payments                                  (214,604)       (33,434)          (5,098)         (27,972)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               (4,755)           358              (42)            (136)
                                                 --------------  -------------   --------------   --------------
                                                       (176,449)        93,558          124,636           (3,145)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            23,640,776     32,181,284      372,644,029      235,577,216
                                                 --------------  -------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             199,262,113     73,489,495      413,930,026      283,200,008
                                                 --------------  -------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2010                   1,965,743,078    763,935,853      617,625,604      998,422,247
Changes From Operations:
   - Net investment income (loss)                       152,979      1,029,900        9,546,579       25,109,261
   - Net realized gain (loss) on investments          4,349,682        738,214       29,399,419       53,955,639
   - Net change in unrealized appreciation or
     depreciation on investments                    (64,801,777)  (110,857,418)     (94,967,002)     (30,828,894)
                                                 --------------  -------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (60,299,116)  (109,089,304)     (56,021,004)      48,236,006
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              52,600,449     20,174,181      322,962,930      165,108,246
   - Contract withdrawals and transfers to
     annuity reserves                              (176,302,781)   (64,469,248)     (44,690,294)     (88,590,750)
   - Contract transfers                                 744,110     11,523,658      199,218,473       67,682,307
                                                 --------------  -------------   --------------   --------------
                                                   (122,958,222)   (32,771,409)     477,491,109      144,199,803
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 22,831         21,996            9,920               --
   - Annuity Payments                                  (221,422)       (37,550)         (16,609)         (26,122)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                5,711          1,411               11           (5,363)
                                                 --------------  -------------   --------------   --------------
                                                       (192,880)       (14,143)          (6,678)         (31,485)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (123,151,102)   (32,785,552)     477,484,431      144,168,318
                                                 --------------  -------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (183,450,218)  (141,874,856)     421,463,427      192,404,324
                                                 --------------  -------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2011                  $1,782,292,860  $ 622,060,997   $1,039,089,031   $1,190,826,571
                                                 ==============  =============   ==============   ==============

See accompanying notes.

                                                                                             DELAWARE VIP
                                                  DELAWARE VIP  DELAWARE VIP                 INTERNATIONAL
                                                    EMERGING     HIGH YIELD    DELAWARE VIP  VALUE EQUITY
                                                    MARKETS       STANDARD      HIGH YIELD     STANDARD
                                                 SERVICE CLASS     CLASS      SERVICE CLASS      CLASS
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 -------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $223,132,089   $ 7,859,946   $265,885,036     $ 373,841
Changes From Operations:
   - Net investment income (loss)                  (2,662,468)      483,302     15,988,536         8,674
   - Net realized gain (loss) on investments        1,648,785       662,817      9,019,747       (35,226)
   - Net change in unrealized appreciation or
     depreciation on investments                   41,760,278        24,107      9,563,102        54,456
                                                 ------------   -----------   ------------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 40,746,595     1,170,226     34,571,385        27,904
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            40,467,163        26,204     22,709,137           111
   - Contract withdrawals and transfers to
     annuity reserves                             (18,140,980)   (1,166,721)   (28,170,921)      (12,684)
   - Contract transfers                            26,665,367     3,733,195     24,431,694       (54,566)
                                                 ------------   -----------   ------------     ---------
                                                   48,991,550     2,592,678     18,969,910       (67,139)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               67,304            --        135,493            --
   - Annuity Payments                                    (961)         (272)       (26,669)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                            (20,626)           38            680            --
                                                 ------------   -----------   ------------     ---------
                                                       45,717          (234)       109,504            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          49,037,267     2,592,444     19,079,414       (67,139)
                                                 ------------   -----------   ------------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            89,783,862     3,762,670     53,650,799       (39,235)
                                                 ------------   -----------   ------------     ---------
NET ASSETS AT DECEMBER 31, 2010                   312,915,951    11,622,616    319,535,835       334,606
Changes From Operations:
   - Net investment income (loss)                    (269,638)      489,277     20,279,755          (552)
   - Net realized gain (loss) on investments        4,302,383       600,126      9,904,365       (33,662)
   - Net change in unrealized appreciation or
     depreciation on investments                  (78,398,190)     (906,264)   (26,780,195)      (12,755)
                                                 ------------   -----------   ------------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (74,365,445)      183,139      3,403,925       (46,969)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            63,928,613        18,988      3,107,775         1,328
   - Contract withdrawals and transfers to
     annuity reserves                             (24,329,768)     (926,688)   (32,112,346)      (58,144)
   - Contract transfers                            30,234,761    (5,644,924)   (50,140,182)       (8,299)
                                                 ------------   -----------   ------------     ---------
                                                   69,833,606    (6,552,624)   (79,144,753)      (65,115)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                4,209            --             --            --
   - Annuity Payments                                  (9,504)         (281)       (54,704)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                (20)           40          1,182            --
                                                 ------------   -----------   ------------     ---------
                                                       (5,315)         (241)       (53,522)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          69,828,291    (6,552,865)   (79,198,275)      (65,115)
                                                 ------------   -----------   ------------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (4,537,154)   (6,369,726)   (75,794,350)     (112,084)
                                                 ------------   -----------   ------------     ---------
NET ASSETS AT DECEMBER 31, 2011                  $308,378,797   $ 5,252,890   $243,741,485     $ 222,522
                                                 ============   ===========   ============     =========

                                                 DELAWARE VIP                               DELAWARE VIP
                                                 LIMITED-TERM     DELAWARE                   SMALL CAP    DELAWARE VIP
                                                  DIVERSIFIED     VIP REIT     DELAWARE        VALUE        SMALL CAP
                                                    INCOME        STANDARD     VIP REIT       STANDARD        VALUE
                                                 SERVICE CLASS     CLASS     SERVICE CLASS     CLASS      SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 -------------  -----------  -------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $362,100,137   $ 4,993,625  $ 89,686,763   $ 8,885,188   $247,088,668
Changes From Operations:
   - Net investment income (loss)                   3,202,363        70,133       890,741       (67,826)    (3,219,089)
   - Net realized gain (loss) on investments        5,640,276      (556,874)  (13,626,248)      418,073       (254,240)
   - Net change in unrealized appreciation or
     depreciation on investments                    3,335,434     1,633,527    34,183,419     2,070,926     74,841,961
                                                 ------------   -----------  ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 12,178,073     1,146,786    21,447,912     2,421,173     71,368,632
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           118,665,809        22,296     6,217,771        13,239     22,988,917
   - Contract withdrawals and transfers to
     annuity reserves                             (39,702,580)     (798,368)  (12,039,714)   (1,378,119)   (23,776,911)
   - Contract transfers                           205,289,661       (19,599)    5,262,827      (408,796)    (8,227,292)
                                                 ------------   -----------  ------------   -----------   ------------
                                                  284,252,890      (795,671)     (559,116)   (1,773,676)    (9,015,286)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               35,635          (165)           --            --             --
   - Annuity Payments                                (180,302)      (15,094)      (27,937)         (954)       (12,433)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 85            79        (1,059)           59            108
                                                 ------------   -----------  ------------   -----------   ------------
                                                     (144,582)      (15,180)      (28,996)         (895)       (12,325)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         284,108,308      (810,851)     (588,112)   (1,774,571)    (9,027,611)
                                                 ------------   -----------  ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           296,286,381       335,935    20,859,800       646,602     62,341,021
                                                 ------------   -----------  ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                   658,386,518     5,329,560   110,546,563     9,531,790    309,429,689
Changes From Operations:
   - Net investment income (loss)                   2,120,776         9,320      (379,609)      (76,396)    (4,390,145)
   - Net realized gain (loss) on investments       13,536,486      (332,861)   (6,584,392)      541,789      8,456,944
   - Net change in unrealized appreciation or
     depreciation on investments                   (7,161,332)      774,774    16,579,762      (692,606)   (14,151,810)
                                                 ------------   -----------  ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  8,495,930       451,233     9,615,761      (227,213)   (10,085,011)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           122,289,416        64,624    13,543,338        20,054     44,976,531
   - Contract withdrawals and transfers to
     annuity reserves                             (56,570,382)   (1,086,368)  (15,371,860)   (1,411,606)   (30,363,861)
   - Contract transfers                           178,815,499       (81,576)    6,569,505      (385,111)     9,549,434
                                                 ------------   -----------  ------------   -----------   ------------
                                                  244,534,533    (1,103,320)    4,740,983    (1,776,663)    24,162,104
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --            --            --          8,501
   - Annuity Payments                                 (39,919)      (17,344)      (30,092)       (1,054)       (15,402)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                670           306           955            58         (1,677)
                                                 ------------   -----------  ------------   -----------   ------------
                                                      (39,249)      (17,038)      (29,137)         (996)        (8,578)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         244,495,284    (1,120,358)    4,711,846    (1,777,659)    24,153,526
                                                 ------------   -----------  ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           252,991,214      (669,125)   14,327,607    (2,004,872)    14,068,515
                                                 ------------   -----------  ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2011                  $911,377,732   $ 4,660,435  $124,874,170   $ 7,526,918   $323,498,204
                                                 ============   ===========  ============   ===========   ============

                                                 DELAWARE VIP
                                                   SMID CAP     DELAWARE VIP    DELAWARE
                                                    GROWTH        SMID CAP      VIP TREND     DELAWARE
                                                   STANDARD        GROWTH       STANDARD     VIP TREND
                                                     CLASS     SERVICE CLASS      CLASS    SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 ------------  -------------  -----------  -------------
NET ASSETS AT JANUARY 1, 2010                    $        --   $         --   $ 8,405,150  $ 66,463,438
Changes From Operations:
   - Net investment income (loss)                    (29,860)      (304,616)      (90,844)     (860,311)
   - Net realized gain (loss) on investments          37,671        519,934       402,773     7,769,905
   - Net change in unrealized appreciation or
     depreciation on investments                   1,141,154      9,733,756     1,168,329     5,121,804
                                                 -----------   ------------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,148,965      9,949,074     1,480,258    12,031,398
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                7,085        766,517        48,041     2,039,913
   - Contract withdrawals and transfers to
     annuity reserves                               (332,279)    (3,459,005)   (1,199,707)   (6,167,430)
   - Contract transfers                            8,553,412     77,646,323    (8,664,465)  (74,302,949)
                                                 -----------   ------------   -----------  ------------
                                                   8,228,218     74,953,835    (9,816,131)  (78,430,466)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --             --            --            --
   - Annuity Payments                                 62,991         61,002       (69,277)      (64,370)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                             2,177             16            --            --
                                                 -----------   ------------   -----------  ------------
                                                      65,168         61,018       (69,277)      (64,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          8,293,386     75,014,853    (9,885,408)  (78,494,836)
                                                 -----------   ------------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            9,442,351     84,963,927    (8,405,150)  (66,463,438)
                                                 -----------   ------------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2010                    9,442,351     84,963,927            --            --
Changes From Operations:
   - Net investment income (loss)                    (40,123)      (957,085)           --            --
   - Net realized gain (loss) on investments         613,333      7,814,691            --            --
   - Net change in unrealized appreciation or
     depreciation on investments                      72,008     (3,042,981)           --            --
                                                 -----------   ------------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   645,218      3,814,625            --            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               29,289     17,585,979            --            --
   - Contract withdrawals and transfers to
     annuity reserves                             (1,634,990)   (13,158,415)           --            --
   - Contract transfers                               56,538     22,409,694            --            --
                                                 -----------   ------------   -----------  ------------
                                                  (1,549,163)    26,837,258            --            --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --             --            --            --
   - Annuity Payments                                 (7,876)        (4,241)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                             2,314             23            --            --
                                                 -----------   ------------   -----------  ------------
                                                      (5,562)        (4,218)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (1,554,725)    26,833,040            --            --
                                                 -----------   ------------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (909,507)    30,647,665            --            --
                                                 -----------   ------------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2011                  $ 8,532,844   $115,611,592   $        --  $         --
                                                 ===========   ============   ===========  ============

See accompanying notes.

                                                                                               DWS VIP
                                                                  DELAWARE                   ALTERNATIVE
                                                 DELAWARE VIP    VIP VALUE      DELAWARE        ASSET
                                                  U.S. GROWTH     STANDARD     VIP VALUE     ALLOCATION
                                                 SERVICE CLASS     CLASS     SERVICE CLASS  PLUS CLASS B
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  -----------  -------------  ------------
NET ASSETS AT JANUARY 1, 2010                    $ 62,326,594   $ 6,065,594   $117,051,364  $ 3,278,794
Changes From Operations:
   - Net investment income (loss)                  (1,020,237)       58,367        622,786      (90,309)
   - Net realized gain (loss) on investments        1,834,757      (123,028)    (4,531,928)     207,759
   - Net change in unrealized appreciation or
     depreciation on investments                   12,598,227       831,881     18,824,468    1,069,637
                                                 ------------   -----------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 13,412,747       767,220     14,915,326    1,187,087
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            17,341,706        17,805      6,229,336    6,121,179
   - Contract withdrawals and transfers to
     annuity reserves                              (5,459,668)     (616,857)    (8,816,848)    (710,133)
   - Contract transfers                            37,097,284        50,109     (3,964,742)   8,810,813
                                                 ------------   -----------   ------------  -----------
                                                   48,979,322      (548,943)    (6,552,254)  14,221,859
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --             --           --
   - Annuity Payments                                  (5,204)       (4,635)        (1,825)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                982         1,994         (5,645)          --
                                                 ------------   -----------   ------------  -----------
                                                       (4,222)       (2,641)        (7,470)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          48,975,100      (551,584)    (6,559,724)  14,221,859
                                                 ------------   -----------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            62,387,847       215,636      8,355,602   15,408,946
                                                 ------------   -----------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2010                   124,714,441     6,281,230    125,406,966   18,687,740
Changes From Operations:
   - Net investment income (loss)                  (2,073,828)       34,770         45,065     (213,166)
   - Net realized gain (loss) on investments        5,683,046         9,319       (503,217)     182,805
   - Net change in unrealized appreciation or
     depreciation on investments                    5,969,562       414,586     10,437,986   (1,684,536)
                                                 ------------   -----------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  9,578,780       458,675      9,979,834   (1,714,897)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            40,954,847        51,085     13,775,186   11,941,919
   - Contract withdrawals and transfers to
     annuity reserves                             (10,454,107)   (1,077,787)   (12,936,343)  (1,744,313)
   - Contract transfers                            67,781,110       101,458     17,839,009   10,794,586
                                                 ------------   -----------   ------------  -----------
                                                   98,281,850      (925,244)    18,677,852   20,992,192
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --             --           --
   - Annuity Payments                                  (2,568)       (5,169)        (2,006)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                961         2,013             16           --
                                                 ------------   -----------   ------------  -----------
                                                       (1,607)       (3,156)        (1,990)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          98,280,243      (928,400)    18,675,862   20,992,192
                                                 ------------   -----------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           107,859,023      (469,725)    28,655,696   19,277,295
                                                 ------------   -----------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2011                  $232,573,464   $ 5,811,505   $154,062,662  $37,965,035
                                                 ============   ===========   ============  ===========

                                                    DWS VIP        DWS VIP        DWS VIP        DWS VIP      FIDELITY VIP
                                                   EQUITY 500    EQUITY 500      SMALL CAP      SMALL CAP      CONTRAFUND
                                                 INDEX CLASS A  INDEX CLASS B  INDEX CLASS A  INDEX CLASS B  SERVICE CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  ---------------
NET ASSETS AT JANUARY 1, 2010                     $25,482,492    $33,955,820    $ 7,212,160    $16,755,116    $794,109,979
Changes From Operations:
   - Net investment income (loss)                      95,380         (4,202)       (44,008)      (147,373)     (4,856,091)
   - Net realized gain (loss) on investments          (37,193)      (212,906)      (246,496)    (1,557,454)    (20,890,987)
   - Net change in unrealized appreciation or
     depreciation on investments                    2,805,656      4,199,868      1,756,784      5,030,287     147,489,977
                                                  -----------    -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,863,843      3,982,760      1,466,280      3,325,460     121,742,899
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                97,400        146,177         21,249         82,595      66,842,014
   - Contract withdrawals and transfers to
     annuity reserves                              (2,944,068)    (2,536,920)      (932,447)    (1,375,612)    (57,410,744)
   - Contract transfers                              (711,617)      (537,939)      (616,962)    (2,357,147)     13,409,529
                                                  -----------    -----------    -----------    -----------    ------------
                                                   (3,558,285)    (2,928,682)    (1,528,160)    (3,650,164)     22,840,799
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --             --          99,865
   - Annuity Payments                                 (20,936)        (2,765)        (1,111)        (8,509)         (5,142)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              6,646             94             --              3          (1,588)
                                                  -----------    -----------    -----------    -----------    ------------
                                                      (14,290)        (2,671)        (1,111)        (8,506)         93,135
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (3,572,575)    (2,931,353)    (1,529,271)    (3,658,670)     22,933,934
                                                  -----------    -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (708,732)     1,051,407        (62,991)      (333,210)    144,676,833
                                                  -----------    -----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                    24,773,760     35,007,227      7,149,169     16,421,906     938,786,812
Changes From Operations:
   - Net investment income (loss)                      43,476        (80,292)       (41,732)      (145,847)     (7,810,940)
   - Net realized gain (loss) on investments          781,428      1,028,584         70,965        (19,596)     (2,485,974)
   - Net change in unrealized appreciation or
     depreciation on investments                     (769,403)      (858,781)      (366,572)      (663,908)    (31,128,712)
                                                  -----------    -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     55,501         89,511       (337,339)      (829,351)    (41,425,626)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               135,095        168,098        114,461        150,989     102,967,535
   - Contract withdrawals and transfers to
     annuity reserves                              (4,888,740)    (3,332,191)    (1,698,282)    (2,045,834)    (79,675,938)
   - Contract transfers                            (1,649,565)    (6,063,479)      (224,391)    (1,355,647)     (8,219,885)
                                                  -----------    -----------    -----------    -----------    ------------
                                                   (6,403,210)    (9,227,572)    (1,808,212)    (3,250,492)     15,071,712
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --             --           9,923
   - Annuity Payments                                 (20,266)        (2,931)          (216)       (10,085)        (12,813)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              6,434             93             --              2          (1,762)
                                                  -----------    -----------    -----------    -----------    ------------
                                                      (13,832)        (2,838)          (216)       (10,083)         (4,652)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (6,417,042)    (9,230,410)    (1,808,428)    (3,260,575)     15,067,060
                                                  -----------    -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (6,361,541)    (9,140,899)    (2,145,767)    (4,089,926)    (26,358,566)
                                                  -----------    -----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $18,412,219    $25,866,328    $ 5,003,402    $12,331,980    $912,428,246
                                                  ===========    ===========    ===========    ===========    ============

                                                 FIDELITY VIP     FIDELITY VIP   FIDELITY VIP    FIDELITY VIP
                                                 EQUITY-INCOME   EQUITY-INCOME      GROWTH          GROWTH
                                                 INITIAL CLASS  SERVICE CLASS 2  INITIAL CLASS  SERVICE CLASS 2
                                                  SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  ---------------  -------------  ---------------
NET ASSETS AT JANUARY 1, 2010                     $ 7,578,540     $49,328,897     $5,549,321     $ 57,271,821
Changes From Operations:
   - Net investment income (loss)                      22,217         (38,237)       (60,070)        (950,998)
   - Net realized gain (loss) on investments         (500,214)     (3,158,380)      (419,330)      (1,009,528)
   - Net change in unrealized appreciation or
     depreciation on investments                    1,340,169       8,654,080      1,537,613       13,693,008
                                                  -----------     -----------     ----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    862,172       5,457,463      1,058,213       11,732,482
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                11,064         152,588         93,567        4,446,118
   - Contract withdrawals and transfers to
     annuity reserves                              (1,125,084)     (5,679,359)      (671,328)      (5,482,323)
   - Contract transfers                              (332,604)     (3,756,052)      (371,940)       4,768,718
                                                  -----------     -----------     ----------     ------------
                                                   (1,446,624)     (9,282,823)      (949,701)       3,732,513
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --             --               --
   - Annuity Payments                                  (2,805)        (15,323)        (9,656)          (1,153)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              1,597              94          4,792           (4,908)
                                                  -----------     -----------     ----------     ------------
                                                       (1,208)        (15,229)        (4,864)          (6,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,447,832)     (9,298,052)      (954,565)       3,726,452
                                                  -----------     -----------     ----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (585,660)     (3,840,589)       103,648       15,458,934
                                                  -----------     -----------     ----------     ------------
NET ASSETS AT DECEMBER 31, 2010                     6,992,880      45,488,308      5,652,969       72,730,755
Changes From Operations:
   - Net investment income (loss)                      61,391         196,289        (58,103)      (1,600,709)
   - Net realized gain (loss) on investments         (211,317)     (1,684,158)      (105,900)       2,858,635
   - Net change in unrealized appreciation or
     depreciation on investments                      142,203       1,242,128        127,949       (5,560,630)
                                                  -----------     -----------     ----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (7,723)       (245,741)       (36,054)      (4,302,704)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                53,958          98,857          6,667       22,903,838
   - Contract withdrawals and transfers to
     annuity reserves                              (1,040,419)     (6,969,723)      (815,705)      (8,666,638)
   - Contract transfers                              (141,967)     (2,766,522)       (26,173)      30,200,299
                                                  -----------     -----------     ----------     ------------
                                                   (1,128,428)     (9,637,388)      (835,211)      44,437,499
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --          19,163             --           16,426
   - Annuity Payments                                  (3,055)        (14,175)       (11,026)          (2,669)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              1,514              98          4,628               (1)
                                                  -----------     -----------     ----------     ------------
                                                       (1,541)          5,086         (6,398)          13,756
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,129,969)     (9,632,302)      (841,609)      44,451,255
                                                  -----------     -----------     ----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,137,692)     (9,878,043)      (877,663)      40,148,551
                                                  -----------     -----------     ----------     ------------
NET ASSETS AT DECEMBER 31, 2011                   $ 5,855,188     $35,610,265     $4,775,306     $112,879,306
                                                  ===========     ===========     ==========     ============

See accompanying notes.

                                                                                                     FTVIPT
                                                                                                    FRANKLIN
                                                   FIDELITY VIP   FIDELITY VIP    FIDELITY VIP       INCOME
                                                     MID CAP        OVERSEAS        OVERSEAS       SECURITIES
                                                 SERVICE CLASS 2  INITIAL CLASS  SERVICE CLASS 2     CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 ---------------  -------------  ---------------  ------------
NET ASSETS AT JANUARY 1, 2010                     $259,905,147     $2,561,986     $ 76,136,561    $419,768,277
Changes From Operations:
   - Net investment income (loss)                   (4,761,422)        (2,193)        (287,013)     22,043,614
   - Net realized gain (loss) on investments           412,284       (107,146)      (2,768,577)     (5,423,198)
   - Net change in unrealized appreciation or
     depreciation on investments                    81,108,071        334,873       11,473,228      30,172,761
                                                  ------------     ----------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  76,758,933        225,534        8,417,638      46,793,177
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             55,425,852         12,190        8,127,342      45,416,339
   - Contract withdrawals and transfers to
     annuity reserves                              (19,187,041)      (488,724)      (6,872,274)    (29,263,135)
   - Contract transfers                             30,653,359        (19,234)       1,169,942      16,101,891
                                                  ------------     ----------     ------------    ------------
                                                    66,892,170       (495,768)       2,425,010      32,255,095
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                83,302             --           33,873              --
   - Annuity Payments                                  (11,821)       (12,368)          (8,571)         (2,401)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   1          5,841              600               1
                                                  ------------     ----------     ------------    ------------
                                                        71,482         (6,527)          25,902          (2,400)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           66,963,652       (502,295)       2,450,912      32,252,695
                                                  ------------     ----------     ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            143,722,585       (276,761)      10,868,550      79,045,872
                                                  ------------     ----------     ------------    ------------
NET ASSETS AT DECEMBER 31, 2010                    403,627,732      2,285,225       87,005,111     498,814,149
Changes From Operations:
   - Net investment income (loss)                   (7,012,068)        (1,871)        (412,099)     21,357,376
   - Net realized gain (loss) on investments         6,665,242        (27,627)      (1,056,254)       (949,065)
   - Net change in unrealized appreciation or
     depreciation on investments                   (57,531,357)      (361,969)     (15,556,957)    (16,796,673)
                                                  ------------     ----------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (57,878,183)      (391,467)     (17,025,310)      3,611,638
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             82,576,781          5,240        6,867,756      57,305,637
   - Contract withdrawals and transfers to
     annuity reserves                              (29,920,975)      (198,085)      (8,538,076)    (42,391,345)
   - Contract transfers                             27,781,838         (4,075)       5,229,525      12,726,573
                                                  ------------     ----------     ------------    ------------
                                                    80,437,644       (196,920)       3,559,205      27,640,865
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 9,875             --           30,114              --
   - Annuity Payments                                  (19,151)       (12,650)         (14,375)         (2,510)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   5          4,567              666               1
                                                  ------------     ----------     ------------    ------------
                                                        (9,271)        (8,083)          16,405          (2,509)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           80,428,373       (205,003)       3,575,610      27,638,356
                                                  ------------     ----------     ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             22,550,190       (596,470)     (13,449,700)     31,249,994
                                                  ------------     ----------     ------------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $426,177,922     $1,688,755     $ 73,555,411    $530,064,143
                                                  ============     ==========     ============    ============

                                                     FTVIPT
                                                    FRANKLIN                      FTVIPT        FTVIPT        GOLDMAN
                                                 SMALL-MID CAP      FTVIPT       TEMPLETON    TEMPLETON      SACHS VIT
                                                     GROWTH     MUTUAL SHARES   GLOBAL BOND     GROWTH       LARGE CAP
                                                   SECURITIES     SECURITIES    SECURITIES    SECURITIES       VALUE
                                                    CLASS 2        CLASS 2        CLASS 2      CLASS 2     SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  ------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $ 84,045,660   $332,056,609   $634,785,795  $ 71,676,759  $ 21,433,908
Changes From Operations:
   - Net investment income (loss)                  (1,456,014)     1,687,369     (1,089,967)     (178,212)      102,128
   - Net realized gain (loss) on investments         (179,118)    (4,661,807)    15,736,563    (5,191,986)       85,804
   - Net change in unrealized appreciation or
     depreciation on investments                   23,129,502     45,096,788     61,693,500     8,497,461     7,714,199
                                                 ------------   ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 21,494,370     42,122,350     76,340,096     3,127,263     7,902,131
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            10,559,956     56,598,345      6,281,746       456,670    19,406,757
   - Contract withdrawals and transfers to
     annuity reserves                              (8,310,631)   (21,477,349)   (45,596,246)   (7,867,934)   (1,674,219)
   - Contract transfers                             7,683,604     99,763,159     (8,062,723)   (4,044,328)   47,229,502
                                                 ------------   ------------   ------------  ------------  ------------
                                                    9,932,929    134,884,155    (47,377,223)  (11,455,592)   64,962,040
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --         53,094             --          (151)           --
   - Annuity Payments                                  (2,360)        (3,854)           (85)       (7,843)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                294            106        (13,229)          159            --
                                                 ------------   ------------   ------------  ------------  ------------
                                                       (2,066)        49,346        (13,314)       (7,835)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           9,930,863    134,933,501    (47,390,537)  (11,463,427)   64,962,040
                                                 ------------   ------------   ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            31,425,233    177,055,851     28,949,559    (8,336,164)   72,864,171
                                                 ------------   ------------   ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2010                   115,470,893    509,112,460    663,735,354    63,340,595    94,298,079
Changes From Operations:
   - Net investment income (loss)                  (1,837,561)     6,862,193     26,228,079      (177,051)      515,464
   - Net realized gain (loss) on investments        4,236,784        (58,277)    20,307,089    (2,726,959)      356,193
   - Net change in unrealized appreciation or
     depreciation on investments                  (10,187,403)   (19,569,982)   (60,005,090)   (1,496,334)  (13,058,136)
                                                 ------------   ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (7,788,180)   (12,766,066)   (13,469,922)   (4,400,344)  (12,186,479)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            10,174,450     71,051,017      5,017,530       293,764    18,208,680
   - Contract withdrawals and transfers to
     annuity reserves                             (11,084,221)   (32,974,823)   (58,030,565)   (8,279,829)   (5,200,885)
   - Contract transfers                            (7,207,289)    80,658,840    (22,628,281)   (2,837,801)   61,602,730
                                                 ------------   ------------   ------------  ------------  ------------
                                                   (8,117,060)   118,735,034    (75,641,316)  (10,823,866)   74,610,525
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --          9,837            --            --
   - Annuity Payments                                  (2,682)        (4,874)          (800)       (8,207)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                353             17             --           306            --
                                                 ------------   ------------   ------------  ------------  ------------
                                                       (2,329)        (4,857)         9,037        (7,901)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (8,119,389)   118,730,177    (75,632,279)  (10,831,767)   74,610,525
                                                 ------------   ------------   ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (15,907,569)   105,964,111    (89,102,201)  (15,232,111)   62,424,046
                                                 ------------   ------------   ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                  $ 99,563,324   $615,076,571   $574,633,153  $ 48,108,484  $156,722,125
                                                 ============   ============   ============  ============  ============

                                                                               INVESCO V.I.  INVESCO V.I.
                                                                HUNTINGTON VA    CAPITAL        CAPITAL
                                                 HUNTINGTON VA     DIVIDEND    APPRECIATION  APPRECIATION
                                                   BALANCED        CAPTURE       SERIES I      SERIES II
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  -------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                      $     --       $     --      $3,291,006    $1,748,252
Changes From Operations:
   - Net investment income (loss)                        --             --         (21,541)      (18,722)
   - Net realized gain (loss) on investments             --             --        (160,867)      (78,129)
   - Net change in unrealized appreciation or
     depreciation on investments                         --             --         567,814       311,975
                                                   --------       --------      ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --             --         385,406       215,124
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --             --          21,793         2,340
   - Contract withdrawals and transfers to
     annuity reserves                                    --             --        (445,818)     (282,120)
   - Contract transfers                                  --             --         (79,070)          816
                                                   --------       --------      ----------    ----------
                                                         --             --        (503,095)     (278,964)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --             --              --            --
   - Annuity Payments                                    --             --          (1,109)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --          (4,631)           --
                                                   --------       --------      ----------    ----------
                                                         --             --          (5,740)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --             --        (508,835)     (278,964)
                                                   --------       --------      ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --             --        (123,429)      (63,840)
                                                   --------       --------      ----------    ----------
NET ASSETS AT DECEMBER 31, 2010                          --             --       3,167,577     1,684,412
Changes From Operations:
   - Net investment income (loss)                     3,902         10,317         (36,914)      (24,376)
   - Net realized gain (loss) on investments         (1,337)           436         (55,948)      (24,631)
   - Net change in unrealized appreciation or
     depreciation on investments                     (8,993)           641        (157,836)      (82,755)
                                                   --------       --------      ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (6,428)        11,394        (250,698)     (131,762)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             920,658        358,923           8,994           641
   - Contract withdrawals and transfers to
     annuity reserves                                (6,892)        (1,989)       (411,548)     (208,327)
   - Contract transfers                              32,251        (50,388)        (62,631)     (125,377)
                                                   --------       --------      ----------    ----------
                                                    946,017        306,546        (465,185)     (333,063)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --             --              --            --
   - Annuity Payments                                    --             --          (1,160)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --              --            --
                                                   --------       --------      ----------    ----------
                                                         --             --          (1,160)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           946,017        306,546        (466,345)     (333,063)
                                                   --------       --------      ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             939,589        317,940        (717,043)     (464,825)
                                                   --------       --------      ----------    ----------
NET ASSETS AT DECEMBER 31, 2011                    $939,589       $317,940      $2,450,534    $1,219,587
                                                   ========       ========      ==========    ==========

See accompanying notes.

                                                                             INVESCO V.I.    INVESCO V.I.
                                                 INVESCO V.I.  INVESCO V.I.  INTERNATIONAL  INTERNATIONAL
                                                  CORE EQUITY  CORE EQUITY      GROWTH          GROWTH
                                                   SERIES I     SERIES II      SERIES I       SERIES II
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                 ------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $11,940,692    $3,868,376    $ 4,428,359    $3,784,526
Changes From Operations:
   - Net investment income (loss)                    (57,990)      (28,331)        27,608         7,411
   - Net realized gain (loss) on investments          13,297         5,377        286,147       168,046
   - Net change in unrealized appreciation or
     depreciation on investments                     830,740       288,324         53,062       160,538
                                                 -----------    ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   786,047       265,370        366,817       335,995
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               53,297        37,556          1,082        74,822
   - Contract withdrawals and transfers to
     annuity reserves                             (1,697,877)     (393,448)      (717,195)     (447,022)
   - Contract transfers                             (434,606)       31,213       (238,190)     (335,974)
                                                 -----------    ----------    -----------    ----------
                                                  (2,079,186)     (324,679)      (954,303)     (708,174)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --            --             --            --
   - Annuity Payments                                 (1,033)           --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               259            --             --            --
                                                 -----------    ----------    -----------    ----------
                                                        (774)           --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (2,079,960)     (324,679)      (954,303)     (708,174)
                                                 -----------    ----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,293,913)      (59,309)      (587,486)     (372,179)
                                                 -----------    ----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                   10,646,779     3,809,067      3,840,873     3,412,347
Changes From Operations:
   - Net investment income (loss)                    (54,798)      (27,047)         3,934       (11,691)
   - Net realized gain (loss) on investments         194,507       109,790        273,313       176,075
   - Net change in unrealized appreciation or
     depreciation on investments                    (238,416)     (114,367)      (569,709)     (410,566)
                                                 -----------    ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (98,707)      (31,624)      (292,462)     (246,182)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               60,224        20,458          5,852        17,783
   - Contract withdrawals and transfers to
     annuity reserves                             (1,414,335)     (461,463)      (532,477)     (489,111)
   - Contract transfers                             (303,058)     (383,968)      (220,338)     (117,511)
                                                 -----------    ----------    -----------    ----------
                                                  (1,657,169)     (824,973)      (746,963)     (588,839)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --            --             --            --
   - Annuity Payments                                 (1,109)           --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               327            --             --            --
                                                 -----------    ----------    -----------    ----------
                                                        (782)           --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (1,657,951)     (824,973)      (746,963)     (588,839)
                                                 -----------    ----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,756,658)     (856,597)    (1,039,425)     (835,021)
                                                 -----------    ----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                  $ 8,890,121    $2,952,470    $ 2,801,448    $2,577,326
                                                 ===========    ==========    ===========    ==========

                                                     JANUS          JANUS          JANUS       LVIP AMERICAN     LVIP AMERICAN
                                                  ASPEN SERIES   ASPEN SERIES   ASPEN SERIES       GLOBAL         GLOBAL SMALL
                                                    BALANCED      ENTERPRISE     WORLDWIDE         GROWTH        CAPITALIZATION
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS II  SERVICE CLASS II
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                 -------------  -------------  -------------  ----------------  ----------------
NET ASSETS AT JANUARY 1, 2010                     $26,594,635    $ 8,235,735    $1,885,015      $        --       $        --
Changes From Operations:
   - Net investment income (loss)                     224,724       (124,664)      (19,090)          (2,060)           (2,740)
   - Net realized gain (loss) on investments          739,257        298,107        (2,907)              16               103
   - Net change in unrealized appreciation or
     depreciation on investments                      536,025      1,455,720       247,572           51,812            53,319
                                                  -----------    -----------    ----------      -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,500,006      1,629,163       225,575           49,768            50,682
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                77,417         14,796        60,359        2,357,456         2,950,078
   - Contract withdrawals and transfers to
     annuity reserves                              (4,366,319)      (822,442)     (167,891)            (652)           (2,269)
   - Contract transfers                               128,165       (871,286)     (108,655)         262,533           477,110
                                                  -----------    -----------    ----------      -----------       -----------
                                                   (4,160,737)    (1,678,932)     (216,187)       2,619,337         3,424,919
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 (183)            --            --               --                --
   - Annuity Payments                                 (27,581)            --        (1,323)              --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               (121)            --            --               --                --
                                                  -----------    -----------    ----------      -----------       -----------
                                                      (27,885)            --        (1,323)              --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,188,622)    (1,678,932)     (217,510)       2,619,337         3,424,919
                                                  -----------    -----------    ----------      -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,688,616)       (49,769)        8,065        2,669,105         3,475,601
                                                  -----------    -----------    ----------      -----------       -----------
NET ASSETS AT DECEMBER 31, 2010                    23,906,019      8,185,966     1,893,080        2,669,105         3,475,601
Changes From Operations:
   - Net investment income (loss)                     121,027       (118,002)      (17,166)        (328,918)         (212,321)
   - Net realized gain (loss) on investments        1,644,097        588,199        52,781         (135,138)         (285,829)
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,826,498)      (679,083)     (243,812)      (2,838,602)       (5,574,652)
                                                  -----------    -----------    ----------      -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (61,374)      (208,886)     (208,197)      (3,302,658)       (6,072,802)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               135,326         36,694        27,322       27,977,482        27,917,282
   - Contract withdrawals and transfers to
     annuity reserves                              (3,309,546)    (1,035,988)     (615,335)        (564,979)         (818,211)
   - Contract transfers                              (731,998)      (466,532)      (51,085)       6,244,272         9,751,983
                                                  -----------    -----------    ----------      -----------       -----------
                                                   (3,906,218)    (1,465,826)     (639,098)      33,656,775        36,851,054
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --            --               --                --
   - Annuity Payments                                 (27,285)            --          (146)              --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 71             --            --               --                --
                                                  -----------    -----------    ----------      -----------       -----------
                                                      (27,214)            --          (146)              --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (3,933,432)    (1,465,826)     (639,244)      33,656,775        36,851,054
                                                  -----------    -----------    ----------      -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,994,806)    (1,674,712)     (847,441)      30,354,117        30,778,252
                                                  -----------    -----------    ----------      -----------       -----------
NET ASSETS AT DECEMBER 31, 2011                   $19,911,213    $ 6,511,254    $1,045,639      $33,023,222       $34,253,853
                                                  ===========    ===========    ==========      ===========       ===========

                                                                                                         LVIP BARON
                                                  LVIP AMERICAN     LVIP AMERICAN     LVIP AMERICAN        GROWTH
                                                      GROWTH        GROWTH-INCOME     INTERNATIONAL    OPPORTUNITIES
                                                 SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS
                                                    SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                 ----------------  ----------------  ----------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $         --      $         --      $        --      $62,270,365
Changes From Operations:
   - Net investment income (loss)                        (9,932)           (6,947)          (4,513)      (1,160,993)
   - Net realized gain (loss) on investments              1,492               336              349          684,055
   - Net change in unrealized appreciation or
     depreciation on investments                        203,231           134,428           79,318       16,994,287
                                                   ------------      ------------      -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      194,791           127,817           75,154       16,517,349
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              12,178,719         8,480,581        5,769,976       11,616,624
   - Contract withdrawals and transfers to
     annuity reserves                                   (32,237)          (30,543)          (2,705)      (3,910,939)
   - Contract transfers                                 160,420           129,219          179,487        1,424,419
                                                   ------------      ------------      -----------      -----------
                                                     12,306,902         8,579,257        5,946,758        9,130,104
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --                --               --               --
   - Annuity Payments                                        --                --               --             (698)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   --                --               --               30
                                                   ------------      ------------      -----------      -----------
                                                             --                --               --             (668)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            12,306,902         8,579,257        5,946,758        9,129,436
                                                   ------------      ------------      -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              12,501,693         8,707,074        6,021,912       25,646,785
                                                   ------------      ------------      -----------      -----------
NET ASSETS AT DECEMBER 31, 2010                      12,501,693         8,707,074        6,021,912       87,917,150
Changes From Operations:
   - Net investment income (loss)                    (1,296,500)         (916,162)        (654,226)      (1,616,556)
   - Net realized gain (loss) on investments           (434,250)         (351,302)        (504,857)       5,784,600
   - Net change in unrealized appreciation or
     depreciation on investments                     (6,913,845)       (1,744,897)      (7,812,923)      (2,743,978)
                                                   ------------      ------------      -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (8,644,595)       (3,012,361)      (8,972,006)       1,424,066
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             108,409,651        79,895,027       59,847,717       16,841,703
   - Contract withdrawals and transfers to
     annuity reserves                                (2,355,819)       (2,068,335)      (1,588,747)      (6,143,475)
   - Contract transfers                              23,394,115        16,774,456       16,622,971         (583,196)
                                                   ------------      ------------      -----------      -----------
                                                    129,447,947        94,601,148       74,881,941       10,115,032
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --                --               --               --
   - Annuity Payments                                        --                --               --             (822)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   --                --               --               34
                                                   ------------      ------------      -----------      -----------
                                                             --                --               --             (788)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           129,447,947        94,601,148       74,881,941       10,114,244
                                                   ------------      ------------      -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             120,803,352        91,588,787       65,909,935       11,538,310
                                                   ------------      ------------      -----------      -----------
NET ASSETS AT DECEMBER 31, 2011                    $133,305,045      $100,295,861      $71,931,847      $99,455,460
                                                   ============      ============      ===========      ===========

See accompanying notes.

                                                 LVIP BLACKROCK                 LVIP COHEN &   LVIP COLUMBIA
                                                    INFLATION    LVIP CAPITAL   STEERS GLOBAL      VALUE
                                                 PROTECTED BOND     GROWTH       REAL ESTATE   OPPORTUNITIES
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 --------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $         --   $ 57,764,897    $55,042,103    $ 7,453,659
Changes From Operations:
   - Net investment income (loss)                       17,038       (918,338)      (998,805)      (167,847)
   - Net realized gain (loss) on investments           (12,754)     1,250,799        209,305        354,019
   - Net change in unrealized appreciation or
     depreciation on investments                       (39,395)    20,834,744     10,117,278      2,091,958
                                                  ------------   ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (35,111)    21,167,205      9,327,778      2,278,130
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              7,298,951     20,474,073      8,838,094      3,528,178
   - Contract withdrawals and transfers to
     annuity reserves                                  (25,504)    (3,859,899)    (3,794,157)      (535,794)
   - Contract transfers                              6,897,461     49,088,745      3,207,061      2,504,071
                                                  ------------   ------------    -----------    -----------
                                                    14,170,908     65,702,919      8,250,998      5,496,455
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --         25,405             --
   - Annuity Payments                                       --             --           (221)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --
                                                  ------------   ------------    -----------    -----------
                                                            --             --         25,184             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           14,170,908     65,702,919      8,276,182      5,496,455
                                                  ------------   ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             14,135,797     86,870,124     17,603,960      7,774,585
                                                  ------------   ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                     14,135,797    144,635,021     72,646,063     15,228,244
Changes From Operations:
   - Net investment income (loss)                    1,669,731     (1,746,566)    (1,316,578)      (341,256)
   - Net realized gain (loss) on investments         2,779,448      2,882,847      1,377,282        623,865
   - Net change in unrealized appreciation or
     depreciation on investments                     5,944,686    (22,197,369)    (8,699,517)    (1,268,308)
                                                  ------------   ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  10,393,865    (21,061,088)    (8,638,813)      (985,699)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            103,349,254     25,017,153     12,233,103      6,092,852
   - Contract withdrawals and transfers to
     annuity reserves                              (11,623,740)    (8,008,908)    (5,106,436)    (1,161,110)
   - Contract transfers                            112,696,954     57,750,874      8,645,618      4,706,131
                                                  ------------   ------------    -----------    -----------
                                                   204,422,468     74,759,119     15,772,285      9,637,873
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --
   - Annuity Payments                                       --             --         (2,560)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --            (12)            --
                                                  ------------   ------------    -----------    -----------
                                                            --             --         (2,572)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          204,422,468     74,759,119     15,769,713      9,637,873
                                                  ------------   ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            214,816,333     53,698,031      7,130,900      8,652,174
                                                  ------------   ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $228,952,130   $198,333,052    $79,776,963    $23,880,418
                                                  ============   ============    ===========    ===========

                                                                                                 LVIP DELAWARE  LVIP DELAWARE
                                                                                 LVIP DELAWARE    FOUNDATION      FOUNDATION
                                                  LVIP DELAWARE   LVIP DELAWARE   DIVERSIFIED     AGGRESSIVE      AGGRESSIVE
                                                      BOND             BOND      FLOATING RATE    ALLOCATION      ALLOCATION
                                                 STANDARD CLASS   SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT       SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  --------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $223,876,924   $  987,925,269  $         --    $14,893,081     $35,537,545
Changes From Operations:
   - Net investment income (loss)                    3,619,086       25,818,017        (1,098)       113,527         182,836
   - Net realized gain (loss) on investments         8,923,444       35,884,174          (476)      (381,885)     (2,313,836)
   - Net change in unrealized appreciation or
     depreciation on investments                     2,042,619        9,774,838        (1,255)     1,524,027       4,748,629
                                                  ------------   --------------  ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  14,585,149       71,477,029        (2,829)     1,255,669       2,617,629
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,210,510      230,573,002     5,273,216         13,911         245,926
   - Contract withdrawals and transfers to
     annuity reserves                              (34,210,000)     (87,706,707)      (53,170)    (1,905,421)     (5,839,573)
   - Contract transfers                             (2,447,666)     294,574,132     7,101,616     (1,236,639)     (2,893,575)
                                                  ------------   --------------  ------------    -----------     -----------
                                                   (35,447,156)     437,440,427    12,321,662     (3,128,149)     (8,487,222)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 4,765          545,109            --             --              --
   - Annuity Payments                                  (73,242)         (35,648)           --         (3,142)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              (7,471)           6,463            --             14              --
                                                  ------------   --------------  ------------    -----------     -----------
                                                       (75,948)         515,924            --         (3,128)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (35,523,104)     437,956,351    12,321,662     (3,131,277)     (8,487,222)
                                                  ------------   --------------  ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (20,937,955)     509,433,380    12,318,833     (1,875,608)     (5,869,593)
                                                  ------------   --------------  ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                    202,938,969    1,497,358,649    12,318,833     13,017,473      29,667,952
Changes From Operations:
   - Net investment income (loss)                    2,886,735       32,004,394       460,702         35,329          (3,173)
   - Net realized gain (loss) on investments         9,047,926       57,775,613      (118,692)      (138,733)       (351,780)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,004,659)       7,810,520    (3,270,549)      (282,332)       (640,270)
                                                  ------------   --------------  ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  10,930,002       97,590,527    (2,928,539)      (385,736)       (995,223)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,183,712      283,094,883    64,523,702         14,458         254,295
   - Contract withdrawals and transfers to
     annuity reserves                              (39,934,745)    (124,052,322)   (6,098,828)    (1,182,742)     (3,011,643)
   - Contract transfers                             (1,035,816)     163,333,880    61,365,301     (1,071,895)     (2,809,272)
                                                  ------------   --------------  ------------    -----------     -----------
                                                   (39,786,849)     322,376,441   119,790,175     (2,240,179)     (5,566,620)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                54,753               --            --             --              --
   - Annuity Payments                                  (50,494)         (75,660)           --         (2,916)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               3,275            6,389            --             64              --
                                                  ------------   --------------  ------------    -----------     -----------
                                                         7,534          (69,271)           --         (2,852)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (39,779,315)     322,307,170   119,790,175     (2,243,031)     (5,566,620)
                                                  ------------   --------------  ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (28,849,313)     419,897,697   116,861,636     (2,628,767)     (6,561,843)
                                                  ------------   --------------  ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                   $174,089,656   $1,917,256,346  $129,180,469    $10,388,706     $23,106,109
                                                  ============   ==============  ============    ===========     ===========

                                                 LVIP DELAWARE   LVIP DELAWARE  LVIP DELAWARE  LVIP DELAWARE
                                                    GROWTH          SOCIAL          SOCIAL        SPECIAL
                                                  AND INCOME       AWARENESS      AWARENESS    OPPORTUNITIES
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                 -------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $29,147,328    $13,335,713     $49,637,690    $11,479,826
Changes From Operations:
   - Net investment income (loss)                    (298,707)      (127,618)       (634,881)      (188,259)
   - Net realized gain (loss) on investments         (606,165)       110,310        (176,838)       469,441
   - Net change in unrealized appreciation or
     depreciation on investments                    4,279,139      1,142,632       5,092,461      4,291,530
                                                  -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,374,267      1,125,324       4,280,742      4,572,712
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,034,231        110,482       2,744,436      4,383,280
   - Contract withdrawals and transfers to
     annuity reserves                              (1,856,497)    (1,614,907)     (5,268,521)    (1,087,787)
   - Contract transfers                             1,822,010       (545,071)     (2,159,218)     7,872,316
                                                  -----------    -----------     -----------    -----------
                                                    2,999,744     (2,049,496)     (4,683,303)    11,167,809
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --              --             --
   - Annuity Payments                                      --         (5,410)         (3,195)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              1           1,554             --
                                                  -----------    -----------     -----------    -----------
                                                           --         (5,409)         (1,641)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,999,744     (2,054,905)     (4,684,944)    11,167,809
                                                  -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,374,011       (929,581)       (404,202)    15,740,521
                                                  -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                    35,521,339     12,406,132      49,233,488     27,220,347
Changes From Operations:
   - Net investment income (loss)                    (333,255)      (104,250)       (562,961)      (547,169)
   - Net realized gain (loss) on investments          520,250        431,881         966,099      3,819,345
   - Net change in unrealized appreciation or
     depreciation on investments                     (482,215)      (360,570)       (857,168)    (6,067,466)
                                                  -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (295,220)       (32,939)       (454,030)    (2,795,290)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,416,668         90,668       2,566,390      8,852,370
   - Contract withdrawals and transfers to
     annuity reserves                              (3,111,757)    (1,707,714)     (4,617,952)    (2,269,756)
   - Contract transfers                             1,483,868     (1,051,200)     (2,565,599)     7,579,883
                                                  -----------    -----------     -----------    -----------
                                                      788,779     (2,668,246)     (4,617,161)    14,162,497
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --         27,376              --             --
   - Annuity Payments                                      --         (2,798)         (3,412)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             (3)          1,477             --
                                                  -----------    -----------     -----------    -----------
                                                           --         24,575          (1,935)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             788,779     (2,643,671)     (4,619,096)    14,162,497
                                                  -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               493,559     (2,676,610)     (5,073,126)    11,367,207
                                                  -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $36,014,898    $ 9,729,522     $44,160,362    $38,587,554
                                                  ===========    ===========     ===========    ===========

See accompanying notes.

                                                       LVIP             LVIP            LVIP            LVIP
                                                   DIMENSIONAL      DIMENSIONAL      DIMENSIONAL    DIMENSIONAL
                                                 NON-U.S. EQUITY  NON-U.S. EQUITY    U.S. EQUITY    U.S. EQUITY
                                                  STANDARD CLASS   SERVICE CLASS   STANDARD CLASS  SERVICE CLASS
                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 ---------------  ---------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                        $    --       $        --        $    --       $        --
Changes From Operations:
   - Net investment income (loss)                         --                --             --                --
   - Net realized gain (loss) on investments              --                --             --                --
   - Net change in unrealized appreciation or
     depreciation on investments                          --                --             --                --
                                                     -------       -----------        -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --                --             --                --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --                --             --                --
   - Contract withdrawals and transfers to
     annuity reserves                                     --                --             --                --
   - Contract transfers                                   --                --             --                --
                                                     -------       -----------        -------       -----------
                                                          --                --             --                --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --                --             --                --
   - Annuity Payments                                     --                --             --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --                --             --                --
                                                     -------       -----------        -------       -----------
                                                          --                --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --                --             --                --
                                                     -------       -----------        -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --                --             --                --
                                                     -------       -----------        -------       -----------
NET ASSETS AT DECEMBER 31, 2010                           --                --             --                --
Changes From Operations:
   - Net investment income (loss)                        (53)          (58,696)           (40)         (115,264)
   - Net realized gain (loss) on investments              (2)          (57,050)            --            (1,518)
   - Net change in unrealized appreciation or
     depreciation on investments                        (379)         (708,007)           410           888,435
                                                     -------       -----------        -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (434)         (823,753)           370           771,653
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               95,130         4,908,039         83,370         6,773,198
   - Contract withdrawals and transfers to
     annuity reserves                                     --          (141,772)            --          (232,243)
   - Contract transfers                                   --        10,097,599             --        16,950,101
                                                     -------       -----------        -------       -----------
                                                      95,130        14,863,866         83,370        23,491,056
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --                --             --                --
   - Annuity Payments                                     --                --             --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --                --             --                --
                                                     -------       -----------        -------       -----------
                                                          --                --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             95,130        14,863,866         83,370        23,491,056
                                                     -------       -----------        -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               94,696        14,040,113         83,740        24,262,709
                                                     -------       -----------        -------       -----------
NET ASSETS AT DECEMBER 31, 2011                      $94,696       $14,040,113        $83,740       $24,262,709
                                                     =======       ===========        =======       ===========

                                                      LVIP            LVIP
                                                  DIMENSIONAL/    DIMENSIONAL/                   LVIP JANUS      LVIP JANUS
                                                    VANGUARD        VANGUARD     LVIP GLOBAL      CAPITAL         CAPITAL
                                                   TOTAL BOND      TOTAL BOND      INCOME       APPRECIATION    APPRECIATION
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $    --       $        --   $  57,213,255    $2,833,177    $  54,781,676
Changes From Operations:
   - Net investment income (loss)                        --                --       2,405,299       (26,866)        (675,297)
   - Net realized gain (loss) on investments             --                --         418,311        55,238        1,042,747
   - Net change in unrealized appreciation or
     depreciation on investments                         --                --       7,243,392       225,613        4,789,714
                                                    -------       -----------   -------------    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --                --      10,067,002       253,985        5,157,164
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --                --      82,617,349         2,871        5,530,451
   - Contract withdrawals and transfers to
     annuity reserves                                    --                --      (6,219,837)     (280,718)      (4,026,861)
   - Contract transfers                                  --                --      92,148,528        16,170        2,216,426
                                                    -------       -----------   -------------    ----------    -------------
                                                         --                --     168,546,040      (261,677)       3,720,016
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --                --          85,639            --               --
   - Annuity Payments                                    --                --          (6,895)           --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                --             (26)           --               --
                                                    -------       -----------   -------------    ----------    -------------
                                                         --                --          78,718            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --                --     168,624,758      (261,677)       3,720,016
                                                    -------       -----------   -------------    ----------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --                --     178,691,760        (7,692)       8,877,180
                                                    -------       -----------   -------------    ----------    -------------
NET ASSETS AT DECEMBER 31, 2010                          --                --     235,905,015     2,825,485       63,658,856
Changes From Operations:
   - Net investment income (loss)                       (59)         (164,701)      9,697,527       (36,177)        (959,093)
   - Net realized gain (loss) on investments             --            44,421       2,313,169       109,006        3,919,101
   - Net change in unrealized appreciation or
     depreciation on investments                        415           551,518     (17,826,473)     (233,426)      (6,434,322)
                                                    -------       -----------   -------------    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      356           431,238      (5,815,777)     (160,597)      (3,474,314)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              92,040        22,841,358     114,776,439        33,019        5,088,640
   - Contract withdrawals and transfers to
     annuity reserves                                    --          (697,425)    (15,840,348)     (377,965)      (4,299,040)
   - Contract transfers                                  --        27,617,439      64,708,588      (207,406)     (12,362,209)
                                                    -------       -----------   -------------    ----------    -------------
                                                     92,040        49,761,372     163,644,679      (552,352)     (11,572,609)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --                --          12,326            --               --
   - Annuity Payments                                    --                --         (10,742)           --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                --               7            --               --
                                                    -------       -----------   -------------    ----------    -------------
                                                         --                --           1,591            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            92,040        49,761,372     163,646,270      (552,352)     (11,572,609)
                                                    -------       -----------   -------------    ----------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              92,396        50,192,610     157,830,493      (712,949)     (15,046,923)
                                                    -------       -----------   -------------    ----------    -------------
NET ASSETS AT DECEMBER 31, 2011                     $92,396       $50,192,610   $ 393,735,508    $2,112,536    $  48,611,933
                                                    =======       ===========   =============    ==========    =============

                                                     LVIP          LVIP MFS
                                                   JPMORGAN     INTERNATIONAL    LVIP MFS      LVIP MID-CAP
                                                  HIGH YIELD        GROWTH         VALUE          VALUE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $        --   $ 53,643,846   $ 231,005,259   $23,145,869
Changes From Operations:
   - Net investment income (loss)                       9,842       (538,824)        (43,589)     (505,956)
   - Net realized gain (loss) on investments             (307)    (1,943,122)      1,639,969       770,285
   - Net change in unrealized appreciation or
     depreciation on investments                       11,475     11,063,933      34,241,562     6,645,132
                                                  -----------   ------------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     21,010      8,581,987      35,837,942     6,909,461
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,885,848     17,310,888      54,296,153     6,815,254
   - Contract withdrawals and transfers to
     annuity reserves                                  (3,248)    (3,190,046)    (14,420,539)   (1,387,767)
   - Contract transfers                             1,343,352     20,537,816     102,617,244     5,257,375
                                                  -----------   ------------   -------------   -----------
                                                    3,225,952     34,658,658     142,492,858    10,684,862
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --         12,447         445,059        60,063
   - Annuity Payments                                      --           (639)         (9,751)        1,063
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --            128            (190)          (33)
                                                  -----------   ------------   -------------   -----------
                                                           --         11,936         435,118        61,093
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,225,952     34,670,594     142,927,976    10,745,955
                                                  -----------   ------------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,246,962     43,252,581     178,765,918    17,655,416
                                                  -----------   ------------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2010                     3,246,962     96,896,427     409,771,177    40,801,285
Changes From Operations:
   - Net investment income (loss)                   2,394,649      1,715,307         566,023      (688,717)
   - Net realized gain (loss) on investments         (140,397)       373,122       6,471,553     2,259,757
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,896,851)   (15,784,683)    (14,777,853)   (6,213,444)
                                                  -----------   ------------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    357,401    (13,696,254)     (7,740,277)   (4,642,404)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            21,055,257     18,243,907      74,760,572     9,254,377
   - Contract withdrawals and transfers to
     annuity reserves                              (2,722,314)    (5,500,725)    (24,016,927)   (2,490,661)
   - Contract transfers                            53,385,352     17,914,124      99,078,034     1,447,764
                                                  -----------   ------------   -------------   -----------
                                                   71,718,295     30,657,306     149,821,679     8,211,480
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               10,056             --              --            --
   - Annuity Payments                                    (999)          (832)        (36,830)       (4,748)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             11              (5)            6
                                                  -----------   ------------   -------------   -----------
                                                        9,057           (821)        (36,835)       (4,742)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          71,727,352     30,656,485     149,784,844     8,206,738
                                                  -----------   ------------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            72,084,753     16,960,231     142,044,567     3,564,334
                                                  -----------   ------------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2011                   $75,331,715   $113,856,658   $ 551,815,744   $44,365,619
                                                  ===========   ============   =============   ===========

See accompanying notes.

                                                  LVIP MONDRIAN  LVIP MONDRIAN
                                                  INTERNATIONAL  INTERNATIONAL    LVIP MONEY      LVIP MONEY
                                                      VALUE          VALUE          MARKET          MARKET
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $26,747,196    $111,025,754    $104,203,478   $ 425,778,435
Changes From Operations:
   - Net investment income (loss)                     351,148       1,617,760      (1,304,861)     (6,814,534)
   - Net realized gain (loss) on investments         (555,767)     (2,631,287)            333           1,747
   - Net change in unrealized appreciation or
     depreciation on investments                      146,322       1,755,432              (8)            (21)
                                                  -----------    ------------    ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (58,297)        741,905      (1,304,536)     (6,812,808)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                87,152       8,154,730         995,369      72,865,055
   - Contract withdrawals and transfers to
     annuity reserves                              (3,607,892)     (9,350,671)    (51,703,222)   (106,324,179)
   - Contract transfers                              (725,515)        890,980      14,574,373     (42,536,366)
                                                  -----------    ------------    ------------   -------------
                                                   (4,246,255)       (304,961)    (36,133,480)    (75,995,490)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --          13,116          33,873
   - Annuity Payments                                  (6,427)         (4,725)        (93,016)        (40,367)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                            (12,413)          1,638             113           3,158
                                                  -----------    ------------    ------------   -------------
                                                      (18,840)         (3,087)        (79,787)         (3,336)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,265,095)       (308,048)    (36,213,267)    (75,998,826)
                                                  -----------    ------------    ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (4,323,392)        433,857     (37,517,803)    (82,811,634)
                                                  -----------    ------------    ------------   -------------
NET ASSETS AT DECEMBER 31, 2010                    22,423,804     111,459,611      66,685,675     342,966,801
Changes From Operations:
   - Net investment income (loss)                     235,799       1,343,379        (992,995)     (6,058,742)
   - Net realized gain (loss) on investments         (199,084)     (1,104,881)             80             533
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,028,130)     (6,616,290)             (3)             (7)
                                                  -----------    ------------    ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (991,415)     (6,377,792)       (992,918)     (6,058,216)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               112,003       9,588,312         875,212      61,430,304
   - Contract withdrawals and transfers to
     annuity reserves                              (3,569,112)    (10,164,643)    (50,031,791)   (222,593,306)
   - Contract transfers                              (872,955)     (1,703,558)     44,492,985     182,322,287
                                                  -----------    ------------    ------------   -------------
                                                   (4,330,064)     (2,279,889)     (4,663,594)     21,159,285
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               21,901              --          10,951              --
   - Annuity Payments                                  (3,185)         (4,072)        (47,191)        (35,563)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 (2)          1,439             118           2,981
                                                  -----------    ------------    ------------   -------------
                                                       18,714          (2,633)        (36,122)        (32,582)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,311,350)     (2,282,522)     (4,699,716)     21,126,703
                                                  -----------    ------------    ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (5,302,765)     (8,660,314)     (5,692,634)     15,068,487
                                                  -----------    ------------    ------------   -------------
NET ASSETS AT DECEMBER 31, 2011                   $17,121,039    $102,799,297    $ 60,993,041   $ 358,035,288
                                                  ===========    ============    ============   =============

                                                                                                                  LVIP
                                                      LVIP           LVIP           LVIP           LVIP        PROTECTED
                                                   PROTECTED      PROTECTED      PROTECTED      PROTECTED       PROFILE
                                                  PROFILE 2010   PROFILE 2020   PROFILE 2030   PROFILE 2040   CONSERVATIVE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 9,115,520    $15,652,752    $10,817,678    $5,177,281    $309,685,249
Changes From Operations:
   - Net investment income (loss)                     (75,180)      (159,199)      (123,078)      (61,852)      6,390,633
   - Net realized gain (loss) on investments          276,093        262,621        389,107        96,023       6,577,060
   - Net change in unrealized appreciation or
     depreciation on investments                      584,723      1,537,479        690,289       573,553      15,747,029
                                                  -----------    -----------    -----------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    785,636      1,640,901        956,318       607,724      28,714,722
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                28,858        312,814         86,453       313,650      62,532,612
   - Contract withdrawals and transfers to
     annuity reserves                                (788,947)    (1,227,611)    (1,411,566)     (183,155)    (37,799,172)
   - Contract transfers                              (541,769)     1,794,626        184,880       377,612      16,284,541
                                                  -----------    -----------    -----------    ----------    ------------
                                                   (1,301,858)       879,829     (1,140,233)      508,107      41,017,981
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --            --              --
   - Annuity Payments                                      --             --             --            --        (743,624)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --            --              --
                                                  -----------    -----------    -----------    ----------    ------------
                                                           --             --             --            --        (743,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,301,858)       879,829     (1,140,233)      508,107      40,274,357
                                                  -----------    -----------    -----------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (516,222)     2,520,730       (183,915)    1,115,831      68,989,079
                                                  -----------    -----------    -----------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2010                     8,599,298     18,173,482     10,633,763     6,293,112     378,674,328
Changes From Operations:
   - Net investment income (loss)                     (79,972)      (158,220)      (116,043)      (68,617)        319,918
   - Net realized gain (loss) on investments          364,891        433,508        470,478       190,417       9,084,870
   - Net change in unrealized appreciation or
     depreciation on investments                     (340,614)      (562,311)      (580,438)     (349,307)     (2,592,841)
                                                  -----------    -----------    -----------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (55,695)      (287,023)      (226,003)     (227,507)      6,811,947
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                10,025        281,232        103,722       249,553      53,173,268
   - Contract withdrawals and transfers to
     annuity reserves                              (1,587,288)      (938,371)      (703,988)     (179,395)    (44,147,442)
   - Contract transfers                               892,648       (547,852)       219,449      (472,711)     23,171,800
                                                  -----------    -----------    -----------    ----------    ------------
                                                     (684,615)    (1,204,991)      (380,817)     (402,553)     32,197,626
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --            --              --
   - Annuity Payments                                      --             --             --            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --            --              --
                                                  -----------    -----------    -----------    ----------    ------------
                                                           --             --             --            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (684,615)    (1,204,991)      (380,817)     (402,553)     32,197,626
                                                  -----------    -----------    -----------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (740,310)    (1,492,014)      (606,820)     (630,060)     39,009,573
                                                  -----------    -----------    -----------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $ 7,858,988    $16,681,468    $10,026,943    $5,663,052    $417,683,901
                                                  ===========    ===========    ===========    ==========    ============

                                                                       LVIP                       LVIP SSgA
                                                      LVIP          PROTECTED                    CONSERVATIVE
                                                   PROTECTED         PROFILE       LVIP SSgA        INDEX
                                                 PROFILE GROWTH      MODERATE      BOND INDEX     ALLOCATION
                                                 SERVICE CLASS    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 --------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $543,175,797   $  890,296,676  $491,682,947    $        --
Changes From Operations:
   - Net investment income (loss)                    5,425,579        9,998,737     2,689,737         (1,716)
   - Net realized gain (loss) on investments        (6,046,983)        (191,090)    3,713,732            198
   - Net change in unrealized appreciation or
     depreciation on investments                    60,367,344       82,172,467    14,201,350         16,984
                                                  ------------   --------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  59,745,940       91,980,114    20,604,819         15,466
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             68,805,400      137,246,315   237,593,691      1,993,980
   - Contract withdrawals and transfers to
     annuity reserves                              (41,769,851)     (74,602,831)  (38,670,764)          (874)
   - Contract transfers                             19,829,616       33,390,640   237,564,355        935,738
                                                  ------------   --------------  ------------    -----------
                                                    46,865,165       96,034,124   436,487,282      2,928,844
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 9,009           26,098            --             --
   - Annuity Payments                                  (31,038)         (52,010)           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              (1,483)             912            --             --
                                                  ------------   --------------  ------------    -----------
                                                       (23,512)         (25,000)           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           46,841,653       96,009,124   436,487,282      2,928,844
                                                  ------------   --------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            106,587,593      187,989,238   457,092,101      2,944,310
                                                  ------------   --------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                    649,763,390    1,078,285,914   948,775,048      2,944,310
Changes From Operations:
   - Net investment income (loss)                      406,554       (2,002,753)   10,519,319       (235,552)
   - Net realized gain (loss) on investments         1,515,003       10,729,140    12,398,588          8,412
   - Net change in unrealized appreciation or
     depreciation on investments                   (17,589,904)     (20,085,743)   28,757,125        139,610
                                                  ------------   --------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (15,668,347)     (11,359,356)   51,675,032        (87,530)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            120,979,483      165,750,552    34,358,906     17,799,756
   - Contract withdrawals and transfers to
     annuity reserves                              (51,170,270)    (112,712,990)  (68,435,804)      (983,185)
   - Contract transfers                             29,696,698       51,410,193   (13,657,984)    12,341,307
                                                  ------------   --------------  ------------    -----------
                                                    99,505,911      104,447,755   (47,734,882)    29,157,878
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --               --            --             --
   - Annuity Payments                                 (220,764)         (19,105)           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                             (30,149)           1,064            --             --
                                                  ------------   --------------  ------------    -----------
                                                      (250,913)         (18,041)           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           99,254,998      104,429,714   (47,734,882)    29,157,878
                                                  ------------   --------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             83,586,651       93,070,358     3,940,150     29,070,348
                                                  ------------   --------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $733,350,041   $1,171,356,272  $952,715,198    $32,014,658
                                                  ============   ==============  ============    ===========

See accompanying notes.

                                                   LVIP SSgA
                                                 CONSERVATIVE       LVIP SSgA        LVIP SSgA       LVIP SSgA
                                                  STRUCTURED        DEVELOPED         EMERGING        EMERGING
                                                  ALLOCATION    INTERNATIONAL 150   MARKETS 100     MARKETS 100
                                                 SERVICE CLASS    SERVICE CLASS    STANDARD CLASS  SERVICE CLASS
                                                  SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                 -------------  -----------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $         --     $ 68,094,266        $    --      $ 82,652,795
Changes From Operations:
   - Net investment income (loss)                      (7,299)        (490,811)            --          (715,311)
   - Net realized gain (loss) on investments              124        1,526,279             --         6,136,390
   - Net change in unrealized appreciation or
     depreciation on investments                       74,302        8,038,660             --        24,622,099
                                                 ------------     ------------        -------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     67,127        9,074,128             --        30,043,178
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             8,918,672       34,957,496             --        34,875,760
   - Contract withdrawals and transfers to
     annuity reserves                                 (23,451)      (4,971,227)            --        (7,018,054)
   - Contract transfers                             1,632,502       31,138,448             --        27,876,630
                                                 ------------     ------------        -------      ------------
                                                   10,527,723       61,124,717             --        55,734,336
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --               --             --            24,025
   - Annuity Payments                                      --               --             --              (610)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --               --             --               (12)
                                                 ------------     ------------        -------      ------------
                                                           --               --             --            23,403
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          10,527,723       61,124,717             --        55,757,739
                                                 ------------     ------------        -------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            10,594,850       70,198,845             --        85,800,917
                                                 ------------     ------------        -------      ------------
NET ASSETS AT DECEMBER 31, 2010                    10,594,850      138,293,111             --       168,453,712
Changes From Operations:
   - Net investment income (loss)                  (1,202,369)         803,935            (17)        1,102,006
   - Net realized gain (loss) on investments           61,011        2,874,581             (1)       21,257,335
   - Net change in unrealized appreciation or
     depreciation on investments                      925,497      (23,168,217)          (596)      (50,496,450)
                                                 ------------     ------------        -------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (215,861)     (19,489,701)          (614)      (28,137,109)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            90,779,024        4,720,562         14,701        13,217,882
   - Contract withdrawals and transfers to
     annuity reserves                              (3,261,125)      (8,427,426)            --       (11,343,105)
   - Contract transfers                            45,644,188       15,029,824             --        13,790,558
                                                 ------------     ------------        -------      ------------
                                                  133,162,087       11,322,960         14,701        15,665,335
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --               --             --                --
   - Annuity Payments                                      --               --             --            (1,804)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --               --             --                 2
                                                 ------------     ------------        -------      ------------
                                                           --               --             --            (1,802)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         133,162,087       11,322,960         14,701        15,663,533
                                                 ------------     ------------        -------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           132,946,226       (8,166,741)        14,087       (12,473,576)
                                                 ------------     ------------        -------      ------------
NET ASSETS AT DECEMBER 31, 2011                  $143,541,076     $130,126,370        $14,087      $155,980,136
                                                 ============     ============        =======      ============

                                                                                                                  LVIP SSgA
                                                    LVIP SSgA       LVIP SSgA                     LVIP SSgA       MODERATE
                                                 GLOBAL TACTICAL  INTERNATIONAL    LVIP SSgA    MODERATE INDEX   STRUCTURED
                                                    ALLOCATION        INDEX      LARGE CAP 100    ALLOCATION     ALLOCATION
                                                  SERVICE CLASS   SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   SERVICE CLASS
                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 ---------------  -------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 54,613,994    $ 94,717,158   $141,798,422    $        --    $         --
Changes From Operations:
   - Net investment income (loss)                     (450,386)       (304,757)    (1,076,571)        (3,272)        (22,507)
   - Net realized gain (loss) on investments        (2,071,293)      1,545,817      5,865,615             19           1,465
   - Net change in unrealized appreciation or
     depreciation on investments                     6,291,080      11,906,422     30,666,851         48,766         277,191
                                                  ------------    ------------   ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,769,401      13,147,482     35,455,895         45,513         256,149
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              8,842,163      53,322,384     68,846,694      3,195,965      25,506,025
   - Contract withdrawals and transfers to
     annuity reserves                               (3,845,612)     (7,268,652)   (12,248,440)        (2,608)        (26,596)
   - Contract transfers                                617,106      44,705,422     55,402,184        881,535       2,821,498
                                                  ------------    ------------   ------------    -----------    ------------
                                                     5,613,657      90,759,154    112,000,438      4,074,892      28,300,927
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --              --             --             --              --
   - Annuity Payments                                       --              --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --              --             --             --              --
                                                  ------------    ------------   ------------    -----------    ------------
                                                            --              --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            5,613,657      90,759,154    112,000,438      4,074,892      28,300,927
                                                  ------------    ------------   ------------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              9,383,058     103,906,636    147,456,333      4,120,405      28,557,076
                                                  ------------    ------------   ------------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                     63,997,052     198,623,794    289,254,755      4,120,405      28,557,076
Changes From Operations:
   - Net investment income (loss)                     (341,821)     (1,096,819)    (1,003,652)      (602,286)     (2,921,784)
   - Net realized gain (loss) on investments        (2,944,102)      3,106,004     13,482,808       (158,711)        (11,678)
   - Net change in unrealized appreciation or
     depreciation on investments                    (2,922,772)    (30,438,210)   (10,753,276)      (596,864)     (4,288,424)
                                                  ------------    ------------   ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (6,208,695)    (28,429,025)     1,725,880     (1,357,861)     (7,221,886)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             95,861,046       7,519,852     10,563,902     48,621,664     234,387,115
   - Contract withdrawals and transfers to
     annuity reserves                               (9,222,543)    (11,042,155)   (18,553,120)    (1,337,773)     (6,737,881)
   - Contract transfers                             85,958,734      25,189,030       (839,125)    19,781,213      83,978,081
                                                  ------------    ------------   ------------    -----------    ------------
                                                   172,597,237      21,666,727     (8,828,343)    67,065,104     311,627,315
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               923,082              --             --             --          40,477
   - Annuity Payments                                 (109,433)             --             --             --          (4,023)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 215              --             --             --              --
                                                  ------------    ------------   ------------    -----------    ------------
                                                       813,864              --             --             --          36,454
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          173,411,101      21,666,727     (8,828,343)    67,065,104     311,663,769
                                                  ------------    ------------   ------------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            167,202,406      (6,762,298)    (7,102,463)    65,707,243     304,441,883
                                                  ------------    ------------   ------------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $231,199,458    $191,861,496   $282,152,292    $69,827,648    $332,998,959
                                                  ============    ============   ============    ===========    ============

                                                   LVIP SSgA      LVIP SSgA
                                                   MODERATELY     MODERATELY
                                                   AGGRESSIVE     AGGRESSIVE
                                                     INDEX        STRUCTURED      LVIP SSgA      LVIP SSgA
                                                   ALLOCATION     ALLOCATION    S&P 500 INDEX  S&P 500 INDEX
                                                 SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $        --   $         --     $1,551,468    $217,699,880
Changes From Operations:
   - Net investment income (loss)                      (2,740)       (13,715)        (6,015)     (1,750,283)
   - Net realized gain (loss) on investments               28         12,539        104,960       3,113,596
   - Net change in unrealized appreciation or
     depreciation on investments                       36,745        218,707        135,215      43,759,940
                                                  -----------   ------------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     34,033        217,531        234,160      45,123,253
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,379,516     15,021,619          1,698      97,121,325
   - Contract withdrawals and transfers to
     annuity reserves                                  (3,259)       (42,615)      (413,670)    (18,938,137)
   - Contract transfers                               437,612        880,616        639,099      77,904,247
                                                  -----------   ------------     ----------    ------------
                                                    5,813,869     15,859,620        227,127     156,087,435
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --              --
   - Annuity Payments                                      --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --              --
                                                  -----------   ------------     ----------    ------------
                                                           --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           5,813,869     15,859,620        227,127     156,087,435
                                                  -----------   ------------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             5,847,902     16,077,151        461,287     201,210,688
                                                  -----------   ------------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2010                     5,847,902     16,077,151      2,012,755     418,910,568
Changes From Operations:
   - Net investment income (loss)                    (660,775)    (2,085,744)       (12,393)     (4,353,527)
   - Net realized gain (loss) on investments         (182,633)      (390,059)       119,002      13,942,610
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,619,999)    (6,726,012)      (100,731)     (8,757,497)
                                                  -----------   ------------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,463,407)    (9,201,815)         5,878         831,586
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            57,995,739    177,538,678          5,489      18,594,423
   - Contract withdrawals and transfers to
     annuity reserves                                (976,744)    (3,851,803)      (285,020)    (25,086,879)
   - Contract transfers                            14,777,315     56,786,695        157,961       7,922,609
                                                  -----------   ------------     ----------    ------------
                                                   71,796,310    230,473,570       (121,570)      1,430,153
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --              --
   - Annuity Payments                                      --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --              --
                                                  -----------   ------------     ----------    ------------
                                                           --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          71,796,310    230,473,570       (121,570)      1,430,153
                                                  -----------   ------------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            69,332,903    221,271,755       (115,692)      2,261,739
                                                  -----------   ------------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $75,180,805   $237,348,906     $1,897,063    $421,172,307
                                                  ===========   ============     ==========    ============

See accompanying notes.

                                                                                     LVIP SSgA    LVIP T. ROWE
                                                    LVIP SSgA        LVIP SSgA       SMALL-MID    PRICE GROWTH
                                                 SMALL-CAP INDEX  SMALL-CAP INDEX     CAP 200         STOCK
                                                 STANDARD CLASS    SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT        SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                 ---------------  ---------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                        $    --       $ 63,133,650     $44,470,690    $43,985,519
Changes From Operations:
   - Net investment income (loss)                         --         (1,164,292)         60,164       (865,591)
   - Net realized gain (loss) on investments              --          2,240,480       4,730,856      1,883,124
   - Net change in unrealized appreciation or
     depreciation on investments                          --         20,360,581      11,733,512      6,823,954
                                                     -------       ------------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --         21,436,769      16,524,532      7,841,487
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --         28,335,340      23,604,937     11,793,471
   - Contract withdrawals and transfers to
     annuity reserves                                     --         (4,446,436)     (4,127,598)    (2,985,874)
   - Contract transfers                                   --         14,229,059      14,403,314     10,668,653
                                                     -------       ------------     -----------    -----------
                                                          --         38,117,963      33,880,653     19,476,250
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --                 --              --         42,538
   - Annuity Payments                                     --                 --              --         (4,248)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --                 --              --            (20)
                                                     -------       ------------     -----------    -----------
                                                          --                 --              --         38,270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --         38,117,963      33,880,653     19,514,520
                                                     -------       ------------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --         59,554,732      50,405,185     27,356,007
                                                     -------       ------------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                           --        122,688,382      94,875,875     71,341,526
Changes From Operations:
   - Net investment income (loss)                        (14)        (1,962,949)       (287,076)    (1,434,118)
   - Net realized gain (loss) on investments              --          4,949,130       4,788,670      3,390,348
   - Net change in unrealized appreciation or
     depreciation on investments                         (77)       (10,335,199)     (8,045,424)    (5,712,295)
                                                     -------       ------------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       (91)        (7,349,018)     (3,543,830)    (3,756,065)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               11,760          9,273,916       6,481,247     17,674,331
   - Contract withdrawals and transfers to
     annuity reserves                                     --         (6,934,357)     (5,371,284)    (5,632,248)
   - Contract transfers                                   --          8,516,634      (2,781,888)     6,406,041
                                                     -------       ------------     -----------    -----------
                                                      11,760         10,856,193      (1,671,925)    18,448,124
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --                 --              --             --
   - Annuity Payments                                     --                 --              --         (3,261)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --                 --              --              5
                                                     -------       ------------     -----------    -----------
                                                          --                 --              --         (3,256)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             11,760         10,856,193      (1,671,925)    18,444,868
                                                     -------       ------------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               11,669          3,507,175      (5,215,755)    14,688,803
                                                     -------       ------------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                      $11,669       $126,195,557     $89,660,120    $86,030,329
                                                     =======       ============     ===========    ===========

                                                   LVIP T. ROWE      LVIP T. ROWE                                       LVIP
                                                 PRICE STRUCTURED  PRICE STRUCTURED                   LVIP TURNER     VANGUARD
                                                      MID-CAP           MID-CAP      LVIP TEMPLETON     MID-CAP       DOMESTIC
                                                      GROWTH            GROWTH           GROWTH         GROWTH       EQUITY ETF
                                                  STANDARD CLASS     SERVICE CLASS    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 ----------------  ----------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $2,212,388       $28,997,538      $ 77,857,452    $15,157,607    $        --
Changes From Operations:
   - Net investment income (loss)                      (40,107)         (559,636)          140,366       (302,281)            --
   - Net realized gain (loss) on investments           110,538         1,375,428        (1,663,025)      (110,955)            --
   - Net change in unrealized appreciation or
     depreciation on investments                       490,498         8,120,728         6,401,308      4,868,079             --
                                                    ----------       -----------      ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     560,929         8,936,520         4,878,649      4,454,843             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  8,750         7,645,640        14,841,125      3,754,354             --
   - Contract withdrawals and transfers to
     annuity reserves                                 (228,751)       (2,176,383)       (4,221,944)      (983,578)            --
   - Contract transfers                                321,528         4,157,691         9,100,576      7,055,388             --
                                                    ----------       -----------      ------------    -----------    -----------
                                                       101,527         9,626,948        19,719,757      9,826,164             --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --                --                --             --             --
   - Annuity Payments                                       --                --                --          3,836             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --                --                --             --             --
                                                    ----------       -----------      ------------    -----------    -----------
                                                            --                --                --          3,836             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              101,527         9,626,948        19,719,757      9,830,000             --
                                                    ----------       -----------      ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                662,456        18,563,468        24,598,406     14,284,843             --
                                                    ----------       -----------      ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                      2,874,844        47,561,006       102,455,858     29,442,450             --
Changes From Operations:
   - Net investment income (loss)                      (44,909)         (910,514)          484,955       (607,318)       (10,955)
   - Net realized gain (loss) on investments           279,259         2,416,584           (78,063)     1,087,816        (32,241)
   - Net change in unrealized appreciation or
     depreciation on investments                      (344,508)       (5,038,921)       (6,664,799)    (4,700,882)       334,012
                                                    ----------       -----------      ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (110,158)       (3,532,851)       (6,257,907)    (4,220,384)       290,816
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 38,881        12,913,007        21,358,554      7,912,031      7,277,008
   - Contract withdrawals and transfers to
     annuity reserves                                 (573,383)       (3,531,221)       (6,386,922)    (2,631,161)      (136,959)
   - Contract transfers                                (45,546)        6,815,138         7,504,247      3,665,151      7,140,626
                                                    ----------       -----------      ------------    -----------    -----------
                                                      (580,048)       16,196,924        22,475,879      8,946,021     14,280,675
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --                --                --             --             --
   - Annuity Payments                                       --                --                --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --                --                --             --             --
                                                    ----------       -----------      ------------    -----------    -----------
                                                            --                --                --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (580,048)       16,196,924        22,475,879      8,946,021     14,280,675
                                                    ----------       -----------      ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (690,206)       12,664,073        16,217,972      4,725,637     14,571,491
                                                    ----------       -----------      ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                     $2,184,638       $60,225,079      $118,673,830    $34,168,087    $14,571,491
                                                    ==========       ===========      ============    ===========    ===========

                                                     LVIP
                                                   VANGUARD          LVIP        LORD ABBETT
                                                 INTERNATIONAL    WELLS FARGO    FUNDAMENTAL      MFS VIT
                                                  EQUITY ETF    INTRINSIC VALUE    EQUITY       CORE EQUITY
                                                 SERVICE CLASS   SERVICE CLASS    CLASS VC     SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  ---------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $       --      $26,857,754    $ 4,767,170    $2,974,261
Changes From Operations:
   - Net investment income (loss)                         --         (212,478)       (36,140)      (19,633)
   - Net realized gain (loss) on investments              --         (736,424)       129,017        70,733
   - Net change in unrealized appreciation or
     depreciation on investments                          --        4,601,006      1,284,818       316,151
                                                  ----------      -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --        3,652,104      1,377,695       367,251
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --        2,131,422      1,239,709         9,266
   - Contract withdrawals and transfers to
     annuity reserves                                     --       (1,692,419)      (242,188)     (364,118)
   - Contract transfers                                   --       (3,416,212)     2,840,582      (257,013)
                                                  ----------      -----------    -----------    ----------
                                                          --       (2,977,209)     3,838,103      (611,865)
   Annuity Reserves:
   - Transfer from accumulation units and
      between subaccounts                                 --               --             --            --
   - Annuity Payments                                     --               --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --             --            --
                                                  ----------      -----------    -----------    ----------
                                                          --               --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --       (2,977,209)     3,838,103      (611,865)
                                                  ----------      -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --          674,895      5,215,798      (244,614)
                                                  ----------      -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                           --       27,532,649      9,982,968     2,729,647
Changes From Operations:
   - Net investment income (loss)                    (40,420)        (265,802)       (85,027)      (23,981)
   - Net realized gain (loss) on investments         (12,361)         113,066        713,316       126,927
   - Net change in unrealized appreciation or
     depreciation on investments                    (497,798)      (1,505,449)    (1,308,409)     (163,830)
                                                  ----------      -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (550,579)      (1,658,185)      (680,120)      (60,884)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            4,080,091        4,091,396      1,411,940         1,427
   - Contract withdrawals and transfers to
     annuity reserves                                (98,722)      (2,112,983)      (351,522)     (322,860)
   - Contract transfers                            5,484,597        3,731,494      4,072,015      (122,313)
                                                  ----------      -----------    -----------    ----------
                                                   9,465,966        5,709,907      5,132,433      (443,746)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --               --             --            --
   - Annuity Payments                                     --               --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --             --            --
                                                  ----------      -----------    -----------    ----------
                                                          --               --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          9,465,966        5,709,907      5,132,433      (443,746)
                                                  ----------      -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            8,915,387        4,051,722      4,452,313      (504,630)
                                                  ----------      -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                   $8,915,387      $31,584,371    $14,435,281    $2,225,017
                                                  ==========      ===========    ===========    ==========

See accompanying notes.

                                                              MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                              GROWTH          GROWTH      TOTAL RETURN  TOTAL RETURN
                                                           INITIAL CLASS  SERVICE CLASS  INITIAL CLASS  SERVICE CLASS
                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                           -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                               $3,274,416     $10,054,060    $15,719,007   $296,846,148
Changes From Operations:
   - Net investment income (loss)                              (38,941)       (187,299)       196,816      2,679,650
   - Net realized gain (loss) on investments                  (136,016)        594,943       (150,372)    (3,853,276)
   - Net change in unrealized appreciation or
     depreciation on investments                               555,155       1,275,862      1,092,050     24,515,078
                                                            ----------     -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             380,198       1,683,506      1,138,494     23,341,452
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         26,060       2,828,157         61,923     19,006,217
   - Contract withdrawals and transfers to annuity
     reserves                                                 (419,795)     (1,251,027)    (2,070,731)   (31,552,826)
   - Contract transfers                                       (111,343)      1,201,985       (704,705)    13,261,012
                                                            ----------     -----------    -----------   ------------
                                                              (505,078)      2,779,115     (2,713,513)       714,403
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --              --           (153)            --
   - Annuity Payments                                           (2,387)         (1,643)        (2,474)       (11,949)
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                                 1,092              --           (101)         1,022
                                                            ----------     -----------    -----------   ------------
                                                                (1,295)         (1,643)        (2,728)       (10,927)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (506,373)      2,777,472     (2,716,241)       703,476
                                                            ----------     -----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (126,175)      4,460,978     (1,577,747)    24,044,928
                                                            ----------     -----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                              3,148,241      14,515,038     14,141,260    320,891,076
Changes From Operations:
   - Net investment income (loss)                              (36,171)       (264,042)       144,771      2,217,903
   - Net realized gain (loss) on investments                   (35,440)        917,966         47,866          5,495
   - Net change in unrealized appreciation or
     depreciation on investments                                28,140      (1,386,788)      (135,577)    (2,431,051)
                                                            ----------     -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (43,471)       (732,864)        57,060       (207,653)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            679       3,648,885        137,562      9,037,407
   - Contract withdrawals and transfers to annuity
     reserves                                                 (375,644)     (1,267,920)    (2,022,690)   (34,122,423)
   - Contract transfers                                        (63,375)      2,443,009       (554,675)    (8,160,841)
                                                            ----------     -----------    -----------   ------------
                                                              (438,340)      4,823,974     (2,439,803)   (33,245,857)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --              --             --             --
   - Annuity Payments                                           (2,564)           (186)        (2,698)       (12,309)
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                                 1,046              --             53         (1,141)
                                                            ----------     -----------    -----------   ------------
                                                                (1,518)           (186)        (2,645)       (13,450)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (439,858)      4,823,788     (2,442,448)   (33,259,307)
                                                            ----------     -----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (483,329)      4,090,924     (2,385,388)   (33,466,960)
                                                            ----------     -----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2011                             $2,664,912     $18,605,962    $11,755,872   $287,424,116
                                                            ==========     ===========    ===========   ============

                                                                                          MORGAN
                                                                                          STANLEY
                                                             MFS VIT        MFS VIT     UIF CAPITAL      NB AMT
                                                            UTILITIES      UTILITIES      GROWTH        MID-CAP           NB AMT
                                                          INITIAL CLASS  SERVICE CLASS   CLASS II    GROWTH I CLASS  REGENCY I CLASS
                                                            SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                                          -------------  -------------  -----------  --------------  ---------------
NET ASSETS AT JANUARY 1, 2010                              $18,430,756   $167,168,663   $  709,340    $ 49,806,670    $ 56,317,829
Changes From Operations:
   - Net investment income (loss)                              223,517      2,305,204       (9,595)       (809,249)       (513,611)
   - Net realized gain (loss) on investments                   100,936     (3,323,740)      46,491       2,014,076        (692,719)
   - Net change in unrealized appreciation or
     depreciation on investments                               758,946     19,325,819      192,742      10,661,078      12,736,697
                                                          -------------  -------------  -----------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           1,083,399     18,307,283      229,638      11,865,905      11,530,367
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         68,312     10,502,284      224,727         304,435         258,961
   - Contract withdrawals and transfers to annuity
     reserves                                               (2,217,993)   (14,340,339)     (22,628)     (5,382,761)     (6,863,768)
   - Contract transfers                                     (4,982,013)    (5,204,747)     116,634      (3,373,006)     (6,088,448)
                                                          -------------  -------------  -----------  --------------  ---------------
                                                            (7,131,694)    (9,042,802)     318,733      (8,451,332)    (12,693,255)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --             --           --              --              --
   - Annuity Payments                                           (9,901)       (15,250)          --          (1,287)        (11,278)
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                               (13,292)           474           --             666              46
                                                          -------------  -------------  -----------  --------------  ---------------
                                                               (23,193)       (14,776)          --            (621)        (11,232)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                             (7,154,887)    (9,057,578)     318,733      (8,451,953)    (12,704,487)
                                                          -------------  -------------  -----------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (6,071,488)     9,249,705      548,371       3,413,952      (1,174,120)
                                                          -------------  -------------  -----------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2010                             12,359,268    176,418,368    1,257,711      53,220,622      55,143,709
Changes From Operations:
   - Net investment income (loss)                              210,800      2,601,034      (12,885)       (801,816)       (496,589)
   - Net realized gain (loss) on investments                   403,867      3,150,618       65,784       4,471,252       1,331,664
   - Net change in unrealized appreciation or
     depreciation on investments                                14,610      2,571,192     (109,297)     (3,947,591)     (4,506,814)
                                                          -------------  -------------  -----------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             629,277      8,322,844      (56,398)       (278,155)     (3,671,739)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         23,794     16,241,582      145,663         353,084         424,829
   - Contract withdrawals and transfers to annuity
     reserves                                               (1,715,861)   (18,696,604)     (48,355)     (7,563,436)     (7,153,072)
   - Contract transfers                                       (500,851)     4,789,147      164,638      (3,026,562)     (4,607,942)
                                                          -------------  -------------  -----------  --------------  ---------------
                                                            (2,192,918)     2,334,125      261,946     (10,236,914)    (11,336,185)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --          9,907           --              --          24,639
   - Annuity Payments                                          (10,942)       (17,142)          --          (1,492)        (12,876)
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                                 3,402            548           --             655              43
                                                          -------------  -------------  -----------  --------------  ---------------
                                                                (7,540)        (6,687)          --            (837)         11,806
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                             (2,200,458)     2,327,438      261,946     (10,237,751)    (11,324,379)
                                                          -------------  -------------  -----------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (1,571,181)    10,650,282      205,548     (10,515,906)    (14,996,118)
                                                          -------------  -------------  -----------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                            $10,788,087   $187,068,650   $1,463,259    $ 42,704,716    $ 40,147,591
                                                          =============  =============  ===========  ==============  ===============

                                                            OPPENHEIMER     PIMCO VIT     PUTNAM VT    PUTNAM VT
                                                              GLOBAL        COMMODITY       GLOBAL     GROWTH &
                                                            SECURITIES     REAL RETURN   HEALTH CARE    INCOME
                                                           SERVICE CLASS  ADVISOR CLASS    CLASS IB    CLASS IB
                                                            SUBACCOUNT      SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
                                                           -------------  -------------  -----------  ----------
NET ASSETS AT JANUARY 1, 2010                               $1,260,958     $ 4,144,190   $3,309,551   $2,203,940
Changes From Operations:
   - Net investment income (loss)                               (1,355)        879,069       11,667         (437)
   - Net realized gain (loss) on investments                    35,798         (53,794)      27,074     (206,694)
   - Net change in unrealized appreciation or
     depreciation on investments                               399,422         848,474      (15,577)     432,181
                                                            ----------     -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             433,865       1,673,749       23,164      225,050
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        931,563         873,451        3,192        2,948
   - Contract withdrawals and transfers to annuity
     reserves                                                 (137,448)       (697,036)    (377,650)    (302,047)
   - Contract transfers                                      1,325,649       5,814,408      (74,335)    (124,495)
                                                            ----------     -----------   ----------   ----------
                                                             2,119,764       5,990,823     (448,793)    (423,594)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --          33,873           --           --
   - Annuity Payments                                               --            (294)          --           --
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                                    --              --           --           --
                                                            ----------     -----------   ----------   ----------
                                                                    --          33,579           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              2,119,764       6,024,402     (448,793)    (423,594)
                                                            ----------     -----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      2,553,629       7,698,151     (425,629)    (198,544)
                                                            ----------     -----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2010                              3,814,587      11,842,341    2,883,922    2,005,396
Changes From Operations:
   - Net investment income (loss)                               (7,626)      1,939,936      (21,420)      (6,936)
   - Net realized gain (loss) on investments                    62,846          50,504      102,418     (162,076)
   - Net change in unrealized appreciation or
     depreciation on investments                              (680,365)     (3,361,576)    (151,962)      74,332
                                                            ----------     -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (625,145)     (1,371,136)     (70,964)     (94,680)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                      1,019,326       2,118,409       46,422       70,045
   - Contract withdrawals and transfers to annuity
     reserves                                                 (193,587)     (1,690,248)    (361,960)    (496,045)
   - Contract transfers                                      2,768,097       3,399,357       80,815     (100,280)
                                                            ----------     -----------   ----------   ----------
                                                             3,593,836       3,827,518     (234,723)    (526,280)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --           4,148           --           --
   - Annuity Payments                                               --          (3,883)          --           --
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                                    --             (18)          --           --
                                                            ----------     -----------   ----------   ----------
                                                                    --             247           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              3,593,836       3,827,765     (234,723)    (526,280)
                                                            ----------     -----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      2,968,691       2,456,629     (305,687)    (620,960)
                                                            ----------     -----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2011                             $6,783,278     $14,298,970   $2,578,235   $1,384,436
                                                            ==========     ===========   ==========   ==========

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of nineteen products as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus Bonus

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

     -    Lincoln ChoicePlus Signature

     -    Lincoln ChoicePlus Rollover

     -    Lincoln ChoicePlus Fusion

     -    Lincoln Investment Solutions

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred twelve available mutual funds (the Funds) of twenty diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Fund**
     ABVPSF Global Thematic Growth Class B Fund
     ABVPSF Growth and Income Class A Fund**
     ABVPSF Growth and Income Class B Fund
     ABVPSF International Value Class A Fund**
     ABVPSF International Value Class B Fund
     ABVPSF Large Cap Growth Class B Fund
     ABVPSF Small/Mid Cap Value Class A Fund**
     ABVPSF Small/Mid Cap Value Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio** American Century VP Inflation Protection Class II Portfolio
American Funds Insurance Series (American Funds):
     American Funds Asset Allocation Class 1 Fund**
     American Funds Blue Chip Income & Growth Class 1 Fund**
     American Funds Bond Class 1 Fund**
     American Funds Global Balanced Class 1 Fund**
     American Funds Global Bond Class 1 Fund**
     American Funds Global Discovery Class 1 Fund**
     American Funds Global Growth Class 1 Fund**
     American Funds Global Growth Class 2 Fund
     American Funds Global Growth and Income Class 1 Fund**
     American Funds Global Small Capitalization Class 1 Fund**
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 1 Fund**
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 1 Fund**
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 1 Fund**
     American Funds International Class 1 Fund**
     American Funds International Class 2 Fund
     American Funds International Growth and Income Class 1 Fund** American Funds Mortgage Bond Class 1 Fund**
     American Funds New World Class 1 Fund**
     American Funds U.S. Government/AAA-Rated Securities Class 1 Fund** BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund**
     BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series**
     Delaware VIP Diversified Income Service Class Series

     Delaware VIP Emerging Markets Standard Class Series**
     Delaware VIP Emerging Markets Service Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP High Yield Service Class Series
     Delaware VIP International Value Equity Standard Class Series Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP REIT Service Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Small Cap Value Service Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP Smid Cap Growth Service Class Series
     Delaware VIP U.S. Growth Standard Class Series**
     Delaware VIP U.S. Growth Service Class Series
     Delaware VIP Value Standard Class Series
     Delaware VIP Value Service Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund**
     DWS VIP Alternative Asset Allocation Plus Class B Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Equity 500 Index Class B Fund
     DWS VIP Small Cap Index Class A Fund
     DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Initial Class Portfolio**
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Equity-Income Service Class 2 Portfolio
     Fidelity VIP Growth Initial Class Portfolio
     Fidelity VIP Growth Service Class 2 Portfolio
     Fidelity VIP Mid Cap Initial Class Portfolio**
     Fidelity VIP Mid Cap Service Class 2 Portfolio
     Fidelity VIP Overseas Initial Class Portfolio
     Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund**
     FTVIPT Franklin Income Securities Class 2 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund**
     FTVIPT Mutual Shares Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 2 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Large Cap Value Service Class Fund
Hunting VA Funds:
     Huntington VA Balanced Fund
     Huntington VA Dividend Capture Fund
Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Capital  Appreciation Series I Fund
     Invesco V.I. Capital Appreciation Series II Fund
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. Core Equity Series II Fund
     Invesco V.I. International Growth Series I Fund
     Invesco V.I. International Growth Series II Fund
Janus Aspen Series:
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP American Balanced Allocation Standard Class Fund**
     LVIP American Global Growth Service Class II Fund
     LVIP American Global Small Capitalization Service Class II Fund
     LVIP American Growth Allocation Standard Class Fund**
     LVIP American Growth Service Class II Fund
     LVIP American Growth-Income Service Class II Fund
     LVIP American Income Allocation Standard Class Fund**
     LVIP American International Service Class II Fund
     LVIP Baron Growth Opportunities Standard Class Fund**
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund**
     LVIP BlackRock Inflation Protected Bond Service Class Fund
     LVIP Capital Growth Standard Class Fund**
     LVIP Capital Growth Service Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund**
     LVIP Cohen & Steers Global Real Estate Service Class Fund
     LVIP Columbia Value Opportunities Standard Class Fund**
     LVIP Columbia Value Opportunities Service Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Bond Service Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund**
     LVIP Delaware Diversified Floating Rate Service Class Fund

     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
     LVIP Delaware Foundation Aggressive Allocation Service Class Fund
     LVIP Delaware Growth and Income Standard Class Fund**
     LVIP Delaware Growth and Income Service Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Social Awareness Service Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund**
     LVIP Delaware Special Opportunities Service Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund
     LVIP Dimensional Non-U.S. Equity Service Class Fund
     LVIP Dimensional U.S. Equity Standard Class Fund
     LVIP Dimensional U.S. Equity Service Class Fund
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund
     LVIP Dimensional/Vanguard Total Bond Service Class Fund
     LVIP Global Income Standard Class Fund**
     LVIP Global Income Service Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP Janus Capital Appreciation Service Class Fund
     LVIP JPMorgan High Yield Standard Class Fund**
     LVIP JPMorgan High Yield Service Class Fund
     LVIP MFS International Growth Standard Class Fund**
     LVIP MFS International Growth Service Class Fund
     LVIP MFS Value Standard Class Fund**
     LVIP MFS Value Service Class Fund
     LVIP Mid-Cap Value Standard Class Fund**
     LVIP Mid-Cap Value Service Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Mondrian International Value Service Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Money Market Service Class Fund
     LVIP Protected Profile 2010 Service Class Fund
     LVIP Protected Profile 2020 Service Class Fund
     LVIP Protected Profile 2030 Service Class Fund
     LVIP Protected Profile 2040 Service Class Fund
     LVIP Protected Profile Conservative Standard Class Fund**
     LVIP Protected Profile Conservative Service Class Fund
     LVIP Protected Profile Growth Standard Class Fund**
     LVIP Protected Profile Growth Service Class Fund
     LVIP Protected Profile Moderate Standard Class Fund**
     LVIP Protected Profile Moderate Service Class Fund
     LVIP SSgA Bond Index Standard Class Fund**
     LVIP SSgA Bond Index Service Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund**
     LVIP SSgA Conservative Index Allocation Service Class Fund
     LVIP SSgA Conservative Structured Allocation Standard Class Fund**
     LVIP SSgA Conservative Structured Allocation Service Class Fund
     LVIP SSgA Developed International 150 Standard Class Fund**
     LVIP SSgA Developed International 150 Service Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Service Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund**
     LVIP SSgA Global Tactical Allocation Service Class Fund
     LVIP SSgA International Index Standard Class Fund**
     LVIP SSgA International Index Service Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund**
     LVIP SSgA Large Cap 100 Service Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund**
     LVIP SSgA Moderate Index Allocation Service Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund**
     LVIP SSgA Moderate Structured Allocation Service Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
     LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA S&P 500 Index Service Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Cap Index Service Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
     LVIP SSgA Small-Mid Cap 200 Service Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund**
     LVIP T. Rowe Price Growth Stock Service Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund

     LVIP Templeton Growth Standard Class Fund**
     LVIP Templeton Growth Service Class Fund
     LVIP Turner Mid-Cap Growth Standard Class Fund**
     LVIP Turner Mid-Cap Growth Service Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund**
     LVIP Vanguard Domestic Equity ETF Service Class Fund
     LVIP Vanguard International Equity ETF Standard Class Fund** LVIP Vanguard International Equity ETF Service Class Fund LVIP Wells Fargo Intrinsic Value Standard Class Fund**
     LVIP Wells Fargo Intrinsic Value Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
     Lord Abbett Fundamental Equity Class VC Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Service Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Growth Service Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Total Return Service Class Series
     MFS VIT Utilities Initial Class Series
     MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
     Morgan Stanley UIF Capital Growth Class II Portfolio Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Regency I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
     Oppenheimer Global Securities Service Class Fund/VA
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Administrative Class Fund** PIMCO VIT Commodity Real Return Advisor Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
     Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company

**   Available fund with no money invested at December 31, 2011

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the

Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2010, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement to December 31, 2010:

Delaware VIP Smid Cap Growth Standard Class Series            LVIP SSgA Conservative Index Allocation Standard Class Fund
Delaware VIP Smid Cap Growth Service Class Series             LVIP SSgA Conservative Index Allocation Service Class Fund
LVIP American Global Growth Service Class Fund                LVIP SSgA Conservative Structured Allocation Standard Class Fund
LVIP American Global Small Capitalization Service Class Fund  LVIP SSgA Conservative Structured Allocation Service Class Fund
LVIP American Growth Service Class Fund                       LVIP SSgA Moderate Index Allocation Standard Class Fund
LVIP American Growth-Income Service Class Fund                LVIP SSgA Moderate Index Allocation Service Class Fund
LVIP American International Service Class Fund                LVIP SSgA Moderate Structured Allocation Standard Class Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund   LVIP SSgA Moderate Structured Allocation Service Class Fund
LVIP BlackRock Inflation Protected Bond Service Class Fund    LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
LVIP Delaware Diversified Floating Rate Standard Class Fund   LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
LVIP Delaware Diversified Floating Rate Service Class Fund    LVIP SSgA Moderately Aggressive Structured Allocation Standard
                                                                 Class Fund
LVIP JPMorgan High Yield Standard Class Fund                  LVIP SSgA Moderately Aggressive Structured Allocation Service
                                                                 Class Fund
LVIP JPMorgan High Yield Service Class Fund

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                    NEW FUND NAME
----------------------------------------------------  --------------------------------------------------------
Goldman Sachs VIT Growth & Income Service Class Fund  Goldman Sachs VIT Large Cap Value Service Class Fund
LVIP Marsico International Growth Fund                LVIP MFS International Growth Standard Class Fund
LVIP Marsico International Growth Service Class Fund  LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund  LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund   LVIP SSgA Global Tactical Allocation Service Class Fund
Lord Abbett All Value Class VC Fund                   Lord Abbett Fundamental Equity Class VC Fund
Van Kampen Capital Growth Class II Portfolio          Morgan Stanley UIF Capital Growth Class II Portfolio

During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

American Funds Asset Allocation Class 1 Fund                      LVIP American Balanced Allocation Standard Class Fund
American Funds Blue Chip Income & Growth Class 1 Fund             LVIP American Growth Allocation Standard Class Fund
American Funds Bond Class 1 Fund                                  LVIP American Income Allocation Standard Class Fund
American Funds Global Balanced Class 1 Fund                       LVIP Dimensional Non-U.S. Equity Standard Class Fund
American Funds Global Bond Class 1 Fund                           LVIP Dimensional Non-U.S. Equity Service Class Fund
American Funds Global Discovery Class 1 Fund                      LVIP Dimensional U.S. Equity Standard Class Fund
American Funds Global Growth and Income Class 1 Fund              LVIP Dimensional U.S. Equity Service Class Fund
American Funds High-Income Bond Class 1 Fund                      LVIP Dimensional/Vanguard Total Bond Standard Class Fund
American Funds International Growth and Income Class 1 Fund       LVIP Dimensional/Vanguard Total Bond Service Class Fund
American Funds Mortgage Bond Class 1 Fund                         LVIP Vanguard Domestic Equity ETF Standard Class Fund
American Funds New World Class 1 Fund                             LVIP Vanguard Domestic Equity ETF Service Class Fund
American Funds U.S. Government/AAA-Rated Securities Class 1 Fund  LVIP Vanguard International Equity ETF Standard Class Fund
Huntington VA Balanced Fund                                       LVIP Vanguard International Equity ETF Service Class Fund
Huntington VA Dividend Capture Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
---------------------------------------------------------------  -------------------------------------------------------
LVIP Wilshire 2010 Profile Service Class Fund                    LVIP Protected Profile 2010 Service Class Fund
LVIP Wilshire 2020 Profile Service Class Fund                    LVIP Protected Profile 2020 Service Class Fund
LVIP Wilshire 2030 Profile Service Class Fund                    LVIP Protected Profile 2030 Service Class Fund
LVIP Wilshire 2040 Profile Service Class Fund                    LVIP Protected Profile 2040 Service Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund           LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Conservative Profile Service Class Fund            LVIP Protected Profile Conservative Service Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund  LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Service Class Fund   LVIP Protected Profile Growth Service Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund               LVIP Protected Profile Moderate Standard Class Fund
LVIP Wilshire Moderate Profile Service Class Fund                LVIP Protected Profile Moderate Service Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the nineteen contract types within the Variable
Account:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis).

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).

- Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).

- Lincoln ChoicePlus II at a daily rate of .0035616% to .0073973% (1.30% to 2.70% on an annual basis).

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis).

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis).

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis).

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

- Lincoln Choice Plus Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis).

- Lincoln Choice Plus Rollover at a daily rate of .0027397% to .0069863% (1.00% to 2.55% on an annual basis).

- Lincoln Choice Plus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis).

- Lincoln Investment Solutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis).

In addition, $146,581,088 and $109,000,142 was retained by the Company for contract charges and surrender charges during 2011 and 2010, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2011 and 2010, sales charges amounted to $13,469,536 and $13,790,007, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2011                 0.65%    2.95%    $ 3.51    $13.84     2,984,851  $   22,863,398   -25.57%     -23.91%      0.34%
            2010                 0.65%    2.85%      4.67     18.41     3,004,150      29,512,963    15.25%      17.81%      2.00%
            2009                 0.65%    2.85%      4.01     15.82     3,372,425      27,481,352    48.84%      52.12%      0.00%
            2008                 0.65%    2.85%      2.67     10.52     3,262,920      16,985,544   -48.92%     -48.07%      0.00%
            2007                 1.15%    2.80%      5.17     20.19     3,842,419      33,767,641    16.76%      18.52%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2011                 0.65%    2.95%      8.60     14.60    12,608,426     144,047,406     3.09%       5.38%      1.10%
            2010                 0.65%    2.85%      8.35     14.03    13,986,390     153,878,947     9.63%      12.07%      0.00%
            2009                 0.65%    2.85%      7.47     12.67    14,537,403     145,245,860    16.97%      19.57%      3.54%
            2008                 0.65%    2.85%      6.73     10.72    14,925,347     128,497,995   -42.34%     -41.37%      1.77%
            2007                 1.15%    2.80%     11.89     18.42    15,940,246     238,553,594     1.96%       3.55%      1.20%
ABVPSF INTERNATIONAL VALUE CLASS B
            2011                 0.65%    3.20%      5.66      9.26    30,051,265     182,677,468   -21.75%     -19.96%      4.21%
            2010                 0.65%    2.90%      7.10      7.81    23,913,577     177,374,151     1.37%       3.62%      3.08%
            2009                 0.65%    2.85%      6.88      7.58    16,087,503     116,859,013    30.58%      33.49%      1.14%
            2008                 0.65%    2.85%      5.44      5.71    15,725,322      87,885,870   -54.60%     -53.79%      0.88%
            2007                 1.10%    2.85%     11.78     12.38    13,859,734     170,225,318     2.63%       4.38%      0.99%
ABVPSF LARGE CAP GROWTH CLASS B
            2011                 1.30%    2.65%      5.50     12.77     1,335,065       9,727,179    -5.80%      -4.52%      0.09%
            2010                 1.30%    2.65%      5.79     13.38     1,688,466      12,963,373     6.96%       8.41%      0.27%
            2009                 1.30%    2.65%      5.37     12.34     2,076,002      14,747,140    33.52%      35.33%      0.00%
            2008                 1.30%    2.65%      3.99      9.12     2,586,486      13,536,124   -41.40%     -40.60%      0.00%
            2007                 1.30%    2.65%      6.74     15.39     3,281,465      29,322,568    10.65%      12.15%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
            2011                 0.65%    3.15%     10.09     21.53     8,277,391     131,094,788   -11.19%      -9.21%      0.25%
            2010                 0.65%    2.85%     11.45     24.00     8,248,951     150,623,922    23.04%      25.77%      0.27%
            2009                 0.65%    2.85%      9.13     19.31     7,108,955     104,160,839    38.65%      41.73%      0.88%
            2008                 0.65%    2.85%      6.98     13.79     7,758,456      84,894,668   -37.55%     -36.45%      0.43%
            2007                 1.10%    2.85%     11.03     21.87     5,982,290     110,145,206    -1.34%       0.37%      0.72%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2011                 0.65%    3.15%     11.72     13.70    36,648,252     480,337,366     8.61%      11.02%      4.01%
            2010                 0.65%    2.85%     10.79     12.42    41,433,338     494,227,301     2.15%       4.42%      1.65%
            2009                 0.65%    2.85%     10.56     11.97    33,469,110     387,360,324     7.14%       9.52%      1.88%
            2008                 0.65%    2.85%      9.86     11.00    22,134,456     237,085,710    -4.37%      -2.73%      4.69%
            2007                 1.15%    2.85%     10.31     11.33    13,044,498     144,760,051     6.43%       8.15%      4.52%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.65%    3.15%      9.76     14.52    21,166,368     277,693,041   -11.45%      -9.48%      1.29%
            2010                 0.65%    2.85%     11.02     16.14    22,438,581     331,309,961     8.61%      11.02%      1.54%
            2009                 0.65%    2.85%     10.07     14.63    20,566,657     279,623,028    38.31%      41.38%      1.42%
            2008                 0.65%    2.85%      7.32     10.42    22,029,895     216,967,583   -40.12%     -39.06%      2.00%
            2007                 1.10%    2.85%     12.48     17.13    16,765,804     278,606,031    11.62%      13.59%      3.00%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.65%    3.15%      8.88     23.26    27,803,290     361,902,049   -21.42%     -19.67%      1.32%
            2010                 0.65%    2.85%     11.10     29.31    23,033,389     405,935,380    18.98%      21.62%      1.76%
            2009                 0.65%    2.85%      9.16     24.39    18,454,035     288,154,824    56.77%      60.25%      0.28%
            2008                 0.65%    2.85%      6.29     15.40    16,178,894     174,409,032   -54.83%     -54.03%      0.00%
            2007                 1.10%    2.85%     13.68     33.76    14,813,916     359,008,332    18.02%      20.10%      3.00%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.65%    3.15%      8.94     17.67   122,382,686   1,598,331,081    -6.97%      -4.90%      0.60%
            2010                 0.65%    2.85%      9.51     18.81   139,384,213   1,945,075,727    15.35%      17.91%      0.73%
            2009                 0.65%    2.85%      8.16     16.14   143,144,088   1,713,386,575    35.49%      38.51%      0.69%
            2008                 0.65%    2.85%      5.96     11.80   126,204,408   1,096,444,796   -45.55%     -44.58%      0.87%
            2007                 1.10%    2.85%     10.82     21.45   114,062,671   1,772,430,459     9.19%      11.12%      0.83%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.60%    3.15%    $ 8.84    $15.37   152,637,821  $1,782,292,860    -4.59%      -2.42%      1.54%
            2010                 0.60%    2.85%      9.19     15.95   160,676,140   1,965,743,078     8.30%      10.70%      1.51%
            2009                 0.65%    2.85%      8.34     14.58   154,732,127   1,766,480,965    27.55%      30.39%      1.70%
            2008                 0.65%    2.85%      6.69     11.32   133,043,914   1,213,955,684   -39.60%     -38.53%      1.82%
            2007                 1.10%    2.85%     11.31     18.55   119,952,131   1,837,362,865     2.09%       3.89%      1.59%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.65%    3.15%      8.52     19.65    46,345,677     622,060,997   -16.39%     -14.52%      1.76%
            2010                 0.65%    2.85%     10.06     23.27    47,415,131     763,935,853     4.22%       6.54%      2.09%
            2009                 0.65%    2.85%      9.52     22.11    45,438,851     690,446,358    39.05%      42.15%      1.49%
            2008                 0.65%    2.85%      6.75     15.74    52,149,321     567,950,440   -43.75%     -42.76%      2.03%
            2007                 1.10%    2.85%     11.82     27.70    48,317,076     904,894,574    16.65%      18.71%      1.65%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2011                 0.60%    3.20%     10.23     12.17    88,294,663   1,039,089,031    -6.40%      -4.22%      2.89%
            2010                 0.60%    2.90%     12.25     12.69    49,546,291     617,625,604     6.68%       9.05%      1.72%
            2009      6/30/09    0.65%    2.85%     11.48     11.64    17,623,448     203,695,578     1.44%      15.58%      2.31%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2011                 0.65%    3.15%     10.28     15.76    81,034,287   1,190,826,571     3.12%       5.47%      3.88%
            2010                 0.65%    2.90%     12.70     15.04    69,940,824     998,422,247     4.84%       7.17%      4.24%
            2009                 0.65%    2.85%     12.11     14.12    52,883,597     715,222,239    23.10%      25.84%      5.14%
            2008                 0.65%    2.85%      9.84     11.30    35,059,220     383,243,656    -7.57%      -5.94%      3.55%
            2007                 1.10%    2.85%     10.65     12.04    25,769,243     302,157,201     4.40%       6.08%      2.59%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2011                 0.65%    3.20%      8.67     40.94    18,913,750     308,378,797   -22.25%     -20.52%      1.58%
            2010                 0.65%    2.85%     11.14     52.13    14,644,887     312,915,951    14.89%      17.44%      0.57%
            2009                 0.65%    2.85%      9.92     44.92    11,762,070     223,132,089    72.68%      76.52%      0.94%
            2008                 0.65%    2.85%      5.69     25.76    12,841,316     141,037,891   -53.04%     -52.22%      1.28%
            2007                 1.10%    2.85%     18.56     54.30    10,582,568     256,714,563    34.62%      36.79%      1.24%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 1.40%    2.35%     15.54     21.46       334,426       5,252,890     0.00%       0.96%      7.91%
            2010                 1.40%    2.35%     15.39     21.42       750,316      11,622,616    12.64%      13.72%      6.76%
            2009                 1.40%    2.35%     13.53     18.98       574,400       7,859,946    45.52%      46.90%      9.42%
            2008                 1.40%    2.35%      9.21     13.02       862,558       8,034,157   -25.94%     -25.23%      8.20%
            2007                 1.40%    2.35%     12.32     17.54     1,277,232      15,879,806     0.41%       1.37%      6.52%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2011                 0.65%    3.15%     12.41     21.64    14,588,017     243,741,485    -0.55%       1.67%      8.92%
            2010                 0.65%    2.85%     12.47     21.54    19,118,188     319,535,835    11.69%      14.17%      7.33%
            2009                 0.65%    2.85%     11.14     19.10    17,730,626     265,885,036    44.48%      47.69%      7.18%
            2008                 0.65%    2.85%      8.01     13.09    15,955,990     166,499,584   -26.55%     -25.25%      8.03%
            2007                 1.10%    2.85%     10.72     17.64    14,288,786     202,639,176    -0.34%       1.37%      6.15%
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
            2011                 1.40%    2.15%     14.50     16.35        15,242         222,522   -16.26%     -15.63%      1.26%
            2010                 1.40%    2.15%     17.19     19.53        19,350         334,606     8.57%       9.38%      3.98%
            2009                 1.40%    2.15%     15.72     17.99        23,655         373,841    31.86%      32.86%      3.47%
            2008                 1.40%    2.15%     11.83     13.64        35,587         423,335   -43.65%     -43.22%      2.98%
            2007                 1.40%    2.15%     20.84     22.81        81,729       1,714,184     3.51%       3.77%      2.21%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2011                 0.60%    3.15%     10.27     12.15    78,519,076     911,377,732    -0.32%       1.94%      1.62%
            2010                 0.60%    2.85%     10.84     11.90    56,532,719     658,386,518     1.36%       3.62%      2.03%
            2009                 0.65%    2.85%     10.72     11.51    32,029,490     362,100,137     9.48%      11.86%      3.33%
            2008                 0.65%    2.80%      9.79     10.35     7,989,474      81,388,856    -3.39%      -1.78%      4.10%
            2007                 1.15%    2.80%     10.14     10.55     1,745,444      18,209,455     1.35%       2.94%      4.55%
DELAWARE VIP REIT STANDARD CLASS
            2011                 1.40%    2.35%     21.06     29.81       160,337       4,660,435     8.38%       9.42%      1.62%
            2010                 1.40%    2.35%     19.43     27.25       200,164       5,329,560    24.04%      25.22%      2.80%
            2009                 1.40%    2.35%     15.67     21.76       234,742       4,993,625    20.45%      21.60%      4.94%
            2008                 1.40%    2.35%     13.01     17.89       337,494       5,881,815   -36.57%     -35.97%      2.60%
            2007                 1.40%    2.35%     20.51     27.95       497,495      13,641,050   -15.94%     -15.14%      1.50%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DELAWARE VIP REIT SERVICE CLASS
            2011                 0.65%    3.15%    $ 8.93    $24.76     7,381,989  $  124,874,170     7.51%       9.90%      1.34%
            2010                 0.65%    2.85%      8.46     22.70     6,696,391     110,546,563    23.06%      25.79%      2.55%
            2009                 0.65%    2.85%      7.55     18.18     6,492,661      89,686,763    19.77%      21.89%      4.61%
            2008                 1.10%    2.85%      6.20     14.96     8,564,358      97,607,134   -37.11%     -35.99%      2.14%
            2007                 1.10%    2.85%      9.68     23.45    10,520,517     190,815,163   -16.59%     -15.16%      1.15%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2011                 1.40%    2.35%     21.33     25.64       295,505       7,526,918    -3.63%      -2.70%      0.52%
            2010                 1.40%    2.35%     22.13     26.35       363,786       9,531,790    29.20%      30.43%      0.65%
            2009                 1.40%    2.35%     17.13     20.20       442,151       8,885,188    28.77%      30.00%      1.04%
            2008                 1.40%    2.35%     13.30     15.54       624,210       9,651,885   -31.51%     -30.85%      0.83%
            2007                 1.40%    2.35%     19.30     22.48       911,687      20,420,995    -8.79%      -7.92%      0.54%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2011                 0.65%    3.20%     10.75     25.85    20,004,931     323,498,204    -4.36%      -2.23%      0.28%
            2010                 0.65%    2.85%     11.62     26.63    17,716,673     309,429,689    28.21%      31.06%      0.46%
            2009                 0.65%    2.85%      8.93     20.47    17,867,130     247,088,668    27.87%      30.72%      0.71%
            2008                 0.65%    2.85%      7.20     15.78    21,006,014     230,267,773   -32.04%     -30.94%      0.46%
            2007                 1.25%    2.85%     10.53     22.89    19,715,307     327,861,445    -9.46%      -8.00%      0.25%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 1.40%    2.35%     18.15     22.82       374,688       8,532,844     5.62%       6.63%      0.98%
            2010     10/8/10     1.40%    2.35%     17.06     21.40       442,067       9,442,351    13.16%      13.41%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2011                 0.65%    3.15%      9.86     21.00     7,446,364     115,611,592     4.92%       7.20%      0.74%
            2010     10/8/10     0.65%    2.80%      9.31     19.87     5,869,618      84,963,927    12.98%      13.54%      0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 1.40%    2.35%     12.64     15.83       531,817       8,405,150    51.13%      52.58%      0.00%
            2008                 1.40%    2.35%      8.30     10.37       677,030       7,010,663   -47.98%     -47.48%      0.00%
            2007                 1.40%    2.35%     15.84     19.75       967,792      19,092,097     8.18%       9.21%      0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009                 0.65%    2.80%      6.93     14.84     6,221,993      66,463,438    50.11%      53.37%      0.00%
            2008                 0.65%    2.80%      4.57      9.81     7,395,820      52,003,840   -48.33%     -47.47%      0.00%
            2007                 1.15%    2.80%      8.76     18.84     8,624,685     115,826,354     7.41%       9.20%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2011                 0.65%    3.00%     10.11     14.31    20,137,700     232,573,464     4.48%       6.81%      0.04%
            2010                 0.65%    2.85%      9.68     13.56    11,708,708     124,714,441    10.35%      12.81%      0.00%
            2009                 0.65%    2.85%      8.77     12.17     6,365,710      62,326,594    38.93%      42.02%      0.00%
            2008                 0.65%    2.85%      6.32      8.67     2,886,087      21,229,340   -44.44%     -43.57%      0.00%
            2007                 1.25%    2.80%     11.37     15.46     2,918,817      38,693,665     9.27%      10.98%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 1.40%    2.35%     13.23     16.97       434,858       5,811,505     6.99%       8.01%      2.01%
            2010                 1.40%    2.35%     12.25     15.78       508,244       6,281,230    12.94%      14.02%      2.43%
            2009                 1.40%    2.35%     10.74     13.90       559,770       6,065,594    15.22%      16.32%      3.25%
            2008                 1.40%    2.35%      9.23     11.78       682,623       6,352,152   -34.97%     -34.35%      3.16%
            2007                 1.40%    2.35%     14.07     18.08     1,057,669      14,923,996    -4.79%      -4.08%      1.64%
DELAWARE VIP VALUE SERVICE CLASS
            2011                 0.65%    3.20%      9.01     16.30    12,147,550     154,062,662     6.19%       8.55%      1.70%
            2010                 0.65%    2.85%      8.38     15.22    10,530,555     125,406,966    12.09%      14.46%      2.20%
            2009                 0.75%    2.85%      7.39     13.47    11,033,921     117,051,364    14.35%      16.77%      2.78%
            2008                 0.75%    2.85%      6.77     11.69     9,940,337      92,632,743   -35.44%     -34.33%      2.59%
            2007                 1.15%    2.85%     10.71     17.96    11,006,428     158,874,478    -5.67%      -4.10%      1.26%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
            2011                 0.65%    3.20%     11.72     12.77     3,156,835      37,965,035    -5.79%      -3.74%      1.01%
            2010                 0.65%    2.80%     12.44     13.38     1,476,223      18,687,740     9.05%      11.42%      0.74%
            2009      7/7/09     0.65%    2.80%     11.41     12.10       285,305       3,278,794    -0.10%      15.38%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 1.30%    2.65%      8.41     14.81     1,765,361      18,412,219    -0.83%       0.52%      1.74%
            2010                 1.30%    2.65%      8.41     14.81     2,369,761      24,773,760    11.71%      13.22%      1.94%
            2009                 1.30%    2.65%      7.47     13.15     2,778,210      25,482,492    23.02%      24.69%      2.88%
            2008                 1.30%    2.65%      6.02     10.41     3,279,387      24,170,085   -38.80%     -37.96%      2.55%
            2007                 1.30%    2.65%      9.75     16.93     4,338,906      51,876,026     2.54%       3.94%      1.54%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DWS VIP EQUITY 500 INDEX CLASS B
            2011                 1.15%    2.80%    $ 9.71    $13.84     2,068,470  $   25,866,328    -1.30%       0.34%      1.41%
            2010                 1.15%    2.80%      9.84     13.83     2,867,522      35,007,227    11.36%      13.21%      1.67%
            2009                 1.15%    2.80%      8.76     12.24     3,130,133      33,955,820    22.55%      24.59%      2.53%
            2008                 1.15%    2.80%      7.03      9.84     3,323,686      29,391,732   -39.07%     -38.06%      2.13%
            2007                 1.15%    2.85%     11.78     15.92     3,221,316      47,252,950     2.08%       3.73%      1.22%
DWS VIP SMALL CAP INDEX CLASS A
            2011                 1.30%    2.65%     10.18     19.02       290,157       5,003,402    -6.92%      -5.65%      0.88%
            2010                 1.30%    2.65%     10.92     20.33       390,509       7,149,169    23.09%      24.76%      0.93%
            2009                 1.30%    2.65%      8.86     16.44       490,142       7,212,160    23.26%      24.94%      1.83%
            2008                 1.30%    2.65%     11.45     13.27       575,785       6,804,093   -35.85%     -34.98%      1.65%
            2007                 1.30%    2.65%     17.72     20.69       735,210      13,405,275    -4.47%      -3.17%      0.89%
DWS VIP SMALL CAP INDEX CLASS B
            2011                 1.10%    2.80%     10.18     17.00       897,245      12,331,980    -7.21%      -5.62%      0.60%
            2010                 1.10%    2.80%     10.88     18.06     1,109,169      16,421,906    22.63%      24.73%      0.70%
            2009                 1.10%    2.80%      8.73     14.52     1,412,601      16,755,116    22.78%      24.89%      1.69%
            2008                 1.10%    2.80%      6.99     11.65     1,941,075      18,430,158   -36.14%     -35.05%      1.35%
            2007                 1.10%    2.85%     11.16     17.98     2,539,796      37,470,213    -4.91%      -3.38%      0.61%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2011                 0.65%    3.20%      9.61     17.14    63,087,761     912,428,246    -5.52%      -3.41%      0.81%
            2010                 0.65%    2.85%     10.16     17.87    61,036,851     938,786,812    13.64%      16.17%      1.06%
            2009                 0.65%    2.85%      8.87     15.48    58,487,568     794,109,979    31.66%      34.59%      1.30%
            2008                 0.65%    2.85%      6.78     11.58    48,230,649     500,282,061   -44.30%     -43.32%      0.90%
            2007                 1.10%    2.85%     12.42     20.48    38,112,592     724,082,879    14.01%      15.96%      0.85%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2011                 1.40%    2.35%     11.89     14.87       468,306       5,855,188    -1.38%      -0.43%      2.36%
            2010                 1.40%    2.35%     11.96     15.00       556,864       6,992,880    12.48%      13.55%      1.73%
            2009                 1.40%    2.35%     10.56     13.27       685,293       7,578,540    27.44%      28.40%      2.17%
            2008                 1.40%    2.15%      8.24     10.19       885,428       7,625,372   -43.88%     -43.45%      2.06%
            2007                 1.40%    2.15%     14.60     18.16     1,299,142      19,795,659    -0.63%       0.12%      1.59%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
            2011                 1.30%    2.85%      9.21     14.53     2,861,794      35,610,265    -1.98%      -0.65%      2.09%
            2010                 1.30%    2.65%      9.38     14.70     3,620,280      45,488,308    11.91%      13.43%      1.53%
            2009                 1.30%    2.65%      8.37     13.03     4,451,795      49,328,897    26.49%      28.21%      1.98%
            2008                 1.30%    2.65%      6.61     10.22     5,495,296      47,467,613   -44.31%     -43.55%      2.10%
            2007                 1.30%    2.65%     11.84     18.21     6,845,010     104,868,409    -1.38%      -0.04%      1.54%
FIDELITY VIP GROWTH INITIAL CLASS
            2011                 1.40%    2.35%     10.34     14.48       460,052       4,775,306    -2.13%      -1.19%      0.34%
            2010                 1.40%    2.35%     10.46     14.72       538,248       5,652,969    21.29%      22.45%      0.26%
            2009                 1.40%    2.35%      8.55     12.08       647,204       5,549,321    25.31%      26.50%      0.43%
            2008                 1.40%    2.35%      6.75      9.41       777,690       5,288,086   -48.40%     -47.90%      0.71%
            2007                 1.40%    2.35%     12.97     18.20     1,060,215      13,793,116    24.26%      25.20%      0.88%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2011                 0.65%    3.15%      6.38     14.15    10,487,630     112,879,306    -2.84%      -0.68%      0.15%
            2010                 0.65%    2.85%      6.49     14.42     6,704,736      72,730,755    20.38%      22.94%      0.03%
            2009                 0.75%    2.85%      5.34     11.86     6,516,911      57,271,821    24.37%      27.01%      0.20%
            2008                 0.65%    2.85%      4.25      9.44     6,858,292      46,897,614   -48.79%     -47.91%      0.61%
            2007                 1.15%    2.85%      8.21     18.06     6,111,259      78,588,080    23.10%      25.09%      0.35%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2011                 0.65%    3.20%     10.17     13.49    33,192,208     426,177,922   -13.40%     -11.43%      0.02%
            2010                 0.65%    2.90%     11.75     15.32    27,343,150     403,627,732    24.96%      27.74%      0.14%
            2009                 0.65%    2.85%      9.40     12.07    22,158,329     259,905,147    35.83%      38.85%      0.45%
            2008                 0.65%    2.85%      6.91      8.74    24,760,020     212,067,044   -41.31%     -40.27%      0.24%
            2007                 1.10%    2.85%     12.02     14.66    18,422,757     266,663,938    12.10%      14.02%      0.50%
FIDELITY VIP OVERSEAS INITIAL CLASS
            2011                 1.40%    2.50%     10.93     15.30       153,184       1,688,755   -18.93%     -18.32%      1.33%
            2010                 1.40%    2.15%     13.38     18.87       169,524       2,285,225    10.71%      11.54%      1.31%
            2009                 1.40%    2.15%     12.00     17.04       212,209       2,561,986    23.84%      24.77%      1.96%
            2008                 1.40%    2.15%      9.61     13.76       278,109       2,693,356   -45.00%     -44.59%      2.30%
            2007                 1.40%    2.35%     17.35     25.02       377,037       6,583,118    14.82%      15.68%      3.30%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
FIDELITY VIP OVERSEAS SERVICE CLASS 2
            2011                 0.65%    2.95%    $ 7.52    $15.68     6,621,278  $   73,555,411   -19.67%     -17.88%      1.17%
            2010                 0.65%    2.85%      9.25     19.21     6,387,666      87,005,111     9.66%      12.10%      1.25%
            2009                 0.65%    2.85%      8.34     17.25     6,143,849      76,136,561    22.68%      25.40%      1.86%
            2008                 0.65%    2.85%      6.94     13.85     7,199,120      72,016,219   -45.51%     -44.60%      2.44%
            2007                 1.15%    2.80%     12.61     25.03     7,192,637     131,134,843    13.82%      15.60%      2.94%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2011                 0.65%    3.20%     10.61     12.06    45,492,856     530,064,143    -0.49%       1.72%      5.71%
            2010                 0.65%    2.85%     10.65     11.93    43,099,161     498,814,149     9.51%      11.94%      6.56%
            2009                 0.65%    2.85%      9.72     10.72    40,161,631     419,768,277    31.79%      34.72%      9.07%
            2008                 0.65%    2.85%      7.37      8.01    45,663,538     358,972,880   -31.63%     -30.43%      5.51%
            2007                 1.10%    2.85%     11.00     11.53    30,630,668     350,024,275     0.84%       2.57%      3.16%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2011                 0.65%    3.00%      7.59     18.98     7,932,229      99,563,324    -7.46%      -5.45%      0.00%
            2010                 0.65%    2.80%      8.09     20.31     8,661,182     115,470,893    24.10%      26.80%      0.00%
            2009                 0.65%    2.80%      6.43     16.21     8,125,612      84,045,660    39.61%      42.64%      0.00%
            2008                 0.65%    2.80%      4.54     11.50     8,416,602      61,007,232   -44.09%     -43.13%      0.00%
            2007                 1.10%    2.80%      8.01     20.38     8,116,799      99,601,237     8.17%       9.97%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2011                 0.60%    3.15%      8.54     10.61    66,563,230     615,076,571    -3.83%      -1.64%      2.47%
            2010                 0.60%    2.85%      8.88      9.80    54,494,842     509,112,460     8.07%      10.47%      1.69%
            2009                 0.65%    2.85%      8.15      8.92    38,857,221     332,056,609    22.51%      25.23%      1.91%
            2008                 0.65%    2.85%      6.69      7.17    32,812,982     229,277,740   -38.88%     -37.80%      3.40%
            2007                 1.10%    2.85%     11.18     11.54    19,477,930     223,014,246     0.62%       2.30%      1.36%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2011                 0.65%    3.05%     14.79     16.43    36,180,320     574,633,153    -3.66%      -1.51%      5.68%
            2010                 0.65%    2.85%     15.36     16.79    40,764,015     663,735,354    11.23%      13.71%      1.44%
            2009                 0.65%    2.85%     13.81     14.85    43,922,491     634,785,795    15.35%      17.91%     13.76%
            2008                 0.65%    2.85%     11.97     12.67    32,135,561     398,547,664     3.22%       5.04%      3.61%
            2007                 1.10%    2.85%     11.44     12.08    14,537,470     173,292,272     7.94%       9.73%      2.53%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2011                 1.10%    2.80%      8.11     14.09     4,138,216      48,108,484    -9.55%      -7.99%      1.35%
            2010                 1.10%    2.80%      8.82     15.43     4,977,019      63,340,595     4.43%       6.22%      1.38%
            2009                 1.10%    2.80%      8.31     14.64     5,941,949      71,676,759    27.48%      29.67%      3.42%
            2008                 1.10%    2.80%      6.41     11.37     8,941,572      83,661,526   -43.92%     -42.95%      1.79%
            2007                 1.10%    2.80%     11.25     20.08    11,165,734     184,159,759    -0.48%       1.18%      1.38%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
            2011                 0.65%    2.60%     10.01     12.36    13,467,908     156,722,125    -9.51%      -7.87%      1.32%
            2010                 0.65%    2.45%     12.91     13.41     7,082,817      94,298,079     8.21%      10.17%      1.10%
            2009                 0.65%    2.45%     12.05     12.09     1,764,860      21,433,908    16.05%      16.35%      5.61%
            2008     12/18/08    1.30%    1.55%     10.39     10.39         3,757          39,029     2.82%       4.56%      2.59%
HUNTINGTON VA BALANCED
            2011      6/13/11    1.15%    2.65%      9.62      9.71        96,988         939,589    -2.89%       5.80%      1.55%
HUNTINGTON VA DIVIDEND CAPTURE
            2011      6/29/11    1.15%    2.20%      9.77      9.83        32,379         317,940    -0.64%       9.19%      6.87%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                 1.40%    2.15%      3.73     11.54       430,501       2,450,534    -9.87%      -9.19%      0.15%
            2010                 1.40%    2.35%      4.12     12.80       507,972       3,167,577    12.80%      13.88%      0.73%
            2009                 1.40%    2.35%      3.64     11.32       603,996       3,291,006    18.27%      19.40%      0.61%
            2008                 1.40%    2.35%      3.06      9.56       748,284       3,358,095   -43.83%     -43.29%      0.00%
            2007                 1.40%    2.35%      5.41     16.98       996,399       7,865,602     9.63%      10.46%      0.00%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
            2011                 1.30%    2.15%      8.34     11.26       137,771       1,219,587   -10.07%      -9.30%      0.00%
            2010                 1.30%    2.35%      9.25     12.53       169,708       1,684,412    12.53%      13.72%      0.52%
            2009                 1.30%    2.35%      8.19     10.95       200,661       1,748,252    17.92%      19.16%      0.26%
            2008                 1.30%    2.35%      6.92      9.29       273,162       1,996,280   -43.96%     -43.37%      0.00%
            2007                 1.30%    2.35%     12.29     16.57       348,396       4,499,119     9.14%      10.29%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
INVESCO V.I. CORE EQUITY SERIES I
            2011                 1.40%    2.35%    $ 7.25    $14.60       923,568  $    8,890,121    -2.39%      -1.45%      0.93%
            2010                 1.40%    2.35%      7.39     14.92     1,084,566      10,646,779     7.01%       8.03%      0.95%
            2009                 1.40%    2.35%      6.86     13.92     1,322,617      11,940,692    25.32%      26.51%      1.80%
            2008                 1.40%    2.35%      5.45     11.08     1,568,047      11,156,757   -31.77%     -31.11%      1.95%
            2007                 1.40%    2.35%      7.94     16.21     2,005,117      20,947,610     5.61%       6.61%      1.01%
INVESCO V.I. CORE EQUITY SERIES II
            2011                 1.30%    2.55%     10.82     14.67       246,051       2,952,470    -2.81%      -1.58%      0.74%
            2010                 1.30%    2.55%     11.06     14.99       308,954       3,809,067     6.50%       7.84%      0.79%
            2009                 1.30%    2.55%     10.32     13.98       340,947       3,868,376    24.76%      26.33%      1.52%
            2008                 1.30%    2.55%      8.23     11.12       430,419       3,828,214   -32.08%     -31.22%      1.74%
            2007                 1.30%    2.55%     12.04     15.84       519,086       6,677,207     5.37%       6.49%      0.84%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                 1.40%    2.15%     10.02     20.44       204,907       2,801,448    -8.73%      -8.04%      1.58%
            2010                 1.40%    2.35%     10.94     22.39       263,208       3,840,873    10.24%      11.29%      2.20%
            2009                 1.40%    2.35%      9.87     20.27       336,089       4,428,359    32.11%      33.36%      1.45%
            2008                 1.40%    2.35%      7.43     15.32       420,693       4,158,730   -41.76%     -41.21%      0.47%
            2007                 1.40%    2.35%     12.69     26.25       605,909      10,314,167    12.28%      13.12%      0.37%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
            2011                 1.30%    2.65%     16.89     20.16       142,128       2,577,326    -9.43%      -8.19%      1.21%
            2010                 1.30%    2.65%     18.52     21.96       172,385       3,412,347     9.74%      11.15%      1.80%
            2009                 1.30%    2.60%     16.77     19.89       212,633       3,784,526    31.43%      33.17%      1.36%
            2008                 1.30%    2.60%     12.68     15.07       271,812       3,639,727   -42.05%     -41.32%      0.41%
            2007                 1.30%    2.55%     21.74     25.55       371,367       8,469,878    11.68%      12.97%      0.36%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2011                 1.30%    2.65%     12.52     16.14     1,260,860      19,911,213    -1.30%       0.04%      2.12%
            2010                 1.30%    2.65%     12.67     16.15     1,509,432      23,906,019     5.29%       6.72%      2.48%
            2009                 1.30%    2.65%     12.01     15.15     1,785,177      26,594,635    22.30%      23.96%      2.70%
            2008                 1.30%    2.65%      9.81     12.23     2,066,947      24,907,981   -18.26%     -17.14%      2.36%
            2007                 1.30%    2.65%     14.05     14.78     2,436,050      35,522,643     7.40%       8.86%      2.22%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2011                 1.30%    2.65%     12.52     21.14       355,119       6,511,254    -4.23%      -2.92%      0.00%
            2010                 1.30%    2.65%     13.05     22.15       433,483       8,185,966    22.24%      23.90%      0.00%
            2009                 1.30%    2.65%     10.66     18.01       539,746       8,235,735    40.67%      42.58%      0.00%
            2008                 1.30%    2.65%      7.57     12.73       664,109       7,127,862   -45.27%     -44.58%      0.05%
            2007                 1.30%    2.55%     13.82     23.14       904,616      17,592,253    18.68%      20.17%      0.07%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2011                 1.30%    2.20%      9.32     11.82       105,908       1,045,639   -15.86%     -15.08%      0.43%
            2010                 1.30%    2.20%     11.05     13.92       161,259       1,893,080    13.01%      14.03%      0.48%
            2009                 1.30%    2.20%      9.76     12.21       182,927       1,885,015    34.41%      35.63%      1.24%
            2008                 1.30%    2.45%      7.24      9.00       237,488       1,809,532   -46.15%     -45.52%      0.96%
            2007                 1.30%    2.45%     13.38     16.52       305,686       4,317,816     6.72%       7.95%      0.56%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
            2011                 0.65%    3.15%     10.88     11.20     3,000,311      33,023,222   -11.55%      -9.85%      0.09%
            2010      9/30/10    0.65%    2.55%     12.30     12.42       215,895       2,669,105    -0.11%       8.17%      0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
            2011                 0.65%    3.15%      9.92     10.17     3,402,354      34,253,853   -21.71%     -20.40%      0.75%
            2010     11/15/10    1.15%    2.80%     12.67     12.78       272,886       3,475,601     0.64%       5.16%      0.00%
LVIP AMERICAN GROWTH SERVICE CLASS II
            2011                 0.65%    3.15%     11.11     11.79    11,423,039     133,305,045    -7.40%      -5.77%      0.06%
            2010     11/15/10    1.15%    2.90%     12.00     12.51     1,002,804      12,501,693    -5.95%       7.68%      0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
            2011                 0.65%    3.15%     11.00     11.78     8,600,561     100,295,861    -5.03%      -3.35%      0.11%
            2010     11/15/10    1.15%    2.90%     11.58     12.19       716,818       8,707,074     0.81%       6.27%      0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
            2011                 0.65%    3.15%     10.15     10.48     6,987,342      71,931,847   -16.69%     -14.88%      0.10%
            2010      9/30/10    0.65%    2.80%     12.18     12.31       491,701       6,021,912     0.05%       6.50%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.65%    3.15%    $10.49    $12.18     8,903,616  $   99,455,460     1.15%       3.35%      0.00%
            2010                 0.65%    2.80%     10.37     11.84     8,058,862      87,917,150    22.90%      25.57%      0.00%
            2009                 0.65%    2.85%      8.42      9.47     7,094,204      62,270,365    34.43%      37.43%      0.00%
            2008                 0.65%    2.85%      6.27      6.92     6,418,205      41,420,290   -40.85%     -39.80%      0.00%
            2007                 1.10%    2.85%     10.60     11.49     3,386,775      36,545,045     0.56%       2.24%      0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
            2011                 0.65%    3.20%     10.74     11.27    20,637,422     228,952,130     8.74%      11.04%      3.13%
            2010     11/15/10    0.75%    2.85%      9.87     10.15     1,401,242      14,135,797    -2.27%       1.40%      0.59%
LVIP CAPITAL GROWTH SERVICE CLASS
            2011                 0.65%    3.00%      8.02     10.50    22,126,342     198,333,052   -11.75%      -9.83%      0.00%
            2010                 0.65%    2.80%      9.09      9.82    14,883,910     144,635,021    15.39%      17.90%      0.00%
            2009                 0.65%    2.80%      7.88      8.33     6,996,813      57,764,897    30.81%      33.66%      0.11%
            2008                 0.65%    2.80%      6.06      6.19     1,248,367       7,720,820   -43.12%     -42.37%      0.00%
            2007      6/5/07     1.10%    2.70%     10.63     10.74       121,888       1,304,575    -2.84%       9.70%      0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2011                 0.65%    3.20%      6.20     10.58    12,157,357      79,776,963   -11.47%      -9.49%      0.00%
            2010                 0.65%    2.85%      7.01      7.59     9,934,577      72,646,063    14.36%      16.90%      0.00%
            2009                 0.65%    2.85%      6.13      6.49     8,708,761      55,042,103    33.62%      36.60%      0.00%
            2008                 0.65%    2.85%      4.58      4.72     8,333,923      38,920,478   -43.80%     -42.81%      1.32%
            2007      6/1/07     1.10%    2.85%      8.16      8.25     3,891,548      31,969,536   -18.94%      -7.02%      0.59%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2011                 0.65%    2.95%      8.30     10.87     2,717,477      23,880,418    -4.71%      -2.64%      0.00%
            2010                 0.65%    2.80%      8.71      9.40     1,678,328      15,228,244    21.02%      23.64%      0.00%
            2009                 0.65%    2.80%      7.19      7.60     1,005,257       7,453,659    20.92%      23.55%      0.41%
            2008                 0.65%    2.80%      5.95      6.11       636,739       3,857,022   -35.96%     -34.89%      0.33%
            2007      6/1/07     1.15%    2.80%      9.29      9.38        87,108         814,572    -8.28%       2.76%      0.67%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 1.30%    3.00%     12.73     18.73    10,208,683     174,089,656     4.82%       6.25%      3.14%
            2010                 1.30%    2.65%     12.12     17.65    12,528,320     202,938,969     5.65%       7.09%      3.28%
            2009                 1.30%    2.65%     11.46     16.50    14,710,742     223,876,924    15.79%      17.37%      4.14%
            2008                 1.30%    2.65%      9.88     14.07    17,222,416     224,703,303    -5.46%      -4.18%      4.36%
            2007                 1.30%    2.65%     10.44     14.70    21,356,530     292,323,892     2.69%       4.08%      4.72%
LVIP DELAWARE BOND SERVICE CLASS
            2011                 0.65%    3.15%     10.27     14.14   146,615,142   1,917,256,346     4.19%       6.56%      3.24%
            2010                 0.65%    2.90%     11.58     13.36   118,782,318   1,497,358,649     5.08%       7.42%      3.52%
            2009                 0.65%    2.85%     11.02     12.53    83,225,660     987,925,269    15.15%      17.71%      4.68%
            2008                 0.65%    2.85%      9.57     10.72    57,669,586     590,700,221    -5.98%      -4.32%      4.75%
            2007                 1.10%    2.85%     10.18     11.23    48,409,964     525,317,008     2.22%       3.97%      4.98%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2011                 0.65%    3.20%      9.63      9.97    13,165,319     129,180,469    -3.29%      -1.23%      2.27%
            2010     11/15/10    0.75%    2.85%      9.96     10.09     1,228,387      12,318,833    -0.19%       0.07%      0.21%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 1.30%    2.55%     10.44     14.88       731,988      10,388,706    -4.49%      -3.29%      1.99%
            2010                 1.30%    2.55%     10.92     15.50       882,963      13,017,473     9.65%      11.03%      2.51%
            2009                 1.30%    2.55%      9.96     14.07     1,115,182      14,893,081    28.67%      30.29%      1.52%
            2008                 1.30%    2.65%      7.73     10.81     1,511,001      15,329,718   -34.97%     -34.09%      5.79%
            2007                 1.30%    2.65%     11.87     16.54     2,317,237      36,186,157     3.59%       5.00%      1.67%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2011                 0.65%    2.85%      9.93     14.35     1,807,281      23,106,109    -5.02%      -2.90%      1.72%
            2010                 0.65%    2.85%     10.26     14.88     2,214,985      29,667,952     9.05%      11.48%      2.34%
            2009                 0.65%    2.85%      9.22     13.44     2,908,852      35,537,545    27.96%      30.81%      1.20%
            2008                 0.65%    2.85%      7.43     10.35     4,435,530      41,922,453   -35.26%     -34.15%      6.46%
            2007                 1.15%    2.85%     11.28     15.75     4,099,903      59,389,376     3.18%       4.90%      1.60%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2011                 0.65%    2.95%      9.18     10.32     3,596,976      36,014,898    -1.94%       0.09%      0.73%
            2010                 0.75%    2.80%      9.26     10.36     3,514,396      35,521,339     9.44%      11.70%      0.67%
            2009                 0.75%    2.80%      8.30      9.32     3,192,725      29,147,328    20.81%      23.31%      0.91%
            2008                 0.75%    2.80%      7.19      7.60     2,365,920      17,695,340   -37.76%     -36.73%      1.06%
            2007                 1.15%    2.80%     11.55     12.02     1,889,411      22,449,840     2.93%       4.54%      1.19%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 1.30%    2.70%    $ 9.90    $15.93       682,911  $    9,729,522    -1.99%      -0.66%      0.69%
            2010                 1.30%    2.65%     10.09     16.31       859,633      12,406,132     8.65%      10.13%      0.58%
            2009                 1.30%    2.65%      9.27     14.92     1,015,178      13,335,713    26.60%      28.32%      0.67%
            2008                 1.30%    2.65%      7.31     11.72     1,260,321      12,930,385   -36.13%     -35.26%      0.83%
            2007                 1.30%    2.65%     11.43     18.23     1,584,462      25,166,950     0.27%       1.64%      0.84%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2011                 0.65%    3.00%      9.35     15.05     3,498,836      44,160,362    -2.48%      -0.36%      0.41%
            2010                 0.65%    2.80%      9.41     15.21     3,768,826      49,233,488     8.22%      10.46%      0.26%
            2009                 0.65%    2.70%      8.54     13.86     4,055,609      49,637,690    26.09%      28.70%      0.36%
            2008                 0.65%    2.70%      7.31     10.85     4,384,397      42,910,993   -36.38%     -35.45%      0.55%
            2007                 1.25%    2.80%     11.43     16.82     4,848,658      75,403,936    -0.03%       1.43%      0.64%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2011                 0.65%    3.15%      8.19      9.04     4,447,468      38,587,554    -8.14%      -6.14%      0.00%
            2010                 0.65%    2.80%      8.92      9.64     2,926,149      27,220,347    26.59%      29.33%      0.51%
            2009                 0.65%    2.80%      7.04      7.45     1,579,299      11,479,826    26.40%      29.15%      0.66%
            2008                 0.65%    2.80%      5.59      5.71     1,463,515       8,306,542   -38.51%     -37.64%      1.24%
            2007      6/12/07    1.25%    2.65%      9.08      9.16       364,016       3,326,595    -9.80%       2.13%      0.99%
LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
            2011     12/5/11     0.65%    1.70%      8.31      8.36        11,357          94,696    -3.15%       1.73%      0.00%
LVIP DIMENSIONAL NON-U.S. EQUITY SERVICE CLASS
            2011      5/24/11    0.65%    3.00%      8.23      8.35     1,692,525      14,040,113   -18.73%       1.75%      0.17%
LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
            2011     12/5/11     0.65%    1.70%      9.36      9.42         8,907          83,740    -0.06%       0.74%      0.00%
LVIP DIMENSIONAL U.S. EQUITY SERVICE CLASS
            2011      5/24/11    0.65%    3.00%      9.27      9.41     2,594,767      24,262,709    -8.42%      11.63%      0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
            2011     12/5/11     0.65%    1.70%     10.35     10.42         8,895          92,396     0.20%       0.56%      0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND SERVICE CLASS
            2011      5/23/11    0.65%    3.20%     10.12     10.41     4,856,542      50,192,610    -0.13%       3.71%      0.26%
LVIP GLOBAL INCOME SERVICE CLASS
            2011                 0.60%    3.20%     10.75     11.71    34,679,354     393,735,508    -2.01%       0.23%      4.55%
            2010                 0.60%    2.85%     11.26     11.67    20,536,946     235,905,015     6.34%       8.71%      3.35%
            2009      7/1/09     0.65%    2.85%     10.59     10.74     5,360,215      57,213,255    -0.15%       6.19%      2.72%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 1.30%    2.65%     10.06     13.82       173,576       2,112,536    -8.15%      -6.90%      0.20%
            2010                 1.30%    2.65%     10.94     14.97       215,585       2,825,485     8.54%       9.91%      0.70%
            2009                 1.30%    2.55%     10.07     13.74       236,966       2,833,177    35.04%      36.74%      0.81%
            2008                 1.30%    2.55%      7.46     10.13       278,559       2,443,401   -42.31%     -41.59%      0.68%
            2007                 1.30%    2.55%     12.92     17.31       298,124       4,493,378    17.38%      18.86%      0.26%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
            2011                 0.65%    3.20%      9.84     13.40     4,028,664      48,611,933    -8.53%      -6.54%      0.00%
            2010                 0.65%    2.80%     10.64     14.44     4,790,609      63,658,856     8.01%      10.25%      0.52%
            2009                 0.75%    2.80%      9.67     13.17     4,489,735      54,781,676    34.36%      37.14%      0.95%
            2008                 0.75%    2.80%      7.41      9.66     2,805,952      24,856,506   -42.60%     -41.64%      0.51%
            2007                 1.15%    2.80%     12.91     16.59     2,223,674      34,519,014    16.80%      18.62%      0.08%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
            2011                 0.65%    3.20%     10.50     10.98     6,925,613      75,331,715    -0.40%       1.36%      9.46%
            2010     11/16/10    1.15%    2.90%     10.54     10.84       300,856       3,246,962     0.07%       1.53%      1.12%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2011                 0.60%    2.95%      6.91     11.04    14,718,003     113,856,658   -12.63%     -10.64%      2.85%
            2010                 0.60%    2.85%      7.91      8.56    11,583,789      96,896,427     9.66%      12.09%      0.58%
            2009                 0.65%    2.85%      7.21      7.64     7,190,493      53,643,846    31.70%      34.63%      0.83%
            2008                 0.65%    2.85%      5.48      5.63     4,128,581      23,019,042   -50.50%     -49.65%      1.05%
            2007      6/1/07     1.15%    2.85%     11.06     11.18     1,856,720      20,680,646    -4.83%      14.91%      0.98%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP MFS VALUE SERVICE CLASS
            2011                 0.65%    3.15%    $ 7.77    $10.79    64,066,802  $  551,815,744    -3.15%      -1.00%      1.33%
            2010                 0.65%    2.85%      8.02      8.69    48,122,826     409,771,177     8.19%      10.59%      1.24%
            2009                 0.65%    2.85%      7.42      7.86    29,898,812     231,005,259    17.28%      19.89%      1.61%
            2008                 0.65%    2.85%      6.33      6.50    12,586,764      81,499,360   -34.33%     -33.23%      1.97%
            2007      6/5/07     1.15%    2.80%      9.64      9.74     1,167,639      11,323,296    -4.50%       5.67%      1.27%
LVIP MID-CAP VALUE SERVICE CLASS
            2011                 0.65%    3.20%      7.18      7.95     5,810,819      44,365,619   -12.09%     -10.13%      0.00%
            2010                 0.65%    2.85%      8.17      8.85     4,779,106      40,801,285    20.12%      22.79%      0.01%
            2009                 0.65%    2.85%      6.80      7.21     3,294,804      23,145,869    38.09%      41.17%      0.30%
            2008                 0.65%    2.85%      4.93      5.07     2,592,831      13,021,942   -42.52%     -41.50%      0.09%
            2007      6/5/07     1.10%    2.85%      8.57      8.66     1,598,830      13,800,842   -15.89%      -7.65%      0.28%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 1.30%    2.70%      9.85     18.32       983,587      17,121,039    -6.72%      -5.45%      2.83%
            2010                 1.30%    2.65%     10.55     19.61     1,202,225      22,423,804    -0.21%       1.14%      3.16%
            2009                 1.30%    2.65%     10.55     19.53     1,444,227      26,747,196    18.06%      19.67%      3.16%
            2008                 1.30%    2.65%      8.92     16.45     1,825,281      28,349,359   -38.31%     -37.47%      4.45%
            2007                 1.30%    2.65%     14.45     26.50     2,434,134      60,083,052     8.57%      10.05%      1.89%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2011                 0.65%    3.20%      8.00     17.21     7,933,392     102,799,297    -7.14%      -5.07%      2.83%
            2010                 0.65%    2.85%      8.52     18.25     7,872,078     111,459,611    -0.66%       1.55%      3.15%
            2009                 0.65%    2.85%      8.67     18.10     7,692,810     111,025,754    17.53%      20.14%      2.98%
            2008                 0.65%    2.85%      7.59     15.17     8,454,702     105,135,796   -38.59%     -37.54%      4.54%
            2007                 1.15%    2.85%     14.45     24.34     9,014,480     185,875,399     8.08%       9.83%      1.82%
LVIP MONEY MARKET STANDARD CLASS
            2011                 1.30%    2.65%      9.25     11.55     5,721,128      60,993,041    -2.59%      -1.26%      0.03%
            2010                 1.30%    2.65%      9.50     11.71     6,137,587      66,685,675    -2.57%      -1.24%      0.05%
            2009                 1.30%    2.65%      9.75     11.87     9,480,305     104,203,478    -2.32%      -0.99%      0.32%
            2008                 1.30%    2.65%      9.98     12.00    16,028,543     178,597,067    -0.33%       1.02%      2.26%
            2007                 1.30%    2.65%     10.02     11.89    11,203,496     124,212,124     2.22%       3.61%      4.84%
LVIP MONEY MARKET SERVICE CLASS
            2011                 0.60%    3.20%      9.20     10.47    35,549,205     358,035,288    -2.78%      -0.58%      0.03%
            2010                 0.60%    2.85%      9.44     10.60    33,514,174     342,966,801    -2.77%      -0.61%      0.04%
            2009                 0.65%    2.85%      9.69     10.73    41,001,437     425,778,435    -2.73%      -0.57%      0.09%
            2008                 0.65%    2.85%      9.94     10.85    58,655,759     619,101,956    -0.78%       0.92%      1.91%
            2007                 1.15%    2.85%     10.00     10.77    26,010,828     273,357,558     1.76%       3.40%      4.59%
LVIP PROTECTED PROFILE 2010 SERVICE CLASS
            2011                 0.75%    2.80%      9.80     10.77       761,580       7,858,988    -1.80%       0.24%      0.74%
            2010                 0.75%    2.80%      9.98     10.74       828,075       8,599,298     8.11%      10.35%      0.81%
            2009                 0.75%    2.80%      9.25      9.74       958,871       9,115,520    20.79%      23.17%      1.76%
            2008                 0.75%    2.70%      7.66      7.85       754,985       5,875,176   -26.12%     -24.97%      2.27%
            2007      7/11/07    1.15%    2.70%     10.37     10.47       122,994       1,280,748     0.02%       6.47%      0.41%
LVIP PROTECTED PROFILE 2020 SERVICE CLASS
            2011                 0.75%    2.80%      9.32     10.24     1,695,997      16,681,468    -2.81%      -0.80%      0.74%
            2010                 0.75%    2.80%      9.59     10.33     1,816,906      18,173,482     8.67%      10.92%      0.68%
            2009                 0.75%    2.80%      8.82      9.31     1,720,813      15,652,752    21.89%      24.41%      1.71%
            2008                 0.75%    2.80%      7.25      7.43     1,286,969       9,484,720   -29.01%     -27.90%      1.65%
            2007      6/14/07    1.15%    2.70%     10.21     10.31       210,936       2,167,954    -1.81%       7.80%      0.36%
LVIP PROTECTED PROFILE 2030 SERVICE CLASS
            2011                 0.75%    2.85%      9.03      9.95     1,054,400      10,026,943    -3.60%      -1.55%      0.63%
            2010                 0.75%    2.85%      9.37     10.10     1,090,359      10,633,763     9.10%      11.42%      0.55%
            2009                 0.75%    2.85%      8.58      9.07     1,223,378      10,817,678    24.06%      26.70%      1.59%
            2008                 0.75%    2.85%      6.94      7.09       646,887       4,561,711   -32.79%     -31.84%      0.93%
            2007      6/5/07     1.30%    2.70%     10.32     10.41        90,098         934,122    -2.40%       8.65%      0.40%
LVIP PROTECTED PROFILE 2040 SERVICE CLASS
            2011                 1.15%    2.85%      8.47      9.16       633,963       5,663,052    -4.47%      -2.83%      0.62%
            2010                 1.15%    2.85%      8.86      9.42       681,006       6,293,112    10.20%      12.09%      0.56%
            2009                 1.15%    2.85%      8.04      8.37       624,977       5,177,281    26.96%      28.94%      1.27%
            2008                 1.30%    2.85%      6.35      6.49       517,107       3,326,300   -37.43%     -36.54%      0.24%
            2007      7/16/07    1.30%    2.70%     10.15     10.23        39,057         397,179    -2.92%       4.57%      1.08%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP PROTECTED PROFILE CONSERVATIVE SERVICE CLASS
            2011                 0.65%    3.15%    $10.62    $12.91    33,493,486  $  417,683,901     0.47%       2.76%      1.79%
            2010                 0.65%    2.90%     11.56     12.64    30,806,255     378,674,328     7.13%       9.52%      3.58%
            2009                 0.65%    2.85%     10.70     11.61    27,297,773     309,685,249    21.05%      23.61%      4.15%
            2008                 0.75%    2.85%      8.92      9.44    21,489,015     199,198,042   -20.94%     -19.58%      2.03%
            2007                 1.15%    2.85%     11.23     11.75    13,219,924     153,394,188     4.49%       6.28%      1.94%
LVIP PROTECTED PROFILE GROWTH SERVICE CLASS
            2011                 0.65%    3.15%      9.94     11.84    64,143,521     733,350,041    -3.05%      -0.89%      1.76%
            2010                 0.65%    2.85%     10.24     12.02    55,624,756     649,763,390     9.27%      11.70%      2.66%
            2009                 0.65%    2.85%      9.35     10.82    51,327,593     543,175,797    25.09%      27.88%      4.39%
            2008                 0.65%    2.85%      7.77      8.51    48,840,768     408,610,151   -35.45%     -34.31%      0.83%
            2007                 1.10%    2.85%     12.46     12.98    36,610,548     469,022,681     6.46%       8.18%      1.56%
LVIP PROTECTED PROFILE MODERATE SERVICE CLASS
            2011                 0.65%    3.20%     11.07     12.49    97,255,844   1,171,356,272    -1.92%       0.26%      1.56%
            2010                 0.65%    2.85%     11.16     12.54    88,617,281   1,078,285,914     8.54%      10.96%      2.80%
            2009                 0.65%    2.85%     10.08     11.37    80,244,518     890,296,676    24.14%      26.90%      4.21%
            2008                 0.65%    2.85%      8.39      9.01    73,977,108     654,007,813   -28.87%     -27.61%      1.88%
            2007                 1.10%    2.85%     11.98     12.47    52,232,085     642,331,532     5.99%       7.65%      1.28%
LVIP SSgA BOND INDEX SERVICE CLASS
            2011                 0.65%    3.15%     10.18     12.17    81,296,726     952,715,198     4.07%       6.44%      2.79%
            2010                 0.65%    2.90%     10.82     11.43    85,241,062     948,775,048     2.74%       5.02%      2.10%
            2009                 0.65%    2.85%     10.53     10.89    45,904,548     491,682,947     1.33%       3.59%      2.21%
            2008      6/24/08    0.65%    2.85%     10.39     10.51    12,107,364     126,524,359     2.17%       6.13%      0.95%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
            2011                 0.65%    3.00%     10.35     10.57     3,047,205      32,014,658    -0.39%       1.12%      0.23%
            2010     11/17/10    1.30%    2.80%     10.39     10.45       282,388       2,944,310     0.50%       1.74%      0.00%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 0.65%    3.15%     10.33     10.53    13,733,029     143,541,076    -0.19%       1.22%      0.21%
            2010     11/17/10    1.30%    2.70%     10.35     10.41     1,020,141      10,594,850     0.00%       1.55%      0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2011                 0.65%    2.95%      7.73      8.35    16,169,685     130,126,370   -14.82%     -12.92%      2.29%
            2010                 0.65%    2.85%      9.07      9.59    14,813,167     138,293,111     3.99%       6.31%      1.23%
            2009                 0.65%    2.85%      8.72      9.02     7,672,745      68,094,266    40.27%      43.39%      1.72%
            2008      6/26/08    0.65%    2.85%      6.22      6.29     2,737,409      17,122,014   -36.36%      20.35%      2.37%
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011     12/5/11     1.70%    1.70%     14.91     14.91           944          14,087    -4.18%      -4.18%      0.00%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
            2011                 0.65%    3.15%     11.31     12.22    13,252,989     155,980,136   -17.54%     -15.70%      2.37%
            2010                 0.65%    2.85%     13.71     14.50    11,936,863     168,453,712    23.87%      26.62%      1.10%
            2009                 0.65%    2.85%     11.07     11.45     7,338,465      82,652,795    84.14%      88.24%      1.48%
            2008      6/26/08    0.65%    2.85%      6.01      6.08     2,345,082      14,179,848   -38.84%      21.08%      1.46%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
            2011                 0.65%    3.15%      9.13     10.94    21,907,148     231,199,458    -2.80%      -0.69%      1.48%
            2010                 0.65%    2.80%      9.21     11.09     5,918,960      63,997,052     5.48%       7.78%      0.84%
            2009                 0.65%    2.85%      8.61     10.35     5,385,891      54,613,994    26.80%      29.49%      5.30%
            2008                 0.75%    2.85%      7.13      8.03     8,907,561      70,291,413   -42.29%     -41.27%      0.30%
            2007                 1.10%    2.85%     13.16     13.69     8,376,524     113,226,459     7.69%       9.37%      0.73%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
            2011                 0.65%    2.95%      6.94      7.50    26,518,034     191,861,496   -15.05%     -13.16%      1.15%
            2010                 0.65%    2.85%      8.17      8.64    23,605,346     198,623,794     3.78%       6.09%      1.49%
            2009                 0.65%    2.85%      7.88      8.15    11,816,356      94,717,158    23.95%      26.71%      1.91%
            2008      6/26/08    0.65%    2.85%      6.36      6.43     3,478,166      22,232,589   -35.72%      18.05%      1.74%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
            2011                 0.65%    3.15%     10.42     11.25    26,026,743     282,152,292    -0.81%       1.40%      1.37%
            2010                 0.65%    2.85%     10.50     11.10    26,778,012     289,254,755    15.56%      18.13%      1.21%
            2009                 0.65%    2.85%      9.09      9.40    15,341,530     141,798,422    31.16%      34.08%      1.51%
            2008      6/26/08    0.65%    2.85%      6.93      7.01     4,737,060      33,002,221   -31.01%       9.87%      0.83%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA MODERATE INDEX ALLOCATION SERVICE CLASS
            2011                 0.65%    3.15%    $10.29    $10.50     6,709,031  $   69,827,648    -3.03%      -1.62%      0.09%
            2010     11/16/10    1.15%    2.60%     10.61     10.67       386,790       4,120,405    -0.04%       2.82%      0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 0.65%    3.15%     10.25     10.52    32,114,185     332,998,959    -2.82%      -0.71%      0.20%
            2010     11/16/10    0.75%    2.90%     10.51     10.75     2,706,824      28,557,076     0.32%       2.75%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
            2011                 0.65%    3.00%     10.15     10.39     7,300,410      75,180,805    -5.47%      -3.90%      0.03%
            2010     11/18/10    1.15%    2.80%     10.74     10.81       542,212       5,847,902    -0.04%       2.21%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 0.65%    3.00%     10.30     10.59    22,719,184     237,348,906    -4.61%      -2.73%      0.18%
            2010     11/18/10    0.75%    2.70%     10.80     10.89     1,483,235      16,077,151     0.03%       3.66%      0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 1.40%    2.60%      9.27     10.04       191,922       1,897,063    -0.76%       0.43%      0.97%
            2010                 1.40%    2.60%      9.37      9.99       204,002       2,012,755    11.84%      13.13%      1.25%
            2009                 1.40%    2.55%      8.67      8.83       176,761       1,551,468    23.86%      24.36%      1.79%
            2008                 1.40%    1.80%      7.05      7.10        70,013         496,689   -38.19%     -38.07%      6.15%
            2007      4/27/07    1.40%    1.60%     11.41     11.47        22,682         259,980    -1.64%      -1.51%      1.11%
LVIP SSgA S&P 500 INDEX SERVICE CLASS
            2011                 0.65%    3.15%      8.67      9.97    43,622,939     421,172,307    -1.26%       0.94%      0.68%
            2010                 0.65%    2.85%      8.77      9.94    43,337,481     418,910,568    11.23%      13.71%      1.14%
            2009                 0.65%    2.85%      7.77      8.79    25,348,953     217,699,880    22.25%      24.97%      1.56%
            2008                 0.65%    2.85%      6.68      7.08     9,350,393      64,897,157   -39.08%     -38.06%      5.62%
            2007      4/27/07    1.15%    2.80%     10.79     11.44     1,724,252      19,455,047    -3.29%       1.87%      1.23%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011      12/5/11    1.70%    1.70%     14.63     14.63           798          11,669    -0.78%      -0.78%      0.00%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
            2011                 0.65%    3.20%      8.03      8.89    14,871,629     126,195,557    -7.48%      -5.42%      0.11%
            2010                 0.65%    2.85%      8.68      9.40    13,551,043     122,688,382    22.34%      25.06%      0.36%
            2009                 0.65%    2.85%      7.10      7.52     8,628,513      63,133,650    22.17%      24.89%      0.65%
            2008                 0.65%    2.85%      5.81      5.98     4,021,344      23,798,001   -35.96%     -34.86%      1.31%
            2007      6/5/07     1.10%    2.80%      9.08      9.18       733,570       6,708,346   -10.14%      -0.28%      0.79%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
            2011                 0.65%    3.15%     12.39     13.39     6,952,262      89,660,120    -5.20%      -3.09%      1.40%
            2010                 0.65%    2.85%     13.07     13.81     7,055,885      94,875,875    23.85%      26.61%      1.81%
            2009                 0.65%    2.85%     10.55     10.91     4,142,174      44,470,690    47.05%      50.31%      1.90%
            2008      6/26/08    0.65%    2.85%      7.18      7.26     1,385,280       9,999,517   -34.57%      11.96%      1.49%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2011                 0.65%    2.95%      8.31      9.20     9,783,128      86,030,329    -4.65%      -2.53%      0.00%
            2010                 0.65%    2.85%      8.72      9.44     7,849,330      71,341,526    13.17%      15.68%      0.00%
            2009                 0.65%    2.85%      7.71      8.16     5,541,855      43,985,519    38.79%      41.80%      0.00%
            2008                 0.65%    2.80%      5.56      5.70     1,771,051      10,018,182   -43.59%     -42.71%      0.00%
            2007      6/1/07     1.25%    2.80%      9.85      9.94       678,322       6,726,069    -4.45%       2.43%      0.20%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 1.30%    2.80%     11.62     18.13       137,181       2,184,638    -6.38%      -5.11%      0.00%
            2010                 1.30%    2.65%     12.40     19.27       169,937       2,874,844    25.02%      26.71%      0.00%
            2009                 1.30%    2.65%      9.90     15.34       164,956       2,212,388    42.51%      44.45%      0.10%
            2008                 1.30%    2.65%      6.94     10.71       149,632       1,390,133   -44.28%     -43.52%      0.00%
            2007                 1.30%    2.65%     15.81     19.12       166,583       2,745,922    10.62%      12.12%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2011                 0.65%    2.95%     11.02     17.39     4,086,361      60,225,079    -6.81%      -4.74%      0.00%
            2010                 0.65%    2.85%     11.59     18.38     3,027,569      47,561,006    24.46%      27.23%      0.00%
            2009                 0.65%    2.85%      9.13     14.55     2,315,538      28,997,538    41.87%      45.02%      0.00%
            2008                 0.65%    2.85%      6.90     10.10     1,579,142      13,817,663   -44.53%     -43.57%      0.00%
            2007                 1.15%    2.85%     12.22     17.94     1,103,701      17,411,256    10.12%      12.00%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP TEMPLETON GROWTH SERVICE CLASS
            2011                 0.65%    3.15%    $ 7.07    $10.81    15,769,152  $  118,673,830    -6.11%      -3.96%      2.04%
            2010                 0.65%    2.90%      7.53      8.15    13,007,007     102,455,858     3.31%       5.61%      1.78%
            2009                 0.65%    2.85%      7.29      7.72    10,349,314      77,857,452    24.21%      26.98%      1.55%
            2008                 0.65%    2.85%      5.87      6.03    11,336,582      67,756,355   -39.61%     -38.58%      2.42%
            2007      6/1/07     1.10%    2.80%      9.72      9.82     4,655,053      45,556,801    -4.11%       3.03%      2.40%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
            2011                 0.65%    3.20%      8.51      9.40     3,834,978      34,168,087   -10.38%      -8.43%      0.00%
            2010                 0.65%    2.80%      9.49     10.26     2,994,921      29,442,450    23.44%      26.12%      0.00%
            2009                 0.65%    2.80%      7.67      8.14     1,924,863      15,157,607    43.96%      47.09%      0.00%
            2008                 0.65%    2.80%      5.31      5.49     1,899,168      10,252,684   -50.83%     -49.99%      0.00%
            2007      6/4/07     1.10%    2.80%     10.78     10.98     1,108,808      12,033,221     1.67%       9.71%      0.00%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
            2011      5/31/11    0.65%    3.15%      9.26     10.44     1,559,907      14,571,491    -8.09%      11.02%      0.84%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
            2011      5/24/11    0.65%    3.15%      8.26      9.10     1,069,284       8,915,387   -18.92%       6.08%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
            2011                 0.65%    3.15%      8.77      9.73     3,350,081      31,584,371    -5.50%      -3.44%      0.78%
            2010                 0.65%    2.80%      9.11     10.14     2,793,737      27,532,649    14.39%      16.88%      0.77%
            2009                 0.65%    2.80%      7.81      8.73     3,150,307      26,857,754    19.60%      22.20%      0.97%
            2008                 0.65%    2.80%      6.70      7.19     3,076,733      21,692,955   -40.18%     -39.18%      1.67%
            2007                 1.15%    2.80%     11.02     11.83     1,991,296      23,290,149     1.22%       2.90%      1.11%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
            2011                 0.65%    2.55%     14.28     15.11     1,045,826      14,435,281    -6.80%      -5.11%      0.24%
            2010                 0.65%    2.45%     15.41     15.92       630,717       9,982,968    16.44%      18.26%      0.39%
            2009                 0.65%    2.20%     13.45     13.45       355,079       4,767,170    25.03%      25.03%      0.39%
            2008     12/18/08    0.75%    1.15%     10.75     10.75         3,019          32,465     1.80%       3.60%      0.41%
MFS VIT CORE EQUITY SERVICE CLASS
            2011                 1.30%    2.65%     10.06     14.36       182,259       2,225,017    -3.86%      -2.55%      0.66%
            2010                 1.30%    2.65%     10.44     14.91       214,952       2,729,647    13.81%      15.35%      0.92%
            2009                 1.30%    2.65%      9.16     13.07       268,829       2,974,261    28.78%      30.53%      1.41%
            2008                 1.30%    2.65%      7.10     10.39       353,475       3,042,352   -40.91%     -40.11%      0.42%
            2007                 1.30%    2.65%     13.49     17.47       424,313       6,074,976     7.97%       9.44%      0.09%
MFS VIT GROWTH INITIAL CLASS
            2011                 1.40%    2.35%     12.18     17.49       217,368       2,664,912    -2.64%      -1.71%      0.19%
            2010                 1.40%    2.35%     12.39     17.93       252,322       3,148,241    12.66%      13.73%      0.12%
            2009                 1.40%    2.35%     10.90     15.88       298,447       3,274,416    34.48%      35.76%      0.32%
            2008                 1.40%    2.35%      8.03     11.79       378,142       3,066,522   -38.87%     -38.29%      0.24%
            2007                 1.40%    2.35%     13.00     19.24       517,426       6,774,625    18.60%      19.49%      0.00%
MFS VIT GROWTH SERVICE CLASS
            2011                 0.65%    3.15%      5.99     17.57     1,819,693      18,605,962    -3.31%      -1.20%      0.02%
            2010                 0.65%    2.80%      6.13     17.99     1,377,501      14,515,038    11.85%      14.16%      0.00%
            2009                 0.75%    2.80%      5.43     15.94     1,133,560      10,054,060    33.74%      35.76%      0.03%
            2008                 1.15%    2.65%      4.02     11.82       934,809       6,038,525   -39.18%     -38.35%      0.00%
            2007                 1.30%    2.65%      6.56     18.98     1,044,638      10,822,665    17.71%      19.31%      0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 1.40%    2.35%     13.27     15.34       771,762      11,755,872    -0.59%       0.36%      2.54%
            2010                 1.40%    2.35%     13.25     15.28       930,794      14,141,260     7.38%       8.40%      2.78%
            2009                 1.40%    2.35%     12.25     14.10     1,122,524      15,719,007    15.29%      16.39%      3.99%
            2008                 1.40%    2.35%     10.55     12.11     1,434,962      17,288,570   -23.95%     -23.22%      3.27%
            2007                 1.40%    2.35%     13.76     15.77     1,988,068      31,231,708     1.79%       2.77%      2.67%
MFS VIT TOTAL RETURN SERVICE CLASS
            2011                 0.65%    3.00%      9.88     14.13    23,744,780     287,424,116    -1.27%       0.93%      2.35%
            2010                 0.65%    2.85%      9.89     14.10    26,324,559     320,891,076     6.55%       8.92%      2.53%
            2009                 0.65%    2.85%      9.17     13.04    25,879,249     296,846,148    14.42%      16.96%      3.36%
            2008                 0.65%    2.85%      8.32     11.24    25,474,232     256,544,245   -24.51%     -23.17%      2.88%
            2007                 1.10%    2.85%     11.02     14.67    25,882,431     346,662,283     1.01%       2.75%      2.31%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
MFS VIT UTILITIES INITIAL CLASS
            2011                 1.40%    2.35%    $21.61    $32.82       438,395  $   10,788,087     4.30%       5.30%      3.17%
            2010                 1.40%    2.35%     20.57     31.41       528,719      12,359,268    11.17%      12.23%      3.15%
            2009                 1.40%    2.35%     18.36     28.19       886,526      18,430,756    30.12%      31.37%      5.42%
            2008                 1.40%    2.35%     14.01     21.62       995,022      15,767,161   -39.12%     -38.54%      1.59%
            2007                 1.40%    2.35%     22.83     35.45     1,272,814      32,805,573    25.18%      26.12%      1.00%
MFS VIT UTILITIES SERVICE CLASS
            2011                 0.65%    3.20%     12.18     32.38     9,912,951     187,068,650     3.51%       5.82%      3.04%
            2010                 0.65%    2.85%     11.62     31.03     9,659,921     176,418,368    10.32%      12.77%      3.03%
            2009                 0.65%    2.85%     10.41     27.90    10,128,784     167,168,663    29.14%      32.01%      5.05%
            2008                 0.65%    2.85%      8.88     21.44    12,430,632     159,125,862   -39.56%     -38.49%      1.28%
            2007                 1.10%    2.85%     14.44     35.18    12,469,463     266,499,134    23.97%      26.10%      0.71%
MORGAN STANLEY UIF CAPITAL GROWTH CLASS II
            2011                 0.65%    1.85%     19.30     19.91        83,417       1,463,259    -4.63%      -3.67%      0.00%
            2010                 0.65%    1.65%     20.24     20.67        61,149       1,257,711    20.61%      21.82%      0.00%
            2009                 0.65%    1.65%     16.95     16.95        41,902         709,340    63.92%      63.92%      0.00%
            2008     12/22/08    0.75%    0.75%     10.34     10.34           845           8,735     2.74%       2.74%      0.00%
NB AMT MID-CAP GROWTH I CLASS
            2011                 1.15%    2.80%     12.41     19.70     2,549,870      42,704,716    -2.30%      -0.68%      0.00%
            2010                 1.15%    2.80%     12.49     19.87     3,131,370      53,220,622    25.54%      27.62%      0.00%
            2009                 1.15%    2.80%      9.79     15.59     3,722,577      49,806,670    27.96%      30.09%      0.00%
            2008                 1.15%    2.80%      7.52     12.00     4,977,879      51,364,563   -44.94%     -44.02%      0.00%
            2007                 1.15%    2.80%     14.26     21.59     6,187,385     114,623,693    19.15%      21.01%      0.00%
NB AMT REGENCY I CLASS
            2011                 1.15%    2.85%      9.71     17.71     2,478,404      40,147,591    -9.12%      -7.57%      0.60%
            2010                 1.15%    2.85%     10.63     19.29     3,131,986      55,143,709    22.64%      24.74%      0.68%
            2009                 1.15%    2.85%      8.61     15.57     3,960,978      56,317,829    42.44%      44.88%      1.67%
            2008                 1.15%    2.85%      6.01     10.69     5,282,840      52,195,507   -47.35%     -46.44%      1.13%
            2007                 1.15%    2.85%     11.29     20.14     6,588,064     122,165,598     0.40%       2.12%      0.43%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
            2011                 0.65%    2.20%     10.60     16.08       489,083       6,783,278   -10.52%      -9.12%      0.80%
            2010                 0.65%    2.20%     17.26     17.69       218,942       3,814,587    13.64%      14.95%      0.82%
            2009                 0.65%    1.80%     15.22     15.22        82,118       1,260,958    37.09%      37.09%      0.17%
            2008     12/26/08    1.65%    1.65%     11.10     11.10           916          10,166     3.71%       3.71%      0.00%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
            2011                 0.65%    2.80%     13.48     14.26     1,029,506      14,298,970   -10.10%      -8.14%     14.26%
            2010                 0.65%    2.80%     14.99     15.53       774,132      11,842,341    20.82%      23.44%     15.68%
            2009      7/1/09     0.65%    2.80%     12.41     12.58       331,446       4,144,190     3.62%      29.90%      6.63%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                 1.30%    2.65%     10.74     13.00       229,560       2,578,235    -3.77%      -2.45%      0.83%
            2010                 1.30%    2.65%     11.08     13.33       247,720       2,883,922    -0.21%       1.14%      1.96%
            2009                 1.30%    2.65%     11.03     13.18       286,303       3,309,551    22.71%      24.38%      0.00%
            2008                 1.30%    2.65%      8.92     10.59       537,709       5,006,622   -19.24%     -18.15%      0.00%
            2007                 1.30%    2.65%     10.97     12.94       465,168       5,315,847    -2.96%      -1.88%      0.84%
PUTNAM VT GROWTH & INCOME CLASS IB
            2011                 1.30%    2.35%     10.18     12.52       130,443       1,384,436    -6.86%      -5.87%      1.23%
            2010                 1.30%    2.35%     10.89     13.41       175,377       2,005,396    11.72%      12.90%      1.61%
            2009                 1.30%    2.35%      9.71     11.98       217,059       2,203,940    26.80%      28.14%      3.12%
            2008                 1.30%    2.35%      7.63      9.43       332,327       2,633,726   -40.12%     -39.49%      2.24%
            2007                 1.30%    2.35%     12.68     15.72       432,588       5,673,498    -8.22%      -7.25%      1.33%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                              AGGREGATE    AGGREGATE
                                                               COST OF      PROCEEDS
SUBACCOUNT                                                    PURCHASES    FROM SALES
----------------------------------------------------------  ------------  ------------
ABVPSF Global Thematic Growth Class B                       $  6,590,865  $  5,949,857
ABVPSF Growth and Income Class B                              11,750,348    28,634,860
ABVPSF International Value Class B                            63,363,519     9,944,413
ABVPSF Large Cap Growth Class B                                  277,746     3,226,569
ABVPSF Small/Mid Cap Value Class B                            22,633,477    30,142,434
American Century VP Inflation Protection Class II             67,117,382   109,848,508
American Funds Global Growth Class 2                          24,097,876    46,779,308
American Funds Global Small Capitalization Class 2            75,071,732    34,810,005
American Funds Growth Class 2                                 33,312,666   300,660,629
American Funds Growth-Income Class 2                         108,130,809   230,147,690
American Funds International Class 2                          63,489,227    95,704,794
BlackRock Global Allocation V.I. Class III                   532,427,882    18,637,058
Delaware VIP Diversified Income Service Class                300,856,329    85,825,529
Delaware VIP Emerging Markets Service Class                   93,869,015    23,715,574
Delaware VIP High Yield Standard Class                         5,733,563    11,797,343
Delaware VIP High Yield Service Class                         52,924,919   112,784,923
Delaware VIP International Value Equity Standard Class            24,712        90,370
Delaware VIP Limited-Term Diversified Income Service Class   314,200,745    55,325,416
Delaware VIP REIT Standard Class                                 334,802     1,445,693
Delaware VIP REIT Service Class                               21,286,982    16,980,239
Delaware VIP Small Cap Value Standard Class                      282,173     2,093,529
Delaware VIP Small Cap Value Service Class                    51,429,976    32,379,241
Delaware VIP Smid Cap Growth Standard Class                      750,697     2,066,009
Delaware VIP Smid Cap Growth Service Class                    64,013,051    35,193,961
Delaware VIP U.S. Growth Service Class                       122,231,559    25,867,575
Delaware VIP Value Standard Class                                537,602     1,332,517
Delaware VIP Value Service Class                              35,847,318    18,184,898
DWS VIP Alternative Asset Allocation Plus Class B             22,326,737     1,428,863
DWS VIP Equity 500 Index Class A                                 744,331     7,119,049
DWS VIP Equity 500 Index Class B                               2,776,245    12,102,075
DWS VIP Small Cap Index Class A                                  240,989     2,091,229
DWS VIP Small Cap Index Class B                                1,236,592     4,821,520
Fidelity VIP Contrafund Service Class 2                       98,649,402    89,795,436
Fidelity VIP Equity-Income Initial Class                         262,483     1,330,750
Fidelity VIP Equity-Income Service Class 2                     1,109,009    10,505,056
Fidelity VIP Growth Initial Class                                316,961     1,197,319

                                                                 AGGREGATE     AGGREGATE
                                                                  COST OF      PROCEEDS
SUBACCOUNT                                                       PURCHASES    FROM SALES
-------------------------------------------------------------  ------------  ------------
Fidelity VIP Growth Service Class 2                            $ 69,835,858  $ 26,665,965
Fidelity VIP Mid Cap Service Class 2                            107,579,365    33,129,057
Fidelity VIP Overseas Initial Class                                 129,249       331,908
Fidelity VIP Overseas Service Class 2                            15,562,201    12,254,018
FTVIPT Franklin Income Securities Class 2                        97,973,048    49,118,231
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2          14,183,341    24,029,600
FTVIPT Mutual Shares Securities Class 2                         145,802,899    19,604,441
FTVIPT Templeton Global Bond Securities Class 2                  58,809,324   104,056,149
FTVIPT Templeton Growth Securities Class 2                        3,919,610    14,849,260
Goldman Sachs VIT Large Cap Value Service Class                  79,960,572     4,620,824
Huntington VA Balanced                                              978,327        27,934
Huntington VA Dividend Capture                                      388,388        71,501
Invesco V.I. Capital Appreciation Series I                           14,953       517,673
Invesco V.I. Capital Appreciation Series II                           2,666       360,063
Invesco V.I. Core Equity Series I                                   131,899     1,849,984
Invesco V.I. Core Equity Series II                                   64,184       916,137
Invesco V.I. International Growth Series I                          163,552       906,512
Invesco V.I. International Growth Series II                         152,970       753,414
Janus Aspen Series Balanced Service Class                         1,992,764     4,717,729
Janus Aspen Series Enterprise Service Class                         456,907     1,986,207
Janus Aspen Series Worldwide Service Class                           57,122       713,522
LVIP American Global Growth Service Class II                     34,073,037       674,171
LVIP American Global Small Capitalization Service Class II       37,629,140       899,645
LVIP American Growth Service Class II                           129,618,336     1,447,773
LVIP American Growth-Income Service Class II                     94,228,825       480,465
LVIP American International Service Class II                     75,912,644     1,815,133
LVIP Baron Growth Opportunities Service Class                    29,258,165    20,782,558
LVIP BlackRock Inflation Protected Bond Service Class           212,476,447     4,857,599
LVIP Capital Growth Service Class                                77,454,591     5,093,004
LVIP Cohen & Steers Global Real Estate Service Class             20,970,062     6,571,227
LVIP Columbia Value Opportunities Service Class                  13,198,260     3,729,979
LVIP Delaware Bond Standard Class                                22,327,217    54,753,288
LVIP Delaware Bond Service Class                                503,872,960   107,343,695
LVIP Delaware Diversified Floating Rate Service Class           130,529,694     9,974,014
LVIP Delaware Foundation Aggressive Allocation Standard Class       241,696     2,449,491
LVIP Delaware Foundation Aggressive Allocation Service Class      4,979,446    10,596,804
LVIP Delaware Growth and Income Service Class                     7,048,759     6,561,276
LVIP Delaware Social Awareness Standard Class                       200,252     2,947,519
LVIP Delaware Social Awareness Service Class                      2,458,929     7,618,259
LVIP Delaware Special Opportunities Service Class                23,293,454     6,633,630
LVIP Dimensional Non-U.S. Equity Standard Class                      95,128            45
LVIP Dimensional Non-U.S. Equity Service Class                   15,229,681       412,751
LVIP Dimensional U.S. Equity Standard Class                          83,369            34
LVIP Dimensional U.S. Equity Service Class                       24,293,500       896,441
LVIP Dimensional/Vanguard Total Bond Standard Class                  92,038            51
LVIP Dimensional/Vanguard Total Bond Service Class               50,233,269     1,491,730
LVIP Global Income Service Class                                185,116,989    10,864,377
LVIP Janus Capital Appreciation Standard Class                       59,961       648,429
LVIP Janus Capital Appreciation Service Class                     7,399,870    19,969,822
LVIP JPMorgan High Yield Service Class                           83,979,196     9,977,972
LVIP MFS International Growth Service Class                      47,585,142    15,157,248
LVIP MFS Value Service Class                                    164,669,645    14,014,887
LVIP Mid-Cap Value Service Class                                 16,656,669     9,208,483
LVIP Mondrian International Value Standard Class                  1,053,522     5,129,698
LVIP Mondrian International Value Service Class                  15,655,691    16,640,661
LVIP Money Market Standard Class                                 39,690,164    45,364,920
LVIP Money Market Service Class                                 326,856,283   311,984,920
LVIP Protected Profile 2010 Service Class                         1,879,527     2,637,418
LVIP Protected Profile 2020 Service Class                         1,374,081     2,736,771
LVIP Protected Profile 2030 Service Class                         1,993,344     2,536,510
LVIP Protected Profile 2040 Service Class                         1,940,522     2,310,816

                                                                      AGGREGATE     AGGREGATE
                                                                       COST OF       PROCEEDS
SUBACCOUNT                                                            PURCHASES     FROM SALES
-------------------------------------------------------------------  ------------  ------------
LVIP Protected Profile Conservative Service Class                    $ 81,130,313  $ 49,466,584
LVIP Protected Profile Growth Service Class                           143,014,549    44,508,390
LVIP Protected Profile Moderate Service Class                         174,525,521    71,602,408
LVIP SSgA Bond Index Service Class                                    122,451,554   159,616,906
LVIP SSgA Conservative Index Allocation Service Class                  30,768,131     1,599,464
LVIP SSgA Conservative Structured Allocation Service Class            138,232,100     5,685,946
LVIP SSgA Developed International 150 Service Class                    24,324,870    12,160,460
LVIP SSgA Emerging Markets 100 Standard Class                              14,700            15
LVIP SSgA Emerging Markets 100 Service Class                           54,633,810    24,991,234
LVIP SSgA Global Tactical Allocation Service Class                    199,828,851    27,211,936
LVIP SSgA International Index Service Class                            36,450,808    15,769,467
LVIP SSgA Large Cap 100 Service Class                                  35,919,147    45,535,500
LVIP SSgA Moderate Index Allocation Service Class                      68,532,714     2,071,851
LVIP SSgA Moderate Structured Allocation Service Class                310,256,370     1,242,539
LVIP SSgA Moderately Aggressive Index Allocation Service Class         73,248,566     1,147,928
LVIP SSgA Moderately Aggressive Structured Allocation Service Class   242,136,413    13,926,068
LVIP SSgA S&P 500 Index Standard Class                                    610,133       696,520
LVIP SSgA S&P 500 Index Service Class                                  57,933,079    61,132,049
LVIP SSgA Small-Cap Index Standard Class                                   11,760            13
LVIP SSgA Small-Cap Index Service Class                                24,933,594    16,124,770
LVIP SSgA Small-Mid Cap 200 Service Class                              14,057,948    15,969,269
LVIP T. Rowe Price Growth Stock Service Class                          35,124,316    17,887,585
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               439,084     1,070,499
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class             21,760,917     6,467,255
LVIP Templeton Growth Service Class                                    31,597,728     8,521,437
LVIP Turner Mid-Cap Growth Service Class                               21,635,849    13,333,073
LVIP Vanguard Domestic Equity ETF Service Class                        14,836,524       630,481
LVIP Vanguard International Equity ETF Service Class                    9,383,974         5,934
LVIP Wells Fargo Intrinsic Value Service Class                         10,155,385     4,681,409
Lord Abbett Fundamental Equity Class VC                                 6,562,732     1,012,167
MFS VIT Core Equity Service Class                                         146,938       614,553
MFS VIT Growth Initial Class                                               53,339       528,598
MFS VIT Growth Service Class                                           10,714,998     5,956,583
MFS VIT Total Return Initial Class                                        445,866     2,684,097
MFS VIT Total Return Service Class                                     19,053,119    50,370,113
MFS VIT Utilities Initial Class                                           583,812     2,534,333
MFS VIT Utilities Service Class                                        29,608,669    24,768,505
Morgan Stanley UIF Capital Growth Class II                                521,116       272,173
NB AMT Mid-Cap Growth I Class                                           1,837,138    12,876,733
NB AMT Regency I Class                                                  1,306,310    13,128,149
Oppenheimer Global Securities Service Class                             4,209,604       623,167
PIMCO VIT Commodity Real Return Advisor Class                          13,066,387     7,299,335
Putnam VT Global Health Care Class IB                                     447,077       628,225
Putnam VT Growth & Income Class IB                                        320,840       854,308

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                 NET
                                                      SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                             OWNED     VALUE    OF SHARES   COST OF SHARES
--------------------------------------------------  ----------  ------  ------------  --------------
ABVPSF Global Thematic Growth Class B                1,577,376  $14.50  $ 22,871,950   $ 26,195,937
ABVPSF Growth and Income Class B                     8,066,717   17.86   144,071,574    154,200,867
ABVPSF International Value Class B                  16,026,145   11.40   182,698,048    241,757,905
ABVPSF Large Cap Growth Class B                        371,743   26.17     9,728,506      9,047,593
ABVPSF Small/Mid Cap Value Class B                   8,532,534   15.38   131,230,374    125,495,130
American Century VP Inflation Protection Class II   40,886,370   11.75   480,414,853    440,084,410
American Funds Global Growth Class 2                14,410,358   19.29   277,975,798    290,064,338
American Funds Global Small Capitalization Class 2  21,237,470   17.04   361,886,493    396,768,021

                                                                          NET
                                                               SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                     OWNED      VALUE     OF SHARES    COST OF SHARES
----------------------------------------------------------  -----------  ------  --------------  --------------
American Funds Growth Class 2                                30,953,123  $51.68  $1,599,657,386  $1,559,823,495
American Funds Growth-Income Class 2                         53,934,110   33.07   1,783,601,031   1,797,022,568
American Funds International Class 2                         41,027,258   15.16     621,973,223     708,515,186
BlackRock Global Allocation V.I. Class III                   78,221,591   13.28   1,038,782,731   1,091,021,427
Delaware VIP Diversified Income Service Class               108,618,802   10.96   1,190,462,070   1,136,958,367
Delaware VIP Emerging Markets Service Class                  17,687,583   17.45     308,648,333     339,252,133
Delaware VIP High Yield Standard Class                          924,877    5.68       5,253,299       5,119,007
Delaware VIP High Yield Service Class                        42,889,706    5.67     243,184,635     232,924,960
Delaware VIP International Value Equity Standard Class           24,782    8.98         222,544         348,800
Delaware VIP Limited-Term Diversified Income Service Class   90,930,612   10.02     911,124,728     904,144,289
Delaware VIP REIT Standard Class                                445,227   10.47       4,661,529       5,438,509
Delaware VIP REIT Service Class                              11,933,885   10.46     124,828,440     139,850,074
Delaware VIP Small Cap Value Standard Class                     240,959   31.39       7,563,717       5,726,002
Delaware VIP Small Cap Value Service Class                   10,319,263   31.30     322,992,939     289,482,390
Delaware VIP Smid Cap Growth Standard Class                     368,612   23.19       8,548,101       7,334,939
Delaware VIP Smid Cap Growth Service Class                    5,121,358   22.57     115,589,041     108,898,266
Delaware VIP U.S. Growth Service Class                       26,880,806    8.65     232,518,970     206,877,782
Delaware VIP Value Standard Class                               327,820   17.73       5,812,256       5,514,576
Delaware VIP Value Service Class                              8,627,334   17.70     152,703,810     147,810,151
DWS VIP Alternative Asset Allocation Plus Class B             2,866,372   13.23      37,922,099      38,400,119
DWS VIP Equity 500 Index Class A                              1,394,992   13.20      18,413,891      16,651,721
DWS VIP Equity 500 Index Class B                              1,961,257   13.19      25,868,982      24,273,565
DWS VIP Small Cap Index Class A                                 425,135   11.77       5,003,839       5,049,461
DWS VIP Small Cap Index Class B                               1,037,351   11.77      12,209,627      12,863,763
Fidelity VIP Contrafund Service Class 2                      40,346,288   22.64     913,439,959     956,471,787
Fidelity VIP Equity-Income Initial Class                        313,310   18.69       5,855,770       7,028,979
Fidelity VIP Equity-Income Service Class 2                    1,936,844   18.41      35,657,293      42,097,380
Fidelity VIP Growth Initial Class                               129,470   36.89       4,776,157       5,486,125
Fidelity VIP Growth Service Class 2                           3,089,478   36.53     112,858,627     111,245,924
Fidelity VIP Mid Cap Service Class 2                         14,923,303   28.58     426,507,999     433,900,912
Fidelity VIP Overseas Initial Class                             123,911   13.63       1,688,902       2,158,935
Fidelity VIP Overseas Service Class 2                         5,441,004   13.52      73,562,369      90,663,368
FTVIPT Franklin Income Securities Class 2                    37,009,038   14.32     529,969,421     546,749,094
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2       4,864,152   20.49      99,666,465      92,876,642
FTVIPT Mutual Shares Securities Class 2                      40,000,488   15.38     615,207,506     620,833,413
FTVIPT Templeton Global Bond Securities Class 2              31,669,490   18.15     574,801,243     543,864,978
FTVIPT Templeton Growth Securities Class 2                    4,767,814   10.11      48,202,596      60,408,347
Goldman Sachs VIT Large Cap Value Service Class              16,719,232    9.38     156,826,392     161,018,612
Huntington VA Balanced                                           70,361   13.36         940,028         949,021
Huntington VA Dividend Capture                                   31,607   10.06         317,964         317,323
Invesco V.I. Capital Appreciation Series I                      114,435   21.42       2,451,203       2,956,011
Invesco V.I. Capital Appreciation Series II                      57,915   21.06       1,219,696       1,403,080
Invesco V.I. Core Equity Series I                               332,531   26.72       8,885,240       8,299,739
Invesco V.I. Core Equity Series II                              111,382   26.51       2,952,726       2,756,085
Invesco V.I. International Growth Series I                      106,245   26.37       2,801,672       2,042,058
Invesco V.I. International Growth Series II                      98,834   26.08       2,577,582       2,140,838
Janus Aspen Series Balanced Service Class                       717,862   27.74      19,913,492      18,456,614
Janus Aspen Series Enterprise Service Class                     177,898   36.91       6,566,221       5,034,610
Janus Aspen Series Worldwide Service Class                       41,009   25.50       1,045,729       1,098,369
LVIP American Global Growth Service Class II                  2,917,828   11.30      32,974,373      35,761,163
LVIP American Global Small Capitalization Service Class II    3,316,509   10.30      34,153,413      39,674,746
LVIP American Growth Service Class II                        11,100,008   11.99     133,044,699     139,755,313
LVIP American Growth-Income Service Class II                  8,360,724   11.98     100,128,035     101,738,504
LVIP American International Service Class II                  6,776,575   10.58      71,675,828      79,409,433
LVIP Baron Growth Opportunities Service Class                 3,161,928   31.49      99,562,795      86,084,922
LVIP BlackRock Inflation Protected Bond Service Class        20,754,977   11.02     228,761,362     222,856,071
LVIP Capital Growth Service Class                             8,543,793   23.20     198,190,356     192,176,872
LVIP Cohen & Steers Global Real Estate Service Class         11,774,784    6.77      79,750,614      80,080,954
LVIP Columbia Value Opportunities Service Class               2,316,942   10.32      23,899,256      22,574,239
LVIP Delaware Bond Standard Class                            12,524,333   13.92     174,288,622     164,614,987
LVIP Delaware Bond Service Class                            137,691,267   13.92   1,916,111,673   1,857,210,431

                                                                                  NET
                                                                       SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                              OWNED     VALUE     OF SHARES    COST OF SHARES
-------------------------------------------------------------------  ----------  ------  --------------  --------------
LVIP Delaware Diversified Floating Rate Service Class                13,070,604  $ 9.87  $  128,954,582  $  132,226,386
LVIP Delaware Foundation Aggressive Allocation Standard Class           876,394   11.86      10,389,649      11,535,509
LVIP Delaware Foundation Aggressive Allocation Service Class          1,949,952   11.85      23,108,878      24,855,343
LVIP Delaware Growth and Income Service Class                         1,244,187   28.96      36,027,909      35,226,673
LVIP Delaware Social Awareness Standard Class                           318,749   30.53       9,730,778       8,648,243
LVIP Delaware Social Awareness Service Class                          1,449,893   30.48      44,189,843      41,564,579
LVIP Delaware Special Opportunities Service Class                     1,142,930   33.70      38,519,015      40,154,610
LVIP Dimensional Non-U.S. Equity Standard Class                          11,911    7.95          94,702          95,081
LVIP Dimensional Non-U.S. Equity Service Class                        1,766,642    7.95      14,051,873      14,759,880
LVIP Dimensional U.S. Equity Standard Class                               9,073    9.23          83,745          83,335
LVIP Dimensional U.S. Equity Service Class                            2,631,268    9.23      24,283,976      23,395,541
LVIP Dimensional/Vanguard Total Bond Standard Class                       8,808   10.49          92,402          91,987
LVIP Dimensional/Vanguard Total Bond Service Class                    4,701,494   10.49      49,337,478      48,785,960
LVIP Global Income Service Class                                     35,106,690   11.21     393,440,672     404,435,203
LVIP Janus Capital Appreciation Standard Class                          104,415   20.23       2,112,731       1,915,033
LVIP Janus Capital Appreciation Service Class                         2,417,291   20.08      48,548,864      45,477,297
LVIP JPMorgan High Yield Service Class                                7,407,652   10.14      75,135,811      77,021,187
LVIP MFS International Growth Service Class                          10,420,495   10.93     113,875,164     121,679,451
LVIP MFS Value Service Class                                         24,571,992   22.45     551,714,932     515,196,443
LVIP Mid-Cap Value Service Class                                      3,454,020   12.83      44,304,723      43,214,483
LVIP Mondrian International Value Standard Class                      1,197,508   14.31      17,136,333      19,391,383
LVIP Mondrian International Value Service Class                       7,184,683   14.31     102,784,076     117,175,459
LVIP Money Market Standard Class                                      6,101,601   10.00      61,016,021      61,016,019
LVIP Money Market Service Class                                      35,842,340   10.00     358,423,412     358,423,410
LVIP Protected Profile 2010 Service Class                               743,697   10.58       7,866,081       6,939,355
LVIP Protected Profile 2020 Service Class                             1,645,906   10.14      16,682,898      14,655,401
LVIP Protected Profile 2030 Service Class                             1,002,391   10.01      10,030,929       8,746,866
LVIP Protected Profile 2040 Service Class                               598,473    9.47       5,664,547       4,832,794
LVIP Protected Profile Conservative Service Class                    34,110,734   12.23     417,003,728     388,906,158
LVIP Protected Profile Growth Service Class                          65,470,547   11.19     732,680,892     742,496,985
LVIP Protected Profile Moderate Service Class                        98,909,398   11.84   1,171,383,998   1,129,058,022
LVIP SSgA Bond Index Service Class                                   83,370,468   11.42     952,340,854     899,462,571
LVIP SSgA Conservative Index Allocation Service Class                 2,977,483   10.75      32,019,856      31,863,262
LVIP SSgA Conservative Structured Allocation Service Class           13,397,426   10.71     143,499,827     142,500,028
LVIP SSgA Developed International 150 Service Class                  17,777,694    7.32     130,114,939     132,267,601
LVIP SSgA Emerging Markets 100 Standard Class                             1,334   10.56          14,088          14,684
LVIP SSgA Emerging Markets 100 Service Class                         14,762,850   10.56     155,954,750     160,106,167
LVIP SSgA Global Tactical Allocation Service Class                   22,667,372   10.20     231,093,854     238,428,589
LVIP SSgA International Index Service Class                          27,991,102    6.86     191,879,007     196,237,139
LVIP SSgA Large Cap 100 Service Class                                27,131,901   10.41     282,388,828     234,788,533
LVIP SSgA Moderate Index Allocation Service Class                     6,532,951   10.67      69,680,450      70,228,548
LVIP SSgA Moderate Structured Allocation Service Class               31,291,706   10.61     331,911,126     335,922,359
LVIP SSgA Moderately Aggressive Index Allocation Service Class        7,100,875   10.56      74,971,034      76,554,288
LVIP SSgA Moderately Aggressive Structured Allocation Service Class  22,174,081   10.68     236,907,885     243,415,190
LVIP SSgA S&P 500 Index Standard Class                                  218,608    8.90       1,944,740       1,710,362
LVIP SSgA S&P 500 Index Service Class                                47,346,080    8.90     421,427,456     363,884,870
LVIP SSgA Small-Cap Index Standard Class                                    685   17.03          11,670          11,747
LVIP SSgA Small-Cap Index Service Class                               7,421,374   17.03     126,393,415     110,153,809
LVIP SSgA Small-Mid Cap 200 Service Class                             7,256,913   12.37      89,738,989      75,575,464
LVIP T. Rowe Price Growth Stock Service Class                         4,964,360   17.32      85,982,723      79,664,210
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class             157,499   13.87       2,184,824       1,768,886
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class            4,426,441   13.59      60,146,485      54,459,043
LVIP Templeton Growth Service Class                                   4,911,220   24.17     118,713,999     125,891,322
LVIP Turner Mid-Cap Growth Service Class                              3,315,598   10.30      34,160,609      35,226,657
LVIP Vanguard Domestic Equity ETF Service Class                       1,583,822    9.16      14,507,814      14,173,802
LVIP Vanguard International Equity ETF Service Class                  1,110,289    7.99       8,867,881       9,365,679
LVIP Wells Fargo Intrinsic Value Service Class                        2,451,820   12.87      31,564,737      32,282,597
Lord Abbett Fundamental Equity Class VC                                 888,350   16.26      14,444,568      13,887,186
MFS VIT Core Equity Service Class                                       145,632   15.28       2,225,252       1,833,513
MFS VIT Growth Initial Class                                            108,543   24.56       2,665,815       2,910,293
MFS VIT Growth Service Class                                            779,019   24.13      18,797,738      17,093,645

                                                            NET
                                                 SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                        OWNED     VALUE    OF SHARES   COST OF SHARES
---------------------------------------------  ----------  ------  ------------  --------------
MFS VIT Total Return Initial Class                637,555  $18.53  $ 11,813,893   $ 11,794,278
MFS VIT Total Return Service Class             15,705,423   18.31   287,566,290    289,780,896
MFS VIT Utilities Initial Class                   415,003   26.08    10,823,291      9,145,762
MFS VIT Utilities Service Class                 7,266,070   25.73   186,955,981    177,945,359
Morgan Stanley UIF Capital Growth Class II         74,010   19.77     1,463,172      1,269,655
NB AMT Mid-Cap Growth I Class                   1,550,439   27.55    42,714,603     30,944,224
NB AMT Regency I Class                          2,815,743   14.26    40,152,502     38,763,100
Oppenheimer Global Securities Service Class       249,306   27.21     6,783,620      6,941,323
PIMCO VIT Commodity Real Return Advisor Class   1,967,153    7.27    14,301,205     16,904,300
Putnam VT Global Health Care Class IB             220,565   11.69     2,578,406      2,572,819
Putnam VT Growth & Income Class IB                 90,475   15.30     1,384,270      1,771,251

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                              UNITS        UNITS     NET INCREASE
                                                              ISSUED      REDEEMED    (DECREASE)
                                                            ----------  -----------  ------------
ABVPSF Global Thematic Growth Class B                          576,294     (595,593)     (19,299)
ABVPSF Growth and Income Class B                               965,926   (2,343,890)  (1,377,964)
ABVPSF International Value Class B                           7,494,389   (1,356,701)   6,137,688
ABVPSF Large Cap Growth Class B                                 35,354     (388,755)    (353,401)
ABVPSF Small/Mid Cap Value Class B                           1,434,449   (1,406,009)      28,440
American Century VP Inflation Protection Class II            3,523,658   (8,308,744)  (4,785,086)
American Funds Global Growth Class 2                         1,624,131   (2,896,344)  (1,272,213)
American Funds Global Small Capitalization Class 2           6,169,141   (1,399,240)   4,769,901
American Funds Growth Class 2                                2,152,770  (19,154,297) (17,001,527)
American Funds Growth-Income Class 2                         8,159,739  (16,198,058)  (8,038,319)
American Funds International Class 2                         4,134,627   (5,204,081)  (1,069,454)
BlackRock Global Allocation V.I. Class III                  40,203,082   (1,454,710)  38,748,372
Delaware VIP Diversified Income Service Class               16,350,320   (5,256,857)  11,093,463
Delaware VIP Emerging Markets Service Class                  5,318,876   (1,050,013)   4,268,863
Delaware VIP High Yield Standard Class                         339,517     (755,407)    (415,890)
Delaware VIP High Yield Service Class                        1,839,761   (6,369,932)  (4,530,171)
Delaware VIP International Value Equity Standard Class           1,096       (5,204)      (4,108)
Delaware VIP Limited-Term Diversified Income Service Class  26,641,963   (4,655,606)  21,986,357
Delaware VIP REIT Standard Class                                 9,069      (48,896)     (39,827)
Delaware VIP REIT Service Class                              1,680,945     (995,347)     685,598
Delaware VIP Small Cap Value Standard Class                      9,859      (78,140)     (68,281)
Delaware VIP Small Cap Value Service Class                   3,969,406   (1,681,148)   2,288,258
Delaware VIP Smid Cap Growth Standard Class                     18,050      (85,429)     (67,379)
Delaware VIP Smid Cap Growth Service Class                   3,760,769   (2,184,023)   1,576,746
Delaware VIP U.S. Growth Service Class                      10,617,058   (2,188,066)   8,428,992
Delaware VIP Value Standard Class                               25,746      (99,132)     (73,386)
Delaware VIP Value Service Class                             3,030,356   (1,413,361)   1,616,995
DWS VIP Alternative Asset Allocation Plus Class B            1,789,167     (108,555)   1,680,612
DWS VIP Equity 500 Index Class A                                37,530     (641,930)    (604,400)
DWS VIP Equity 500 Index Class B                               203,776   (1,002,828)    (799,052)
DWS VIP Small Cap Index Class A                                 11,101     (111,453)    (100,352)
DWS VIP Small Cap Index Class B                                103,790     (315,714)    (211,924)
Fidelity VIP Contrafund Service Class 2                      7,192,775   (5,141,865)   2,050,910
Fidelity VIP Equity-Income Initial Class                         9,260      (97,818)     (88,558)
Fidelity VIP Equity-Income Service Class 2                      25,373     (783,859)    (758,486)
Fidelity VIP Growth Initial Class                               26,500     (104,696)     (78,196)
Fidelity VIP Growth Service Class 2                          6,137,653   (2,354,759)   3,782,894
Fidelity VIP Mid Cap Service Class 2                         7,983,933   (2,134,875)   5,849,058
Fidelity VIP Overseas Initial Class                              7,973      (24,313)     (16,340)
Fidelity VIP Overseas Service Class 2                        1,128,399     (894,787)     233,612
FTVIPT Franklin Income Securities Class 2                    6,127,230   (3,733,535)   2,393,695
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2      1,002,716   (1,731,669)    (728,953)

                                                                  UNITS       UNITS     NET INCREASE
                                                                 ISSUED      REDEEMED    (DECREASE)
                                                               ---------   -----------  ------------
FTVIPT Mutual Shares Securities Class 2                        14,095,731   (2,027,343) 12,068,388
FTVIPT Templeton Global Bond Securities Class 2                 1,334,600   (5,918,295) (4,583,695)
FTVIPT Templeton Growth Securities Class 2                        277,694   (1,116,497)   (838,803)
Goldman Sachs VIT Large Cap Value Service Class                 6,763,786     (378,695)  6,385,091
Huntington VA Balanced                                             99,590       (2,602)     96,988
Huntington VA Dividend Capture                                     39,845       (7,466)     32,379
Invesco V.I. Capital Appreciation Series I                          1,972      (79,443)    (77,471)
Invesco V.I. Capital Appreciation Series II                           586      (32,523)    (31,937)
Invesco V.I. Core Equity Series I                                   7,765     (168,763)   (160,998)
Invesco V.I. Core Equity Series II                                  4,028      (66,931)    (62,903)
Invesco V.I. International Growth Series I                          7,983      (66,284)    (58,301)
Invesco V.I. International Growth Series II                         6,641      (36,898)    (30,257)
Janus Aspen Series Balanced Service Class                          29,154     (277,726)   (248,572)
Janus Aspen Series Enterprise Service Class                        25,723     (104,087)    (78,364)
Janus Aspen Series Worldwide Service Class                          5,436      (60,787)    (55,351)
LVIP American Global Growth Service Class II                    2,842,208      (57,792)  2,784,416
LVIP American Global Small Capitalization Service Class II      3,202,401      (72,933)  3,129,468
LVIP American Growth Service Class II                          10,543,115     (122,880) 10,420,235
LVIP American Growth-Income Service Class II                    7,925,511      (41,768)  7,883,743
LVIP American International Service Class II                    6,657,887     (162,246)  6,495,641
LVIP Baron Growth Opportunities Service Class                   2,620,970   (1,776,216)    844,754
LVIP BlackRock Inflation Protected Bond Service Class          19,685,515     (449,335) 19,236,180
LVIP Capital Growth Service Class                               7,712,841     (470,409)  7,242,432
LVIP Cohen & Steers Global Real Estate Service Class            3,065,266     (842,486)  2,222,780
LVIP Columbia Value Opportunities Service Class                 1,458,229     (419,080)  1,039,149
LVIP Delaware Bond Standard Class                                 692,610   (3,012,247) (2,319,637)
LVIP Delaware Bond Service Class                               35,250,926   (7,418,102) 27,832,824
LVIP Delaware Diversified Floating Rate Service Class          12,910,805     (973,873) 11,936,932
LVIP Delaware Foundation Aggressive Allocation Standard Class       3,208     (154,183)   (150,975)
LVIP Delaware Foundation Aggressive Allocation Service Class      351,418     (759,122)   (407,704)
LVIP Delaware Growth and Income Service Class                     691,825     (609,245)     82,580
LVIP Delaware Social Awareness Standard Class                      11,051     (187,773)   (176,722)
LVIP Delaware Social Awareness Service Class                      246,039     (516,029)   (269,990)
LVIP Delaware Special Opportunities Service Class               2,237,035     (715,716)  1,521,319
LVIP Dimensional Non-U.S. Equity Standard Class                    11,357           --      11,357
LVIP Dimensional Non-U.S. Equity Service Class                  1,741,911      (49,386)  1,692,525
LVIP Dimensional U.S. Equity Standard Class                         8,907           --       8,907
LVIP Dimensional U.S. Equity Service Class                      2,693,048      (98,281)  2,594,767
LVIP Dimensional/Vanguard Total Bond Standard Class                 8,895           --       8,895
LVIP Dimensional/Vanguard Total Bond Service Class              5,002,261     (145,719)  4,856,542
LVIP Global Income Service Class                               15,009,303     (866,895) 14,142,408
LVIP Janus Capital Appreciation Standard Class                      5,053      (47,062)    (42,009)
LVIP Janus Capital Appreciation Service Class                     638,176   (1,400,121)   (761,945)
LVIP JPMorgan High Yield Service Class                          7,524,670     (899,913)  6,624,757
LVIP MFS International Growth Service Class                     5,044,292   (1,910,078)  3,134,214
LVIP MFS Value Service Class                                   17,543,633   (1,599,657) 15,943,976
LVIP Mid-Cap Value Service Class                                2,095,335   (1,063,622)  1,031,713
LVIP Mondrian International Value Standard Class                   30,179     (248,817)   (218,638)
LVIP Mondrian International Value Service Class                 1,079,170   (1,017,856)     61,314
LVIP Money Market Standard Class                                3,728,027   (4,144,486)   (416,459)
LVIP Money Market Service Class                                32,619,229  (30,584,198)  2,035,031
LVIP Protected Profile 2010 Service Class                         175,468     (241,963)    (66,495)
LVIP Protected Profile 2020 Service Class                         128,038     (248,947)   (120,909)
LVIP Protected Profile 2030 Service Class                         197,564     (233,523)    (35,959)
LVIP Protected Profile 2040 Service Class                         198,314     (245,357)    (47,043)
LVIP Protected Profile Conservative Service Class               6,355,116   (3,667,885)  2,687,231
LVIP Protected Profile Growth Service Class                    11,907,703   (3,388,938)  8,518,765
LVIP Protected Profile Moderate Service Class                  13,865,328   (5,226,765)  8,638,563
LVIP SSgA Bond Index Service Class                              9,089,305  (13,033,641) (3,944,336)
LVIP SSgA Conservative Index Allocation Service Class           2,913,649     (148,832)  2,764,817
LVIP SSgA Conservative Structured Allocation Service Class     13,245,869     (532,981) 12,712,888
LVIP SSgA Developed International 150 Service Class             2,548,962   (1,192,444)  1,356,518

                                                                        UNITS       UNITS    NET INCREASE
                                                                       ISSUED     REDEEMED    (DECREASE)
                                                                     ----------  ----------  ------------
LVIP SSgA Emerging Markets 100 Standard Class                               944          --          944
LVIP SSgA Emerging Markets 100 Service Class                          3,034,839  (1,718,713)   1,316,126
LVIP SSgA Global Tactical Allocation Service Class                   18,568,666  (2,580,478)  15,988,188
LVIP SSgA International Index Service Class                           4,625,583  (1,712,895)   2,912,688
LVIP SSgA Large Cap 100 Service Class                                 3,138,624  (3,889,893)    (751,269)
LVIP SSgA Moderate Index Allocation Service Class                     6,516,491    (194,250)   6,322,241
LVIP SSgA Moderate Structured Allocation Service Class               29,517,608    (110,247)  29,407,361
LVIP SSgA Moderately Aggressive Index Allocation Service Class        6,860,387    (102,189)   6,758,198
LVIP SSgA Moderately Aggressive Structured Allocation Service Class  22,504,698  (1,268,749)  21,235,949
LVIP SSgA S&P 500 Index Standard Class                                   61,051     (73,131)     (12,080)
LVIP SSgA S&P 500 Index Service Class                                 6,139,417  (5,853,959)     285,458
LVIP SSgA Small-Cap Index Standard Class                                    798          --          798
LVIP SSgA Small-Cap Index Service Class                               3,023,303  (1,702,717)   1,320,586
LVIP SSgA Small-Mid Cap 200 Service Class                             1,039,053  (1,142,676)    (103,623)
LVIP T. Rowe Price Growth Stock Service Class                         3,863,019  (1,929,221)   1,933,798
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              26,250     (59,006)     (32,756)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class            1,442,356    (383,564)   1,058,792
LVIP Templeton Growth Service Class                                   3,763,019  (1,000,874)   2,762,145
LVIP Turner Mid-Cap Growth Service Class                              2,199,384  (1,359,327)     840,057
LVIP Vanguard Domestic Equity ETF Service Class                       1,630,364     (70,457)   1,559,907
LVIP Vanguard International Equity ETF Service Class                  1,069,797        (513)   1,069,284
LVIP Wells Fargo Intrinsic Value Service Class                        1,018,519    (462,175)     556,344
Lord Abbett Fundamental Equity Class VC                                 479,662     (64,553)     415,109
MFS VIT Core Equity Service Class                                        11,626     (44,319)     (32,693)
MFS VIT Growth Initial Class                                              4,237     (39,191)     (34,954)
MFS VIT Growth Service Class                                          1,022,895    (580,703)     442,192
MFS VIT Total Return Initial Class                                       10,408    (169,440)    (159,032)
MFS VIT Total Return Service Class                                    1,126,582  (3,706,361)  (2,579,779)
MFS VIT Utilities Initial Class                                           9,307     (99,631)     (90,324)
MFS VIT Utilities Service Class                                       1,377,742  (1,124,712)     253,030
Morgan Stanley UIF Capital Growth Class II                               34,728     (12,460)      22,268
NB AMT Mid-Cap Growth I Class                                           115,725    (697,225)    (581,500)
NB AMT Regency I Class                                                   72,608    (726,190)    (653,582)
Oppenheimer Global Securities Service Class                             309,247     (39,106)     270,141
PIMCO VIT Commodity Real Return Advisor Class                           709,936    (454,562)     255,374
Putnam VT Global Health Care Class IB                                    31,102     (49,262)     (18,160)
Putnam VT Growth & Income Class IB                                       25,915     (70,849)     (44,934)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                               UNITS       UNITS     NET INCREASE
                                                              ISSUED      REDEEMED    (DECREASE)
                                                            ----------  -----------  ------------
ABVPSF Global Thematic Growth Class B                        1,085,618   (1,453,893)    (368,275)
ABVPSF Growth and Income Class B                             2,893,477   (3,444,490)    (551,013)
ABVPSF International Value Class B                          13,016,765   (5,190,691)   7,826,074
ABVPSF Large Cap Growth Class B                                 63,884     (451,420)    (387,536)
ABVPSF Small/Mid Cap Value Class B                           3,922,325   (2,782,329)   1,139,996
American Century VP Inflation Protection Class II           20,682,401  (12,718,173)   7,964,228
American Funds Global Growth Class 2                         7,319,108   (5,447,184)   1,871,924
American Funds Global Small Capitalization Class 2          10,007,335   (5,427,981)   4,579,354
American Funds Growth Class 2                               26,558,548  (30,318,423)  (3,759,875)
American Funds Growth-Income Class 2                        35,327,133  (29,383,120)   5,944,013
American Funds International Class 2                        13,001,343  (11,025,063)   1,976,280
BlackRock Global Allocation V.I. Class III                  39,714,371   (7,791,528)  31,922,843
Delaware VIP Diversified Income Service Class               32,856,279  (15,799,052)  17,057,227
Delaware VIP Emerging Markets Service Class                  7,077,601   (4,194,784)   2,882,817
Delaware VIP High Yield Standard Class                         700,762     (524,846)     175,916
Delaware VIP High Yield Service Class                        9,015,344   (7,627,782)   1,387,562
Delaware VIP International Value Equity Standard Class             158       (4,463)      (4,305)
Delaware VIP Limited-Term Diversified Income Service Class  38,717,379  (14,214,150)  24,503,229
Delaware VIP REIT Standard Class                                15,961      (50,539)     (34,578)
Delaware VIP REIT Service Class                              2,522,529   (2,318,799)     203,730

                                                                  UNITS       UNITS     NET INCREASE
                                                                 ISSUED      REDEEMED    (DECREASE)
                                                               ----------  -----------  ------------
Delaware VIP Small Cap Value Standard Class                        67,880     (146,245)     (78,365)
Delaware VIP Small Cap Value Service Class                      5,701,619   (5,852,076)    (150,457)
Delaware VIP Smid Cap Growth Standard Class                       460,962      (18,895)     442,067
Delaware VIP Smid Cap Growth Service Class                      6,393,268     (523,650)   5,869,618
Delaware VIP Trend Standard Class                                  92,555     (624,372)    (531,817)
Delaware VIP Trend Service Class                                1,329,068   (7,551,061)  (6,221,993)
Delaware VIP U.S. Growth Service Class                          7,789,330   (2,446,332)   5,342,998
Delaware VIP Value Standard Class                                  23,936      (75,462)     (51,526)
Delaware VIP Value Service Class                                2,216,516   (2,719,882)    (503,366)
DWS VIP Alternative Asset Allocation Plus Class B               1,533,502     (342,584)   1,190,918
DWS VIP Equity 500 Index Class A                                   75,716     (484,165)    (408,449)
DWS VIP Equity 500 Index Class B                                  368,432     (631,043)    (262,611)
DWS VIP Small Cap Index Class A                                    15,199     (114,832)     (99,633)
DWS VIP Small Cap Index Class B                                   326,127     (629,559)    (303,432)
Fidelity VIP Contrafund Service Class 2                        15,939,049  (13,389,766)   2,549,283
Fidelity VIP Equity-Income Initial Class                            6,042     (134,471)    (128,429)
Fidelity VIP Equity-Income Service Class 2                        125,441     (956,956)    (831,515)
Fidelity VIP Growth Initial Class                                  22,418     (131,374)    (108,956)
Fidelity VIP Growth Service Class 2                             2,686,129   (2,498,304)     187,825
Fidelity VIP Mid Cap Service Class 2                           12,109,804   (6,924,983)   5,184,821
Fidelity VIP Overseas Initial Class                                 8,678      (51,363)     (42,685)
Fidelity VIP Overseas Service Class 2                           2,044,756   (1,800,939)     243,817
FTVIPT Franklin Income Securities Class 2                      15,131,221  (12,193,691)   2,937,530
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2         3,449,782   (2,914,212)     535,570
FTVIPT Mutual Shares Securities Class 2                        24,210,922   (8,573,301)  15,637,621
FTVIPT Templeton Global Bond Securities Class 2                 8,467,491  (11,625,967)  (3,158,476)
FTVIPT Templeton Growth Securities Class 2                        799,205   (1,764,135)    (964,930)
Goldman Sachs VIT Large Cap Value Service Class                 5,707,729     (389,772)   5,317,957
Invesco V.I. Capital Appreciation Series I                          8,705     (104,729)     (96,024)
Invesco V.I. Capital Appreciation Series II                        10,718      (41,671)     (30,953)
Invesco V.I. Core Equity Series I                                  10,038     (248,089)    (238,051)
Invesco V.I. Core Equity Series II                                 13,151      (45,144)     (31,993)
Invesco V.I. International Growth Series I                          3,939      (76,820)     (72,881)
Invesco V.I. International Growth Series II                        15,001      (55,249)     (40,248)
Janus Aspen Series Balanced Service Class                         148,265     (424,010)    (275,745)
Janus Aspen Series Enterprise Service Class                        20,048     (126,311)    (106,263)
Janus Aspen Series Worldwide Service Class                         15,834      (37,502)     (21,668)
LVIP American Global Growth Service Class II                      215,949          (54)     215,895
LVIP American Global Small Capitalization Service Class II        273,922       (1,036)     272,886
LVIP American Growth Service Class II                           1,013,881      (11,077)   1,002,804
LVIP American Growth-Income Service Class II                      722,088       (5,270)     716,818
LVIP American International Service Class II                      494,640       (2,939)     491,701
LVIP Baron Growth Opportunities Service Class                   3,348,885   (2,384,227)     964,658
LVIP BlackRock Inflation Protected Bond Service Class           1,474,855      (73,613)   1,401,242
LVIP Capital Growth Service Class                              10,151,580   (2,264,483)   7,887,097
LVIP Cohen & Steers Global Real Estate Service Class            4,759,288   (3,533,472)   1,225,816
LVIP Columbia Value Opportunities Service Class                 1,337,472     (664,401)     673,071
LVIP Delaware Bond Standard Class                               1,632,534   (3,814,956)  (2,182,422)
LVIP Delaware Bond Service Class                               55,026,043  (19,469,385)  35,556,658
LVIP Delaware Diversified Floating Rate Service Class           1,314,659      (86,272)   1,228,387
LVIP Delaware Foundation Aggressive Allocation Standard Class      20,681     (252,900)    (232,219)
LVIP Delaware Foundation Aggressive Allocation Service Class      580,632   (1,274,499)    (693,867)
LVIP Delaware Growth and Income Service Class                   1,224,078     (902,407)     321,671
LVIP Delaware Social Awareness Standard Class                      36,556     (192,101)    (155,545)
LVIP Delaware Social Awareness Service Class                      772,638   (1,059,421)    (286,783)
LVIP Delaware Special Opportunities Service Class               2,355,302   (1,008,452)   1,346,850
LVIP Global Income Service Class                               18,503,099   (3,326,368)  15,176,731
LVIP Janus Capital Appreciation Standard Class                     28,207      (49,588)     (21,381)
LVIP Janus Capital Appreciation Service Class                   1,803,924   (1,503,050)     300,874
LVIP JPMorgan High Yield Service Class                            311,018      (10,162)     300,856
LVIP MFS International Growth Service Class                     8,220,808   (3,827,512)   4,393,296
LVIP MFS Value Service Class                                   23,585,825   (5,361,811)  18,224,014

                                                                        UNITS       UNITS     NET INCREASE
                                                                       ISSUED      REDEEMED    (DECREASE)
                                                                     ----------  -----------  ------------
LVIP Mid-Cap Value Service Class                                      3,151,793   (1,667,491)   1,484,302
LVIP Mondrian International Value Standard Class                         85,401     (327,403)    (242,002)
LVIP Mondrian International Value Service Class                       2,413,705   (2,234,437)     179,268
LVIP Money Market Standard Class                                      4,768,704   (8,111,422)  (3,342,718)
LVIP Money Market Service Class                                      38,621,313  (46,108,576)  (7,487,263)
LVIP SSgA Bond Index Service Class                                   53,021,842  (13,685,328)  39,336,514
LVIP SSgA Conservative Index Allocation Service Class                   287,801       (5,413)     282,388
LVIP SSgA Conservative Structured Allocation Service Class            1,056,130      (35,989)   1,020,141
LVIP SSgA Developed International 150 Service Class                   9,717,760   (2,577,338)   7,140,422
LVIP SSgA Emerging Markets 100 Service Class                          8,393,017   (3,794,619)   4,598,398
LVIP SSgA Global Tactical Allocation Service Class                    1,941,400   (1,408,331)     533,069
LVIP SSgA International Index Service Class                          16,950,024   (5,161,034)  11,788,990
LVIP SSgA Large Cap 100 Service Class                                17,104,763   (5,668,281)  11,436,482
LVIP SSgA Moderate Index Allocation Service Class                       387,697         (907)     386,790
LVIP SSgA Moderate Structured Allocation Service Class                2,768,223      (61,399)   2,706,824
LVIP SSgA Moderately Aggressive Index Allocation Service Class          542,516         (304)     542,212
LVIP SSgA Moderately Aggressive Structured Allocation Service Class   1,614,010     (130,775)   1,483,235
LVIP SSgA S&P 500 Index Standard Class                                  121,009      (93,768)      27,241
LVIP SSgA S&P 500 Index Service Class                                26,045,045   (8,056,517)  17,988,528
LVIP SSgA Small-Cap Index Service Class                               9,539,452   (4,616,922)   4,922,530
LVIP SSgA Small-Mid Cap 200 Service Class                             5,930,468   (3,016,757)   2,913,711
LVIP T. Rowe Price Growth Stock Service Class                         4,878,925   (2,571,450)   2,307,475
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              51,533      (46,552)       4,981
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class            1,664,203     (952,172)     712,031
LVIP Templeton Growth Service Class                                   5,920,732   (3,263,039)   2,657,693
LVIP Turner Mid-Cap Growth Service Class                              1,961,405     (891,347)   1,070,058
LVIP Wells Fargo Intrinsic Value Service Class                          752,803   (1,109,373)    (356,570)
LVIP Protected Profile 2010 Service Class                               129,836     (260,632)    (130,796)
LVIP Protected Profile 2020 Service Class                               349,888     (253,795)      96,093
LVIP Protected Profile 2030 Service Class                               204,204     (337,223)    (133,019)
LVIP Protected Profile 2040 Service Class                               254,851     (198,822)      56,029
LVIP Protected Profile Conservative Service Class                    13,472,502   (9,964,020)   3,508,482
LVIP Protected Profile Moderate Service Class                        26,042,915  (17,670,152)   8,372,763
LVIP Protected Profile Growth Service Class                          14,245,677   (9,948,514)   4,297,163
Lord Abbett Fundamental Equity Class VC                                 362,842      (87,204)     275,638
MFS VIT Core Equity Service Class                                         3,664      (57,541)     (53,877)
MFS VIT Growth Initial Class                                              3,977      (50,102)     (46,125)
MFS VIT Growth Service Class                                            669,186     (425,245)     243,941
MFS VIT Total Return Initial Class                                       20,729     (212,459)    (191,730)
MFS VIT Total Return Service Class                                    6,329,473   (5,884,163)     445,310
MFS VIT Utilities Initial Class                                          25,247     (383,054)    (357,807)
MFS VIT Utilities Service Class                                       2,714,593   (3,183,456)    (468,863)
Morgan Stanley UIF Capital Growth Class II                               35,383      (16,136)      19,247
NB AMT Mid-Cap Growth I Class                                           326,215     (917,422)    (591,207)
NB AMT Regency I Class                                                  383,025   (1,212,017)    (828,992)
Oppenheimer Global Securities Service Class                             162,561      (25,737)     136,824
PIMCO VIT Commodity Real Return Advisor Class                           807,187     (364,501)     442,686
Putnam VT Global Health Care Class IB                                    20,536      (59,119)     (38,583)
Putnam VT Growth & Income Class IB                                        9,063      (50,745)     (41,682)

7. SUBSEQUENT EVENT

Management evaluated subsequent events through March 30, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012